UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-01027
Name of Registrant:	Vanguard World Fund
Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482
Name and address of agent for service:	Anne E. Robinson, Esquire P.O. Box 876 Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000
Date of fiscal year end: August 31
Date of reporting period: September 1, 2016 – August 31, 2017
Item 1: Reports to Shareholders

Annual Report | August 31, 2017

Vanguard U.S. Growth Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Performance at a Glance.	1
Chairman’s Perspective.	3
Advisors’ Report.	7
Fund Profile.	13
Performance Summary.	15
Financial Statements.	17
Your Fund’s After-Tax Returns.	33
About Your Fund’s Expenses.	34
Glossary.	36

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: Nautical images have been part of Vanguard’s rich heritage since its start in 1975. For an incoming ship, a lighthouse offers a beacon and safe path to shore. You can similarly depend on Vanguard to put you first––and light the way––as you strive to meet your financial goals. Our client focus and low costs, stemming from our unique ownership structure, assure that your interests are paramount.

Your Fund’s Performance at a Glance

• Vanguard U.S. Growth Fund returned about 19% for the 12 months ended August 31, 2017. It trailed its benchmark’s 20.82% result and the 19.84% average return of its peers.

• Information technology stocks, which made up nearly half the portfolio’s assets at the end of the period, returned nearly 35%. The advisors’ heavy exposure to the sector and stock holdings within it also boosted relative performance.

• Financial, health care, and consumer discretionary stocks also made significant contributions to the fund’s return, although the advisors’ holdings hurt relative performance in the three sectors.

• The fund’s average annual return over the past ten years trailed that of its benchmark index but surpassed that of its peer group.

Total Returns: Fiscal Year Ended August 31, 2017
Total
Returns
Vanguard U.S. Growth Fund
Investor Shares	19.24%
Admiral™ Shares	19.42
Russell 1000 Growth Index	20.82
Large-Cap Growth Funds Average	19.84
Large-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Total Returns: Ten Years Ended August 31, 2017
Average
Annual Return
U.S. Growth Fund Investor Shares	8.62%
Russell 1000 Growth Index	9.39
Large-Cap Growth Funds Average	7.74
Large-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

1

Expense Ratios
Your Fund Compared With Its Peer Group

	Investor	Admiral	Peer Group
	Shares	Shares	Average
U.S. Growth Fund	0.46%	0.32%	1.14%

The fund expense ratios shown are from the prospectus dated December 22, 2016, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2017, the expense ratios were 0.43% for Investor Shares and 0.30% for Admiral Shares. The
peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2016.

Peer group: Large-Cap Growth Funds.

2

Chairman’s Perspective

Bill McNabb

Chairman and Chief Executive Officer

Dear Shareholder,

Since mid-August we’ve been reaching out to you about the proposals put forth by the Vanguard funds that, if approved, will enable us to manage the funds more efficiently and effectively. As the November deadline for voting approaches, I’d like to offer some perspective on a few of the proposals that I believe are important to the way Vanguard operates and manages your investments. I hope you consider this information and promptly cast your ballot.

Your biggest advocate

The main driver for this proxy solicitation is to ask all our fund shareholders to elect a full slate of trustees who oversee each U.S.-based Vanguard mutual fund. These trustees serve an important role, making sure your funds are managed in your best interests. This includes monitoring fund performance, approving advisory agreements, and ensuring that we’re keeping your investment costs as low as possible. Simply put, they are your biggest advocate.

Each trustee brings a variety of skills and professional experiences that contribute to the board’s strength and diversity. Of the 12 nominees, nine currently serve on the board, and three are new. If elected, the new board would include ten independent members, meaning they have no affiliation with Vanguard or the funds apart from any investments they may choose to make as private individuals.

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These are the proposed new trustees:

• Sarah Bloom Raskin is a former member of the Federal Reserve Board of Governors and former deputy secretary of the U.S. Treasury Department. She is an expert in cybersecurity—a critically important issue at Vanguard, as we place a premium on protecting clients’ assets and sensitive data.

• Deanna Mulligan is chief executive officer of The Guardian Life Insurance Company of America. It’s rare to find a CEO such as Deanna who leads a company with a mutual ownership structure similar to Vanguard’s.

• Tim Buckley is president and a director of Vanguard and will succeed me in January as CEO. (I’ll remain chairman for a period to be determined by the board.) I interviewed Tim when he applied for his first job here in 1991 and again when he was graduating from Harvard Business School. I was thrilled he picked Vanguard as a place to build his career, and I’ve been delighted to see him take on several leadership positions, including as head of our Retail Investor Group, chief information officer, and chief investment officer. I can think of no one better prepared to succeed me.

Market Barometer
		Average Annual Total Returns
		Periods Ended August 31, 2017
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	16.16%	9.21%	14.37%
Russell 2000 Index (Small-caps)	14.91	7.67	13.15
Russell 3000 Index (Broad U.S. market)	16.06	9.08	14.27
FTSE All-World ex US Index (International)	18.74	2.80	7.76

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	0.49%	2.64%	2.19%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	0.88	3.40	3.23
Citigroup Three-Month U.S. Treasury Bill Index	0.58	0.25	0.16

CPI
Consumer Price Index	1.94%	1.06%	1.28%

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Vanguard believes that diversity of thought, background, and experience, as well as diversity of personal characteristics, meaningfully contributes to the board’s ability to effectively serve shareholders. If Sarah and Deanna are elected, women will account for 40% of the board’s independent trustees.

I should note that even as Vanguard is nominating three new board members, we’re saying goodbye to trustee Rajiv Gupta. Rajiv was a legendary CEO of Rohm and Haas Co., and Vanguard and our clients have benefited greatly from his expertise. I wish him a happy retirement.

Summarizing the proposals

Among the trustees’ leading responsibilities is overseeing the funds’ internal and external investment advisory agreements. The trustees, in consultation with our Global Investment Committee and our Portfolio Review Department, choose the investment advisors that manage client assets. Over decades, we have built a strong track record of picking advisors whose portfolio management strategies have served clients well.

Two proposals in the proxy focus on this oversight responsibility. Shareholders of 48 Vanguard funds have already voted to allow the board to make external advisor changes without obtaining prior shareholder approval. The new proposals would extend that policy across our entire U.S.-based fund lineup and expand it to include internal advisory agreements with Vanguard subsidiaries. Eliminating the need for shareholder approval removes a step that is costly and time-consuming if done frequently or on an individual fund basis. Although there are no current plans to employ the policy on any Vanguard-managed funds, standardizing it enables the trustees to retain an advisory firm to diversify a fund’s management team or ensure management continuity should a contingency arise.

I also encourage shareholders of several specific Vanguard index funds to read the proxy proposals that affect those funds. One proposal would change the investment objective of Vanguard REIT Index Fund and Vanguard Variable Insurance Fund REIT Index Portfolio to include real estate-related securities, aligning the funds with updated industry-sector classification methodology. Another proposal seeks to change the diversification status of the REIT Index Fund to enable it to better track its benchmark. Finally, we seek your approval of the Funds’ Service Agreement for Vanguard Institutional Index Fund and Vanguard Institutional Total Stock Market Index Fund. If approved, this arrangement would then be standardized across Vanguard’s entire publicly available U.S. mutual fund lineup. It should also reduce costs and minimum initial investment requirements in select share classes.

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At the ballot box

We hope you’ll make it a priority to cast your ballot. We want to avoid the added time and cost of soliciting sufficient votes should we not obtain a quorum by the shareholder meeting on November 15, when voting concludes. Ultimately, we believe the proposals I’ve discussed are in your best interest as Vanguard fund shareholders, and the trustees recommend that you vote in favor of them. For more information, visit vanguard.com and enter the search term “proxy.”

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III

Chairman and Chief Executive Officer

September 14, 2017

Advisors’ Report

For the 12 months ended August 31, 2017, Vanguard U.S. Growth Fund returned about 19%. It trailed its benchmark, the Russell 1000 Growth Index, and the average return of its peers. Your fund is managed by five advisors. The use of multiple independent advisors enhances the fund’s diversification by providing exposure to distinct yet complementary investment approaches. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The table on page 12 presents the advisors, the percentage and amount of fund assets that each manages, and brief descriptions of their investment strategies. Each advisor has also prepared a discussion of the investment environment during the fiscal year and of how the portfolio’s positioning reflects this assessment. These reports were prepared on September 21, 2017.

Jackson Square Partners, LLC

Portfolio Managers:

Jeffrey S. Van Harte, CFA,
Chairman and Chief Investment Officer

Christopher J. Bonavico, CFA,
Equity Analyst

Christopher M. Ericksen, CFA,
Equity Analyst

Daniel J. Prislin, CFA,
Equity Analyst

As you would expect from our fundamental, bottom-up approach, stock selection is the primary driver of the portfolio’s performance.

TripAdvisor was the largest detractor from performance during the period because of its continued struggles in monetizing its hotel offerings and the underwhelming reviews of its mobile application. The company’s monetization plans have been executed more slowly than investors might have expected or hoped. But we still believe that the company has an undervalued asset of 400 million travelers interested in reviews, hotels, restaurants, and activities and that this asset is worth more than recognized at the current depressed valuation.

The top contributor was PayPal Holdings. PayPal has increasing business momentum and sees significant growth in total payment volume and active users. Venmo, PayPal’s peer-to-peer payment offering, has grown significantly, with $8 billion in transaction volume during the second quarter of 2017, up 103% year over year. We believe that PayPal’s core payment product will continue to perform as it expands its reach into physical merchants via Venmo and infrastructure offerings via Braintree.

Regardless of policy outcomes or macro-investor confidence, we remain consistent in our long-term investment philosophy: We want to own what we view as strong secular-growth companies with solid business models and competitive positions that we believe can grow market share and have the potential to deliver shareholder value in a variety of market environments.

Wellington Management Company llp

Portfolio Manager:

Andrew J. Shilling, CFA, Senior Managing Director

We aim for our portion of the fund to outperform growth benchmarks and, in the longer term, the broader market. We employ proprietary fundamental research and a rigorous valuation discipline to invest in large-capitalization companies with attractive growth characteristics.

Our investment approach is based on identifying companies with a clear competitive advantage that will enable them to sustain above-average growth.

Weak security selection in the industrial, consumer discretionary, and information technology sectors weighed on our portion of the fund over the last 12 months. Our selection within health care and financials also detracted from relative results. Our selection was stronger in consumer staples and real estate, helping to partially offset negative performance. Overweight exposure to information technology and underweight exposure to consumer staples (a fallout of our bottom-up stock selection) also aided performance.

The largest detractors from relative performance included Uber Technologies, a privately held transportation and ride-sharing company; Under Armour, a maker of athletic apparel; and O’Reilly Automotive, a parts retailer.

Netflix, a video-streaming company, was the leading contributor during the period. Other contributors included Alibaba, a Chinese e-commerce company, and ServiceNow, a provider of cloud-based services.

At the period’s close, we were most overweight in information technology, financials, and industrials. We reduced our exposure to consumer discretionary, where we are now underweight. We also remained underweight in materials, health care, and consumer staples as of the end of the period.

In this environment of moderate global growth and elevated uncertainty, we have maintained the portfolio’s exposure to secular trends and long-cycle growth. We believe these durable growth drivers will yield attractive relative returns during a challenging period for investors. We remain true to our process, seeking to invest in companies with competitive advantages, strong balance sheets, experienced and proven management, and the ability to sustain above-average growth.

8

William Blair Investment
Management, LLC

Portfolio Managers:

James Golan, CFA,
Partner

David Ricci, CFA,
Partner

While large-cap growth stocks advanced significantly over the year, the impact of style factors on our portfolio was largely neutral. Our higher growth bias, and resulting lower dividend yield exposure, was a tailwind, while our emphasis on companies with more durable business models was a headwind as companies with more volatile fundamentals outperformed.

Stock selection in consumer discretionary detracted from performance, in part because of positions in O’Reilly Automotive, Chipotle Mexican Grill, and Starbucks. O’Reilly Automotive was the top detractor in the sector because of weaker-than-expected sales and investor concerns about online competition potentially disrupting the aftermarket auto parts industry. Other notable detractors included grocery retailer Kroger and Cerner, a health care technology company. In addition, not owning Apple, the largest position in the benchmark, detracted meaningfully from relative returns.

Top contributors were software company Adobe Systems and health insurer UnitedHealth Group. Adobe reported strong financial results driven by its dominance in creative software. UnitedHealth was a beneficiary of the secular shift to managed care and value-based medicine. Other top contributors were information technology holdings Red Hat, Mastercard, and Microsoft.

As bottom-up, fundamental stock pickers, we maintain our focus on identifying businesses with idiosyncratic growth drivers that should power through a variety of economic or market scenarios and whose stocks present attractive risk/ reward opportunities. We believe that if we can identify and invest in high-quality companies with more durable growth opportunities than the market expects, investors in the stocks of those companies should be rewarded.

Jennison Associates LLC

Portfolio Managers:

Kathleen A. McCarragher,
Managing Director

Blair A. Boyer,
Managing Director

The unconventional U.S. presidential election and the new administration’s shaky start contributed to market volatility during the period. The initial favorable

9

market response to the election reflected anticipation of lower corporate tax rates, a less onerous regulatory environment, and increased spending on infrastructure. With legislative accomplishments elusive and factionalism impeding cooperation, market expectations moderated. Solid U.S. economic fundamentals included moderate GDP expansion, robust employment, and accelerating corporate profit growth.

Technology holdings were strong contributors to performance. Apple’s strength reflected the continued proliferation of its platform across the mobile phone, tablet, and personal computer landscape as well as the financial power related to Apple’s attractive margin profile regarding the profitability of its hardware products. Alibaba, with its dominant market share in important Chinese online businesses, saw significant revenue synergies and deeper engagement of buyers, merchants, advertisers, and cloud customers. Graphics chipmaker Nvidia benefited from its strength in key high-growth markets where developers have coalesced around its architecture and platform. Tencent gained from its dominant position in China’s online gaming and instant messaging markets and its advertising and payment service efforts.

In consumer discretionary, Netflix posted strong subscriber growth and international profits. Tesla rose on the introduction of its lower-cost electric vehicle, which targets the mainstream automotive market.

Health care holdings advanced but lagged the benchmark sector. Alexion Pharmaceuticals declined on news of an investigation into its sales practices and management shakeups. Allergan experienced challenges as it transitions to a future more dependent on volume growth than drug price increases. Shire was hurt by increased competition for its hemophilia drugs.

Baillie Gifford Overseas Ltd.

Portfolio Managers:

Tom Slater, Investment Manager, Partner Gary Robinson, Investment Manager

The U.S. market offers great long-term growth opportunities. A small number of outstanding growth companies in America are driving innovation and changing the world. In our view, their valuations continue to vastly underestimate their future potential. We are obsessed with capturing the long-term asymmetry of the U.S. equity market.

Notable contributors to performance included Tesla, which delivered its first mass-market Model 3 electric cars in July; Wayfair, the online furnishing company, which accelerated revenue growth as investments in distribution took hold; Netflix, which added subscribers as it invested heavily in original content; and Vertex Pharmaceuticals, which announced excellent clinical trial results for its cystic fibrosis drugs.

10

Among the main detractors were TripAdvisor, Under Armour, and Now, the global industrial distributor. TripAdvisor has struggled to expand from just search and price comparison to include direct booking. We continue to monitor progress and consider the growth potential of this bold move to change the business; other holdings have benefited from similarly aggressive strategic shifts in the past.

We focus on finding and holding exceptional growth companies, as defined by their culture, growth opportunity, and competitive edge. Competition for capital in the portfolio remains high; turnover is very low. We are, however, sufficiently excited by HEICO (generic aircraft parts), Redfin (web-based realty agent), and Shopify (innovative e-commerce platform) to have added them to the portfolio. Funding came from the complete sales of M&T Bank, Harley-Davidson, and Bristol-Myers Squibb.

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Vanguard U.S. Growth Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Jackson Square Partners, LLC	36	2,844	Uses a bottom-up approach, seeking companies that
			have large end-market potential, dominant business
			models, and strong free cash flow generation that is
			attractively priced compared with the intrinsic value
			of the securities.
Wellington Management	36	2,835	Employs proprietary fundamental research and a
Company LLP			rigorous valuation discipline in an effort to invest in
			high-quality, large-cap, sustainable-growth
			companies. The investment approach is based on the
			belief that stock prices often overreact to short-term
			trends and that bottom-up, intensive research
			focused on longer-term fundamentals can be used to
			identify stocks that will outperform the market over
			time.
William Blair Investment	12	972	Uses a fundamental investment approach in pursuit
Management, LLC			of superior long-term investment results from
			growth-oriented companies with leadership positions
			and strong market presence.
Jennison Associates LLC	7	524	Uses a research-driven, fundamental investment
			approach that relies on in-depth company knowledge
			gleaned through meetings with management,
			customers, and suppliers.
Baillie Gifford Overseas Ltd.	6	501	Uses a long-term, active, bottom-up investment
			approach to identify companies that can generate
			above-average growth in earnings and cash flow.
Cash Investments	3	228	These short-term reserves are invested by Vanguard
			in equity index products to simulate investment in
			stocks. Each advisor may also maintain a modest
			cash position.

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U.S. Growth Fund

Fund Profile
As of August 31, 2017

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VWUSX	VWUAX
Expense Ratio[1]	0.46%	0.32%
30-Day SEC Yield	0.31%	0.43%

Portfolio Characteristics
			DJ
			U.S.
		Russell	Total
		1000	Market
		Growth	FA
	Fund	Index	Index
Number of Stocks	151	552	3,769
Median Market Cap	$66.9B	$86.8B	$63.1B
Price/Earnings Ratio	27.8x	26.2x	21.6x
Price/Book Ratio	5.3x	6.3x	2.8x
Return on Equity	16.7%	21.8%	15.1%
Earnings Growth
Rate	14.4%	12.6%	9.4%
Dividend Yield	0.7%	1.3%	1.8%
Foreign Holdings	1.4%	0.0%	0.0%
Turnover Rate	27%	—	—
Short-Term Reserves	0.9%	—	—

Volatility Measures
		DJ
		U.S. Total
	Russell 1000	Market
	Growth Index	FA Index
R-Squared	0.92	0.77
Beta	1.01	0.96
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Alphabet Inc.	Internet Software &
	Services	5.7%
Facebook Inc.	Internet Software &
	Services	4.2
Microsoft Corp.	Systems Software	4.0
Mastercard Inc.	Data Processing &
	Outsourced Services	3.4
PayPal Holdings Inc.	Data Processing &
	Outsourced Services	3.2
Visa Inc.	Data Processing &
	Outsourced Services	3.1
Apple Inc.	Technology
	Hardware, Storage &
	Peripherals	2.9
Celgene Corp.	Biotechnology	2.8
Amazon.com Inc.	Internet & Direct
	Marketing Retail	2.5
eBay Inc.	Internet Software &
	Services	2.2
Top Ten		34.0%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 22, 2016, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2017, the expense ratios were 0.43% for Investor Shares and 0.30% for Admiral Shares.

13

U.S. Growth Fund

Sector Diversification (% of equity exposure)
		Russell	DJ
		1000	U.S. Total
		Growth	Market
	Fund	Index	FA Index
Consumer Discretionary 14.6%		17.8%	12.4%
Consumer Staples	3.0	6.9	7.6
Energy	0.2	0.8	5.3
Financials	7.2	3.3	14.7
Health Care	14.4	13.8	14.1
Industrials	8.9	12.1	10.7
Information Technology	45.6	37.9	22.6
Materials	0.7	3.7	3.3
Other	1.5	0.0	0.0
Real Estate	3.7	2.7	4.1
Telecommunication
Services	0.1	1.0	1.9
Utilities	0.1	0.0	3.3

Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.

14

U.S. Growth Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: August 31, 2007, Through August 31, 2017

Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended August 31, 2017
					Final Value
		One	Five	Ten	of a $10,000
		Year	Years	Years	Investment
	U.S. Growth Fund Investor Shares	19.24%	15.70%	8.62%	$22,868
• • • • • • • •	Russell 1000 Growth Index	20.82	15.41	9.39	24,535
– – – –	Large-Cap Growth Funds Average	19.84	13.99	7.74	21,065
	Dow Jones U.S. Total Stock Market
	Float Adjusted Index	16.05	14.19	7.76	21,122
Large-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

				Final Value
	One	Five	Ten	of a $50,000
	Year	Years	Years	Investment

U.S. Growth Fund Admiral Shares	19.42%	15.87%	8.79%	$116,077

Russell 1000 Growth Index	20.82	15.41	9.39	122,677
Dow Jones U.S. Total Stock Market Float
Adjusted Index	16.05	14.19	7.76	105,609

See Financial Highlights for dividend and capital gains information.

15

U.S. Growth Fund

Fiscal-Year Total Returns (%): August 31, 2007, Through August 31, 2017

Average Annual Total Returns: Periods Ended June 30, 2017

This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.

Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Investor Shares	1/6/1959	18.93%	15.35%	8.08%
Admiral Shares	8/13/2001	19.08	15.51	8.24

16

U.S. Growth Fund

Financial Statements

Statement of Net Assets
As of August 31, 2017

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (94.9%)[1]
Consumer Discretionary (14.1%)
*	Amazon.com Inc.	197,949	194,109
*	Netflix Inc.	623,314	108,899
*	Liberty Interactive Corp.
	QVC Group Class A	4,592,892	101,595
	Home Depot Inc.	603,494	90,446
*	Liberty Global plc	2,411,723	79,659
*	TripAdvisor Inc.	1,704,531	72,835
	Dollar General Corp.	760,698	55,196
^	Tesla Inc.	141,254	50,272
*	Priceline Group Inc.	26,556	49,184
*	O’Reilly Automotive Inc.	206,305	40,462
	Starbucks Corp.	665,700	36,520
	Hilton Worldwide
	Holdings Inc.	409,574	26,348
	Ross Stores Inc.	385,212	22,516
*	Liberty Global plc Class A	650,579	22,120
	Las Vegas Sands Corp.	337,648	21,005
	Wayfair Inc.	239,189	16,985
*,^	Chipotle Mexican Grill Inc.
	Class A	48,290	15,294
*	AutoZone Inc.	27,527	14,546
	Charter Communications
	Inc. Class A	33,440	13,327
*,^	Under Armour Inc.	778,128	11,750
	adidas AG	51,679	11,607
	Marriott International Inc.
	Class A	105,194	10,896
	Vail Resorts Inc.	46,100	10,508
	NIKE Inc. Class B	187,660	9,910
	McDonald’s Corp.	61,817	9,889
	Industria de Diseno Textil
	SA ADR	495,625	9,447
	CarMax Inc.	89,514	6,011
	Expedia Inc.	13,804	2,048
			1,113,384

		Market
		Value•
	Shares	($000)
Consumer Staples (2.7%)
* Monster Beverage Corp.	1,516,881	84,673
Estee Lauder Cos. Inc.
Class A	575,437	61,566
Constellation Brands Inc.
Class A	209,016	41,824
PepsiCo Inc.	145,790	16,872
Costco Wholesale Corp.	32,245	5,054
Brown-Forman Corp.
Class B	80,411	4,265
		214,254
Energy (0.1%)
Schlumberger Ltd.	114,900	7,297

Financials (6.8%)
Intercontinental
Exchange Inc.	2,426,984	156,953
Charles Schwab Corp.	1,834,349	73,191
MarketAxess Holdings
Inc.	264,575	51,050
* Markel Corp.	42,686	44,905
Marsh & McLennan
Cos. Inc.	437,864	34,188
Progressive Corp.	636,000	29,561
TD Ameritrade Holding
Corp.	616,224	26,695
MSCI Inc. Class A	218,663	25,061
Affiliated Managers
Group Inc.	121,600	21,485
First Republic Bank	221,016	21,450
Bank of America Corp.	766,273	18,306
American Express Co.	104,261	8,977
Morgan Stanley	174,403	7,935
Goldman Sachs Group Inc.	34,029	7,614
Interactive Brokers Group
Inc.	162,552	6,816
		534,187

17

U.S. Growth Fund

			Market
			Value•
		Shares	($000)
Health Care (13.9%)
*	Celgene Corp.	1,589,961	220,893
*	Biogen Inc.	432,474	136,904
*	Quintiles IMS
	Holdings Inc.	1,006,115	96,617
	Allergan plc	391,319	89,800
	UnitedHealth Group Inc.	437,206	86,960
	Bristol-Myers Squibb Co.	1,241,057	75,059
	Dentsply Sirona Inc.	1,254,358	70,959
*	Edwards Lifesciences
	Corp.	416,041	47,287
	Zoetis Inc.	605,500	37,965
*	ABIOMED Inc.	218,707	32,981
	Thermo Fisher Scientific
	Inc.	160,894	30,110
*	Vertex Pharmaceuticals
	Inc.	185,649	29,804
	Illumina Inc.	139,019	28,424
*	Regeneron
	Pharmaceuticals Inc.	48,288	23,994
	Danaher Corp.	280,900	23,433
*	Cerner Corp.	234,500	15,894
*	DexCom Inc.	204,719	15,274
	BioMarin Pharmaceutical
	Inc.	120,546	10,872
	Waters Corp.	55,868	10,251
	Juno Therapeutics Inc.	135,822	5,605
	Alnylam Pharmaceuticals
	Inc.	58,026	4,975
	Boston Scientific Corp.	173,132	4,770
	Seattle Genetics Inc.	45,430	2,387
			1,101,218
Industrials (8.5%)
	FedEx Corp.	455,957	97,748
	Nielsen Holdings plc	1,385,263	53,818
*	Verisk Analytics Inc.
	Class A	619,165	50,183
*	TransUnion	914,489	43,768
	AMETEK Inc.	629,824	39,836
	Fastenal Co.	893,796	38,138
	Lockheed Martin Corp.	121,810	37,200
*	IHS Markit Ltd.	759,136	35,558
	Equifax Inc.	246,698	35,147
	Union Pacific Corp.	316,200	33,296
	Fortive Corp.	454,266	29,514
	TransDigm Group Inc.	106,976	27,884
	Northrop Grumman Corp.	95,682	26,046
	Fortune Brands Home &
	Security Inc.	342,001	21,385
	JB Hunt Transport
	Services Inc.	211,180	20,884
	Snap-on Inc.	99,127	14,628
	Raytheon Co.	78,300	14,251
	Watsco Inc.	92,794	13,674

			Market
			Value•
		Shares	($000)
	Boeing Co.	56,451	13,529
	Parker-Hannifin Corp.	55,838	8,984
^	Wabtec Corp.	101,519	7,164
	CSX Corp.	137,776	6,916
	NOW Inc.	307,754	3,588
	HEICO Corp. Class A	31,130	2,262
			675,401
Information Technology (44.6%)
*	Facebook Inc. Class A	1,922,773	330,659
	Microsoft Corp.	4,226,982	316,051
*	Alphabet Inc. Class C	298,842	280,711
	Mastercard Inc. Class A	2,042,608	272,280
*	PayPal Holdings Inc.	4,082,898	251,833
	Visa Inc. Class A	2,384,043	246,796
	Apple Inc.	1,380,159	226,346
*	eBay Inc.	4,786,912	172,951
*	Alphabet Inc. Class A	177,194	169,263
	NVIDIA Corp.	628,018	106,411
*	Adobe Systems Inc.	594,235	92,202
*	Electronic Arts Inc.	699,961	85,045
	Symantec Corp.	2,774,025	83,165
	Intuit Inc.	565,677	80,015
*	Alibaba Group Holding
	Ltd. ADR	403,088	69,226
*	Take-Two Interactive
	Software Inc.	696,747	68,135
	ASML Holding NV	386,679	60,442
*	salesforce.com Inc.	573,002	54,716
*	FleetCor Technologies
	Inc.	372,831	53,602
*	ServiceNow Inc.	446,583	51,889
*	Autodesk Inc.	421,303	48,222
*	Workday Inc. Class A	419,581	46,024
*	Red Hat Inc.	410,556	44,135
	Global Payments Inc.	406,827	38,848
	CDW Corp.	577,625	36,633
	Alliance Data Systems
	Corp.	144,593	32,606
	Accenture plc Class A	242,700	31,736
	Texas Instruments Inc.	349,500	28,946
	Microchip Technology Inc.	276,516	24,002
	GrubHub Inc.	364,128	20,788
*	Zillow Group Inc.	477,621	18,923
	Tencent Holdings Ltd.	430,849	18,130
	Activision Blizzard Inc.	208,386	13,662
	Tableau Software Inc.
	Class A	124,316	9,010
	Ellie Mae Inc.	107,895	8,953
	CoStar Group Inc.	29,335	8,408
	Shopify Inc. Class A	70,196	7,786
	Broadcom Ltd.	30,095	7,586
	Splunk Inc.	78,349	5,256
			3,521,392

18

U.S. Growth Fund

			Market
			Value•
		Shares	($000)
	Materials (0.6%)
	Sherwin-Williams Co.	62,232	21,114
	PPG Industries Inc.	159,100	16,597
	Martin Marietta Materials
	Inc.	39,310	8,333
			46,044
	Other (0.1%)
*,2	Cloudera Inc.	300,088	5,239
	*,2,3WeWork Class A PP	52,398	2,715
4	Vanguard Growth ETF	3,100	409
			8,363
	Real Estate (3.5%)
	Crown Castle
	International Corp.	1,229,362	133,312
	Equinix Inc.	139,136	65,173
	American Tower Corp.	354,448	52,476
*	SBA Communications
	Corp. Class A	164,500	25,259
^	Redfin Corp.	98,140	2,187
			278,407
	Total Common Stocks
	(Cost $4,761,310)		7,499,947
	Preferred Stocks (1.3%)
	*,2,3Uber Technologies PP	1,408,784	58,408
	*,2,3WeWork Pfd. D1 PP	260,418	13,492
	*,2,3Airbnb Inc.	128,123	13,453
	*,2,3Pinterest Prf G PP	1,596,475	11,461
	*,2,3WeWork Pfd. D2 PP	204,614	10,601
	Total Preferred Stocks
	(Cost $52,987)		107,415

			Market
			Value•
		Shares	($000)
Temporary Cash Investments (4.0%)[1]
Money Market Fund (3.6%)
[5,6]	Vanguard Market
	Liquidity Fund,
	1.224%	2,865,761	286,634

		Face
		Amount
		($000)
Repurchase Agreement (0.3%)
	Bank of America Securities,
	LLC 1.060%, 9/1/17
	(Dated 8/31/17,
	Repurchase Value
	$20,001,000,
	collateralized by
	Government National
	Mortgage Assn.
	3.167%–4.056%,
	10/20/65–7/20/67, with
	a value of $20,400,000)	20,000	20,000

U. S. Government and Agency Obligations (0.1%)
7	United States Treasury
	Bill, 0.980%, 10/5/17	6,000	5,994
7	United States Treasury
	Bill, 1.028%, 11/2/17	1,000	998
7	United States Treasury
	Bill, 1.107%, 12/28/17	2,100	2,093
			9,085
Total Temporary Cash Investments
(Cost $315,684)			315,719
Total Investments (100.2%)
(Cost $5,129,981)			7,923,081

19

U.S. Growth Fund

Amount
($000)
Other Assets and Liabilities (-0.2%)
Other Assets
Investment in Vanguard	496
Receivables for Investment Securities Sold 17,701
Receivables for Accrued Income	9,055
Receivables for Capital Shares Issued	3,927
Variation Margin Receivable –
Futures Contracts	1,458
Other Assets	49
Total Other Assets	32,686
Liabilities
Payables for Investment Securities
Purchased	(16,380)
Collateral for Securities on Loan	(15,903)
Payables to Investment Advisor	(3,475)
Payables for Capital Shares Redeemed	(3,781)
Payables to Vanguard	(12,128)
Total Liabilities	(51,667)
Net Assets (100%)	7,904,100

At August 31, 2017, net assets consisted of:
Amount
($000)
Paid-in Capital	4,809,846
Undistributed Net Investment Income	12,569
Accumulated Net Realized Gains	286,741
Unrealized Appreciation (Depreciation)
Investment Securities	2,793,100
Futures Contracts	1,843
Foreign Currencies	1
Net Assets	7,904,100

Amount
($000)
Investor Shares—Net Assets
Applicable to 115,465,470 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	4,113,172
Net Asset Value Per Share—
Investor Shares	$35.62

Admiral Shares—Net Assets
Applicable to 41,099,606 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	3,790,928
Net Asset Value Per Share—
Admiral Shares	$92.24

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers.
The total value of securities on loan is $15,439,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and
temporary cash investment positions represent 97.8% and 1.1%, respectively, of net assets.
2 Restricted securities totaling $115,370,000, representing 1.5%
of net assets.
3 Security value determined using significant unobservable inputs.
4 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
5 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate
shown is the 7-day yield.
6 Includes $15,903,000 of collateral received for securities on loan.
7 Securities with a value of $8,136,000 have been segregated as initial margin for open futures contracts.

ADR—American Depositary Receipt.
PP—Private Placement.

20

U.S. Growth Fund

Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
				($000)
				Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
E-mini S&P 500 Index	September 2017	1,497	184,887	2,562
E-mini S&P Mid-Cap 400 Index	September 2017	262	45,336	(719)
				1,843

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

21

U.S. Growth Fund

Statement of Operations

Year Ended
August 31,2017
($000)
Investment Income
Income
Dividends[1,2]	61,231
Interest[1]	2,108
Securities Lending—Net	413
Total Income	63,752
Expenses
Investment Advisory Fees—Note B
Basic Fee	12,311
Performance Adjustment	(553)
The Vanguard Group—Note C
Management and Administrative—Investor Shares	9,061
Management and Administrative—Admiral Shares	3,825
Marketing and Distribution—Investor Shares	567
Marketing and Distribution—Admiral Shares	254
Custodian Fees	81
Auditing Fees	40
Shareholders’ Reports and Proxy—Investor Shares	295
Shareholders’ Reports and Proxy—Admiral Shares	45
Trustees’ Fees and Expenses	17
Total Expenses	25,943
Expenses Paid Indirectly	(212)
Net Expenses	25,731
Net Investment Income	38,021
Realized Net Gain (Loss)
Investment Securities Sold[1]	357,326
Futures Contracts	19,375
Realized Net Gain (Loss)	376,701
Change in Unrealized Appreciation (Depreciation)
Investment Securities	862,232
Futures Contracts	941
Foreign Currencies	1
Change in Unrealized Appreciation (Depreciation)	863,174
Net Increase (Decrease) in Net Assets Resulting from Operations	1,277,896

1 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the fund were $5,000, $1,944,000, and $1,000, respectively.

2 Dividends are net of foreign withholding taxes of $120,000.

See accompanying Notes, which are an integral part of the Financial Statements.

22

U.S. Growth Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	38,021	38,023
Realized Net Gain (Loss)	376,701	71,168
Change in Unrealized Appreciation (Depreciation)	863,174	333,653
Net Increase (Decrease) in Net Assets Resulting from Operations	1,277,896	442,844
Distributions
Net Investment Income
Investor Shares	(14,717)	(19,111)
Admiral Shares	(16,728)	(16,735)
Realized Capital Gain[1]
Investor Shares	(38,970)	(327,359)
Admiral Shares	(32,022)	(218,490)
Total Distributions	(102,437)	(581,695)
Capital Share Transactions
Investor Shares	(313,395)	(96,179)
Admiral Shares	181,650	699,217
Net Increase (Decrease) from Capital Share Transactions	(131,745)	603,038
Total Increase (Decrease)	1,043,714	464,187
Net Assets
Beginning of Period	6,860,386	6,396,199
End of Period[2]	7,904,100	6,860,386

1 Includes fiscal 2017 and 2016 short-term gain distributions totaling $0 and $0, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $12,569,000 and $7,918,000.

See accompanying Notes, which are an integral part of the Financial Statements.

23

U.S. Growth Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$30.32	$30.89	$31.03	$24.67	$20.79
Investment Operations
Net Investment Income	.151[1]	.151	.169	.168	.134
Net Realized and Unrealized Gain (Loss)
on Investments	5.590	1.944	2.168	6.303	3.861
Total from Investment Operations	5.741	2.095	2.337	6.471	3.995
Distributions
Dividends from Net Investment Income	(.121)	(.147)	(.194)	(.111)	(.115)
Distributions from Realized Capital Gains	(.320)	(2.518)	(2.283)	—	—
Total Distributions	(.441)	(2.665)	(2.477)	(.111)	(.115)
Net Asset Value, End of Period	$35.62	$30.32	$30.89	$31.03	$24.67

Total Return[2]	19.24%	6.89%	7.96%	26.29%	19.31%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,113	$3,794	$3,975	$4,038	$3,137
Ratio of Total Expenses to Average Net Assets[3]	0.43%	0.46%	0.47%	0.44%	0.45%
Ratio of Net Investment Income to
Average Net Assets	0.47%	0.50%	0.53%	0.59%	0.59%
Portfolio Turnover Rate	27%	32%	38%	36%	38%

1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Includes performance-based investment advisory fee increases (decreases) of (0.01%), 0.02%, 0.03%, (0.01%), and (0.01%).

See accompanying Notes, which are an integral part of the Financial Statements.

24

U.S. Growth Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$78.52	$80.01	$80.37	$63.91	$53.85
Investment Operations
Net Investment Income	. 502[1]	.506	.563	.557	.440
Net Realized and Unrealized Gain (Loss)
on Investments	14.480	5.018	5.607	16.293	10.002
Total from Investment Operations	14.982	5.524	6.170	16.850	10.442
Distributions
Dividends from Net Investment Income	(. 433)	(. 499)	(. 623)	(. 390)	(. 382)
Distributions from Realized Capital Gains	(.829)	(6.515)	(5.907)	—	—
Total Distributions	(1.262)	(7.014)	(6.530)	(.390)	(.382)
Net Asset Value, End of Period	$92.24	$78.52	$80.01	$80.37	$63.91

Total Return[2]	19.42%	7.03%	8.12%	26.44%	19.51%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,791	$3,066	$2,421	$1,868	$1,141
Ratio of Total Expenses to Average Net Assets[3]	0.30%	0.32%	0.33%	0.30%	0.31%
Ratio of Net Investment Income to
Average Net Assets	0.60%	0.64%	0.67%	0.73%	0.73%
Portfolio Turnover Rate	27%	32%	38%	36%	38%

1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Includes performance-based investment advisory fee increases (decreases) of (0.01%), 0.02%, 0.03%, (0.01%), and (0.01%).

See accompanying Notes, which are an integral part of the Financial Statements.

25

U.S. Growth Fund

Notes to Financial Statements

Vanguard U.S. Growth Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market-or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

26

U.S. Growth Fund

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended August 31, 2017, the fund’s average investments in long and short futures contracts represented 2% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

4. Repurchase Agreements: The fund enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature, and in the absence of a default, such collateral cannot be repledged, resold, or rehypothecated. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2014–2017), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

6. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

7. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

27

U.S. Growth Fund

8. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2017, or at any time during the period then ended.

9. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and the proxy. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The investment advisory firms Jackson Square Partners, LLC, Wellington Management Company LLP, William Blair Investment Management, LLC, Jennison Associates LLC, and Baillie Gifford Overseas Ltd. each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fees of Jackson Square Partners, LLC, Wellington Management Company LLP, and Jennison Associates LLC are subject to quarterly adjustments based on performance relative to the Russell 1000 Growth Index for the preceding three years. The basic fee of William Blair Investment Management, LLC, is subject to quarterly adjustments based on performance relative to the Russell 1000 Growth Index for the preceding five years. The basic fee of Baillie Gifford Overseas Ltd. is subject to quarterly adjustments based on performance relative to the S&P 500 Index for the preceding three years.

Vanguard manages the cash reserves of the fund as described below.

For the year ended August 31, 2017, the aggregate investment advisory fee represented an effective annual basic rate of 0.17% of the fund’s average net assets, before a net decrease of $553,000 (0.01%) based on performance.

C. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, distribution, and cash management services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines

28

U.S. Growth Fund

approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2017, the fund had contributed to Vanguard capital in the amount of $496,000, representing 0.01% of the fund’s net assets and 0.20% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

D. The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. For the year ended August 31, 2017, these arrangements reduced the fund’s expenses by $212,000 (an annual rate of 0.00% of average net assets).

E. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments as of August 31, 2017, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	7,462,256	34,976	2,715
Preferred Stocks	—	—	107,415
Temporary Cash Investments	286,634	29,085	—
Futures Contracts—Assets[1]	1,458	—	—
Total	7,750,348	64,061	110,130
1 Represents variation margin on the last day of the reporting period.

The determination of Level 3 fair value measurements is governed by documented policies and procedures adopted by the board of trustees. The board has designated a pricing review committee, as an agent of the board, to ensure the timely analysis and valuation of Level 3 securities held by the fund in accordance with established policies and procedures. The pricing review committee employs various methods for calibrating valuation approaches, including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity. All valuation decisions made by the pricing review committee are reported to the board on a quarterly basis for review and ratification. The board reviews the adequacy of the fair value measurement policies and procedures in place on an annual basis.

29

U.S. Growth Fund

The following table summarizes changes in investments valued based on Level 3 inputs during the year ended August 31, 2017. Transfers into or out of Level 3 are recognized based on values as of the date of transfer.

	Investments	Investments
	in Common	in Preferred
	Stocks	Stocks
Amount Valued Based on Level 3 Inputs	($000)	($000)
Balance as of August 31, 2016	2,630	121,065
Transfers Out of Level 3	—	(4,369)
Change in Unrealized Appreciation (Depreciation)	85	(9,281)
Balance as of August 31, 2017	2,715	107,415
Net change in unrealized appreciation (depreciation) from investments still held as of August 31, 2017 was ($8,412,000).

The following table provides quantitative information about the significant unobservable inputs used in fair value measurement as of August 31, 2017:

	Fair Value
	at 8/31/2017			Amount or Range/
Security Type	($000)	Valuation Technique	Unobservable Input	Weighted Avg.
Common Stocks	2,715	Recent Market	Transaction Price	$51.81
		Transaction
Preferred Stocks	49,007	Recent Market	Transaction Price	$7.18–
		Transaction[1]		$105.00/$55.97
	58,408	Recent Market	Transaction Price	$48.77
		Transaction with
		Uncertainty Discount
			Uncertainty Discount	15%

1 During the period ended August 31, 2017, the valuation technique was changed from Comparable Companies to Recent Market Transaction. This was considered to be a more relevant measure of fair value for this investment.

Significant increases or decreases in the significant unobservable inputs used in the fair value measurement of the portfolio’s Level 3 securities, in isolation, could result in a significantly higher or lower fair value measurement.

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

30

U.S. Growth Fund

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income and realized capital gains. Accordingly, the fund has reclassified $1,925,000 from undistributed net investment income, and $18,975,000 from accumulated net realized gains to paid-in capital.

For tax purposes, at August 31, 2017, the fund had $30,691,000 of ordinary income and $282,078,000 of long-term capital gains available for distribution.

At August 31, 2017, the cost of investment securities for tax purposes was $5,130,201,000. Net unrealized appreciation of investment securities for tax purposes was $2,792,880,000, consisting of unrealized gains of $2,920,859,000 on securities that had risen in value since their purchase and $127,979,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the year ended August 31, 2017, the fund purchased $1,853,135,000 of investment securities and sold $2,113,031,000 of investment securities, other than temporary cash investments.

H. Capital share transactions for each class of shares were:
			Year Ended August 31,
		2017		2016
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	285,406	8,912	566,832	18,852
Issued in Lieu of Cash Distributions	52,776	1,792	340,874	11,389
Redeemed	(651,577)	(20,372)	(1,003,885)	(33,788)
Net Increase (Decrease)—Investor Shares	(313,395)	(9,668)	(96,179)	(3,547)
Admiral Shares
Issued	701,009	8,412	1,021,665	13,128
Issued in Lieu of Cash Distributions	46,252	607	223,265	2,883
Redeemed	(565,611)	(6,971)	(545,713)	(7,215)
Net Increase (Decrease)—Admiral Shares	181,650	2,048	699,217	8,796

I. Management has determined that no material events or transactions occurred subsequent to August 31, 2017, that would require recognition or disclosure in these financial statements.

31

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard World Fund and the Shareholders of Vanguard U.S. Growth Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard U.S. Growth Fund (constituting a separate portfolio of Vanguard World Fund, hereafter referred to as the “Fund”) as of August 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of August 31, 2017 by correspondence with the custodians and brokers and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
October 17, 2017

Special 2017 tax information (unaudited) for Vanguard U.S. Growth Fund

This information for the fiscal year ended August 31, 2017, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $89,542,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

The fund distributed $31,445,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 100% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

32

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2017. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: U.S. Growth Fund Investor Shares
Periods Ended August 31, 2017
	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	19.24%	15.70%	8.62%
Returns After Taxes on Distributions	18.82	14.69	8.10
Returns After Taxes on Distributions and Sale of Fund Shares	11.13	12.51	6.97

33

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

34

Six Months Ended August 31, 2017
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
U.S. Growth Fund	2/28/2017	8/31/2017	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,138.38	$2.37
Admiral Shares	1,000.00	1,139.33	1.67
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,022.99	$2.24
Admiral Shares	1,000.00	1,023.64	1.58

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.44% for Investor Shares and 0.31% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

35

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share.

For a fund, the weighted average price/book ratio of the stocks it holds.

36

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

37

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

38

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 195 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee1

F. William McNabb III

Born 1957. Trustee Since July 2009. Chairman of the Board. Principal Occupation(s) During the Past Five Years and Other Experience: Chairman of the Board of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group, since January 2010; Chief Executive Officer and Director of The Vanguard Group and President and Chief Executive Officer of each of the investment companies served by The Vanguard Group, since 2008; Director of Vanguard Marketing Corporation; President of The Vanguard Group (2008–2017); Managing Director of The Vanguard Group (1995–2008).

Independent Trustees

Emerson U. Fullwood

Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Executive Chief Staff and Marketing Officer for North America and Corporate Vice President (retired 2008) of Xerox Corporation (document management products and services); Executive in Residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology; Lead Director of SPX FLOW, Inc. (multi-industry manufacturing); Director of the United Way of Rochester, the University of Rochester Medical Center, Monroe Community College Foundation, North Carolina A&T University, and Roberts Wesleyan College; Trustee of the University of Rochester.

Rajiv L. Gupta

Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years and Other Experience: Chairman and Chief Executive Officer (retired 2009) and President (2006–2008) of Rohm and Haas Co. (chemicals); Director of Arconic Inc. (diversified manufacturer), HP Inc. (printer and personal computer manufacturing), and Delphi Automotive plc (automotive components); Senior Advisor at New Mountain Capital.

Amy Gutmann

Born 1949. Trustee Since June 2006. Principal Occupation(s) During the Past Five Years and Other Experience: President of the University of Pennsylvania; Christopher H. Browne

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

Distinguished Professor of Political Science, School of Arts and Sciences, and Professor of Communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania; Trustee of the National Constitution Center.

JoAnn Heffernan Heisen

Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years and Other Experience: Corporate Vice President and Member of the Executive Committee (1997–2008), Chief Global Diversity Officer (retired 2008), Vice President and Chief Information Officer (1997–2006), Controller (1995–1997), Treasurer (1991–1995), and Assistant Treasurer (1989–1991) of Johnson & Johnson (pharmaceuticals/medical devices/ consumer products); Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation; Member of the Advisory Board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born 1949. Trustee Since October 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2009) of Cummins Inc. (industrial machinery); Chairman of the Board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina Foundation for Education; Director of the V Foundation for Cancer Research; Member of the Advisory Council for the College of Arts and Letters and Chair of the Advisory Board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born 1953. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Senior Vice President and Chief Financial Officer (retired 2013) at IBM (information technology services); Fiduciary Member of IBM’s Retirement Plan Committee (2004–2013); Director of the Dow Chemical Company; Member of the Council on Chicago Booth.

Scott C. Malpass

Born 1962. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Chief Investment Officer and Vice President at the University of Notre Dame; Assistant Professor of Finance at the Mendoza College of Business at Notre Dame; Member of the Notre Dame 403(b) Investment Committee, the Board of Advisors for Spruceview Capital Partners, the Board of Catholic Investment Services, Inc. (investment advisor), and the Board of Superintendence of the Institute for the Works of Religion; Chairman of the Board of TIFF Advisory Services, Inc. (investment advisor).

André F. Perold

Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years and Other Experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011); Chief Investment Officer and Co-Managing Partner of HighVista Strategies LLC (private investment firm); Overseer of the Museum of Fine Arts Boston.

Peter F. Volanakis

Born 1955. Trustee Since July 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2010) of Corning Incorporated (communications equipment); Chairman of the Board of Trustees of Colby-Sawyer College; Member of the Board of Hypertherm, Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born 1967. Investment Stewardship Officer Since February 2017. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Treasurer (2015–2017), Controller (2010–2015), and Assistant Controller (2001–2010) of each of the investment companies served by The Vanguard Group.

Thomas J. Higgins

Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Peter Mahoney

Born 1974. Controller Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Controller of each of the investment companies served by The Vanguard Group; Head of International Fund Services at The Vanguard Group (2008–2014).

Anne E. Robinson

Born 1970. Secretary Since September 2016. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; General Counsel of The Vanguard Group; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group; Director and Senior Vice President of Vanguard Marketing Corporation; Managing Director and General Counsel of Global Cards and Consumer Services at Citigroup (2014–2016); Counsel at American Express (2003–2014).

Michael Rollings

Born 1963. Treasurer Since February 2017. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group; Director of Vanguard Marketing Corporation; Executive Vice President and Chief Financial Officer of MassMutual Financial Group (2006–2016).

Vanguard Senior Management Team

Mortimer J. Buckley	Chris D. McIsaac
Gregory Davis	James M. Norris
John James	Thomas M. Rampulla
Martha G. King	Karin A. Risi
John T. Marcante

Chairman Emeritus and Senior Advisor

John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a registered trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
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Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2017 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q230 102017

Annual Report | August 31, 2017

Vanguard International Growth Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Performance at a Glance.	1
Chairman’s Perspective.	3
Advisors’ Report.	7
Fund Profile.	11
Performance Summary.	13
Financial Statements.	15
Your Fund’s After-Tax Returns.	35
About Your Fund’s Expenses.	36
Glossary.	38

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: Nautical images have been part of Vanguard’s rich heritage since its start in 1975. For an incoming ship, a lighthouse offers a beacon and safe path to shore. You can similarly depend on Vanguard to put you first––and light the way––as you strive to meet your financial goals. Our client focus and low costs, stemming from our unique ownership structure, assure that your interests are paramount.

Your Fund’s Performance at a Glance

• Amid stronger and more synchronized global growth, Vanguard International Growth Fund returned more than 28% for the 12 months ended August 31, 2017. That result was significantly better than its benchmark’s and the average return of its peers.

• The fund’s advisors added value in every region. Among emerging markets, stock selection in and an overweighting of China made that country the fund’s largest relative contributor.

• In Europe, positioning in Italy, the Netherlands, and the United Kingdom helped the most.

• In the Pacific region, a boost from the fund’s positioning in Japan was more than offset by weak selection in other countries, particularly South Korea.

• The fund outperformed its benchmark in a majority of sectors, but the biggest contributors were consumer discretionary and information technology, with each adding nearly 4 percentage points to the fund’s relative return.

Total Returns: Fiscal Year Ended August 31, 2017
Total
Returns
Vanguard International Growth Fund
Investor Shares	28.43%
Admiral™ Shares	28.57
MSCI All Country World Index ex USA	18.88
International Funds Average	17.59
International Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Total Returns: Ten Years Ended August 31, 2017
Average
Annual Return
International Growth Fund Investor Shares	4.50%
Spliced International Index	0.90
International Funds Average	1.52
For a benchmark description, see the Glossary.
International Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

1

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Peer Group
	Shares	Shares	Average
International Growth Fund	0.46%	0.33%	1.34%

The fund expense ratios shown are from the prospectus dated December 22, 2016, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2017, the fund’s expense ratios were 0.45% for Investor Shares and 0.32% for Admiral Shares. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2016.

Peer group: International Funds.

2

Chairman’s Perspective

Bill McNabb

Chairman and Chief Executive Officer

Dear Shareholder,

Since mid-August we’ve been reaching out to you about the proposals put forth by the Vanguard funds that, if approved, will enable us to manage the funds more efficiently and effectively. As the November deadline for voting approaches, I’d like to offer some perspective on a few of the proposals that I believe are important to the way Vanguard operates and manages your investments. I hope you consider this information and promptly cast your ballot.

Your biggest advocate

The main driver for this proxy solicitation is to ask all our fund shareholders to elect a full slate of trustees who oversee each U.S.-based Vanguard mutual fund. These trustees serve an important role, making sure your funds are managed in your best interests. This includes monitoring fund performance, approving advisory agreements, and ensuring that we’re keeping your investment costs as low as possible. Simply put, they are your biggest advocate.

Each trustee brings a variety of skills and professional experiences that contribute to the board’s strength and diversity. Of the 12 nominees, nine currently serve on the board, and three are new. If elected, the new board would include ten independent members, meaning they have no affiliation with Vanguard or the funds apart from any investments they may choose to make as private individuals.

3

These are the proposed new trustees:

• Sarah Bloom Raskin is a former member of the Federal Reserve Board of Governors and former deputy secretary of the U.S. Treasury Department. She is an expert in cybersecurity—a critically important issue at Vanguard, as we place a premium on protecting clients’ assets and sensitive data.

• Deanna Mulligan is chief executive officer of The Guardian Life Insurance Company of America. It’s rare to find a CEO such as Deanna who leads a company with a mutual ownership structure similar to Vanguard’s.

• Tim Buckley is president and a director of Vanguard and will succeed me in January as CEO. (I’ll remain chairman for a period to be determined by the board.) I interviewed Tim when he applied for his first job here in 1991 and again when he was graduating from Harvard Business School. I was thrilled he picked Vanguard as a place to build his career, and I’ve been delighted to see him take on several leadership positions, including as head of our Retail Investor Group, chief information officer, and chief investment officer. I can think of no one better prepared to succeed me.

Market Barometer
		Average Annual Total Returns
		Periods Ended August 31, 2017
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	16.16%	9.21%	14.37%
Russell 2000 Index (Small-caps)	14.91	7.67	13.15
Russell 3000 Index (Broad U.S. market)	16.06	9.08	14.27
FTSE All-World ex US Index (International)	18.74	2.80	7.76

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	0.49%	2.64%	2.19%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	0.88	3.40	3.23
Citigroup Three-Month U.S. Treasury Bill Index	0.58	0.25	0.16

CPI
Consumer Price Index	1.94%	1.06%	1.28%

4

Vanguard believes that diversity of thought, background, and experience, as well as diversity of personal characteristics, meaningfully contributes to the board’s ability to effectively serve shareholders. If Sarah and Deanna are elected, women will account for 40% of the board’s independent trustees.

I should note that even as Vanguard is nominating three new board members, we’re saying goodbye to trustee Rajiv Gupta. Rajiv was a legendary CEO of Rohm and Haas Co., and Vanguard and our clients have benefited greatly from his expertise. I wish him a happy retirement.

Summarizing the proposals

Among the trustees’ leading responsibilities is overseeing the funds’ internal and external investment advisory agreements. The trustees, in consultation with our Global Investment Committee and our Portfolio Review Department, choose the investment advisors that manage client assets. Over decades, we have built a strong track record of picking advisors whose portfolio management strategies have served clients well.

Two proposals in the proxy focus on this oversight responsibility. Shareholders of 48 Vanguard funds have already voted to allow the board to make external advisor changes without obtaining prior shareholder approval. The new proposals would extend that policy across our entire U.S.-based fund lineup and expand it to include internal advisory agreements with Vanguard subsidiaries. Eliminating the need for shareholder approval removes a step that is costly and time-consuming if done frequently or on an individual fund basis. Although there are no current plans to employ the policy on any Vanguard-managed funds, standardizing it enables the trustees to retain an advisory firm to diversify a fund’s management team or ensure management continuity should a contingency arise.

I also encourage shareholders of several specific Vanguard index funds to read the proxy proposals that affect those funds. One proposal would change the investment objective of Vanguard REIT Index Fund and Vanguard Variable Insurance Fund REIT Index Portfolio to include real estate-related securities, aligning the funds with updated industry-sector classification methodology. Another proposal seeks to change the diversification status of the REIT Index Fund to enable it to better track its benchmark. Finally, we seek your approval of the Funds’ Service Agreement for Vanguard Institutional Index Fund and Vanguard Institutional Total Stock Market Index Fund. If approved, this arrangement would then be standardized across Vanguard’s entire publicly available U.S. mutual fund lineup. It should also reduce costs and minimum initial investment requirements in select share classes.

5

At the ballot box

We hope you’ll make it a priority to cast your ballot. We want to avoid the added time and cost of soliciting sufficient votes should we not obtain a quorum by the shareholder meeting on November 15, when voting concludes. Ultimately, we believe the proposals I’ve discussed are in your best interest as Vanguard fund shareholders, and the trustees recommend that you vote in favor of them. For more information, visit vanguard.com and enter the search term “proxy.”

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III

Chairman and Chief Executive Officer

September 14, 2017

6

Advisors’ Report

For the 12 months ended August 31, 2017, Vanguard International Growth Fund returned 28.43% for Investor Shares and 28.57% for Admiral Shares. Those results were well ahead of the return of its benchmark index (+18.88%) and the average return of peer funds (+17.59%). Your fund is managed by two independent advisors, a strategy that enhances the fund’s diversification by providing exposure to distinct yet complementary investment approaches. It is not uncommon for advisors to have different views about individual securities or the broader investment environment.

The advisors, the amount and percentage of fund assets each manages, and brief descriptions of their investment strategies are presented in the table below. The advisors have also prepared a discussion of the investment environment that existed during the fiscal year and of how the portfolio’s positioning reflects this assessment. These comments were prepared on September 25, 2017.

Vanguard International Growth Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Baillie Gifford Overseas Ltd.	60	18,452	The advisor seeks stocks that can generate
			above-average growth in earnings and cash
			flow, producing a bottom-up, stock-driven
			approach to country and asset allocation. An
			in-depth view on each company is measured
			against the consensus view, leading to
			discrepancies and potential opportunities to add
			value.
Schroder Investment	39	12,047	Equity analysts located around the world and an
Management North America Inc.			international team of global sector specialists
			help to identify reasonably priced companies
			with strong growth prospects and a sustainable
			competitive advantage.
Cash Investments	1	333	These short-term reserves are invested by
			Vanguard in equity index products to simulate
			investment in stocks. Each advisor may also
			maintain a modest cash position.

7

Baillie Gifford Overseas Ltd.

Portfolio Managers:

James K. Anderson, Head of Global Equities

Thomas Coutts, Head of European Equities

We invest in companies that we believe can grow significantly faster than the market for many years, possibly decades. These opportunities are quite rare, and owning these companies requires patience. But we think it pays to back our convictions, so our portion of the portfolio has become a little more concentrated over the last 12 months. We need to be supportive to long-term shareholders and encourage great growth-oriented companies to put long-term goals before the market’s toxic obsession with short-term targets.

A new breed of company has emerged in recent years that has little need of capital and that benefits from the effects of having a large network. In Tencent, Alibaba, and Amazon.com, we own companies that exemplify these traits and are now capable of dominating across different parts of the economy. Although these companies have contributed strongly to returns over many years, we believe that the prospects for patient shareholders remain fantastic.

One area we are particularly excited about is Chinese education. The one-child policy introduced in 1979 led to “4-2-1” family structures, with four grandparents, two parents, and a child. As a result, families invest heavily in their children’s education, to increase the chances of admission to universities and, ultimately, of finding a good job. TAL Education and New Oriental are two education providers that have been growing quickly and have contributed to returns. We believe these companies can continue to grow significantly faster than the market over the long term as both expand into new tier-two cities and beyond their core offering.

The notable detractor over the last 12 months was Banco Popular, as Santander acquired the Spanish bank in June for a nominal sum of €1. We have owned Popular since 2013, attracted by its small to medium-sized business lending franchise, a strong culture, and a consolidating Spanish banking industry. Since that time, the small to medium enterprise business has proved its worth, but rising debt levels and management changes have taken their toll.

In the weeks leading up to the bank’s sale, we were aware of the increasing challenges it faced, but we concluded that the probability of a good outcome remained large enough for us to retain a small holding. Although misplaced on this occasion, this focus on the

8

upside and acceptance that things can go wrong is an integral part of our investment approach.

One of the great advantages of long-term investing is that you need only a handful of new ideas to complement your existing holdings. Over the past year, the only new purchases in our portfolio have been Nidec, a Japanese electric motor company, and Delivery Hero, a German online food delivery company. We have also added to existing holdings, such as car manufacturers Ferrari and Tesla, Swedish bank Svenska Handelsbanken, and Dutch semiconductor company ASML. These additions were funded partly by the sale of holdings in Norwegian media company Schibsted and British life insurer Prudential. Several of the companies we held found buyers, including ARM, Syngenta, Mobileye, and Skyscanner.

Schroder Investment Management North America Inc.

Portfolio Manager:

Simon Webber, CFA

International equities enjoyed one of their strongest performance periods in years, against a supportive backdrop. The pace of economic growth improved in a majority of European and Asian economies, and monetary policy remained accommodative. Corporate earnings growth momentum has been broadening across regions and sectors in 2017, and that, along with strengthening international currency markets, bodes well for prolonged better performance by international equities.

Within the portfolio, technology contributed most strongly to results, helped by an overweighting of the sector and stock choices within it. Our consumer and health care holdings also performed well, while our industrial ones detracted.

Among our tech holdings, the growth over this year of Chinese e-commerce platform Alibaba has been exceptional for a company of its size. Alibaba has delivered a succession of extremely strong results, most recently showcasing the strength of its underlying business model in delivering year-over-year revenue growth of 56%. The company’s scale, reach, and differentiation continue to drive greater earnings growth than the market expects. Although e-commerce has historically been its core, Alibaba is increasingly using its scale to expand into wider markets such as logistics, cloud-computing platforms, online video, and financial payments.

Our weakest holding was Germany’s GEA Group. The company, which supplies manufacturing equipment to the food and dairy industries, has been hurt by weaker capital investment plans by its customers and cost overruns from the implementation of a new IT system. Although management credibility has clearly been damaged, we believe that

9

much of the shortfall is due to cyclical issues, and we still see plenty of scope for management to improve profitability. We continue to engage with management and monitor the holding closely.

We see a number of structural trends, including online disruption and the energy transition, as important to the outlook for equities. Regarding the first trend, social media and online platforms are becoming disruptive to the profit pool of a growing list of industries. Retail, traditional media, and distribution businesses are among them, and we remain cautious about any traditional business that is not staying well-invested in technology to fend off the new competition.

Regarding the energy transition, a powerful combination is coming together of truly competitive renewable energy, improving battery-storage costs, and compelling electric powertrain vehicle products. This is set to transform the energy and automotive industries over the next two decades. There is now a viable path toward decarbonizing the energy and transportation industries, and we do not expect the transition to be linear. We believe our portfolio is well-positioned in companies that will grow faster than the market expects, as they supply the products and services needed to make this energy transition happen.

Overall, we believe that innovation is at the heart of sustainability. For companies to make their earnings more durable over the long term, they will require elements of innovative optimization (doing the same things better) or innovative transformation (changing existing paradigms) or both. We believe that well-managed companies with cultures that support ongoing innovation, performance, and accountability to their stakeholders will be best-placed to deliver outsized growth independent of the economic cycle.

10

International Growth Fund

Fund Profile
As of August 31, 2017

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VWIGX	VWILX
Expense Ratio[1]	0.46%	0.33%

Portfolio Characteristics
		MSCI AC
		World Index
	Fund	ex USA
Number of Stocks	126	1,860
Median Market Cap	$50.4B	$35.0B
Price/Earnings Ratio	22.9x	15.9x
Price/Book Ratio	3.1x	1.7x
Return on Equity	16.5%	12.3%
Earnings Growth Rate	14.7%	7.0%
Dividend Yield	1.5%	2.8%
Turnover Rate	15%	—
Short-Term Reserves	0.7%	—

Sector Diversification (% of equity exposure)
		MSCI AC
		World Index
	Fund	ex USA
Consumer Discretionary	22.2%	11.1%
Consumer Staples	6.6	9.8
Energy	1.0	6.3
Financials	17.7	23.4
Health Care	8.8	7.9
Industrials	10.0	11.6
Information Technology	24.1	11.0
Materials	5.0	8.0
Other	1.2	0.0
Real Estate	0.0	3.3
Telecommunication Services	3.4	4.4
Utilities	0.0	3.2

Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.

Volatility Measures
MSCI AC
World
Index
ex USA
R-Squared	0.91
Beta	1.10
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Tencent Holdings Ltd.	Internet Software &
	Services	5.5%
Alibaba Group Holding	Internet Software &
Ltd.	Services	5.5
Baidu Inc.	Internet Software &
	Services	3.4
ASML Holding NV	Semiconductor
	Equipment	3.2
AIA Group Ltd.	Life & Health
	Insurance	3.0
Amazon.com Inc.	Internet & Direct
	Marketing Retail	2.6
Industria de Diseno
Textil SA	Apparel Retail	2.5
Banco Bilbao Vizcaya
Argentaria SA	Diversified Banks	1.9
Svenska Handelsbanken
AB	Diversified Banks	1.8
Illumina Inc.	Life Sciences Tools
	& Services	1.8
Top Ten		31.2%
The holdings listed exclude any temporary cash investments and equity index products.

Allocation by Region (% of equity exposure)

1 The expense ratios shown are from the prospectus dated December 22, 2016, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2017, the expense ratios were 0.45% for Investor Shares and 0.32% for Admiral Shares.

11

International Growth Fund

Market Diversification (% of equity exposure)
		MSCI AC
		World
		Index
	Fund	ex USA
Europe
Germany	9.3%	6.5%
United Kingdom	7.1	12.2
Sweden	5.4	2.0
France	5.1	7.3
Spain	4.8	2.4
Italy	3.9	1.7
Netherlands	3.3	2.5
Switzerland	3.2	5.7
Denmark	2.9	1.3
Other	2.0	2.7
Subtotal	47.0%	44.3%
Pacific
Japan	11.2%	16.0%
Hong Kong	4.1	2.5
South Korea	1.5	3.6
Other	0.9	5.9
Subtotal	17.7%	28.0%
Emerging Markets
China	18.4%	7.2%
India	2.3	2.1
Taiwan	1.1	2.9
Other	2.5	8.6
Subtotal	24.3%	20.8%
North America
United States	8.0%	0.0%
Canada	1.8	6.6
Subtotal	9.8%	6.6%
Middle East
Israel	1.2%	0.3%

12

International Growth Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: August 31, 2007, Through August 31, 2017

Initial Investment of $10,000

			Average Annual Total Returns
		Periods Ended August 31, 2017
					Final Value
		One	Five	Ten	of a $10,000
		Year	Years	Years	Investment
	International Growth Fund Investor
	Shares	28.43%	11.73%	4.50%	$15,535
• • • • • • • •	Spliced International Index	18.88	7.36	0.90	10,939
– – – –	International Funds Average	17.59	7.99	1.52	11,632
	MSCI All Country World Index ex
	USA	18.88	7.36	1.74	11,880
For a benchmark description, see the Glossary.
International Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

				Final Value
	One	Five	Ten	of a $50,000
	Year	Years	Years	Investment
International Growth Fund Admiral Shares	28.57%	11.87%	4.65%	$78,788
Spliced International Index	18.88	7.36	0.90	54,693
MSCI All Country World Index ex USA	18.88	7.36	1.74	59,400

See Financial Highlights for dividend and capital gains information.

13

International Growth Fund

Fiscal-Year Total Returns (%): August 31, 2007, Through August 31, 2017

For a benchmark description, see the Glossary.

Average Annual Total Returns: Periods Ended June 30, 2017

This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.

Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Investor Shares	9/30/1981	28.29%	10.71%	3.48%
Admiral Shares	8/13/2001	28.44	10.86	3.63

International Growth Fund

Financial Statements

Statement of Net Assets
As of August 31, 2017

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (97.3%)[1]
Australia (0.4%)
Brambles Ltd.	16,807,705	124,681

Belgium (0.3%)
^ Umicore SA	1,378,918	102,954

Brazil (0.9%)
Raia Drogasil SA	4,171,949	91,912
B3 SA - Brasil Bolsa
Balcao	12,626,800	88,729
Telefonica Brasil SA
Preference Shares	5,633,500	87,405
		268,046
Canada (1.6%)
Toronto-Dominion Bank	4,987,367	267,830
Canadian Pacific
Railway Ltd.	653,705	101,719
Goldcorp Inc.	4,611,738	63,373
Potash Corp. of
Saskatchewan Inc.	2,925,069	50,900
		483,822
China (18.2%)
Tencent Holdings Ltd.	40,096,300	1,687,239
* Alibaba Group Holding
Ltd. ADR	9,806,413	1,684,153
* Baidu Inc. ADR	4,566,825	1,041,465
* Ctrip.com International
Ltd. ADR	7,999,063	411,552
TAL Education Group
ADR	11,945,226	363,493
* New Oriental Education
& Technology Group
Inc. ADR	3,750,739	306,623
China Pacific Insurance
Group Co. Ltd.	26,267,000	124,186
		5,618,711

			Market
			Value•
		Shares	($000)
Denmark (2.9%)
*	Genmab A/S	2,065,568	483,649
	Novozymes A/S	3,575,387	181,985
	Chr Hansen Holding A/S 1,658,818		142,904
	Vestas Wind Systems
	A/S	740,067	67,448
			875,986
France (4.9%)
	L’Oreal SA	2,169,893	458,417
	Kering	1,108,608	415,873
	Schneider Electric SE	3,307,736	266,742
	Essilor International SA	1,698,545	214,531
	LVMH Moet Hennessy
	Louis Vuitton SE	572,591	150,404
			1,505,967
Germany (8.7%)
*,2	Zalando SE	10,683,180	506,536
	BASF SE	4,033,048	391,199
	Bayer AG	2,600,780	333,355
	Bayerische Motoren
	Werke AG	2,869,194	266,818
	SAP SE	2,249,411	236,082
	Continental AG	807,192	182,248
	Deutsche Telekom AG	9,998,748	180,829
	HeidelbergCement AG	1,515,976	145,590
	adidas AG	489,488	109,937
	GEA Group AG	1,739,634	76,670
	Infineon Technologies
	AG	3,254,564	75,161
^,*,2	Rocket Internet SE	2,762,933	63,556
^,*	MorphoSys AG	664,989	47,352
*,2	Delivery Hero AG	1,113,598	39,903
*	AIXTRON SE	3,130,112	30,347
			2,685,583

15

International Growth Fund

			Market
			Value•
		Shares	($000)
	Hong Kong (4.0%)
	AIA Group Ltd.	119,722,800	922,081
	Jardine Matheson
	Holdings Ltd.	2,885,925	189,816
	Hong Kong Exchanges
	& Clearing Ltd.	4,767,930	130,389
			1,242,286
	India (2.1%)
	Housing Development
	Finance Corp. Ltd.	7,874,012	218,951
	HDFC Bank Ltd.	7,671,932	213,507
	Zee Entertainment
	Enterprises Ltd.	14,589,980	118,812
	Idea Cellular Ltd.	43,733,919	62,193
*,3,4	ANI Technologies	166,185	35,150
			648,613
	Indonesia (0.4%)
	Bank Central Asia
	Tbk PT	46,070,500	65,445
	Bank Mandiri
	Persero Tbk PT	54,110,000	53,230
			118,675
	Ireland (0.3%)
	Kerry Group plc
	Class A	1,077,081	100,200

	Israel (1.2%)
*	Check Point Software
	Technologies Ltd.	3,226,745	360,976

	Italy (3.8%)
	Ferrari NV	4,824,304	552,590
	Intesa Sanpaolo SPA
	(Registered)	62,098,961	210,239
	EXOR NV	3,262,980	209,696
*	Fiat Chrysler
	Automobiles NV	13,737,294	207,544
*	GEDI Gruppo
	Editoriale SPA	664,885	569
			1,180,638
	Japan (10.9%)
	SoftBank Group Corp.	6,366,800	518,329
	SMC Corp.	1,472,900	505,594
^	M3 Inc.	13,418,200	349,295
	Bridgestone Corp.	4,636,900	198,922
	Kubota Corp.	11,172,900	193,276
	Recruit Holdings Co.
	Ltd.	9,352,400	186,389
	Sekisui Chemical Co.
	Ltd.	9,224,500	172,242

		Market
		Value•
	Shares	($000)
KDDI Corp.	6,119,500	165,094
ORIX Corp.	9,347,200	149,807
Keyence Corp.	281,100	146,554
Rakuten Inc.	11,374,400	135,081
Pigeon Corp.	3,300,800	127,948
Shiseido Co. Ltd.	2,447,000	101,387
Sumitomo Mitsui
Financial Group Inc.	2,539,500	94,554
Suzuki Motor Corp.	1,731,000	86,920
Nidec Corp.	617,500	70,036
SBI Holdings Inc.	4,470,400	62,175
Suntory Beverage &
Food Ltd.	1,296,300	59,918
Subaru Corp.	545,900	19,080
		3,342,601
Luxembourg (0.3%)
*,3,4Spotify Technology SA	26,474	84,717

Mexico (0.4%)
Grupo Financiero
Banorte SAB de CV	16,217,682	110,590

Netherlands (3.2%)
ASML Holding NV	6,354,808	992,154

Norway (0.8%)
Norsk Hydro ASA	18,962,221	136,908
DNB ASA	6,025,388	117,692
		254,600
Other (0.2%)
5 Vanguard FTSE
All-World ex-US ETF	1,128,434	58,735

Peru (0.2%)
Credicorp Ltd.	348,088	70,606

Portugal (0.2%)
Jeronimo Martins
SGPS SA	3,627,182	72,416

Singapore (0.3%)
Oversea-Chinese
Banking Corp. Ltd.	11,282,600	93,069

South Korea (1.4%)
NAVER Corp.	343,879	230,653
^,* Celltrion Inc.	2,049,099	209,820
		440,473
Spain (4.7%)
Industria de Diseno
Textil SA	20,350,848	774,120

16

International Growth Fund

		Market
		Value•
	Shares	($000)
Banco Bilbao Vizcaya
Argentaria SA	66,976,582	592,668
^ Distribuidora
Internacional de
Alimentacion SA	12,745,795	80,738
		1,447,526
Sweden (5.4%)
Svenska
Handelsbanken AB
Class A	37,410,456	560,009
Atlas Copco AB
Class A	12,605,874	494,556
Kinnevik AB	8,819,732	265,493
Assa Abloy AB
Class B	6,942,525	150,070
SKF AB	5,688,381	113,705
^ Elekta AB Class B	6,427,670	66,618
		1,650,451
Switzerland (3.1%)
Nestle SA	3,330,064	282,309
Lonza Group AG	814,428	206,481
Roche Holding AG	765,228	194,422
UBS Group AG	9,267,137	152,694
Cie Financiere
Richemont SA	1,475,303	131,883
		967,789
Taiwan (1.1%)
Taiwan Semiconductor
Manufacturing Co.
Ltd.	47,863,000	344,494

Thailand (0.5%)
Kasikornbank PCL
(Foreign)	23,874,556	152,010

United Kingdom (7.0%)
Rolls-Royce Holdings
plc	38,179,418	450,927
Diageo plc	8,833,861	295,477
Royal Dutch Shell plc
Class A	10,487,939	289,468
Burberry Group plc	9,044,609	210,247
Reckitt Benckiser
Group plc	2,114,520	200,518
BHP Billiton plc	9,654,506	183,801
* Standard Chartered
plc	16,490,296	164,249
Aviva plc	19,260,065	130,243
Lloyds Banking Group
plc	115,765,271	95,425
Antofagasta plc	6,931,315	92,925
^,* Ocado Group plc	12,833,540	51,416
		2,164,696

			Market
			Value•
		Shares	($000)
	United States (7.9%)
*	Amazon.com Inc.	807,252	791,591
*	Illumina Inc.	2,734,956	559,189
	MercadoLibre Inc.	1,574,407	406,937
	Philip Morris
	International Inc.	732,949	85,704
*	Priceline Group Inc.	58,052	107,517
	^,* Tesla Inc.	1,356,844	482,901
			2,433,839
	Total Common Stocks
	(Cost $19,634,696)		29,997,904
	Preferred Stocks (1.0%)
*,3,4	Internet Plus
	Holdings Ltd.	18,638,108	86,295
	*,3,4,6You & Mr. Jones	44,800,000	50,982
	*,3,4,6HOME 24AG	23,630	50,404
	*,2,3,4 Flipkart G Series	338,176	40,500
	*,3,4 HELLOFRESH	2,476,051	38,997
	*,3,4 CureVac GmbH	12,600	32,023
	*,2,3,4Flipkart H Series	135,569	19,283
	Total Preferred Stocks
	(Cost $325,126)		318,484
Temporary Cash Investments (2.8%)[1]
Money Market Fund (2.7%)
[7,8]	Vanguard Market
	Liquidity Fund,
	1.224%	8,306,240	830,790

		Face
		Amount
		($000)
U.S. Government and Agency Obligations (0.1%)
	United States Treasury Bill,
	0.963%–0.982%, 9/7/17	6,000	5,999
	United States Treasury Bill,
	0.929%, 9/21/17	2,000	1,999
9	United States Treasury Bill,
	0.978%–0.979%, 10/5/17	4,200	4,196
9	United States Treasury Bill,
	0.949%, 10/19/17	5,000	4,993
9	United States Treasury Bill,
	1.044%–1.056%, 11/24/17	4,350	4,340
			21,527
Total Temporary Cash Investments
	(Cost $852,231)		852,317
Total Investments (101.1%)
	(Cost $20,812,053)		31,168,705

17

International Growth Fund

Amount
($000)
Other Assets and Liabilities (-1.1%)
Other Assets
Investment in Vanguard	1,899
Receivables for Investment
Securities Sold	135,952
Receivables for Accrued Income	45,213
Receivables for Capital Shares Issued	25,851
Variation Margin Receivable —
Futures Contracts	1,642
Unrealized Appreciation —
Forward Currency Contracts	27,515
Other Assets[10]	3,148
Total Other Assets	241,220
Liabilities
Payables for Investment Securities
Purchased	(100,506)
Collateral for Securities on Loan	(394,343)
Payables for Capital Shares Redeemed	(11,845)
Payables to Investment Advisor	(12,596)
Payables to Vanguard	(40,695)
Unrealized Depreciation —
Forward Currency Contracts	(17,918)
Total Liabilities	(577,903)
Net Assets (100%)	30,832,022

At August 31, 2017, net assets consisted of:
Amount
($000)
Paid-in Capital	20,825,769
Undistributed Net Investment Income	187,387
Accumulated Net Realized Losses	(546,725)
Unrealized Appreciation (Depreciation)
Investment Securities	10,356,652
Futures Contracts	(894)
Forward Currency Contracts	9,597
Foreign Currencies	236
Net Assets	30,832,022

Investor Shares—Net Assets
Applicable to 272,450,419 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	7,731,374
Net Asset Value Per Share—
Investor Shares	$28.38

Amount
($000)
Admiral Shares—Net Assets
Applicable to 255,981,892 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	23,100,648
Net Asset Value Per Share—
Admiral Shares	$90.24

• See Note A in Notes to Financial Statements.
^ Includes partial security positions on loan to broker-dealers.
The total value of securities on loan is $382,618,000.
* Non-income-producing security.
1 The fund invests a portion of its cash reserves in equity
markets through the use of index futures contracts. After
giving effect to futures investments, the fund’s effective
common stock and temporary cash investment positions
represent 98.1% and 2.0%, respectively, of net assets.
2 Security exempt from registration under Rule 144A of
the Securities Act of 1933. Such securities may be sold in
transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2017, the aggregate value of these securities was $669,778,000, representing 2.2%
of net assets.
3 Security value determined using significant unobservable
inputs.
4 Restricted securities totaling $438,351,000, representing
1.4% of net assets.
5 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
6 Considered an affiliated company of the fund as the fund
owns more than 5% of the outstanding voting securities
of such company.
7 Affiliated money market fund available only to Vanguard
funds and certain trusts and accounts managed by Vanguard.
Rate shown is the 7-day yield.
8 Includes $394,343,000 of collateral received for securities on loan.
9 Securities with a value of $12,729,000 have been segregated as initial margin for open futures contracts.
10 Cash of $2,660,000 has been segregated as collateral for
open forward currency contracts.
ADR—American Depositary Receipt.

18

International Growth Fund

Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
				($000)
				Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
Dow Jones EURO STOXX 50 Index	September 2017	2,670	108,691	(1,094)
Topix Index	September 2017	480	70,696	271
S&P ASX 200 Index	September 2017	461	51,994	(158)
FTSE 100 Index	September 2017	252	24,135	87
				(894)

Unrealized appreciation (depreciation) on open Dow Jones EURO STOXX 50 Index and
FTSE 100 Index futures contracts is required to be treated as realized gain (loss) for tax purposes.

Forward Currency Contracts
						Unrealized
	Contract					Appreciation
	Settlement		Contract Amount (000)			(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
Goldman Sachs International	9/20/17	EUR	150,390	USD	170,939	8,287
Barclays Bank plc	9/20/17	EUR	99,694	USD	114,002	4,810
BNP Paribas	9/20/17	EUR	95,991	USD	112,136	2,263
Morgan Stanley Capital Services LLC	9/12/17	JPY	11,025,971	USD	101,046	(694)
Toronto-Dominion Bank	9/26/17	AUD	94,128	USD	71,625	3,179
BNP Paribas	9/12/17	JPY	5,538,470	USD	50,014	394
Citibank, N.A.	9/20/17	EUR	42,393	USD	49,686	833
Barclays Bank plc	9/26/17	AUD	59,640	USD	46,227	1,169
Goldman Sachs International	9/12/17	JPY	3,911,000	USD	35,023	573
BNP Paribas	9/26/17	AUD	33,603	USD	26,105	600
Citibank, N.A.	9/12/17	JPY	2,894,880	USD	26,022	326
JPMorgan Chase Bank, N.A.	9/26/17	AUD	32,746	USD	25,794	230
JPMorgan Chase Bank, N.A.	9/26/17	AUD	31,033	USD	24,768	(107)
JPMorgan Chase Bank, N.A.	9/12/17	JPY	2,633,972	USD	24,053	(81)
Barclays Bank plc	9/12/17	JPY	2,655,180	USD	23,813	352
JPMorgan Chase Bank, N.A.	9/12/17	JPY	2,441,980	USD	21,670	555
JPMorgan Chase Bank, N.A.	9/20/17	GBP	16,215	USD	21,187	(205)
Morgan Stanley Capital Services LLC	9/20/17	GBP	14,824	USD	18,946	237
Goldman Sachs International	9/12/17	JPY	1,950,755	USD	17,838	(85)
UBS AG	9/26/17	AUD	19,669	USD	15,175	455

19

International Growth Fund

Forward Currency Contracts (continued)
						Unrealized
	Contract					Appreciation
	Settlement		Contract Amount (000)			(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
Bank of America, N.A.	9/20/17	GBP	11,735	USD	15,004	182
UBS AG	9/20/17	EUR	12,214	USD	13,957	599
Citibank, N.A.	9/12/17	JPY	1,459,305	USD	13,321	(38)
Citibank, N.A.	9/26/17	AUD	16,439	USD	12,698	367
Barclays Bank plc	9/12/17	JPY	1,362,780	USD	12,426	(23)
Goldman Sachs International	9/26/17	AUD	15,330	USD	11,893	289
BNP Paribas	9/12/17	JPY	1,214,860	USD	11,130	(73)
UBS AG	9/12/17	JPY	1,217,645	USD	10,842	240
Credit Suisse International	9/20/17	EUR	7,614	USD	8,993	81
Barclays Bank plc	9/20/17	GBP	6,730	USD	8,738	(29)
Goldman Sachs International	9/20/17	EUR	6,502	USD	7,788	(39)
Credit Suisse International	9/20/17	GBP	5,893	USD	7,719	(95)
Citibank, N.A.	9/20/17	GBP	3,971	USD	5,182	(43)
Goldman Sachs International	9/26/17	AUD	6,373	USD	5,068	(3)
Morgan Stanley Capital Services LLC	9/20/17	GBP	3,728	USD	4,869	(44)
JPMorgan Chase Bank, N.A.	9/20/17	EUR	3,479	USD	4,155	(9)
Citibank, N.A.	9/20/17	GBP	3,152	USD	4,054	24
BNP Paribas	9/20/17	GBP	3,108	USD	3,975	47
JPMorgan Chase Bank, N.A.	9/20/17	GBP	2,809	USD	3,598	38
Deutsche Bank AG	9/20/17	GBP	2,347	USD	3,032	4
Barclays Bank plc	9/20/17	GBP	1,775	USD	2,273	25
Goldman Sachs International	9/20/17	GBP	1,625	USD	2,095	8
Deutsche Bank AG	9/20/17	GBP	1,104	USD	1,433	(4)
BNP Paribas	9/26/17	AUD	1,275	USD	1,014	(1)
BNP Paribas	9/20/17	GBP	730	USD	959	(14)
Barclays Bank plc	9/12/17	USD	123,511	JPY	13,762,095	(1,744)
BNP Paribas	9/20/17	USD	108,532	EUR	91,549	(572)
BNP Paribas	9/12/17	USD	105,175	JPY	11,520,015	326
BNP Paribas	9/26/17	USD	95,315	AUD	122,895	(2,351)
Deutsche Bank AG	9/20/17	USD	93,657	EUR	79,583	(1,187)
Barclays Bank plc	9/20/17	USD	84,803	EUR	75,118	(4,718)
Goldman Sachs International	9/20/17	USD	77,370	EUR	67,315	(2,853)
BNP Paribas	9/26/17	USD	49,409	AUD	61,705	371
BNP Paribas	9/12/17	USD	37,392	JPY	4,148,640	(366)
Goldman Sachs International	9/26/17	USD	37,123	AUD	49,092	(1,891)
Barclays Bank plc	9/20/17	USD	29,114	GBP	22,718	(282)
Credit Suisse International	9/20/17	USD	22,115	GBP	16,772	413

20

International Growth Fund

Forward Currency Contracts (continued)
						Unrealized
	Contract					Appreciation
	Settlement		Contract Amount (000)			(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
Morgan Stanley Capital Services LLC	9/20/17	USD	15,777	GBP	12,281	(114)
Citibank, N.A.	9/20/17	USD	10,067	EUR	8,496	(59)
Citibank, N.A.	9/26/17	USD	7,448	AUD	9,531	(126)
Citibank, N.A.	9/12/17	USD	6,675	JPY	728,100	48
BNP Paribas	9/20/17	USD	5,954	GBP	4,500	131
Goldman Sachs International	9/20/17	USD	3,761	GBP	2,867	51
JPMorgan Chase Bank, N.A.	9/12/17	USD	2,761	JPY	308,085	(43)
Citibank, N.A.	9/20/17	USD	1,915	GBP	1,474	8
Goldman Sachs International	9/12/17	USD	1,458	JPY	162,950	(25)
						9,597

AUD—Australian dollar.
EUR—Euro.
GBP—British pound.
JPY—Japanese yen.
USD—U.S. dollar.

Unrealized appreciation (depreciation) on open forward currency contracts is treated as realized gain (loss) for tax purposes.

At August 31, 2017, the counterparties had deposited in segregated accounts securities and cash with a value of $13,087,000 in connection with open forward currency contracts.

See accompanying Notes, which are an integral part of the Financial Statements.

21

International Growth Fund

Statement of Operations

Year Ended
August 31, 2017
($000)
Investment Income
Income
Dividends[1]	338,064
Interest	3,509
Securities Lending—Net	20,704
Total Income	362,277
Expenses
Investment Advisory Fees—Note B
Basic Fee	35,732
Performance Adjustment	6,650
The Vanguard Group—Note C
Management and Administrative—Investor Shares	16,805
Management and Administrative—Admiral Shares	23,044
Marketing and Distribution—Investor Shares	972
Marketing and Distribution—Admiral Shares	1,289
Custodian Fees	3,081
Auditing Fees	48
Shareholders’ Reports and Proxy—Investor Shares	446
Shareholders’ Reports and Proxy—Admiral Shares	219
Trustees’ Fees and Expenses	54
Total Expenses	88,340
Net Investment Income	273,937
Realized Net Gain (Loss)
Investment Securities Sold	(87,962)
Futures Contracts	27,666
Foreign Currencies and Forward Currency Contracts	(13,600)
Realized Net Gain (Loss)	(73,896)
Change in Unrealized Appreciation (Depreciation)
Investment Securities	6,365,555
Futures Contracts	(2,060)
Foreign Currencies and Forward Currency Contracts	11,600
Change in Unrealized Appreciation (Depreciation)	6,375,095
Net Increase (Decrease) in Net Assets Resulting from Operations	6,575,136
1 Dividends are net of foreign withholding taxes of $26,174,000.

See accompanying Notes, which are an integral part of the Financial Statements.

22

International Growth Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	273,937	328,597
Realized Net Gain (Loss)	(73,896)	(250,024)
Change in Unrealized Appreciation (Depreciation)	6,375,095	1,785,241
Net Increase (Decrease) in Net Assets Resulting from Operations	6,575,136	1,863,814
Distributions
Net Investment Income
Investor Shares	(77,643)	(98,317)
Admiral Shares	(214,863)	(219,641)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Total Distributions	(292,506)	(317,958)
Capital Share Transactions
Investor Shares	(656,313)	(951,188)
Admiral Shares	2,802,104	885,360
Net Increase (Decrease) from Capital Share Transactions	2,145,791	(65,828)
Total Increase (Decrease)	8,428,421	1,480,028
Net Assets
Beginning of Period	22,403,601	20,923,573
End of Period[1]	30,832,022	22,403,601

1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $187,387,000 and $225,153,000.

See accompanying Notes, which are an integral part of the Financial Statements.

23

International Growth Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$22.38	$20.83	$23.79	$20.42	$17.69
Investment Operations
Net Investment Income	. 240[1]	.304	.308	.471[2]	.336
Net Realized and Unrealized Gain (Loss)
on Investments	6.028	1.539	(2.774)	3.235	2.741
Total from Investment Operations	6.268	1.843	(2.466)	3.706	3.077
Distributions
Dividends from Net Investment Income	(.268)	(.293)	(.494)	(.336)	(.347)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.268)	(.293)	(.494)	(.336)	(.347)
Net Asset Value, End of Period	$28.38	$22.38	$20.83	$23.79	$20.42

Total Return [3]	28.43%	8.95%	-10.46%	18.26%	17.54%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$7,731	$6,700	$7,172	$8,976	$9,056
Ratio of Total Expenses to
Average Net Assets[4]	0.45%	0.46%	0.47%	0.47%	0.48%
Ratio of Net Investment Income to
Average Net Assets	1.01%	1.47%	1.34%	2.08%[2]	1.71%
Portfolio Turnover Rate	15%	29%	29%	21%	31%

1 Calculated based on average shares outstanding.
2 Net investment income per share and the ratio of net investment income to average net assets include $.080 and 0.35%, respectively, resulting from income received from Vodafone Group plc in the form of cash and shares in Verizon Communications Inc.
in February 2014.
3 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
4 Includes performance-based investment advisory fee increases (decreases) of 0.03%, 0.04%, 0.03%, 0.03%, and 0.03%.

See accompanying Notes, which are an integral part of the Financial Statements.

24

International Growth Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$71.19	$66.28	$75.70	$64.98	$56.31
Investment Operations
Net Investment Income	. 879[1]	1.062	1.088	1.613[2]	1.157
Net Realized and Unrealized Gain (Loss)
on Investments	19.127	4.877	(8.821)	10.277	8.697
Total from Investment Operations	20.006	5.939	(7.733)	11.890	9.854
Distributions
Dividends from Net Investment Income	(.956)	(1.029)	(1.687)	(1.170)	(1.184)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.956)	(1.029)	(1.687)	(1.170)	(1.184)
Net Asset Value, End of Period	$90.24	$71.19	$66.28	$75.70	$64.98

Total Return [3]	28.57%	9.07%	-10.32%	18.42%	17.66%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$23,101	$15,704	$13,752	$14,415	$10,556
Ratio of Total Expenses to
Average Net Assets[4]	0.32%	0.33%	0.34%	0.34%	0.35%
Ratio of Net Investment Income to
Average Net Assets	1.14%	1.60%	1.47%	2.21%[2]	1.84%
Portfolio Turnover Rate	15%	29%	29%	21%	31%

1 Calculated based on average shares outstanding.
2 Net investment income per share and the ratio of net investment income to average net assets include $.255 and 0.35%, respectively, resulting from income received from Vodafone Group plc in the form of cash and shares in Verizon Communications Inc.
in February 2014.
3 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
4 Includes performance-based investment advisory fee increases (decreases) of 0.03%, 0.04%, 0.03%, 0.03%, and 0.03%.

See accompanying Notes, which are an integral part of the Financial Statements.

25

International Growth Fund

Notes to Financial Statements

Vanguard International Growth Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market-or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures and Forward Currency Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing

26

International Growth Fund

brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

The fund enters into forward currency contracts to provide the appropriate currency exposure related to any open futures contracts or to protect the value of securities and related receivables and payables against changes in foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any assets pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Futures contracts are valued at their quoted daily settlement prices. Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures or forward currency contracts.

During the year ended August 31, 2017, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period. The fund’s average investment in forward currency contracts represented 4% of net assets, based on the average of the notional amounts at each quarter-end during the period.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2014–2017), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market

27

International Growth Fund

value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

7. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2017, or at any time during the period then ended.

8. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the fund’s understanding of the applicable countries’ tax rules and rates. The fund has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. Such tax reclaims received during the year, if any, are included in dividend income. No other amounts for additional tax reclaims are reflected in the financial statements due to the uncertainty as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment.

28

International Growth Fund

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and the proxy. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The investment advisory firms Baillie Gifford Overseas Ltd. and Schroder Investment Management North America Inc. each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fees of Baillie Gifford Overseas Ltd. and Schroder Investment Management North America Inc. are subject to quarterly adjustments based on performance relative to the MSCI All Country World Index ex USA for the preceding three years. Vanguard manages the cash reserves of the fund as described below.

For the year ended August 31, 2017, the aggregate investment advisory fee represented an effective annual basic rate of 0.14% of the fund’s average net assets, before an increase of $6,650,000 (0.03%) based on performance.

C. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, distribution, and cash management services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2017, the fund had contributed to Vanguard capital in the amount of $1,899,000, representing 0.01% of the fund’s net assets and 0.76% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

29

International Growth Fund

The following table summarizes the market value of the fund’s investments as of August 31, 2017, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks—North and South America	3,366,903	—	—
Common Stocks—Other	4,226,997	22,284,137	119,867
Preferred Stocks	—	—	318,484
Temporary Cash Investments	830,790	21,527	—
Futures Contracts—Assets[1]	1,642	—	—
Forward Currency Contracts—Assets	—	27,515	—
Forward Currency Contracts—Liabilities	—	(17,918)	—
Total	8,426,332	22,315,261	438,351

The determination of Level 3 fair value measurements is governed by documented policies and procedures adopted by the board of trustees. The board has designated a pricing review committee, as an agent of the board, to ensure the timely analysis and valuation of Level 3 securities held by the fund in accordance with established policies and procedures. The pricing review committee employs various methods for calibrating valuation approaches, including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity. All valuation decisions made by the pricing review committee are reported to the board on a quarterly basis for review and ratification. The board reviews the adequacy of the fair value measurement policies and procedures in place on an annual basis.

The following table summarizes changes in investments valued based on Level 3 inputs during the year ended August 31, 2017. Transfers into or out of Level 3 are recognized based on values as of the date of transfer.

	Investments in	Investments in
	Common Stocks	Preferred Stocks
Amount Valued Based on Level 3 Inputs	($000)	($000)
Balance as of August 31, 2016	159,535	284,762
Purchases	—	339
Sales	(67,484)	—
Net Realized Gain (Loss)	11,589	—
Change in Unrealized Appreciation (Depreciation)	16,227	33,383
Balance as of August 31, 2017	119,867	318,484

Net change in unrealized appreciation (depreciation) from investments still held as of August 31, 2017, was $42,827,000.

30

International Growth Fund

The following table provides quantitative information about the significant unobservable inputs used in fair value measurement as of August 31, 2017:

	Fair Value			Amount or Range/
Security Type	($000)	Valuation Technique	Unobservable Input	Weighted Avg.
Common Stocks	119,867	Recent Market	Transaction Price	$211.51-
		Transaction[1]		3,200.00/2,323.65
Preferred Stocks	178,101	Recent Market	Transaction Price	$4.10-
		Transaction [2]		2,541.47/488.52
	50,982	Comparable Companies	EV/Revenue	2.50x
		and Valuation of
		Underlying Holdings [3]	EV/EBIT	15.00x
			Liquidity Discount	10%
	50,404	Recent Market	Scenario Probability	50%
		Transaction	Transaction Price	$1,235.70
	38,997	Comparable	EV/Revenue	1.30x-4.77x
		Companies [4]	Scenario Probability	25%-75%
			Transaction Price	$18.75
			Liquidity Discount	10%

1 During the period ended August 31, 2017, the valuation technique was changed from Purchase Price to Recent Market Transaction.
This was considered to be a more relevant measure of fair value for these investments.
2 During the period ended August 31, 2017, the valuation techniques were changed from Purchase Price, Discounted Purchase Price, and Discounted Recent Market Transaction to Recent Market Transaction. This was considered to be a more relevant measure of fair value for these investments.
3 During the period ended August 31, 2017, the valuation technique was changed from Purchase Price to Comparable Companies and Valuation of Underlying Holdings. This was considered to be a more relevant measure of fair value for this investment.
4 During the period ended August 31, 2017, the valuation technique was changed from Purchase Price to Comparable Companies.
This was considered to be a more relevant measure of fair value for this investment.

Significant increases or decreases in the significant unobservable inputs used in the fair value measurement of the portfolio’s Level 3 securities, in isolation, could result in a significantly higher or lower fair value measurement.

E. At August 31, 2017, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)
Variation Margin Receivable — Futures Contracts	1,642	—	1,642
Unrealized Appreciation — Forward Currency Contracts	—	27,515	27,515
Unrealized Depreciation — Forward Currency Contracts	—	(17,918)	(17,918)

31

International Growth Fund

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended August 31, 2017, were:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	27,666	—	27,666
Forward Currency Contracts	—	5,597	5,597
Realized Net Gain (Loss) on Derivatives	27,666	5,597	33,263

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	(2,060)	—	(2,060)
Forward Currency Contracts	—	8,839	8,839
Change in Unrealized Appreciation (Depreciation) on Derivatives	(2,060)	8,839	6,779

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended August 31, 2017, the fund realized net foreign currency losses of $19,197,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized losses to undistributed net investment income.

For tax purposes, at August 31, 2017, the fund had $234,450,000 of ordinary income available for distribution. The fund used capital loss carryforwards of $57,837,000 to offset taxable capital gains realized during the year ended August 31, 2017. At August 31, 2017, the fund had available capital losses totaling $538,520,000 to offset future net capital gains. Of this amount, $154,471,000 is subject to expiration on August 31, 2018. Capital losses of $384,049,000 realized beginning in fiscal 2012 may be carried forward indefinitely under the Regulated Investment Company Modernization Act of 2010, but must be used before any expiring loss carryforwards.

At August 31, 2017, the cost of investment securities for tax purposes was $20,820,710,000. Net unrealized appreciation of investment securities for tax purposes was $10,347,995,000, consisting of unrealized gains of $10,859,220,000 on securities that had risen in value since their purchase and $511,225,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the year ended August 31, 2017, the fund purchased $5,540,786,000 of investment securities and sold $3,703,656,000 of investment securities, other than temporary cash investments.

32

International Growth Fund

H. Capital share transactions for each class of shares were:
			Year Ended August 31,
		2017		2016
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	1,133,334	45,828	586,228	28,784
Issued in Lieu of Cash Distributions	75,179	3,578	95,657	4,579
Redeemed	(1,864,826)	(76,319)	(1,633,073)	(78,218)
Net Increase (Decrease)—Investor Shares	(656,313)	(26,913)	(951,188)	(44,855)
Admiral Shares
Issued	4,361,979	55,736	2,523,382	38,141
Issued in Lieu of Cash Distributions	197,992	2,966	202,133	3,045
Redeemed	(1,757,867)	(23,306)	(1,840,155)	(28,076)
Net Increase (Decrease)—Admiral Shares	2,802,104	35,396	885,360	13,110

I. Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company or the issuer is another member of The Vanguard Group. Transactions during the period in securities of these companies were as follows:

					Current Period Transactions
	August 31,		Proceeds	Net	Change		August 31,
	2016		from	Realized	in Net		Capital Gain	2017
	Market	Purchases	Securities	Gain	Unrealized	Distributions		Market
	Value	at Cost	Sold	(Loss)	App. (Dep.)	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Home 24AG	38,841	—	—	—	11,563	—	—	50,404
Vanguard FTSE
All-World ex-US
ETF	50,757	—	—	—	7,978	1,494	—	58,735
Vanguard Market
Liquidity Fund	565,037	NA1	NA1	71	43	3,378	—	830,790
You & Mr. Jones	44,800	—	—	—	6,182	—	—	50,982
Total	699,435			71	25,766	4,872	—	990,911

1 Not applicable—purchases and sales are for temporary cash investment purposes.

J. Management has determined that no material events or transactions occurred subsequent to August 31, 2017, that would require recognition or disclosure in these financial statements.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard World Fund and the Shareholders of Vanguard International Growth Fund: In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard International Growth Fund (constituting a separate portfolio of Vanguard World Fund, hereafter referred to as the “Fund”) as of August 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of August 31, 2017 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
October 17, 2017

Special 2017 tax information (unaudited) for Vanguard International Growth Fund

This information for the fiscal year ended August 31, 2017, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $264,162,000 of qualified dividend income to shareholders during the fiscal year.

The fund designates to shareholders foreign source income of $291,279,000 and foreign taxes paid of $26,659,000. Shareholders will receive more detailed information with their Form 1099-DIV in January 2018 to determine the calendar-year amounts to be included on their 2017 tax returns.

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Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2017. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.) The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: International Growth Fund Investor Shares
Periods Ended August 31, 2017
	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	28.43%	11.73%	4.50%
Returns After Taxes on Distributions	28.09	11.34	3.86
Returns After Taxes on Distributions and Sale of Fund Shares	16.31	9.29	3.47

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About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

36

Six Months Ended August 31, 2017
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
International Growth Fund	2/28/2017	8/31/2017	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,236.60	$2.54
Admiral Shares	1,000.00	1,237.35	1.80
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,022.94	$2.29
Admiral Shares	1,000.00	1,023.59	1.63

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.45% for Investor Shares and 0.32% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

37

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

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Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Benchmark Information

Spliced International Index: MSCI EAFE Index through May 31, 2010; MSCI All Country World Index ex USA thereafter.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 195 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee1

F. William McNabb III

Born 1957. Trustee Since July 2009. Chairman of the Board. Principal Occupation(s) During the Past Five Years and Other Experience: Chairman of the Board of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group, since January 2010; Chief Executive Officer and Director of The Vanguard Group and President and Chief Executive Officer of each of the investment companies served by The Vanguard Group, since 2008; Director of Vanguard Marketing Corporation; President of The Vanguard Group (2008–2017); Managing Director of The Vanguard Group (1995–2008).

Independent Trustees

Emerson U. Fullwood

Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Executive Chief Staff and Marketing Officer for North America and Corporate Vice President (retired 2008) of Xerox Corporation (document management products and services); Executive in Residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology; Lead Director of SPX FLOW, Inc. (multi-industry manufacturing); Director of the United Way of Rochester, the University of Rochester Medical Center, Monroe Community College Foundation, North Carolina A&T University, and Roberts Wesleyan College; Trustee of the University of Rochester.

Rajiv L. Gupta

Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years and Other Experience: Chairman and Chief Executive Officer (retired 2009) and President (2006–2008) of Rohm and Haas Co. (chemicals); Director of Arconic Inc. (diversified manufacturer), HP Inc. (printer and personal computer manufacturing), and Delphi Automotive plc (automotive components); Senior Advisor at New Mountain Capital.

Amy Gutmann

Born 1949. Trustee Since June 2006. Principal Occupation(s) During the Past Five Years and Other Experience: President of the University of Pennsylvania; Christopher H. Browne

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

Distinguished Professor of Political Science, School of Arts and Sciences, and Professor of Communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania; Trustee of the National Constitution Center.

JoAnn Heffernan Heisen

Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years and Other Experience: Corporate Vice President and Member of the Executive Committee (1997–2008), Chief Global Diversity Officer (retired 2008), Vice President and Chief Information Officer (1997–2006), Controller (1995–1997), Treasurer (1991–1995), and Assistant Treasurer (1989–1991) of Johnson & Johnson (pharmaceuticals/medical devices/ consumer products); Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation; Member of the Advisory Board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born 1949. Trustee Since October 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2009) of Cummins Inc. (industrial machinery); Chairman of the Board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina Foundation for Education; Director of the V Foundation for Cancer Research; Member of the Advisory Council for the College of Arts and Letters and Chair of the Advisory Board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born 1953. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Senior Vice President and Chief Financial Officer (retired 2013) at IBM (information technology services); Fiduciary Member of IBM’s Retirement Plan Committee (2004–2013); Director of the Dow Chemical Company; Member of the Council on Chicago Booth.

Scott C. Malpass

Born 1962. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Chief Investment Officer and Vice President at the University of Notre Dame; Assistant Professor of Finance at the Mendoza College of Business at Notre Dame; Member of the Notre Dame 403(b) Investment Committee, the Board of Advisors for Spruceview Capital Partners, the Board of Catholic Investment Services, Inc. (investment advisor), and the Board of Superintendence of the Institute for the Works of Religion; Chairman of the Board of TIFF Advisory Services, Inc. (investment advisor).

André F. Perold

Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years and Other Experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011); Chief Investment Officer and Co-Managing Partner of HighVista Strategies LLC (private investment firm); Overseer of the Museum of Fine Arts Boston.

Peter F. Volanakis

Born 1955. Trustee Since July 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2010) of Corning Incorporated (communications equipment); Chairman of the Board of Trustees of Colby-Sawyer College; Member of the Board of Hypertherm, Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born 1967. Investment Stewardship Officer Since February 2017. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Treasurer (2015–2017), Controller (2010–2015), and Assistant Controller (2001–2010) of each of the investment companies served by The Vanguard Group.

Thomas J. Higgins

Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Peter Mahoney

Born 1974. Controller Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Controller of each of the investment companies served by The Vanguard Group; Head of International Fund Services at The Vanguard Group (2008–2014).

Anne E. Robinson

Born 1970. Secretary Since September 2016. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; General Counsel of The Vanguard Group; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group; Director and Senior Vice President of Vanguard Marketing Corporation; Managing Director and General Counsel of Global Cards and Consumer Services at Citigroup (2014–2016); Counsel at American Express (2003–2014).

Michael Rollings

Born 1963. Treasurer Since February 2017. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group; Director of Vanguard Marketing Corporation; Executive Vice President and Chief Financial Officer of MassMutual Financial Group (2006–2016).

Vanguard Senior Management Team

Mortimer J. Buckley	Chris D. McIsaac
Gregory Davis	James M. Norris
John James	Thomas M. Rampulla
Martha G. King	Karin A. Risi
John T. Marcante

Chairman Emeritus and Senior Advisor

John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

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Direct Investor Account Services > 800-662-2739
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Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2017 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q810 102017

Annual Report | August 31, 2017

Vanguard FTSE Social Index Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Performance at a Glance.	1
Chairman’s Perspective.	3
Fund Profile.	7
Performance Summary.	8
Financial Statements.	10
Your Fund’s After-Tax Returns.	26
About Your Fund’s Expenses.	27
Trustees Approve Advisory Arrangement.	29
Glossary.	31

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: Nautical images have been part of Vanguard’s rich heritage since its start in 1975. For an incoming ship, a lighthouse offers a beacon and safe path to shore. You can similarly depend on Vanguard to put you first––and light the way––as you strive to meet your financial goals. Our client focus and low costs, stemming from our unique ownership structure, assure that your interests are paramount.

Your Fund’s Performance at a Glance

• Vanguard FTSE Social Index Fund returned more than 17% for the 12 months ended August 31, 2017, closely tracking its target benchmark, the FTSE4Good US Select Index, but trailing the average return of its large-capitalization growth fund peers.

• In tracking its socially conscious benchmark, the fund tends to have greater exposure to sectors where companies are more likely to meet the index’s environmental, social, and governance criteria, such as the financial, technology, and health care sectors.

• Nine of ten sectors advanced. Of the fund’s two largest sectors, technology (+33%) posted the highest return and contributed most to performance. Financials returned 23%.

• Health care (+15%) and industrials (+21%) were the other top contributors. The only sector that lost ground was oil and gas, which returned –12%.

• The fund’s ten-year average annual return was in line with that of its benchmark and modestly trailed its large-cap growth fund peers.

Total Returns: Fiscal Year Ended August 31, 2017
Total
Returns
Vanguard FTSE Social Index Fund
Investor Shares	17.61%
Institutional Shares	17.72
FTSE4Good US Select Index	17.82
Large-Cap Growth Funds Average	19.84

Large-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Institutional Shares are available to certain institutional investors who meet specific administrative, service, and account-size criteria.

Total Returns: Ten Years Ended August 31, 2017
Average
Annual Return
FTSE Social Index Fund Investor Shares	7.29%
FTSE4Good US Select Index	7.51
Large-Cap Growth Funds Average	7.74
Large-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

1

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Institutional	Peer Group
	Shares	Shares	Average
FTSE Social Index Fund	0.22%	0.12%	1.14%

The fund expense ratios shown are from the prospectus dated December 22, 2016, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2017, the fund’s expense ratios were 0.20% for Investor Shares and 0.12% for Institutional Shares. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2016.

Peer group: Large-Cap Growth Funds.

2

Chairman’s Perspective

Bill McNabb

Chairman and Chief Executive Officer

Dear Shareholder,

Since mid-August we’ve been reaching out to you about the proposals put forth by the Vanguard funds that, if approved, will enable us to manage the funds more efficiently and effectively. As the November deadline for voting approaches, I’d like to offer some perspective on a few of the proposals that I believe are important to the way Vanguard operates and manages your investments. I hope you consider this information and promptly cast your ballot.

Your biggest advocate

The main driver for this proxy solicitation is to ask all our fund shareholders to elect a full slate of trustees who oversee each U.S.-based Vanguard mutual fund. These trustees serve an important role, making sure your funds are managed in your best interests. This includes monitoring fund performance, approving advisory agreements, and ensuring that we’re keeping your investment costs as low as possible. Simply put, they are your biggest advocate.

Each trustee brings a variety of skills and professional experiences that contribute to the board’s strength and diversity.

Of the 12 nominees, nine currently serve on the board, and three are new. If elected, the new board would include ten independent members, meaning they have no affiliation with Vanguard or the funds apart from any investments they may choose to make as private individuals.

3

These are the proposed new trustees:

• Sarah Bloom Raskin is a former member of the Federal Reserve Board of Governors and former deputy secretary of the U.S. Treasury Department. She is an expert in cybersecurity—a critically important issue at Vanguard, as we place a premium on protecting clients’ assets and sensitive data.

• Deanna Mulligan is chief executive officer of The Guardian Life Insurance Company of America. It’s rare to find a CEO such as Deanna who leads a company with a mutual ownership structure similar to Vanguard’s.

• Tim Buckley is president and a director of Vanguard and will succeed me in January as CEO. (I’ll remain chairman for a period to be determined by the board.) I interviewed Tim when he applied for his first job here in 1991 and again when he was graduating from Harvard Business School. I was thrilled he picked Vanguard as a place to build his career, and I’ve been delighted to see him take on several leadership positions, including as head of our Retail Investor Group, chief information officer, and chief investment officer. I can think of no one better prepared to succeed me.

Market Barometer
		Average Annual Total Returns
		Periods Ended August 31, 2017
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	16.16%	9.21%	14.37%
Russell 2000 Index (Small-caps)	14.91	7.67	13.15
Russell 3000 Index (Broad U.S. market)	16.06	9.08	14.27
FTSE All-World ex US Index (International)	18.74	2.80	7.76

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	0.49%	2.64%	2.19%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	0.88	3.40	3.23
Citigroup Three-Month U.S. Treasury Bill Index	0.58	0.25	0.16

CPI
Consumer Price Index	1.94%	1.06%	1.28%

4

Vanguard believes that diversity of thought, background, and experience, as well as diversity of personal characteristics, meaningfully contributes to the board’s ability to effectively serve shareholders. If Sarah and Deanna are elected, women will account for 40% of the board’s independent trustees.

I should note that even as Vanguard is nominating three new board members, we’re saying goodbye to trustee Rajiv Gupta. Rajiv was a legendary CEO of Rohm and Haas Co., and Vanguard and our clients have benefited greatly from his expertise. I wish him a happy retirement.

Summarizing the proposals

Among the trustees’ leading responsibilities is overseeing the funds’ internal and external investment advisory agreements. The trustees, in consultation with our Global Investment Committee and our Portfolio Review Department, choose the investment advisors that manage client assets. Over decades, we have built a strong track record of picking advisors whose portfolio management strategies have served clients well.

Two proposals in the proxy focus on this oversight responsibility. Shareholders of 48 Vanguard funds have already voted to allow the board to make external advisor changes without obtaining prior shareholder approval. The new proposals would extend that policy across our entire U.S.-based fund lineup and expand it to include internal advisory agreements with Vanguard subsidiaries. Eliminating the need for shareholder approval removes a step that is costly and time-consuming if done frequently or on an individual fund basis. Although there are no current plans to employ the policy on any Vanguard-managed funds, standardizing it enables the trustees to retain an advisory firm to diversify a fund’s management team or ensure management continuity should a contingency arise.

I also encourage shareholders of several specific Vanguard index funds to read the proxy proposals that affect those funds. One proposal would change the investment objective of Vanguard REIT Index Fund and Vanguard Variable Insurance Fund REIT Index Portfolio to include real estate-related securities, aligning the funds with updated industry-sector classification methodology. Another proposal seeks to change the diversification status of the REIT Index Fund to enable it to better track its benchmark. Finally, we seek your approval of the Funds’ Service Agreement for Vanguard Institutional Index Fund and Vanguard Institutional Total Stock Market Index Fund. If approved, this arrangement would then be standardized across Vanguard’s entire publicly available U.S. mutual fund lineup. It should also reduce costs and minimum initial investment requirements in select share classes.

5

At the ballot box

We hope you’ll make it a priority to cast your ballot. We want to avoid the added time and cost of soliciting sufficient votes should we not obtain a quorum by the shareholder meeting on November 15, when voting concludes. Ultimately, we believe the proposals I’ve discussed are in your best interest as Vanguard fund shareholders, and the trustees recommend that you vote in favor of them. For more information, visit vanguard.com and enter the search term “proxy.”

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III

Chairman and Chief Executive Officer

September 14, 2017

6

FTSE Social Index Fund

Fund Profile
As of August 31, 2017

Share-Class Characteristics

	Investor	Institutional
	Shares	Shares
Ticker Symbol	VFTSX	VFTNX
Expense Ratio[1]	0.22%	0.12%
30-Day SEC Yield	1.68%	1.69%

Portfolio Characteristics

			DJ
			U.S.
		FTSE	Total
		4Good	Market
		US Select	FA
	Fund	Index	Index
Number of Stocks	431	434	3,769
Median Market Cap	$80.8B	$80.8B	$63.1B
Price/Earnings Ratio	21.5x	21.6x	21.6x
Price/Book Ratio	3.0x	3.0x	2.8x
Return on Equity	16.1%	16.1%	15.1%
Earnings Growth Rate	9.2%	9.2%	9.4%
Dividend Yield	1.7%	1.7%	1.8%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	11%	—	—
Short-Term Reserves	-0.3%	—	—

Sector Diversification (% of equity exposure)

		FTSE	DJ
		4Good	U.S. Total
		US Select	Market
	Fund	Index	FA Index
Basic Materials	1.8%	1.8%	2.6%
Consumer Goods	9.5	9.5	9.3
Consumer Services	8.8	8.8	12.8
Financials	24.0	24.0	20.2
Health Care	17.6	17.6	13.2
Industrials	8.1	8.1	12.9
Oil & Gas	3.2	3.2	5.2
Technology	26.3	26.3	18.5
Telecommunications	0.3	0.3	2.0
Utilities	0.4	0.4	3.3

Sector categories are based on the Industry Classification Benchmark (“ICB”), except for the “Other” category (if applicable), which includes securities that have not been provided an ICB classification as of the effective reporting period.

Volatility Measures

	FTSE	DJ
	4Good	U.S. Total
	US Select	Market
	Index	FA Index
R-Squared	1.00	0.98
Beta	1.00	1.03

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Apple Inc.	Computer Hardware	5.6%
Alphabet Inc.	Internet	3.7
Microsoft Corp.	Software	3.6
Facebook Inc.	Internet	2.6
Johnson & Johnson	Pharmaceuticals	2.3
JPMorgan Chase & Co.	Banks	2.1
Bank of America Corp.	Banks	1.5
Procter & Gamble Co.	Nondurable
	Household Products	1.5
Wells Fargo & Co.	Banks	1.5
Pfizer Inc.	Pharmaceuticals	1.3
Top Ten		25.7%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 22, 2016, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2017, the expense ratios were 0.20% for Investor Shares and 0.12% for Institutional Shares.

7

FTSE Social Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: August 31, 2007, Through August 31, 2017

Initial Investment of $10,000

			Average Annual Total Returns
		Periods Ended August 31, 2017
					Final Value
		One	Five	Ten	of a $10,000
		Year	Years	Years	Investment
	FTSE Social Index Fund Investor Shares	17.61%	16.12%	7.29%	$20,219
• • • • • • • •	FTSE4Good US Select Index	17.82	16.38	7.51	20,630
– – – –	Large-Cap Growth Funds Average	19.84	13.99	7.74	21,065
	Dow Jones U.S. Total Stock Market
	Float Adjusted Index	16.05	14.19	7.76	21,122
Large-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

				Final Value
	One	Five	Ten	of a $5,000,000
	Year	Years	Years	Investment

FTSE Social Index Fund Institutional Shares	17.72%	16.23%	7.41%	$10,223,540

FTSE4Good US Select Index	17.82	16.38	7.51	10,314,805
Dow Jones U.S. Total Stock Market Float
Adjusted Index	16.05	14.19	7.76	10,503,448

See Financial Highlights for dividend and capital gains information.

8

FTSE Social Index Fund

Fiscal-Year Total Returns (%): August 31, 2007, Through August 31, 2017

Average Annual Total Returns: Periods Ended June 30, 2017

This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.

Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Investor Shares	5/31/2000	21.37%	16.39%	6.66%
Institutional Shares	1/14/2003	21.47	16.51	6.78

9

FTSE Social Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2017

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (99.6%)[1]
Basic Materials (1.8%)
	Praxair Inc.	63,045	8,293
	Ecolab Inc.	56,089	7,477
	Air Products & Chemicals
	Inc.	47,433	6,895
	LyondellBasell Industries
	NV Class A	73,169	6,628
	PPG Industries Inc.	56,800	5,925
	Newmont Mining Corp.	118,173	4,531
	Nucor Corp.	71,150	3,921
	Albemarle Corp.	24,451	2,843
	FMC Corp.	29,398	2,535
	International Flavors &
	Fragrances Inc.	17,498	2,394
	Arconic Inc.	86,367	2,200
*	Alcoa Corp.	42,175	1,851
	Avery Dennison Corp.	19,189	1,809
	Mosaic Co.	80,426	1,607
	CF Industries Holdings Inc.	52,066	1,509
	Ashland Global Holdings
	Inc.	14,259	885
			61,303
Consumer Goods (9.5%)
	Procter & Gamble Co.	564,597	52,095
	PepsiCo Inc.	314,295	36,373
	NIKE Inc. Class B	292,918	15,469
	Colgate-Palmolive Co.	190,972	13,681
	Mondelez International
	Inc. Class A	323,232	13,143
	General Motors Co.	303,518	11,091
	Activision Blizzard Inc.	163,362	10,710
	Kraft Heinz Co.	131,783	10,641
*	Tesla Inc.	28,707	10,217
	Kimberly-Clark Corp.	78,255	9,648
	Ford Motor Co.	869,323	9,589
*	Electronic Arts Inc.	66,066	8,027
	General Mills Inc.	128,317	6,834

			Market
			Value•
		Shares	($000)
	Delphi Automotive plc	58,700	5,659
	Estee Lauder Cos. Inc.
	Class A	48,239	5,161
	Newell Brands Inc.	106,150	5,125
*	Monster Beverage Corp.	91,468	5,106
	Stanley Black & Decker
	Inc.	33,839	4,873
	VF Corp.	74,446	4,680
	Clorox Co.	28,269	3,916
	Dr Pepper Snapple Group
	Inc.	40,922	3,726
	Kellogg Co.	55,247	3,616
*	Mohawk Industries Inc.	13,491	3,415
	Hershey Co.	30,505	3,201
	Conagra Brands Inc.	90,260	2,930
	Whirlpool Corp.	16,092	2,762
	DR Horton Inc.	76,157	2,753
	Church & Dwight Co. Inc.	54,603	2,739
	Genuine Parts Co.	32,421	2,685
	Coach Inc.	63,390	2,643
	JM Smucker Co.	25,186	2,638
	McCormick & Co. Inc.	25,237	2,401
*	LKQ Corp.	68,345	2,368
	Bunge Ltd.	31,083	2,320
	Lear Corp.	15,025	2,247
	PVH Corp.	17,534	2,207
	Coca-Cola European
	Partners plc	51,271	2,205
	BorgWarner Inc.	46,163	2,142
	Autoliv Inc.	19,503	2,118
	Hanesbrands Inc.	82,390	1,999
	Ingredion Inc.	15,838	1,961
	Snap-on Inc.	12,995	1,918
	Harley-Davidson Inc.	39,761	1,869
	Campbell Soup Co.	39,672	1,833
	Hormel Foods Corp.	59,483	1,829
	PulteGroup Inc.	66,114	1,707
	Goodyear Tire & Rubber
	Co.	55,841	1,692

10

FTSE Social Index Fund

			Market
			Value•
		Shares	($000)
*	Michael Kors Holdings Ltd.	36,296	1,532
	Lamb Weston Holdings Inc.	32,019	1,456
	Adient plc	20,483	1,448
^	Polaris Industries Inc.	14,527	1,354
*	Lululemon Athletica Inc.	23,023	1,325
	Toll Brothers Inc.	33,771	1,316
	Ralph Lauren Corp.
	Class A	14,698	1,292
	Gentex Corp.	63,369	1,158
*	Herbalife Ltd.	15,521	1,071
*	Edgewell Personal Care
	Co.	13,044	991
*	Under Armour Inc. Class A	36,372	587
	Mattel Inc.	21,752	353
			321,845
Consumer Services (8.8%)
	Home Depot Inc.	264,866	39,696
	Walt Disney Co.	345,311	34,946
	McDonald’s Corp.	179,878	28,775
*	Priceline Group Inc.	10,817	20,034
	CVS Health Corp.	225,319	17,426
	Time Warner Inc.	170,136	17,201
	Starbucks Corp.	312,505	17,144
	Lowe’s Cos. Inc.	189,603	14,010
	TJX Cos. Inc.	142,075	10,272
	McKesson Corp.	47,025	7,021
	Sysco Corp.	108,441	5,712
	Ross Stores Inc.	84,875	4,961
	Cardinal Health Inc.	70,308	4,743
	Dollar General Corp.	62,189	4,512
*	Dollar Tree Inc.	52,747	4,201
	Expedia Inc.	26,835	3,981
*	O’Reilly Automotive Inc.	19,848	3,893
	Omnicom Group Inc.	51,096	3,698
*	AutoZone Inc.	6,376	3,369
	Best Buy Co. Inc.	58,039	3,149
	Nielsen Holdings plc	79,868	3,103
*	Yum China Holdings Inc.	81,763	2,891
*	Ulta Beauty Inc.	13,072	2,889
	AmerisourceBergen Corp.
	Class A	35,321	2,835
*	CarMax Inc.	41,001	2,753
	Darden Restaurants Inc.	27,734	2,277
	Viacom Inc. Class B	78,495	2,245
	Tiffany & Co.	23,723	2,168
	L Brands Inc.	54,947	1,990
	Alaska Air Group Inc.	26,237	1,959
*	Liberty Media Corp-
	Liberty SiriusXM Class C	41,442	1,849
	Interpublic Group of Cos.
	Inc.	88,087	1,774
	Tractor Supply Co.	29,419	1,751
	Kohl’s Corp.	42,038	1,672

			Market
			Value•
		Shares	($000)
	Scripps Networks
	Interactive Inc. Class A	19,124	1,638
	Advance Auto Parts Inc.	16,250	1,591
	Staples Inc.	144,874	1,480
	Gap Inc.	55,662	1,315
	H&R Block Inc.	46,349	1,239
	Nordstrom Inc.	27,282	1,217
*	TripAdvisor Inc.	25,134	1,074
	Foot Locker Inc.	29,977	1,056
*	Chipotle Mexican Grill Inc.
	Class A	3,309	1,048
	Signet Jewelers Ltd.	16,187	1,021
	Bed Bath & Beyond Inc.	36,278	1,001
	Dun & Bradstreet Corp.	8,723	972
*	Liberty Media Corp-
	Liberty SiriusXM Class A	17,383	777
*	AutoNation Inc.	16,145	733
	TEGNA Inc.	53,192	671
	Macy’s Inc.	23,325	484
*	Cars.com Inc.	16,441	425
			298,642
Financials (23.9%)
	JPMorgan Chase & Co.	780,335	70,925
	Bank of America Corp.	2,199,177	52,538
	Wells Fargo & Co.	992,620	50,693
	Visa Inc. Class A	407,570	42,192
	Citigroup Inc.	608,296	41,382
	Mastercard Inc. Class A	207,075	27,603
	Goldman Sachs Group Inc.	81,192	18,166
	US Bancorp	347,659	17,817
	Chubb Ltd.	102,233	14,458
	American Express Co.	162,123	13,959
	American Tower Corp.	92,809	13,740
	PNC Financial Services
	Group Inc.	105,892	13,280
	Morgan Stanley	291,837	13,279
	American International
	Group Inc.	204,651	12,377
	Bank of New York
	Mellon Corp.	222,450	11,630
	BlackRock Inc.	27,433	11,495
	Simon Property Group Inc.	68,855	10,800
	Charles Schwab Corp.	261,252	10,424
	Prudential Financial Inc.	94,660	9,663
	Crown Castle International
	Corp.	88,464	9,593
	MetLife Inc.	202,496	9,483
	CME Group Inc.	74,997	9,435
	Marsh & McLennan Cos.
	Inc.	112,934	8,818
	S&P Global Inc.	56,677	8,747
	Capital One Financial Corp.	106,457	8,475
	Intercontinental Exchange
	Inc.	128,881	8,335

11

FTSE Social Index Fund

			Market
			Value•
		Shares	($000)
	BB&T Corp.	178,776	8,240
	Equinix Inc.	17,031	7,977
	Aon plc	57,033	7,937
	State Street Corp.	82,480	7,629
	Travelers Cos. Inc.	61,863	7,497
	Prologis Inc.	115,276	7,304
	Allstate Corp.	79,477	7,193
	Aflac Inc.	85,676	7,073
	Public Storage	32,581	6,690
	SunTrust Banks Inc.	107,274	5,911
	Welltower Inc.	80,503	5,894
	Progressive Corp.	126,078	5,860
	AvalonBay Communities
	Inc.	29,927	5,618
	Synchrony Financial	180,389	5,554
	Ventas Inc.	78,239	5,355
	Weyerhaeuser Co.	163,676	5,337
	Equity Residential	78,053	5,241
	Discover Financial Services	84,377	4,974
	Moody’s Corp.	36,755	4,926
	M&T Bank Corp.	31,611	4,674
	Ameriprise Financial Inc.	33,571	4,650
	T. Rowe Price Group Inc.	52,055	4,391
	Fifth Third Bancorp	167,065	4,365
	Hartford Financial Services
	Group Inc.	79,780	4,314
	KeyCorp	241,052	4,148
	Digital Realty Trust Inc.	35,054	4,148
	Willis Towers Watson plc	27,824	4,131
	Boston Properties Inc.	33,961	4,096
	Northern Trust Corp.	46,179	4,087
*	SBA Communications Corp.
	Class A	26,395	4,053
	Regions Financial Corp.	267,041	3,768
	Citizens Financial Group
	Inc.	112,426	3,725
	Equifax Inc.	26,072	3,714
	Principal Financial Group
	Inc.	57,954	3,623
	Realty Income Corp.	61,106	3,517
	Lincoln National Corp.	49,277	3,344
	First Republic Bank	34,017	3,301
	HCP Inc.	104,701	3,121
*	Markel Corp.	2,964	3,118
	Huntington Bancshares
	Inc.	239,968	3,021
	Annaly Capital
	Management Inc.	240,333	3,004
	Invesco Ltd.	90,240	2,958
	GGP Inc.	138,261	2,869
	Vornado Realty Trust	38,059	2,835
	Loews Corp.	60,505	2,818
*	Arch Capital Group Ltd.	27,786	2,705
	Cincinnati Financial Corp.	34,540	2,654

			Market
			Value•
		Shares	($000)
	Comerica Inc.	38,356	2,618
*	E*TRADE Financial Corp.	60,481	2,480
	TD Ameritrade Holding
	Corp.	56,064	2,429
	Unum Group	50,066	2,412
	Ally Financial Inc.	104,368	2,359
*	CBRE Group Inc. Class A	64,752	2,336
	Duke Realty Corp.	78,494	2,333
	XL Group Ltd.	56,470	2,313
	Iron Mountain Inc.	58,058	2,289
	Everest Re Group Ltd.	8,993	2,271
	Arthur J Gallagher & Co.	38,622	2,236
	UDR Inc.	57,484	2,231
	Regency Centers Corp.	33,403	2,148
	SL Green Realty Corp.	22,211	2,141
	Western Union Co.	107,590	2,036
	Torchmark Corp.	25,516	1,964
	Zions Bancorporation	44,065	1,924
	Nasdaq Inc.	25,448	1,918
	VEREIT Inc.	223,196	1,884
	Kimco Realty Corp.	95,350	1,871
*	Alleghany Corp.	3,251	1,830
	AGNC Investment Corp.	79,624	1,715
	SEI Investments Co.	28,929	1,691
	Macerich Co.	31,025	1,637
	Voya Financial Inc.	41,434	1,584
	CIT Group Inc.	32,498	1,458
	People’s United Financial
	Inc.	84,377	1,409
	WR Berkley Corp.	20,646	1,376
	New York Community
	Bancorp Inc.	114,117	1,375
	Liberty Property Trust	31,794	1,354
	RenaissanceRe Holdings
	Ltd.	8,679	1,208
	Assurant Inc.	12,200	1,155
	Axis Capital Holdings Ltd.	18,725	1,128
*	Brighthouse Financial Inc.	19,226	1,097
	Commerce Bancshares
	Inc.	19,364	1,065
	Hospitality Properties
	Trust	36,185	990
	Weingarten Realty
	Investors	30,264	970
	Navient Corp.	69,082	912
*	JBG SMITH Properties	18,429	603
			811,419
Health Care (17.5%)
	Johnson & Johnson	595,048	78,766
	Pfizer Inc.	1,305,667	44,288
	UnitedHealth Group Inc.	211,286	42,025
	Merck & Co. Inc.	604,395	38,597
	Amgen Inc.	162,356	28,862
	AbbVie Inc.	351,097	26,438

12

FTSE Social Index Fund

			Market
			Value•
		Shares	($000)
	Medtronic plc	302,840	24,415
*	Celgene Corp.	170,808	23,730
	Bristol-Myers Squibb Co.	363,919	22,010
	Abbott Laboratories	373,313	19,017
	Eli Lilly & Co.	215,743	17,538
	Allergan plc	74,166	17,020
*	Biogen Inc.	46,819	14,821
	Anthem Inc.	58,344	11,438
	Aetna Inc.	71,281	11,241
	Stryker Corp.	74,580	10,543
	Cigna Corp.	54,561	9,933
	Becton Dickinson and Co.	49,676	9,907
*	Vertex Pharmaceuticals
	Inc.	54,789	8,796
*	Regeneron
	Pharmaceuticals Inc.	17,288	8,590
*	Express Scripts Holding
	Co.	133,470	8,385
*	Boston Scientific Corp.	301,205	8,298
	Humana Inc.	31,815	8,196
*	Intuitive Surgical Inc.	8,026	8,063
*	Alexion Pharmaceuticals
	Inc.	48,013	6,838
	Baxter International Inc.	109,547	6,796
	Zoetis Inc.	108,024	6,773
*	Edwards Lifesciences
	Corp.	46,258	5,258
*	HCA Healthcare Inc.	65,699	5,168
	Zimmer Biomet Holdings
	Inc.	44,861	5,126
*	Incyte Corp.	37,194	5,111
	CR Bard Inc.	15,822	5,076
*	Mylan NV	118,529	3,731
*	Laboratory Corp. of
	America Holdings	22,516	3,532
*	BioMarin Pharmaceutical
	Inc.	38,728	3,493
*	Centene Corp.	37,729	3,352
	Quest Diagnostics Inc.	29,771	3,226
*	Waters Corp.	16,789	3,080
*	Henry Schein Inc.	17,409	3,024
	Dentsply Sirona Inc.	50,135	2,836
*	Quintiles IMS Holdings
	Inc.	28,094	2,698
	Perrigo Co. plc	30,668	2,422
	ResMed Inc.	31,068	2,410
*	Hologic Inc.	62,089	2,397
*	Varian Medical Systems
	Inc.	20,335	2,161
	Universal Health Services
	Inc. Class B	19,635	2,123
*	DaVita Inc.	34,882	2,043
*	Jazz Pharmaceuticals plc	13,176	1,968
*	Bioverativ Inc.	23,622	1,339

			Market
			Value•
		Shares	($000)
*	Mallinckrodt plc	23,736	975
	Patterson Cos. Inc.	19,337	744
*	Endo International plc	51,574	453
			595,070
Industrials (8.0%)
	Union Pacific Corp.	178,132	18,757
	Accenture plc Class A	136,801	17,888
	United Parcel Service Inc.
	Class B	152,074	17,391
*	PayPal Holdings Inc.	249,616	15,396
	FedEx Corp.	54,651	11,716
	Automatic Data
	Processing Inc.	98,950	10,535
	Illinois Tool Works Inc.	76,014	10,453
	CSX Corp.	192,939	9,686
	Johnson Controls
	International plc	207,090	8,199
	Deere & Co.	70,156	8,133
	Norfolk Southern Corp.	63,650	7,671
	Waste Management Inc.	96,267	7,423
	Eaton Corp. plc	99,179	7,117
	Sherwin-Williams Co.	18,115	6,146
*	Fiserv Inc.	46,137	5,708
	Cummins Inc.	35,026	5,582
	PACCAR Inc.	76,123	5,049
	Parker-Hannifin Corp.	29,272	4,710
	Agilent Technologies Inc.	71,126	4,603
	Rockwell Automation Inc.	27,973	4,589
	Fortive Corp.	67,366	4,377
	Vulcan Materials Co.	29,297	3,553
	Republic Services Inc.
	Class A	50,010	3,263
	Global Payments Inc.	33,546	3,203
	AMETEK Inc.	49,392	3,124
	WestRock Co.	54,862	3,122
	Ball Corp.	75,741	3,029
	Martin Marietta Materials
	Inc.	13,890	2,945
	Dover Corp.	34,682	2,944
	Fastenal Co.	65,093	2,778
	Total System Services Inc.	39,709	2,745
*	Verisk Analytics Inc.
	Class A	33,166	2,688
	Masco Corp.	70,632	2,597
*	Vantiv Inc. Class A	35,951	2,541
	Xylem Inc.	39,918	2,478
	Alliance Data Systems
	Corp.	10,772	2,429
	Kansas City Southern	23,254	2,405
	CH Robinson Worldwide
	Inc.	31,782	2,245
*	United Rentals Inc.	18,872	2,228
	Expeditors International of
	Washington Inc.	39,442	2,213

13

FTSE Social Index Fund

			Market
			Value•
		Shares	($000)
	Fortune Brands Home &
	Security Inc.	33,436	2,091
	Broadridge Financial
	Solutions Inc.	25,950	2,028
	WW Grainger Inc.	12,354	2,008
*	Flex Ltd.	119,758	1,948
	Sealed Air Corp.	43,723	1,940
	JB Hunt Transport
	Services Inc.	18,884	1,867
	Acuity Brands Inc.	9,910	1,752
*	Sensata Technologies
	Holding NV	38,044	1,699
	Xerox Corp.	51,788	1,671
*	Keysight Technologies
	Inc.	40,183	1,642
	ManpowerGroup Inc.	14,625	1,631
	Allegion plc	20,612	1,622
*	Arrow Electronics Inc.	19,434	1,544
*	Stericycle Inc.	18,620	1,339
	Robert Half International
	Inc.	27,236	1,234
	Jabil Inc.	38,816	1,217
	MDU Resources Group
	Inc.	42,200	1,141
	Avnet Inc.	28,761	1,109
	Bemis Co. Inc.	21,080	898
			274,040
Oil & Gas (3.2%)
	Schlumberger Ltd.	315,609	20,044
	ConocoPhillips	277,264	12,105
	EOG Resources Inc.	130,127	11,059
	Occidental Petroleum
	Corp.	172,423	10,294
	Kinder Morgan Inc.	430,644	8,324
	Valero Energy Corp.	99,482	6,775
	Williams Cos. Inc.	185,472	5,514
	Anadarko Petroleum
	Corp.	127,473	5,217
	Pioneer Natural
	Resources Co.	38,014	4,929
	Devon Energy Corp.	120,788	3,793
	Andeavor	34,375	3,443
	Apache Corp.	86,435	3,357
	EQT Corp.	39,398	2,456
	Marathon Oil Corp.	199,866	2,222
	Baker Hughes a GE Co.	64,049	2,171
	Helmerich & Payne Inc.	32,138	1,361
*	Newfield Exploration Co.	50,629	1,323
	Cimarex Energy Co.	12,045	1,201
^	Core Laboratories NV	12,381	1,092
	Murphy Oil Corp.	44,745	1,014
*	Transocean Ltd.	1,847	15
			107,709

			Market
			Value•
		Shares	($000)
Technology (26.2%)
	Apple Inc.	1,152,244	188,968
	Microsoft Corp.	1,655,842	123,807
*	Facebook Inc. Class A	515,143	88,589
*	Alphabet Inc. Class C	66,812	62,759
*	Alphabet Inc. Class A	65,663	62,724
	Intel Corp.	1,041,451	36,524
	Cisco Systems Inc.	1,108,659	35,710
	Oracle Corp.	634,438	31,931
	Broadcom Ltd.	88,089	22,205
	NVIDIA Corp.	125,319	21,234
	Texas Instruments Inc.	217,652	18,026
	QUALCOMM Inc.	327,136	17,099
*	Adobe Systems Inc.	108,136	16,778
*	salesforce.com Inc.	149,212	14,248
	Applied Materials Inc.	237,396	10,711
	Cognizant Technology
	Solutions Corp. Class A	128,859	9,119
*	NXP Semiconductors NV	72,980	8,244
*	Micron Technology Inc.	243,645	7,789
	Intuit Inc.	53,315	7,541
	HP Inc.	375,094	7,157
	Lam Research Corp.	35,375	5,872
	Corning Inc.	200,581	5,769
	Western Digital Corp.	64,568	5,699
*	Autodesk Inc.	45,913	5,255
*	Cerner Corp.	63,948	4,334
*	ServiceNow Inc.	36,981	4,297
	Skyworks Solutions Inc.	40,522	4,269
*	Red Hat Inc.	38,947	4,187
	Symantec Corp.	136,759	4,100
	Xilinx Inc.	55,004	3,634
*	Dell Technologies Inc.
	Class V	45,151	3,383
	KLA-Tencor Corp.	34,573	3,239
*	Workday Inc. Class A	29,026	3,184
*	Check Point Software
	Technologies Ltd.	27,076	3,029
	Maxim Integrated
	Products Inc.	62,229	2,904
*	Citrix Systems Inc.	33,715	2,637
*	Synopsys Inc.	32,620	2,623
*	Twitter Inc.	148,198	2,506
	CA Inc.	70,960	2,354
	NetApp Inc.	60,752	2,349
	Juniper Networks Inc.	83,625	2,319
	Seagate Technology plc	66,068	2,083
*	Splunk Inc.	30,759	2,064
	Amdocs Ltd.	31,452	2,038
*	VeriSign Inc.	19,266	1,999
	CDK Global Inc.	29,627	1,911
*	Akamai Technologies Inc.	38,197	1,801
*	F5 Networks Inc.	14,677	1,752
*	VMware Inc. Class A	15,657	1,693

14

FTSE Social Index Fund

			Market
			Value•
		Shares	($000)
*	Yandex NV Class A	54,477	1,635
	Marvell Technology Group
	Ltd.	89,523	1,603
	CSRA Inc.	35,857	1,130
			888,815
	Telecommunications (0.3%)
*	T-Mobile US Inc.	65,297	4,226
*	Level 3 Communications
	Inc.	66,035	3,594
*	Sprint Corp.	141,585	1,168
			8,988
	Utilities (0.4%)
	ONEOK Inc.	89,374	4,841
	American Water Works
	Co. Inc.	38,752	3,135
	CenterPoint Energy Inc.	93,839	2,780
	NiSource Inc.	71,536	1,922
*	Calpine Corp.	81,794	1,202
	Avangrid Inc.	12,381	604
			14,484
	Total Common Stocks
	(Cost $2,515,942)		3,382,315
Temporary Cash Investments (0.1%)[1]
	Money Market Fund (0.1%)
[2,3]	Vanguard Market Liquidity
	Fund, 1.224%	36,245	3,625

		Face
		Amount
		($000)
U. S. Government and Agency Obligations (0.0%)
4	United States Treasury
	Bill, 0.980%, 10/5/17	600	600
Total Temporary Cash Investments
	(Cost $4,224)		4,225
	Total Investments (99.7%)
	(Cost $2,520,166)		3,386,540

Amount
($000)
Other Assets and Liabilities (0.3%)
Other Assets
Investment in Vanguard	211
Receivables for Investment Securities Sold 2,525
Receivables for Accrued Income	6,081
Receivables for Capital Shares Issued	4,115
Variation Margin Receivable –
Futures Contracts	64
Total Other Assets	12,996
Liabilities
Payables for Investment Securities
Purchased	(12)
Collateral for Securities on Loan	(910)
Payables for Capital Shares Redeemed	(1,930)
Payables to Vanguard	(1,337)
Total Liabilities	(4,189)
Net Assets (100%)	3,395,347

At August 31, 2017, net assets consisted of:
Amount
($000)
Paid-in Capital	2,542,109
Undistributed Net Investment Income	12,919
Accumulated Net Realized Losses	(26,168)
Unrealized Appreciation (Depreciation)
Investment Securities	866,374
Futures Contracts	113
Net Assets	3,395,347

15

FTSE Social Index Fund

Amount
($000
Investor Shares—Net Assets
Applicable to 120,990,830 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	1,952,210
Net Asset Value Per Share—
Investor Shares	$16.14

Institutional Shares—Net Assets
Applicable to 89,375,273 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	1,443,137
Net Asset Value Per Share—
Institutional Shares	$16.15

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $892,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and
temporary cash investment positions represent 100.0% and
-0.3%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate
shown is the 7-day yield.
3 Includes $910,000 of collateral received for securities on loan.
4 Securities with a value of $599,000 have been segregated as initial margin for open futures contracts.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
($000)
Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
E-mini S&P 500 Index	September 2017	110	13,586	113

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

16

FTSE Social Index Fund

Statement of Operations

Year Ended
August 31,2017
($000)
Investment Income
Income
Dividends	52,946
Interest[1]	79
Securities Lending—Net	68
Total Income	53,093
Expenses
The Vanguard Group—Note B
Investment Advisory Services	574
Management and Administrative—Investor Shares	2,521
Management and Administrative—Institutional Shares	982
Marketing and Distribution—Investor Shares	318
Marketing and Distribution—Institutional Shares	53
Custodian Fees	95
Auditing Fees	32
Shareholders’ Reports and Proxy—Investor Shares	68
Shareholders’ Reports and Proxy—Institutional Shares	29
Trustees’ Fees and Expenses	3
Total Expenses	4,675
Net Investment Income	48,418
Realized Net Gain (Loss)
Investment Securities Sold[1]	(4,162)
Futures Contracts	306
Realized Net Gain (Loss)	(3,856)
Change in Unrealized Appreciation (Depreciation)
Investment Securities	404,747
Futures Contracts	113
Change in Unrealized Appreciation (Depreciation)	404,860
Net Increase (Decrease) in Net Assets Resulting from Operations	449,422

1 Interest income and realized net gain (loss) from an affiliated company of the fund were $75,000 and $3,000, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

17

FTSE Social Index Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	48,418	38,816
Realized Net Gain (Loss)	(3,856)	2,858
Change in Unrealized Appreciation (Depreciation)	404,860	159,803
Net Increase (Decrease) in Net Assets Resulting from Operations	449,422	201,477
Distributions
Net Investment Income
Investor Shares	(26,127)	(28,370)
Institutional Shares	(18,289)	(18,570)
Realized Capital Gain
Investor Shares	—	—
Institutional Shares	—	—
Total Distributions	(44,416)	(46,940)
Capital Share Transactions
Investor Shares	274,057	208,652
Institutional Shares	404,904	111,431
Net Increase (Decrease) from Capital Share Transactions	678,961	320,083
Total Increase (Decrease)	1,083,967	474,620
Net Assets
Beginning of Period	2,311,380	1,836,760
End of Period[1]	3,395,347	2,311,380

1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $12,919,000 and $8,917,000.

See accompanying Notes, which are an integral part of the Financial Statements.

18

FTSE Social Index Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$13.95	$12.99	$12.74	$10.28	$8.30
Investment Operations
Net Investment Income	. 256[1]	.241	.183	.167	.153
Net Realized and Unrealized Gain (Loss)
on Investments	2.175	1.025	.231	2.442	1.969
Total from Investment Operations	2.431	1.266	.414	2.609	2.122
Distributions
Dividends from Net Investment Income	(. 241)	(. 306)	(.164)	(.149)	(.142)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(. 241)	(. 306)	(.164)	(.149)	(.142)
Net Asset Value, End of Period	$16.14	$13.95	$12.99	$12.74	$10.28

Total Return[2]	17.61%	9.95%	3.25%	25.58%	25.90%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,952	$1,435	$1,131	$800	$553
Ratio of Total Expenses to
Average Net Assets	0.20%	0.22%	0.25%	0.27%	0.28%
Ratio of Net Investment Income to
Average Net Assets	1.71%	1.87%	1.63%	1.51%	1.63%
Portfolio Turnover Rate [3]	11%	16%	20%	14%	29%

1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.

19

FTSE Social Index Fund

Financial Highlights

Institutional Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$13.96	$13.00	$12.75	$10.29	$8.31
Investment Operations
Net Investment Income	. 271[1]	.254	.193	.180	.163
Net Realized and Unrealized Gain (Loss)
on Investments	2.175	1.029	.233	2.440	1.971
Total from Investment Operations	2.446	1.283	.426	2.620	2.134
Distributions
Dividends from Net Investment Income	(. 256)	(. 323)	(.176)	(.160)	(.154)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(. 256)	(. 323)	(.176)	(.160)	(.154)
Net Asset Value, End of Period	$16.15	$13.96	$13.00	$12.75	$10.29

Total Return	17.72%	10.09%	3.34%	25.68%	26.05%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,443	$876	$706	$429	$276
Ratio of Total Expenses to
Average Net Assets	0.12%	0.12%	0.15%	0.16%	0.16%
Ratio of Net Investment Income to
Average Net Assets	1.79%	1.97%	1.73%	1.62%	1.75%
Portfolio Turnover Rate[2]	11%	16%	20%	14%	29%

1 Calculated based on average shares outstanding.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.

20

FTSE Social Index Fund

Notes to Financial Statements

Vanguard FTSE Social Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Institutional Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended August 31, 2017, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of notional amounts at each quarter-end during the period.

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FTSE Social Index Fund

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2014–2017), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2017, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

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FTSE Social Index Fund

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and the proxy. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2017, the fund had contributed to Vanguard capital in the amount of $211,000, representing 0.01% of the fund’s net assets and 0.08% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments as of August 31, 2017, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	3,382,315	—	—
Temporary Cash Investments	3,625	600	—
Futures Contracts—Assets[1]	64	—	—
Total	3,386,004	600	—
1 Represents variation margin on the last day of the reporting period.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or

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FTSE Social Index Fund

loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at August 31, 2017, the fund had $14,029,000 of ordinary income available for distribution. At August 31, 2017, the fund had available capital losses totaling $26,035,000 to offset future net capital gains. Of this amount, $394,000 is subject to expiration on August 31, 2019. Capital losses of $25,641,000 realized beginning in fiscal 2012 may be carried forward indefinitely under the Regulated Investment Company Modernization Act of 2010, but must be used before any expiring loss carryforwards.

At August 31, 2017, the cost of investment securities for tax purposes was $2,520,166,000. Net unrealized appreciation of investment securities for tax purposes was $866,374,000, consisting of unrealized gains of $919,069,000 on securities that had risen in value since their purchase and $52,695,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended August 31, 2017, the fund purchased $982,698,000 of investment securities and sold $308,823,000 of investment securities, other than temporary cash investments.

The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended August 31, 2017, such purchases and sales were $31,936,000 and $31,702,000, respectively; these amounts are included in the purchases and sales of investment securities noted above.

F. Capital share transactions for each class of shares were:
			Year Ended August 31,
		2017		2016
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	569,817	37,790	495,860	38,032
Issued in Lieu of Cash Distributions	23,412	1,593	25,725	1,988
Redeemed	(319,172)	(21,307)	(312,933)	(24,156)
Net Increase (Decrease)—Investor Shares	274,057	18,076	208,652	15,864
Institutional Shares
Issued	500,495	33,070	206,714	15,806
Issued in Lieu of Cash Distributions	17,987	1,217	18,514	1,430
Redeemed	(113,578)	(7,688)	(113,797)	(8,748)
Net Increase (Decrease)—Institutional Shares	404,904	26,599	111,431	8,488

G. Management has determined that no material events or transactions occurred subsequent to August 31, 2017, that would require recognition or disclosure in these financial statements.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard World Fund and the Shareholders of Vanguard FTSE Social Index Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard FTSE Social Index Fund (constituting a separate portfolio of Vanguard World Fund, hereafter referred to as the “Fund”) as of August 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of August 31, 2017 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
October 13, 2017

Special 2017 tax information (unaudited) for Vanguard FTSE Social Index Fund

This information for the fiscal year ended August 31, 2017, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $44,416,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 96.2% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

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Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2017. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.) The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: FTSE Social Index Fund Investor Shares
Periods Ended August 31, 2017
	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	17.61%	16.12%	7.29%
Returns After Taxes on Distributions	17.15	15.70	6.99
Returns After Taxes on Distributions and Sale of Fund Shares	10.28	12.98	5.86

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About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

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Six Months Ended August 31, 2017
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
FTSE Social Index Fund	2/28/2017	8/31/2017	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,063.71	$0.94
Institutional Shares	1,000.00	1,063.45	0.62
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,024.30	$0.92
Institutional Shares	1,000.00	1,024.60	0.61

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.18% for Investor Shares and 0.12% for Institutional Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

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Trustees Approve Advisory Arrangement

The board of trustees of Vanguard FTSE Social Index Fund has renewed the fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard), through its Equity Index Group. The board determined that continuing the fund’s internalized management structure was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisor and made monthly presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.

The board, or an investment committee made up of board members, also received information throughout the year through advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.

In addition, the board received monthly reports, which included a Market and Economic Report, a Fund Dashboard Monthly Summary, and a Fund Performance Report.

Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they had received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of the fund’s investment management services over both the short and long term, and took into account the organizational depth and stability of the advisor. The board considered that Vanguard has been managing investments for more than three decades. The Equity Index Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance

The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance compared with its target index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

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Cost

The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory expenses were also well below its peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section.

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that the fund’s at-cost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

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Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share.

For a fund, the weighted average price/book ratio of the stocks it holds.

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Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 195 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee1

F. William McNabb III

Born 1957. Trustee Since July 2009. Chairman of the Board. Principal Occupation(s) During the Past Five Years and Other Experience: Chairman of the Board of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group, since January 2010; Chief Executive Officer and Director of The Vanguard Group and President and Chief Executive Officer of each of the investment companies served by The Vanguard Group, since 2008; Director of Vanguard Marketing Corporation; President of The Vanguard Group (2008–2017); Managing Director of The Vanguard Group (1995–2008).

Independent Trustees

Emerson U. Fullwood

Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Executive Chief Staff and Marketing Officer for North America and Corporate Vice President (retired 2008) of Xerox Corporation (document management products and services); Executive in Residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology; Lead Director of SPX FLOW, Inc. (multi-industry manufacturing); Director of the United Way of Rochester, the University of Rochester Medical Center, Monroe Community College Foundation, North Carolina A&T University, and Roberts Wesleyan College; Trustee of the University of Rochester.

Rajiv L. Gupta

Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years and Other Experience: Chairman and Chief Executive Officer (retired 2009) and President (2006–2008) of Rohm and Haas Co. (chemicals); Director of Arconic Inc. (diversified manufacturer), HP Inc. (printer and personal computer manufacturing), and Delphi Automotive plc (automotive components); Senior Advisor at New Mountain Capital.

Amy Gutmann

Born 1949. Trustee Since June 2006. Principal Occupation(s) During the Past Five Years and Other Experience: President of the University of Pennsylvania; Christopher H. Browne

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

Distinguished Professor of Political Science, School of Arts and Sciences, and Professor of Communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania; Trustee of the National Constitution Center.

JoAnn Heffernan Heisen

Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years and Other Experience: Corporate Vice President and Member of the Executive Committee (1997–2008), Chief Global Diversity Officer (retired 2008), Vice President and Chief Information Officer (1997–2006), Controller (1995–1997), Treasurer (1991–1995), and Assistant Treasurer (1989–1991) of Johnson & Johnson (pharmaceuticals/medical devices/ consumer products); Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation; Member of the Advisory Board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born 1949. Trustee Since October 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2009) of Cummins Inc. (industrial machinery); Chairman of the Board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina Foundation for Education; Director of the V Foundation for Cancer Research; Member of the Advisory Council for the College of Arts and Letters and Chair of the Advisory Board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born 1953. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Senior Vice President and Chief Financial Officer (retired 2013) at IBM (information technology services); Fiduciary Member of IBM’s Retirement Plan Committee (2004–2013); Director of the Dow Chemical Company; Member of the Council on Chicago Booth.

Scott C. Malpass

Born 1962. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Chief Investment Officer and Vice President at the University of Notre Dame; Assistant Professor of Finance at the Mendoza College of Business at Notre Dame; Member of the Notre Dame 403(b) Investment Committee, the Board of Advisors for Spruceview Capital Partners, the Board of Catholic Investment Services, Inc. (investment advisor), and the Board of Superintendence of the Institute for the Works of Religion; Chairman of the Board of TIFF Advisory Services, Inc. (investment advisor).

André F. Perold

Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years and Other Experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011); Chief Investment Officer and Co-Managing Partner of HighVista Strategies LLC (private investment firm); Overseer of the Museum of Fine Arts Boston.

Peter F. Volanakis

Born 1955. Trustee Since July 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2010) of Corning Incorporated (communications equipment); Chairman of the Board of Trustees of Colby-Sawyer College; Member of the Board of Hypertherm, Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born 1967. Investment Stewardship Officer Since February 2017. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Treasurer (2015–2017), Controller (2010–2015), and Assistant Controller (2001–2010) of each of the investment companies served by The Vanguard Group.

Thomas J. Higgins

Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Peter Mahoney

Born 1974. Controller Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Controller of each of the investment companies served by The Vanguard Group; Head of International Fund Services at The Vanguard Group (2008–2014).

Anne E. Robinson

Born 1970. Secretary Since September 2016. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; General Counsel of The Vanguard Group; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group; Director and Senior Vice President of Vanguard Marketing Corporation; Managing Director and General Counsel of Global Cards and Consumer Services at Citigroup (2014–2016); Counsel at American Express (2003–2014).

Michael Rollings

Born 1963. Treasurer Since February 2017. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group; Director of Vanguard Marketing Corporation; Executive Vice President and Chief Financial Officer of MassMutual Financial Group (2006–2016).

Vanguard Senior Management Team

Mortimer J. Buckley	Chris D. McIsaac
Gregory Davis	James M. Norris
John James	Thomas M. Rampulla
Martha G. King	Karin A. Risi
John T. Marcante

Chairman Emeritus and Senior Advisor

John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

P.O. Box 2600
Valley Forge, PA 19482-2600

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Q2130 102017

Annual Report | August 31, 2017

Vanguard U.S. Sector Index Funds

Vanguard Consumer Discretionary Index Fund

Vanguard Consumer Staples Index Fund

Vanguard Energy Index Fund

Vanguard Financials Index Fund

Vanguard Health Care Index Fund

Vanguard Industrials Index Fund

Vanguard Information Technology Index Fund

Vanguard Materials Index Fund

Vanguard Telecommunication Services Index Fund

Vanguard Utilities Index Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents

Your Fund’s Performance at a Glance	1
Chairman’s Perspective	4
Consumer Discretionary Index Fund	6
Consumer Staples Index Fund	17
Energy Index Fund	27
Financials Index Fund	37
Health Care Index Fund	49
Industrials Index Fund	61
Information Technology Index Fund	72
Materials Index Fund	83
Telecommunication Services Index Fund	93
Utilities Index Fund	105
Your Fund’s After-Tax Returns	116
About Your Fund’s Expenses	118
Trustees Approve Advisory Arrangements	120
Glossary	121

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: Nautical images have been part of Vanguard’s rich heritage since its start in 1975. For an incoming ship, a lighthouse offers a beacon and safe path to shore. You can similarly depend on Vanguard to put you first––and light the way––as you strive to meet your financial goals. Our client focus and low costs, stemming from our unique ownership structure, assure that your interests are paramount.

Your Fund’s Performance at a Glance

• For the 12 months ended August 31, 2017, returns for the Vanguard U.S. Sector Index Funds ranged from about –7.6% to almost 30%. All ten funds closely tracked their target indexes. Compared with their peer groups, results were mixed.

• Seven of the ten funds produced double-digit returns.

• Vanguard Information Technology Index Fund posted the best performance as strong corporate earnings in that sector continued to attract investors. Vanguard Financials Index Fund returned close to 25%, with rising interest rates and a more favorable operating environment likely to boost profitability.

• Some sectors that have traditionally been considered defensive posted modest gains. Among them were Vanguard Consumer Staples Index Fund and Vanguard Telecommunication Services Index Fund. With oil supply and demand remaining out of sync, Vanguard Energy Index Fund was in negative territory.

Total Returns: Fiscal Year Ended August 31, 2017
ETF Shares[1] and Admiral™ Shares[2]
Total
Returns
Vanguard Consumer Discretionary ETF
Market Price	13.79%
Net Asset Value	13.81
Vanguard Consumer Discretionary Index Fund 13.81
MSCI US IMI/Consumer Discretionary 25/50	13.86
Consumer Services Funds Average[3]	8.00

Vanguard Consumer Staples ETF
Market Price	2.83%
Net Asset Value	2.83
Vanguard Consumer Staples Index Fund	2.81
MSCI US IMI/Consumer Staples 25/50	2.90
Consumer Goods Funds Average[3]	7.45

Vanguard Energy ETF
Market Price	-7.58%
Net Asset Value	-7.55
Vanguard Energy Index Fund	-7.56
MSCI US IMI/Energy 25/50	-7.50
Natural Resources Funds Average[3]	-9.67

Vanguard Financials ETF
Market Price	24.67%
Net Asset Value	24.65
Vanguard Financials Index Fund	24.62
MSCI US IMI/Financials 25/50	24.77
Financial Services Funds Average[3]	19.79

Total
Returns
Vanguard Health Care ETF
Market Price	15.05%
Net Asset Value	15.06
Vanguard Health Care Index Fund	15.07
MSCI US IMI/Health Care 25/50	15.15
Health/Biotechnology Funds Average[3]	18.00

Vanguard Industrials ETF
Market Price	17.52%
Net Asset Value	17.55
Vanguard Industrials Index Fund	17.55
MSCI US IMI/Industrials 25/50	17.58
Industrials Funds Average[3]	17.96

Vanguard Information Technology ETF
Market Price	29.93%
Net Asset Value	29.93
Vanguard Information Technology Index Fund	29.94
MSCI US IMI/Information Technology 25/50	30.05
Science and Technology Funds Average[3]	29.57

Vanguard Materials ETF
Market Price	17.00%
Net Asset Value	17.06
Vanguard Materials Index Fund	17.06
MSCI US IMI/Materials 25/50	17.16
Basic Materials Funds Average[3]	23.40

Total
Returns
Vanguard Telecommunication Services ETF
Market Price	1.71%
Net Asset Value	1.62
Vanguard Telecommunication Services
Index Fund	1.61
MSCI US IMI/Telecommunication
Services 25/50	1.52
Telecommunication Funds Average[3]	11.12

Vanguard Utilities ETF
Market Price	16.27%
Net Asset Value	16.27
Vanguard Utilities Index Fund	16.24
MSCI US IMI/Utilities 25/50	16.32
Utility Funds Average[3]	14.94

MSCI US IMI/2500	16.06%

1 The Vanguard ETF® Shares shown are traded on the NYSE Arca exchange and are available only through brokers. The table provides ETF returns based on both the NYSE Arca market price and the net asset value for a share. U.S. Pat. Nos. 6,879,964; 7,337,138; 7,720,749; 7,925,573; 8,090,646; and 8,417,623.
2 Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.
3 Derived from data provided by Lipper, a Thomson Reuters Company.
For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares’ market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares’ market price was above or below the NAV.
Note: MSCI US IMI/2500 is the MSCI® US Investable Market 2500 Index.

Total Returns: Ten Years Ended August 31, 2017
Average
Annual Return
Consumer Discretionary Index Fund ETF Shares Net Asset Value	10.49%
Spliced US IMI/Consumer Discretionary 25/50	10.60
Consumer Services Funds Average	7.58
Consumer Services Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Consumer Staples Index Fund ETF Shares Net Asset Value	10.27%
Spliced US IMI/Consumer Staples 25/50	10.40
Consumer Goods Funds Average	8.79
Consumer Goods Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Energy Index Fund ETF Shares Net Asset Value	0.32%
Spliced US IMI/Energy 25/50	0.36
Natural Resources Funds Average	-1.88
Natural Resources Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Financials Index Fund ETF Shares Net Asset Value	2.53%
Spliced US IMI/Financials 25/50	2.56
Financial Services Funds Average	2.54
Financial Services Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Health Care Index Fund ETF Shares Net Asset Value	11.54%
Spliced US IMI/Health Care 25/50	11.67
Health/Biotechnology Funds Average	12.44
Health/Biotechnology Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Industrials Index Fund ETF Shares Net Asset Value	7.64%
Spliced US IMI/Industrials 25/50	7.76
Industrials Funds Average	6.71
Industrials Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Information Technology Index Fund ETF Shares Net Asset Value	11.03%
Spliced US IMI/Information Technology 25/50	11.19
Science and Technology Funds Average	9.99
Science and Technology Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Materials Index Fund ETF Shares Net Asset Value	6.48%
Spliced US IMI/Materials 25/50	6.57
Basic Materials Funds Average	2.71
Basic Materials Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Telecommunication Services Index Fund ETF Shares Net Asset Value	4.87%
Spliced US IMI/Telecommunication Services 25/50	4.37
Telecommunication Funds Average	2.85
Telecommunication Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Utilities Index Fund ETF Shares Net Asset Value	7.89%
Spliced US IMI/Utilities 25/50	8.05
Utility Funds Average	5.44

Utility Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
For a benchmark description, see the Glossary.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-
end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios
Your Fund Compared With Its Peer Group

	ETF	Admiral	Peer Group
	Shares	Shares	Average
Consumer Discretionary Index Fund	0.10%	0.10%	1.36%
Consumer Staples Index Fund	0.10	0.10	1.41
Energy Index Fund	0.10	0.10	1.66
Financials Index Fund	0.10	0.10	1.53
Health Care Index Fund	0.10	0.10	1.39
Industrials Index Fund	0.10	0.10	1.32
Information Technology Index Fund	0.10	0.10	1.48
Materials Index Fund	0.10	0.10	1.24
Telecommunication Services Index Fund	0.10	0.10	1.49
Utilities Index Fund	0.10	0.10	1.25

The fund expense ratios shown are from the prospectus dated December 22, 2016, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2017, the fund expense ratios were: for the Consumer Discretionary Index Fund, 0.10% for ETF
Shares and 0.10% for Admiral Shares; for the Consumer Staples Index Fund, 0.10% for ETF Shares and 0.10% for Admiral Shares; for the
Energy Index Fund, 0.10% for ETF Shares and 0.10% for Admiral Shares; for the Financials Index Fund, 0.10% for ETF Shares and 0.10%
for Admiral Shares; for the Health Care Index Fund, 0.10% for ETF Shares and 0.10% for Admiral Shares; for the Industrials Index Fund,
0.10% for ETF Shares and 0.10% for Admiral Shares; for the Information Technology Index Fund, 0.10% for ETF Shares and 0.10% for
Admiral Shares; for the Materials Index Fund, 0.10% for ETF Shares and 0.10% for Admiral Shares; for the Telecommunication Services
Index Fund, 0.10% for ETF Shares and 0.10% for Admiral Shares; for the Utilities Index Fund, 0.10% for ETF Shares and 0.10% for Admiral
Shares. Peer-group expense ratios are derived from data provided by Lipper, a Thomson Reuters Company, and capture information through year-end 2016.

Peer groups are: for the Consumer Discretionary Index Fund, Consumer Services Funds; for the Consumer Staples Index Fund, Consumer
Goods Funds; for the Energy Index Fund, Natural Resources Funds; for the Financials Index Fund, Financial Services Funds; for the Health
Care Index Fund, Health/Biotechnology Funds; for the Industrials Index Fund, Industrials Funds; for the Information Technology Index
Fund, Science and Technology Funds; for the Materials Index Fund, Basic Materials Funds; for the Telecommunication Services Index
Fund, Telecommunication Funds; for the Utilities Index Fund, Utility Funds.

Chairman’s Perspective

Bill McNabb

Chairman and Chief Executive Officer

Dear Shareholder,

Since mid-August we’ve been reaching out to you about the proposals put forth by the Vanguard funds that, if approved, will enable us to manage the funds more efficiently and effectively. As the November deadline for voting approaches, I’d like to offer some perspective on a few of the proposals that I believe are important to the way Vanguard operates and manages your investments. I hope you consider this information and promptly cast your ballot.

Your biggest advocate

The main driver for this proxy solicitation is to ask all our fund shareholders to elect a full slate of trustees who oversee each U.S.-based Vanguard mutual fund. These trustees serve an important role, making sure your funds are managed in your best interests. This includes monitoring fund performance, approving advisory agreements, and ensuring that we’re keeping your investment costs as low as possible. Simply put, they are your biggest advocate.

Each trustee brings a variety of skills and professional experiences that contribute to the board’s strength and diversity. Of the 12 nominees, nine currently serve on the board, and three are new. If elected, the new board would include ten independent members, meaning they have no affiliation with Vanguard or the funds apart from any investments they may choose to make as private individuals.

These are the proposed new trustees:

• Sarah Bloom Raskin is a former member of the Federal Reserve Board of Governors and former deputy secretary of the U.S. Treasury Department. She is an expert in cybersecurity—a critically important issue at Vanguard, as we place a premium on protecting clients’ assets and sensitive data.

• Deanna Mulligan is chief executive officer of The Guardian Life Insurance Company of America. It’s rare to find a CEO such as Deanna who leads a company with a mutual ownership structure similar to Vanguard’s.

Market Barometer
		Average Annual Total Returns
		Periods Ended August 31, 2017
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	16.16%	9.21%	14.37%
Russell 2000 Index (Small-caps)	14.91	7.67	13.15
Russell 3000 Index (Broad U.S. market)	16.06	9.08	14.27
FTSE All-World ex US Index (International)	18.74	2.80	7.76

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	0.49%	2.64%	2.19%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	0.88	3.40	3.23
Citigroup Three-Month U.S. Treasury Bill Index	0.58	0.25	0.16

CPI
Consumer Price Index	1.94%	1.06%	1.28%

• Tim Buckley is president and a director of Vanguard and will succeed me in January as CEO. (I’ll remain chairman for a period to be determined by the board.) I interviewed Tim when he applied for his first job here in 1991 and again when he was graduating from Harvard Business School. I was thrilled he picked Vanguard as a place to build his career, and I’ve been delighted to see him take on several leadership positions, including as head of our Retail Investor Group, chief information officer, and chief investment officer. I can think of no one better prepared to succeed me.

Vanguard believes that diversity of thought, background, and experience, as well as diversity of personal characteristics, meaningfully contributes to the board’s ability to effectively serve shareholders. If Sarah and Deanna are elected, women will account for 40% of the board’s independent trustees.

I should note that even as Vanguard is nominating three new board members, we’re saying goodbye to trustee Rajiv Gupta. Rajiv was a legendary CEO of Rohm and Haas Co., and Vanguard and our clients have benefited greatly from his expertise. I wish him a happy retirement.

Summarizing the proposals

Among the trustees’ leading responsibilities is overseeing the funds’ internal and external investment advisory agreements. The trustees, in consultation with our Global Investment Committee and our Portfolio Review Department, choose the investment advisors that manage client assets. Over decades, we have built a strong track record of picking advisors whose portfolio management strategies have served clients well.

Two proposals in the proxy focus on this oversight responsibility. Shareholders of 48 Vanguard funds have already voted to allow the board to make external advisor changes without obtaining prior shareholder approval. The new proposals would extend that policy across our entire U.S.-based fund lineup and expand it to include internal advisory agreements with Vanguard subsidiaries. Eliminating the need for shareholder approval removes a step that is costly and time-consuming if done frequently or on an individual fund basis. Although there are no current plans to employ the policy on any Vanguard-managed funds, standardizing it enables the trustees to retain an advisory firm to diversify a fund’s management team or ensure management continuity should a contingency arise.

I also encourage shareholders of several specific Vanguard index funds to read the proxy proposals that affect those funds. One proposal would change the investment objective of Vanguard REIT Index Fund and Vanguard Variable Insurance Fund REIT Index Portfolio to include real estate-related securities, aligning the funds with updated industry-sector classification methodology. Another proposal seeks to change the diversification status of the REIT Index Fund to enable it to better track its benchmark. Finally, we seek your approval of the Funds’ Service Agreement for Vanguard Institutional Index Fund and Vanguard Institutional Total Stock Market Index Fund. If approved, this arrangement would then be standardized across Vanguard’s entire publicly available U.S. mutual fund lineup. It should also reduce costs and minimum initial investment requirements in select share classes.

At the ballot box

We hope you’ll make it a priority to cast your ballot. We want to avoid the added time and cost of soliciting sufficient votes should we not obtain a quorum by the shareholder meeting on November 15, when voting concludes. Ultimately, we believe the proposals I’ve discussed are in your best interest as Vanguard fund shareholders, and the trustees recommend that you vote in favor of them. For more information, visit vanguard.com and enter the search term “proxy.”

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III

Chairman and Chief Executive Officer

September 14, 2017

Consumer Discretionary Index Fund

Fund Profile
As of August 31, 2017

Share-Class Characteristics
	ETF	Admiral
	Shares	Shares
Ticker Symbol	VCR	VCDAX
Expense Ratio[1]	0.10%	0.10%
30-Day SEC Yield	1.35%	1.36%

Portfolio Characteristics
		MSCI
		US IMI/
		Consumer	MSCI
Discretionary			US IMI/
	Fund	25/50	2500
Number of Stocks	375	375	2,482
Median Market Cap $61.9B		$61.9B	$63.1B
Price/Earnings Ratio 22.3x		22.3x	22.0x
Price/Book Ratio	4.1x	4.1x	2.9x
Return on Equity	17.2%	17.2%	15.1%
Earnings Growth Rate 13.2%		13.2%	9.4%
Dividend Yield	1.4%	1.4%	1.8%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	6.0%	—	—-
Short-Term Reserves	0.0%	—-	—-

Volatility Measures
	MSCI US
	IMI/Consumer
	Discretionary	MSCI US
	25/50	IMI/2500
R-Squared	1.00	0.84
Beta	1.00	1.04
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Subindustry Diversification
(% of equity exposure)

Advertising	0.8%
Apparel Retail	3.4
Apparel, Accessories & Luxury Goods	2.6
Auto Parts & Equipment	2.8
Automobile Manufacturers	4.5
Automotive Retail	2.1
Broadcasting	1.7
Cable & Satellite	11.3
Casinos & Gaming	2.0
Computer & Electronics Retail	0.6
Consumer Electronics	0.3
Department Stores	0.7
Distributors	0.9
Education Services	0.6
Footwear	2.5
General Merchandise Stores	2.3
Home Furnishings	0.8
Home Improvement Retail	7.6
Homebuilding	2.0
Homefurnishing Retail	0.5
Hotels, Resorts & Cruise Lines	4.2
Household Appliances	0.6
Housewares & Specialties	0.8
Internet & Direct Marketing Retail	19.3
Leisure Facilities	0.6
Leisure Products	1.0
Motorcycle Manufacturers	0.3
Movies & Entertainment	10.0
Publishing	0.6
Restaurants	9.7
Specialized Consumer Services	0.7
Specialty Stores	1.9
Tires & Rubber	0.3
Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.

Ten Largest Holdings (% of total net assets)

Amazon.com Inc.	Internet Retail	12.5%
Comcast Corp.	Cable & Satellite	6.0
Home Depot Inc.	Home Improvement Retail	5.6
Walt Disney Co.	Movies & Entertainment	5.0
McDonald’s Corp.	Restaurants	4.1
Priceline Group Inc. Internet & Direct
	Marketing Retail	2.8
Charter
Communications
Inc.	Cable & Satellite	2.7
Starbucks Corp.	Restaurants	2.5
Time Warner Inc.	Movies & Entertainment	2.5
Netflix Inc.	Internet & Direct
	Marketing Retail	2.4
Top Ten		46.1%
The holdings listed exclude any temporary cash investments and equity index products.

1 The expense ratios shown are from the prospectus dated December 22, 2016, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2017, the expense ratios were 0.10% for
ETF Shares and 0.10% for Admiral Shares.

Consumer Discretionary Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: August 31, 2007–August 31, 2017

Initial Investment of $10,000

		Average Annual Total Returns		Final Value
		Periods Ended August 31, 2017		of a $10,000
	One Year	Five Years	Ten Years	Investment
Consumer Discretionary Index Fund
ETF Shares Net Asset Value	13.81%	15.95%	10.49%	$27,114
Consumer Discretionary Index Fund
ETF Shares Market Price	13.79	15.93	10.51	27,174
Spliced US IMI/Consumer Discretionary 25/50	13.86	16.06	10.60	27,384
Consumer Services Funds Average	8.00	12.06	7.58	20,765
MSCI US IMI/2500	16.06	14.29	7.84	21,281
For a benchmark description, see the Glossary.
Consumer Services Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

				Final Value
				of a $100,000
	One Year	Five Years	Ten Years	Investment
Consumer Discretionary Index Fund Admiral Shares	13.81%	15.95%	10.48%	$270,960
Spliced US IMI/Consumer Discretionary 25/50	13.86	16.06	10.60	273,843
MSCI US IMI/2500	16.06	14.29	7.84	212,807

See Financial Highlights for dividend and capital gains information.

Consumer Discretionary Index Fund

Fiscal-Year Total Returns (%): August 31, 2007–August 31, 2017

For a benchmark description, see the Glossary.

Cumulative Returns: ETF Shares, August 31, 2007–August 31, 2017

	One Year	Five Years	Ten Years
Consumer Discretionary Index Fund ETF Shares Market Price	13.79%	109.44%	171.74%
Consumer Discretionary Index Fund ETF Shares Net Asset Value	13.81	109.60	171.14
Spliced US IMI/Consumer Discretionary 25/50	13.86	110.57	173.84

Average Annual Total Returns: Periods Ended June 30, 2017
This table presents total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception Date	One Year	Five Years	Ten Years
ETF Shares	1/26/2004
Market Price		18.24%	17.06%	9.90%
Net Asset Value		18.23	17.05	9.90
Admiral Shares	7/14/2005	18.23	17.06	9.89

See Financial Highlights for dividend and capital gains information.

Consumer Discretionary Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2017

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (99.9%)
Auto Components (3.1%)
	Delphi Automotive plc	201,303	19,406
	Lear Corp.	51,698	7,731
	BorgWarner Inc.	159,284	7,392
^	Autoliv Inc.	66,420	7,215
	Goodyear Tire & Rubber Co.	189,275	5,735
	Adient plc	70,300	4,969
	Gentex Corp.	215,956	3,946
*	Visteon Corp.	23,830	2,751
	Dana Inc.	108,706	2,617
	Tenneco Inc.	40,705	2,206
	LCI Industries	18,786	1,856
*	Dorman Products Inc.	23,276	1,546
*	Cooper-Standard Holdings
	Inc.	13,434	1,351
	Cooper Tire & Rubber Co.	39,838	1,339
*	Fox Factory Holding Corp.	26,630	1,065
*	American Axle &
	Manufacturing Holdings Inc.	62,451	912
*	Gentherm Inc.	27,289	850
	Standard Motor Products Inc.	15,204	670
*	Modine Manufacturing Co.	37,343	603
*	Motorcar Parts of America
	Inc.	13,885	365
	Tower International Inc.	14,926	335
*	Stoneridge Inc.	19,610	325
	Superior Industries
	International Inc.	17,168	251
			75,436
Automobiles (4.8%)
	General Motors Co.	1,020,943	37,305
^,*	Tesla Inc.	98,788	35,159
	Ford Motor Co.	2,792,990	30,807
	Harley-Davidson Inc.	131,562	6,185
	Thor Industries Inc.	39,491	4,290
	Winnebago Industries Inc.	22,442	811
			114,557
Distributors (0.9%)
	Genuine Parts Co.	110,780	9,176
*	LKQ Corp.	231,773	8,031
	Pool Corp.	31,165	3,107
	Core-Mark Holding Co. Inc.	34,887	944
			21,258
Diversified Consumer Services (1.3%)
	Service Corp. International	141,196	4,990
*	ServiceMaster Global
	Holdings Inc.	100,835	4,751
	H&R Block Inc.	155,288	4,152
*	Bright Horizons Family
	Solutions Inc.	36,071	2,883
*	Grand Canyon Education
	Inc.	34,269	2,812
	Graham Holdings Co.
	Class B	3,482	2,045
*	Adtalem Global Education
	Inc.	44,781	1,531
*	Sotheby’s	27,685	1,242

			Market
			Value•
		Shares	($000)
*	Weight Watchers
	International Inc.	21,782	1,020
*	Chegg Inc.	67,480	958
*	Houghton Mifflin
	Harcourt Co.	77,941	795
	Strayer Education Inc.	8,050	644
	Capella Education Co.	8,647	582
*	Career Education Corp.	48,484	466
*	K12 Inc.	25,743	461
*	Regis Corp.	26,738	355
	Carriage Services Inc.
	Class A	11,092	272
*	American Public
	Education Inc.	12,065	223
*	Bridgepoint Education Inc.	12,924	114
			30,296
Hotels, Restaurants & Leisure (16.5%)
	McDonald’s Corp.	612,622	98,001
	Starbucks Corp.	1,088,476	59,714
	Marriott International Inc.
	Class A	242,009	25,067
	Yum! Brands Inc.	248,651	19,101
	Las Vegas Sands Corp.	297,817	18,527
	Carnival Corp.	261,864	18,194
	Royal Caribbean Cruises
	Ltd.	129,361	16,100
	MGM Resorts International 345,690		11,394
	Hilton Worldwide Holdings
	Inc.	148,352	9,544
	Wynn Resorts Ltd.	61,631	8,566
*	Norwegian Cruise Line
	Holdings Ltd.	137,278	8,163
	Wyndham Worldwide
	Corp.	78,521	7,827
	Darden Restaurants Inc.	93,467	7,673
	Aramark	183,493	7,466
	Vail Resorts Inc.	30,063	6,853
	Domino’s Pizza Inc.	36,153	6,589
*	Chipotle Mexican Grill Inc.
	Class A	19,365	6,133
	Dunkin’ Brands Group Inc.	69,324	3,574
	Six Flags Entertainment
	Corp.	54,413	2,969
	Extended Stay America Inc. 144,928		2,839
	Texas Roadhouse Inc.
	Class A	50,729	2,407
	ILG Inc.	84,343	2,227
	Wendy’s Co.	147,538	2,201
	Cracker Barrel Old Country
	Store Inc.	14,522	2,159
	Jack in the Box Inc.	22,033	2,063
	Churchill Downs Inc.	10,518	2,055
	Marriott Vacations
	Worldwide Corp.	17,420	2,027
*	Hyatt Hotels Corp. Class A	33,864	2,015
*	Hilton Grand Vacations Inc.	51,806	1,878
*	Dave & Buster’s
	Entertainment Inc.	31,666	1,851

			Market
			Value•
		Shares	($000)
	Choice Hotels International
	Inc.	27,645	1,715
	Boyd Gaming Corp.	63,860	1,689
	Papa John’s International Inc.	20,799	1,556
*	Penn National Gaming Inc.	64,387	1,429
	Cheesecake Factory Inc.	34,334	1,423
*	Scientific Games Corp.
	Class A	39,654	1,396
	Planet Fitness Inc. Class A	54,445	1,381
	Bloomin’ Brands Inc.	75,328	1,281
*	Buffalo Wild Wings Inc.	11,513	1,183
	Red Rock Resorts Inc.
	Class A	50,999	1,153
	Brinker International Inc.	36,854	1,151
	Bob Evans Farms Inc.	14,016	964
*	La Quinta Holdings Inc.	60,935	963
*	Eldorado Resorts Inc.	37,434	861
	ClubCorp Holdings Inc.	49,436	841
*	Belmond Ltd. Class A	64,403	821
*	Pinnacle Entertainment Inc.	41,026	800
^	Sonic Corp.	31,880	746
	Wingstop Inc.	21,881	709
	International Speedway
	Corp. Class A	19,146	683
^	SeaWorld Entertainment
	Inc.	50,688	658
*	Denny’s Corp.	52,686	630
*	Red Robin Gourmet
	Burgers Inc.	9,588	547
	DineEquity Inc.	12,863	511
*	Shake Shack Inc. Class A	15,496	479
	Ruth’s Hospitality Group
	Inc.	22,525	440
*	Caesars Entertainment Corp.	37,952	440
*	BJ’s Restaurants Inc.	13,728	413
*	Del Taco Restaurants Inc.	26,057	367
	Marcus Corp.	13,454	335
*	Fiesta Restaurant Group Inc.	18,953	330
*	Carrols Restaurant Group Inc.	25,630	279
*	Chuy’s Holdings Inc.	12,524	236
*	Del Frisco’s Restaurant
	Group Inc.	16,364	229
*	Biglari Holdings Inc.	767	228
*	Potbelly Corp.	17,871	215
	Speedway Motorsports Inc.	9,485	197
*	El Pollo Loco Holdings Inc.	17,085	194
*	Lindblad Expeditions
	Holdings Inc.	17,182	191
*	Habit Restaurants Inc.
	Class A	14,319	186
*	Bojangles’ Inc.	13,691	183
*	Zoe’s Kitchen Inc.	13,828	178
*	Fogo De Chao Inc.	8,449	107
*	Ruby Tuesday Inc.	43,810	94
^,*	Noodles & Co. Class A	9,318	36
			395,625
Household Durables (4.5%)
	Newell Brands Inc.	363,157	17,533
*	Mohawk Industries Inc.	47,491	12,021
	DR Horton Inc.	268,268	9,698
	Whirlpool Corp.	55,514	9,527
	Lennar Corp. Class A	152,760	7,907
*	NVR Inc.	2,680	7,292
	PulteGroup Inc.	213,420	5,511
	Garmin Ltd.	91,834	4,729
	Leggett & Platt Inc.	99,400	4,569

Consumer Discretionary Index Fund

			Market
			Value•
		Shares	($000)
	Toll Brothers Inc.	116,199	4,527
	Tupperware Brands Corp.	38,130	2,207
*	Tempur Sealy International
	Inc.	34,464	2,133
	CalAtlantic Group Inc.	58,861	2,045
*	iRobot Corp.	20,658	1,971
*	Helen of Troy Ltd.	20,361	1,839
*	TopBuild Corp.	27,803	1,650
*	TRI Pointe Group Inc.	119,366	1,521
	KB Home	57,593	1,233
*	Meritage Homes Corp.	28,497	1,160
*	Taylor Morrison Home Corp.
	Class A	54,117	1,094
*	Installed Building Products
	Inc.	16,611	958
	MDC Holdings Inc.	28,736	898
	La-Z-Boy Inc.	36,352	867
*	Cavco Industries Inc.	6,350	854
^,*	GoPro Inc. Class A	76,532	705
*	Universal Electronics Inc.	10,828	634
*	LGI Homes Inc.	13,885	591
	Ethan Allen Interiors Inc.	19,611	574
*	M/I Homes Inc.	18,500	455
^,*	William Lyon Homes
	Class A	18,592	446
*	Beazer Homes USA Inc.	23,252	347
*	Century Communities Inc.	13,942	314
*	PICO Holdings Inc.	17,201	280
	NACCO Industries Inc.
	Class A	2,253	163
*	Hovnanian Enterprises Inc.
	Class A	84,429	154
	Libbey Inc.	16,300	133
*	Green Brick Partners Inc.	10,945	103
			108,643
Internet & Direct Marketing Retail (19.3%)
*	Amazon.com Inc.	305,398	299,473
*	Priceline Group Inc.	36,942	68,420
*	Netflix Inc.	324,063	56,617
	Expedia Inc.	93,472	13,868
*	Liberty Interactive Corp.
	QVC Group Class A	316,786	7,007
*	Liberty Ventures Class A	61,037	3,757
*	TripAdvisor Inc.	86,799	3,709
*	Liberty Expedia Holdings
	Inc. Class A	40,892	2,236
*	Wayfair Inc.	27,273	1,937
*	Groupon Inc. Class A	314,089	1,395
	Nutrisystem Inc.	22,480	1,221
*	Shutterfly Inc.	22,553	1,028
	HSN Inc.	25,872	949
*	Liberty TripAdvisor
	Holdings Inc. Class A	53,818	718
	PetMed Express Inc.	15,292	555
^,*	Duluth Holdings Inc.	13,970	274
*	Overstock.com Inc.	12,399	272
*	FTD Cos. Inc.	12,720	170
*	1-800-Flowers.com Inc.
	Class A	18,872	170
*	Lands’ End Inc.	9,459	115
			463,891
Leisure Products (1.0%)
	Hasbro Inc.	84,636	8,316
^	Polaris Industries Inc.	45,018	4,197
	Mattel Inc.	257,573	4,178
	Brunswick Corp.	67,206	3,527
	Callaway Golf Co.	70,500	983
*	Vista Outdoor Inc.	42,483	871
*	American Outdoor Brands
	Corp.	41,586	679
	Sturm Ruger & Co. Inc.	13,413	614

			Market
			Value•
		Shares	($000)
*	Nautilus Inc.	22,892	374
	Acushnet Holdings Corp.	16,572	272
			24,011
Media (24.4%)
	Comcast Corp. Class A	3,558,142	144,496
	Walt Disney Co.	1,176,219	119,033
*	Charter Communications
	Inc. Class A	162,128	64,615
	Time Warner Inc.	583,026	58,944
	Twenty-First Century Fox
	Inc. Class A	791,066	21,826
	CBS Corp. Class B	276,795	17,731
*	Liberty Global plc	434,840	14,363
	Omnicom Group Inc.	174,917	12,660
*	DISH Network Corp.
	Class A	171,009	9,797
	Twenty-First Century Fox
	Inc.	330,183	8,948
*	Liberty Broadband Corp.	80,562	8,179
	Viacom Inc. Class B	264,857	7,575
^	Sirius XM Holdings Inc.	1,227,198	7,056
*	Liberty Media Corp-Liberty
	SiriusXM	134,188	5,986
	Interpublic Group of Cos.
	Inc.	297,015	5,982
	Scripps Networks
	Interactive Inc. Class A	64,965	5,564
*	Liberty Global plc Class A	160,336	5,451
	News Corp. Class A	373,541	4,994
*	Liberty Media Corp-Liberty
	Formula One	126,474	4,970
*	Live Nation Entertainment
	Inc.	100,547	4,018
*	Discovery Communications
	Inc.	160,137	3,364
*	Liberty Media Corp-Liberty
	SiriusXM	69,410	3,103
*	Madison Square Garden
	Co. Class A	14,283	3,035
	Cinemark Holdings Inc.	78,682	2,619
*	Discovery Communications
	Inc. Class A	115,613	2,568
*	AMC Networks Inc. Class A	41,352	2,513
	Cable One Inc.	3,228	2,449
*	Liberty Global PLC LiLAC	90,711	2,339
	Tribune Media Co. Class A	55,319	2,217
*	Lions Gate Entertainment
	Corp. Class B	76,269	2,141
	Nexstar Media Group Inc.
	Class A	33,730	2,031
*	Liberty Broadband Corp.
	Class A	19,834	2,012
	TEGNA Inc.	152,945	1,930
	John Wiley & Sons Inc.
	Class A	34,454	1,859
	New York Times Co.
	Class A	96,753	1,804
	Sinclair Broadcast Group
	Inc. Class A	57,914	1,752
	Meredith Corp.	29,522	1,605
	Regal Entertainment Group
	Class A	84,975	1,255
	Lions Gate Entertainment
	Corp. Class A	39,358	1,170
*	MSG Networks Inc.	46,295	993
	Time Inc.	74,802	984
*	Liberty Global PLC LiLAC
	Class A	35,474	923
	Scholastic Corp.	22,538	889
*	IMAX Corp.	44,656	833
*	EW Scripps Co. Class A	39,403	705

			Market
			Value•
		Shares	($000)
*	Gray Television Inc.	49,046	701
	Gannett Co. Inc.	82,321	699
*	Liberty Media Corp-Liberty
	Formula One Class A	17,419	661
*	Liberty Media Corp-Liberty
	Braves	25,298	619
	World Wrestling
	Entertainment Inc. Class A	27,084	590
	New Media Investment
	Group Inc.	39,914	550
^	AMC Entertainment
	Holdings Inc. Class A	38,330	514
*	MDC Partners Inc. Class A	42,884	437
*	Loral Space &
	Communications Inc.	9,505	432
	Entravision Communications
	Corp. Class A	48,786	271
	National CineMedia Inc.	46,698	253
*	Liberty Media Corp-Liberty
	Braves	7,650	187
	Entercom Communications
	Corp. Class A	17,174	177
*	tronc Inc.	11,663	169
*	Hemisphere Media Group
	Inc. Class A	12,773	165
*	Global Eagle Entertainment
	Inc.	38,135	118
	News Corp. Class B	3,542	49
			585,873
Multiline Retail (2.9%)
	Target Corp.	393,882	21,478
	Dollar General Corp.	206,049	14,951
*	Dollar Tree Inc.	177,976	14,174
	Kohl’s Corp.	129,500	5,152
	Macy’s Inc.	228,956	4,755
	Nordstrom Inc.	93,609	4,177
	Big Lots Inc.	33,681	1,603
*	Ollie’s Bargain Outlet
	Holdings Inc.	36,741	1,538
^,*	JC Penney Co. Inc.	233,390	903
	Dillard’s Inc. Class A	12,200	742
^,*	Sears Holdings Corp.	19,046	156
^	Fred’s Inc. Class A	26,225	155
^,*	Tuesday Morning Corp.	33,703	76
			69,860
Other (0.0%)
*,1 Media General Inc. CVR		69,182	3

Specialty Retail (16.0%)
	Home Depot Inc.	898,601	134,673
	Lowe’s Cos. Inc.	641,119	47,372
	TJX Cos. Inc.	483,519	34,958
	Ross Stores Inc.	294,809	17,232
*	O’Reilly Automotive Inc.	68,402	13,416
	Best Buy Co. Inc.	207,959	11,284
*	AutoZone Inc.	21,161	11,182
*	Ulta Beauty Inc.	44,298	9,790
*	CarMax Inc.	139,197	9,347
	Tiffany & Co.	93,726	8,567
	L Brands Inc.	181,679	6,580
	Tractor Supply Co.	96,581	5,748
	Advance Auto Parts Inc.	55,544	5,438
	Staples Inc.	491,032	5,016
*	Burlington Stores Inc.	52,435	4,569
	Gap Inc.	178,559	4,218
	Foot Locker Inc.	98,564	3,472
	Bed Bath & Beyond Inc.	108,260	2,987
^	Signet Jewelers Ltd.	46,235	2,916
^	Williams-Sonoma Inc.	61,982	2,851
^,*	AutoNation Inc.	49,519	2,247
	Aaron’s Inc.	47,746	2,114

Consumer Discretionary Index Fund

			Market
			Value•
		Shares	($000)
*	Michaels Cos. Inc.	92,186	2,070
*	Five Below Inc.	41,475	1,973
*	Cabela’s Inc.	36,315	1,950
	Lithia Motors Inc. Class A	17,892	1,932
*	Sally Beauty Holdings Inc.	103,284	1,920
	Dick’s Sporting Goods Inc.	65,700	1,732
*	Murphy USA Inc.	26,355	1,699
	Office Depot Inc.	388,284	1,666
	American Eagle Outfitters
	Inc.	126,357	1,510
	Children’s Place Inc.	13,249	1,406
	GameStop Corp. Class A	75,915	1,404
*	Urban Outfitters Inc.	61,272	1,252
	Penske Automotive Group
	Inc.	29,171	1,236
	Monro Inc.	24,350	1,161
*	RH	23,623	1,105
*	Select Comfort Corp.	31,282	924
	Group 1 Automotive Inc.	15,144	909
	DSW Inc. Class A	48,469	898
	Caleres Inc.	32,451	875
*	Lumber Liquidators
	Holdings Inc.	21,073	791
*	Asbury Automotive Group
	Inc.	14,148	762
	Chico’s FAS Inc.	96,335	740
	Guess? Inc.	46,833	730
	Abercrombie & Fitch Co.	50,043	638
	Camping World Holdings
	Inc. Class A	16,611	610
	Rent-A-Center Inc.	39,624	479
	GNC Holdings Inc. Class A	50,731	421
	Tailored Brands Inc.	32,355	382
*	Express Inc.	58,485	373
	Tile Shop Holdings Inc.	24,682	371
	Sonic Automotive Inc.
	Class A	19,528	353
	Barnes & Noble Inc.	42,906	332
*	At Home Group Inc.	13,497	331
*	Genesco Inc.	15,161	321
	Haverty Furniture Cos. Inc.	13,546	318
*	Party City Holdco Inc.	22,547	314
*	MarineMax Inc.	19,089	308
^	Buckle Inc.	21,601	306
^,*	Conn’s Inc.	14,966	260
	Winmark Corp.	1,905	251
	Finish Line Inc. Class A	29,858	249
	Cato Corp. Class A	18,496	243
*	Ascena Retail Group Inc.	115,056	235
	Pier 1 Imports Inc.	55,657	233
*	America’s Car-Mart Inc.	5,686	218
*	Francesca’s Holdings Corp.	27,937	203
*	Hibbett Sports Inc.	16,256	200
	Shoe Carnival Inc.	9,009	181
*	Zumiez Inc.	13,682	170
*	Barnes & Noble Education
	Inc.	27,354	142
*	Kirkland’s Inc.	11,381	131

			Market
			Value•
		Shares	($000)
*	Sportsman’s Warehouse
	Holdings Inc.	28,098	117
*	Vitamin Shoppe Inc.	16,380	88
*	Boot Barn Holdings Inc.	10,582	86
*	Container Store Group Inc.	12,711	52
^	Stage Stores Inc.	21,513	39
^	Stein Mart Inc.	22,955	29
			385,606
Textiles, Apparel & Luxury Goods (5.2%)
	NIKE Inc. Class B	993,419	52,462
	VF Corp.	255,816	16,083
	Coach Inc.	211,359	8,814
	PVH Corp.	58,620	7,380
	Hanesbrands Inc.	273,696	6,640
*	Michael Kors Holdings Ltd.	117,126	4,945
*	Lululemon Athletica Inc.	77,079	4,436
	Ralph Lauren Corp. Class A	41,384	3,637
	Carter’s Inc.	36,374	3,154
*	Skechers U.S.A. Inc.
	Class A	100,580	2,658
^,*	Under Armour Inc. Class A	138,843	2,242
^,*	Under Armour Inc.	141,337	2,134
	Wolverine World Wide Inc.	72,762	1,914
*	Steven Madden Ltd.	40,135	1,702
*	Deckers Outdoor Corp.	23,880	1,526
	Columbia Sportswear Co.	20,973	1,201
*	G-III Apparel Group Ltd.	32,708	899
	Oxford Industries Inc.	11,462	663
*	Crocs Inc.	55,757	498
*	Unifi Inc.	11,481	357
	Movado Group Inc.	11,338	315
*	Fossil Group Inc.	31,792	263
	Culp Inc.	8,264	240
*	Iconix Brand Group Inc.	35,974	201
*	Vera Bradley Inc.	14,129	128
*	Sequential Brands Group
	Inc.	30,222	92
			124,584
Total Common Stocks
(Cost $2,138,892)			2,399,643
Temporary Cash Investment (1.0%)
Money Market Fund (1.0%)
[2,3] Vanguard Market
	Liquidity Fund, 1.224%
	(Cost $22,813)	228,114	22,816
Total Investments (100.9%)
(Cost $2,161,705)			2,422,459

Amount
($000)
Other Assets and Liabilities (-0.9%)
Other Assets
Investment in Vanguard	157
Receivables for Investment Securities Sold 11,831
Receivables for Accrued Income	3,458
Receivables for Capital Shares Issued	54
Total Other Assets	15,500
Liabilities
Payables for Investment Securities
Purchased	(11,428)
Collateral for Securities on Loan	(22,812)
Payables for Capital Shares Redeemed	(50)
Payables to Vanguard	(824)
Other Liabilities	(1,269)
Total Liabilities	(36,383)
Net Assets (100%)	2,401,576

At August 31, 2017, net assets consisted of:
Amount
($000)
Paid-in Capital	2,182,649
Undistributed Net Investment Income	6,218
Accumulated Net Realized Losses	(48,045)
Unrealized Appreciation (Depreciation)	260,754
Net Assets	2,401,576

ETF Shares—Net Assets
Applicable to 15,506,029 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	2,197,755
Net Asset Value Per Share—
ETF Shares	$141.74

Admiral Shares—Net Assets
Applicable to 2,778,228 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	203,821
Net Asset Value Per Share—
Admiral Shares	$73.36

• See Note A in Notes to Financial Statements.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $22,175,000.
* Non-income-producing security.
1 Security value determined using significant unobservable inputs.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate
shown is the 7-day yield.
3 Includes $22,812,000 of collateral received for securities on loan.
CVR—Contingent Value Rights.

See accompanying Notes, which are an integral part of the Financial Statements.

Consumer Discretionary Index Fund

Statement of Operations

Year Ended
August 31, 2017
($000)
Investment Income
Income
Dividends	36,429
Interest[1]	6
Securities Lending—Net	955
Total Income	37,390
Expenses
The Vanguard Group—Note B
Investment Advisory Services	465
Management and Administrative—
ETF Shares	1,329
Management and Administrative—
Admiral Shares	119
Marketing and Distribution—
ETF Shares	124
Marketing and Distribution—
Admiral Shares	19
Custodian Fees	29
Auditing Fees	34
Shareholders’ Reports and Proxy—
ETF Shares	175
Shareholders’ Reports and Proxy—
Admiral Shares	7
Trustees’ Fees and Expenses	2
Total Expenses	2,303
Net Investment Income	35,087
Realized Net Gain (Loss)
Investment Securities Sold[1]	66,131
Futures Contracts	(4)
Realized Net Gain (Loss)	66,127
Change in Unrealized Appreciation
(Depreciation)
Investment Securities	188,129
Futures Contracts	10
Change in Unrealized Appreciation
(Depreciation)	188,139
Net Increase (Decrease) in Net Assets
Resulting from Operations	289,353
1 Interest income and realized net gain (loss) from an affiliated company of the fund were $6,000 and $1,000, respectively.

Statement of Changes in Net Assets

	Year Ended August 31,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	35,087	31,588
Realized Net Gain (Loss)	66,127	104,493
Change in Unrealized Appreciation (Depreciation)	188,139	(20,586)
Net Increase (Decrease) in Net Assets Resulting from Operations	289,353	115,495
Distributions
Net Investment Income
ETF Shares	(31,760)	(38,225)
Admiral Shares	(2,806)	(3,309)
Realized Capital Gain
ETF Shares	—	—
Admiral Shares	—	—
Total Distributions	(34,566)	(41,534)
Capital Share Transactions
ETF Shares	38,353	15,097
Admiral Shares	13,567	24,861
Net Increase (Decrease) from Capital Share Transactions	51,920	39,958
Total Increase (Decrease)	306,707	113,919
Net Assets
Beginning of Period	2,094,869	1,980,950
End of Period[1]	2,401,576	2,094,869
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $6,218,000 and $5,697,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Consumer Discretionary Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$126.45	$120.80	$111.79	$93.38	$72.65
Investment Operations
Net Investment Income	2.068[1]	1.875	1.542	1.251	1.111
Net Realized and Unrealized Gain (Loss)
on Investments	15.248	6.259	8.900	18.072	20.771
Total from Investment Operations	17.316	8.134	10.442	19.323	21.882
Distributions
Dividends from Net Investment Income	(2.026)	(2.484)	(1.432)	(.913)	(1.152)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(2.026)	(2.484)	(1.432)	(.913)	(1.152)
Net Asset Value, End of Period	$141.74	$126.45	$120.80	$111.79	$93.38

Total Return	13.81%	6.84%	9.41%	20.75%	30.47%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,198	$1,926	$1,842	$1,298	$1,018
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.10%	0.12%	0.14%
Ratio of Net Investment Income to
Average Net Assets	1.53%	1.54%	1.31%	1.26%	1.44%
Portfolio Turnover Rate[2]	6%	7%	6%	7%	6%

1 Calculated based on average shares outstanding.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

Admiral Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$65.45	$62.53	$57.87	$48.34	$37.62
Investment Operations
Net Investment Income	1.071[1]	.971	.805	.648	.579
Net Realized and Unrealized Gain (Loss)
on Investments	7.890	3.239	4.595	9.361	10.741
Total from Investment Operations	8.961	4.210	5.400	10.009	11.320
Distributions
Dividends from Net Investment Income	(1.051)	(1.290)	(.740)	(.479)	(.600)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.051)	(1.290)	(.740)	(.479)	(.600)
Net Asset Value, End of Period	$73.36	$65.45	$62.53	$57.87	$48.34

Total Return [2]	13.81%	6.83%	9.43%	20.77%	30.45%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$204	$169	$139	$83	$63
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.09%	0.12%	0.14%
Ratio of Net Investment Income to
Average Net Assets	1.53%	1.54%	1.32%	1.26%	1.44%
Portfolio Turnover Rate[3]	6%	7%	6%	7%	6%

1 Calculated based on average shares outstanding.
2 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Consumer Discretionary Index Fund

Notes to Financial Statements

Vanguard Consumer Discretionary Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Admiral Shares. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended August 31, 2017, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period. The fund had no open futures contracts at August 31, 2017.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2014–2017), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets

Consumer Discretionary Index Fund

for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2017, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and the proxy. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2017, the fund had contributed to Vanguard capital in the amount of $157,000, representing 0.01% of the fund’s net assets and 0.06% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted
on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments as of August 31, 2017, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	2,399,640	—	3
Temporary Cash Investments	22,816	—	—
Total	2,422,456	—	3

Consumer Discretionary Index Fund

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended August 31, 2017, the fund realized $80,488,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at August 31, 2017, the fund had $6,924,000 of ordinary income available for distribution. At August 31, 2017, the fund had available capital losses totaling $48,045,000 to offset future net capital gains. Of this amount, $8,767,000 is subject to expiration dates; $7,274,000 may be used to offset future net capital gains through August 31, 2018, and $1,493,000 through August 31, 2019. Capital losses of $39,278,000 realized beginning in fiscal 2012 may be carried forward indefinitely under the Regulated Investment Company Modernization Act of 2010, but must be used before any expiring loss carryforwards.

At August 31, 2017, the cost of investment securities for tax purposes was $2,161,705,000. Net unrealized appreciation of investment securities for tax purposes was $260,754,000, consisting of unrealized gains of $462,756,000 on securities that had risen in value since their purchase and $202,002,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended August 31, 2017, the fund purchased $453,842,000 of investment securities and sold $400,258,000 of investment securities, other than temporary cash investments. Purchases and sales include $272,889,000 and $266,441,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

F. Capital share transactions for each class of shares were:
			Year Ended August 31,
		2017		2016
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued	306,903	2,278	526,973	4,227
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(268,550)	(2,000)	(511,876)	(4,250)
Net Increase (Decrease)—ETF Shares	38,353	278	15,097	(23)
Admiral Shares
Issued	78,882	1,127	129,244	2,037
Issued in Lieu of Cash Distributions	2,502	36	2,970	47
Redeemed	(67,817)	(972)	(107,353)	(1,715)
Net Increase (Decrease)—Admiral Shares	13,567	191	24,861	369

G. Management has determined that no material events or transactions occurred subsequent to August 31, 2017, that would require recognition or disclosure in these financial statements.

Consumer Staples Index Fund

Fund Profile
As of August 31, 2017

Share-Class Characteristics
	ETF	Admiral
	Shares	Shares
Ticker Symbol	VDC	VCSAX
Expense Ratio[1]	0.10%	0.10%
30-Day SEC Yield	2.52%	2.52%

Portfolio Characteristics
		MSCI
		US IMI/
		Consumer	MSCI
		Staples	US IMI/
	Fund	25/50	2500
Number of Stocks	101	101	2,482
Median Market Cap $98.4B		$98.4B	$63.1B
Price/Earnings Ratio	21.6x	21.5x	22.0x
Price/Book Ratio	4.1x	4.1x	2.9x
Return on Equity	21.5%	21.5%	15.1%
Earnings Growth Rate	3.7%	3.6%	9.4%
Dividend Yield	2.54%	2.54%	1.84%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	5%	—	—
Short-Term Reserves	0.0%	—	—

Volatility Measures
	MSCI US
	IMI/Consumer	MSCI US
	Staples 25/50	IMI/2500
R-Squared	1.00	0.34
Beta	1.00	0.53
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Subindustry Diversification
(% of equity exposure)

Agricultural Products	2.8%
Brewers	1.0
Distillers & Vintners	2.5
Drug Retail	8.0
Food Distributors	2.1
Food Retail	1.7
Household Products	19.7
Hypermarkets & Super Centers	8.1
Packaged Foods & Meats	16.8
Personal Products	3.0
Soft Drinks	19.3
Tobacco	15.0
Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.

Ten Largest Holdings (% of total net assets)

Procter
& Gamble Co.	Household Products	11.7%
Coca-Cola Co.	Soft Drinks	9.1
Philip Morris
International Inc.	Tobacco	8.9
PepsiCo Inc.	Soft Drinks	8.0
Altria Group Inc.	Tobacco	5.9
Wal-Mart	Hypermarkets &
Stores Inc.	Super Centers	4.5
CVS Health Corp.	Drug Retail	4.0
Walgreens Boots
Alliance Inc.	Drug Retail	3.8
Costco Wholesale	Hypermarkets &
Corp.	Super Centers	3.5
Mondelez
International Inc.	Packaged Foods & Meats	3.3
Top Ten		62.7%
The holdings listed exclude any temporary cash investments and equity index products.

1 The expense ratios shown are from the prospectus dated December 22, 2016, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2017, the expense ratios were 0.10% for
ETF Shares and 0.10% for Admiral Shares.

Consumer Staples Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: August 31, 2007–August 31, 2017

Initial Investment of $10,000

		Average Annual Total Returns		Final Value
		Periods Ended August 31, 2017		of a $10,000
	One Year	Five Years	Ten Years	Investment
Consumer Staples Index Fund
ETF Shares Net Asset Value	2.83%	12.18%	10.27%	$26,571
Consumer Staples Index Fund
ETF Shares Market Price	2.83	12.16	10.28	26,615
Spliced US IMI/Consumer Staples 25/50	2.90	12.30	10.40	26,905
Consumer Goods Funds Average	7.45	11.32	8.79	23,223
MSCI US IMI/2500	16.06	14.29	7.84	21,281
For a benchmark description, see the Glossary.
Consumer Goods Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

				Final Value
				of a $100,000
	One Year	Five Years	Ten Years	Investment
Consumer Staples Index Fund Admiral Shares	2.81%	12.19%	10.27%	$265,705
Spliced US IMI/Consumer Staples 25/50	2.90	12.30	10.40	269,054
MSCI US IMI/2500	16.06	14.29	7.84	212,807

See Financial Highlights for dividend and capital gains information.

Consumer Staples Index Fund

Fiscal-Year Total Returns (%): August 31, 2007–August 31, 2017

For a benchmark description, see the Glossary.

Cumulative Returns: ETF Shares, August 31, 2007–August 31, 2017

	One Year	Five Years	Ten Years
Consumer Staples Index Fund ETF Shares Market Price	2.83%	77.50%	166.15%
Consumer Staples Index Fund ETF Shares Net Asset Value	2.83	77.63	165.71
Spliced US IMI/Consumer Staples 25/50	2.90	78.61	169.05

Average Annual Total Returns: Periods Ended June 30, 2017
This table presents total returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception Date	One Year	Five Years	Ten Years
ETF Shares	1/26/2004
Market Price		2.60%	12.80%	10.33%
Net Asset Value		2.57	12.78	10.32
Admiral Shares	1/30/2004	2.56	12.79	10.31

See Financial Highlights for dividend and capital gains information.

Consumer Staples Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2017

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (100.0%)
Beverages (22.8%)
	Coca-Cola Co.	8,988,190	409,412
	PepsiCo Inc.	3,145,563	364,036
	Constellation Brands Inc.
	Class A	409,658	81,973
*	Monster Beverage Corp.	967,529	54,007
	Dr Pepper Snapple Group
	Inc.	461,181	41,990
	Molson Coors Brewing
	Co. Class B	453,781	40,727
	Brown-Forman Corp.
	Class B	569,521	30,207
	Coca-Cola Bottling Co.
	Consolidated	22,472	4,800
*	Boston Beer Co. Inc.
	Class A	30,838	4,595
	National Beverage Corp.	5,237	609
	MGP Ingredients Inc.	5,678	319
			1,032,675
Food & Staples Retailing (19.9%)
	Wal-Mart Stores Inc.	2,585,822	201,875
	CVS Health Corp.	2,354,227	182,076
	Walgreens Boots
	Alliance Inc.	2,104,721	171,535
	Costco Wholesale Corp.	1,022,014	160,191
	Sysco Corp.	1,279,525	67,393
	Kroger Co.	2,195,062	48,006
	Casey’s General Stores
	Inc.	107,297	11,311
*	Sprouts Farmers Market
	Inc.	420,050	8,376
*	US Foods Holding Corp.	266,056	7,303
*	Rite Aid Corp.	2,591,298	6,271
*	United Natural Foods Inc.	161,705	5,619
	PriceSmart Inc.	66,502	5,403
	SpartanNash Co.	178,707	4,404
	Andersons Inc.	123,709	3,940
	Weis Markets Inc.	77,654	3,433
*	Performance Food Group
	Co.	120,287	3,344
*	Chefs’ Warehouse Inc.	157,004	2,708
	Village Super Market Inc.
	Class A	95,990	2,220
*	SUPERVALU Inc.	109,904	2,197
	Ingles Markets Inc.
	Class A	64,421	1,414
*	Smart & Final Stores Inc.	186,563	1,315
*,^ Natural Grocers by
	Vitamin Cottage Inc.	125,045	703
			901,037

			Market
			Value•
		Shares	($000)
Food Products (19.6%)
	Mondelez International
	Inc. Class A	3,670,626	149,248
	Kraft Heinz Co.	1,404,648	113,425
	General Mills Inc.	1,412,867	75,249
	Archer-Daniels-Midland
	Co.	1,422,435	58,775
	Tyson Foods Inc. Class A	736,177	46,600
	Kellogg Co.	639,761	41,879
	Hershey Co.	365,939	38,394
	Conagra Brands Inc.	1,030,802	33,460
	JM Smucker Co.	277,833	29,106
	McCormick & Co. Inc./MD	290,381	27,624
	Bunge Ltd.	360,912	26,935
	Ingredion Inc.	184,855	22,889
	Hormel Foods Corp.	724,583	22,274
	Campbell Soup Co.	467,822	21,613
	Pinnacle Foods Inc.	302,740	17,956
	Lamb Weston Holdings
	Inc.	343,676	15,630
*	Post Holdings Inc.	170,591	14,522
*	Hain Celestial Group Inc.	282,251	11,352
	Sanderson Farms Inc.	74,832	11,039
*	TreeHouse Foods Inc.	156,208	10,464
*	Darling Ingredients Inc.	577,749	10,053
	Snyder’s-Lance Inc.	269,063	9,557
	Flowers Foods Inc.	520,957	9,049
*,^ Pilgrim’s Pride Corp.		249,769	7,356
	Lancaster Colony Corp.	62,009	7,222
	J&J Snack Foods Corp.	52,254	6,662
^	B&G Foods Inc.	216,570	6,605
	Fresh Del Monte Produce
	Inc.	125,027	5,875
^	Calavo Growers Inc.	71,571	4,806
*	Freshpet Inc.	274,328	4,348
^	Tootsie Roll Industries Inc.	113,890	4,254
*,^ Cal-Maine Foods Inc.		107,714	3,926
*	Blue Buffalo Pet Products
	Inc.	143,244	3,690
	Dean Foods Co.	328,062	3,609
*	Landec Corp.	224,479	2,918
*	Farmer Brothers Co.	88,595	2,884
*	Seneca Foods Corp.
	Class A	89,578	2,670
	John B Sanfilippo & Son
	Inc.	6,178	383
	Omega Protein Corp.	12,437	197
*	Amplify Snack Brands Inc.	24,735	178
*	Hostess Brands Inc.
	Class A	11,891	159
			884,835

			Market
			Value•
		Shares	($000)
Household Products (19.7%)
	Procter & Gamble Co.	5,722,570	528,022
	Colgate-Palmolive Co.	1,994,639	142,896
	Kimberly-Clark Corp.	853,614	105,242
	Clorox Co.	311,825	43,197
	Church & Dwight Co. Inc.	648,725	32,546
^	Spectrum Brands Holdings
	Inc.	83,173	9,146
	Energizer Holdings Inc.	202,434	8,937
*	Central Garden & Pet Co.
	Class A	193,721	6,604
	WD-40 Co.	54,040	5,888
*	HRG Group Inc.	356,449	5,628
*	Central Garden & Pet Co.	133,333	4,700
			892,806
Personal Products (3.0%)
	Estee Lauder Cos. Inc.
	Class A	542,957	58,091
	Coty Inc. Class A	1,210,981	20,078
*,^ Herbalife Ltd.		194,819	13,444
*	Edgewell Personal Care
	Co.	168,098	12,765
	Nu Skin Enterprises Inc.
	Class A	185,343	11,274
	Medifast Inc.	86,303	4,887
	Inter Parfums Inc.	114,239	4,507
*	Avon Products Inc.	1,591,023	3,962
*	USANA Health Sciences
	Inc.	57,457	3,401
*	Revlon Inc. Class A	104,643	1,769
	Natural Health Trends Corp.	9,654	195
*	elf Beauty Inc.	7,838	162
			134,535
Tobacco (15.0%)
	Philip Morris International
	Inc.	3,433,246	401,449
	Altria Group Inc.	4,176,798	264,809
	Vector Group Ltd.	308,412	6,662
	Universal Corp./VA	85,624	4,898
			677,818
Total Common Stocks
(Cost $4,093,020)			4,523,706
Temporary Cash Investment (0.4%)
Money Market Fund (0.4%)
[1,2] Vanguard Market
	Liquidity Fund, 1.224%
	(Cost $15,740)	157,394	15,743
Total Investments (100.4%)
(Cost $4,108,760)			4,539,449

Consumer Staples Index Fund

Amount
($000)
Other Assets and Liabilities (-0.4%)
Other Assets
Investment in Vanguard	289
Receivables for Investment Securities Sold	46,452
Receivables for Accrued Income	9,186
Receivables for Capital Shares Issued	382
Total Other Assets	56,309
Liabilities
Payables for Investment Securities
Purchased	(50,304)
Collateral for Securities on Loan	(15,738)
Payables for Capital Shares Redeemed	(991)
Payables to Vanguard	(1,543)
Other Liabilities	(4,979)
Total Liabilities	(73,555)
Net Assets (100%)	4,522,203

At August 31, 2017, net assets consisted of:
Amount
($000)
Paid-in Capital	4,098,008
Undistributed Net Investment Income	16,264
Accumulated Net Realized Losses	(22,758)
Unrealized Appreciation (Depreciation)	430,689
Net Assets	4,522,203

ETF Shares—Net Assets
Applicable to 26,969,802 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	3,779,879
Net Asset Value Per Share—
ETF Shares	$140.15

Admiral Shares—Net Assets
Applicable to 10,742,424 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	742,324
Net Asset Value Per Share—
Admiral Shares	$69.10

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $15,367,000.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate
shown is the 7-day yield.
2 Includes $15,738,000 of collateral received for securities on loan.

See accompanying Notes, which are an integral part of the Financial Statements.

Consumer Staples Index Fund

Statement of Operations

Year Ended
August 31, 2017
($000)
Investment Income
Income
Dividends	115,446
Interest[1]	20
Securities Lending—Net	678
Total Income	116,144
Expenses
The Vanguard Group—Note B
Investment Advisory Services	854
Management and Administrative—
ETF Shares	2,235
Management and Administrative—
Admiral Shares	449
Marketing and Distribution—
ETF Shares	194
Marketing and Distribution—
Admiral Shares	72
Custodian Fees	75
Auditing Fees	34
Shareholders’ Reports and Proxy—
ETF Shares	288
Shareholders’ Reports and Proxy—
Admiral Shares	37
Trustees’ Fees and Expenses	4
Total Expenses	4,242
Net Investment Income	111,902
Realized Net Gain (Loss)
Investment Securities Sold[1]	215,350
Futures Contracts	19
Realized Net Gain (Loss)	215,369
Change in Unrealized Appreciation
(Depreciation)
Investment Securities (219,867)
Futures Contracts	28
Change in Unrealized Appreciation
(Depreciation) (219,839)
Net Increase (Decrease) in Net Assets
Resulting from Operations	107,432
1 Interest income and realized net gain (loss) from an affiliated company of the fund were $20,000 and ($2,000), respectively.

Statement of Changes in Net Assets

	Year Ended August 31,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	111,902	84,850
Realized Net Gain (Loss)	215,369	117,518
Change in Unrealized Appreciation (Depreciation)	(219,839)	319,186
Net Increase (Decrease) in Net Assets Resulting from Operations	107,432	521,554
Distributions
Net Investment Income
ETF Shares	(94,086)	(98,108)
Admiral Shares	(19,195)	(14,792)
Realized Capital Gain
ETF Shares	—	—
Admiral Shares	—	—
Total Distributions	(113,281)	(112,900)
Capital Share Transactions
ETF Shares	267,194	774,804
Admiral Shares	15,212	349,687
Net Increase (Decrease) from Capital Share Transactions	282,406	1,124,491
Total Increase (Decrease)	276,557	1,533,145
Net Assets
Beginning of Period	4,245,646	2,712,501
End of Period[1]	4,522,203	4,245,646
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $16,264,000 and $17,643,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Consumer Staples Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$139.97	$123.72	$117.12	$101.97	$90.12
Investment Operations
Net Investment Income	3.651[1]	3.189	2.903	2.602	2.606
Net Realized and Unrealized Gain (Loss)
on Investments	0.212	17.752	6.114	14.976	11.835
Total from Investment Operations	3.863	20.941	9.017	17.578	14.441
Distributions
Dividends from Net Investment Income	(3.683)	(4.691)	(2.417)	(2.428)	(2.591)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(3.683)	(4.691)	(2.417)	(2.428)	(2.591)
Net Asset Value, End of Period	$140.15	$139.97	$123.72	$117.12	$101.97

Total Return	2.83%	17.36%	7.67%	17.42%	16.43%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,780	$3,518	$2,393	$1,936	$1,481
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.10%	0.12%	0.14%
Ratio of Net Investment Income to
Average Net Assets	2.63%	2.50%	2.53%	2.52%	2.80%
Portfolio Turnover Rate[2]	5%	6%	6%	5%	10%

1 Calculated based on average shares outstanding.

2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

Admiral Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$69.02	$61.01	$57.74	$50.28	$44.44
Investment Operations
Net Investment Income	1.797[1]	1.575	1.431	1.281	1.287
Net Realized and Unrealized Gain (Loss)
on Investments	0.101	8.752	3.025	7.379	5.832
Total from Investment Operations	1.898	10.327	4.456	8.660	7.119
Distributions
Dividends from Net Investment Income	(1.818)	(2.317)	(1.186)	(1.200)	(1.279)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.818)	(2.317)	(1.186)	(1.200)	(1.279)
Net Asset Value, End of Period	$69.10	$69.02	$61.01	$57.74	$50.28

Total Return[2]	2.81%	17.37%	7.73%	17.41%	16.44%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$742	$728	$319	$218	$175
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.10%	0.12%	0.14%
Ratio of Net Investment Income to
Average Net Assets	2.63%	2.50%	2.53%	2.52%	2.80%
Portfolio Turnover Rate[3]	5%	6%	6%	5%	10%

1 Calculated based on average shares outstanding.
2 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Consumer Staples Index Fund

Notes to Financial Statements

Vanguard Consumer Staples Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Admiral Shares. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended August 31, 2017, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period. The fund had no open futures contracts at August 31, 2017.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2014–2017), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities

Consumer Staples Index Fund

lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2017, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and the proxy. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2017, the fund had contributed to Vanguard capital in the amount of $289,000, representing 0.01% of the fund’s net assets and 0.12% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted
on the Statement of Net Assets.

At August 31, 2017, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

Consumer Staples Index Fund

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended August 31, 2017, the fund realized $213,746,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at August 31, 2017, the fund had $17,604,000 of ordinary income available for distribution. The fund used capital loss carryforwards of $1,652,000 to offset taxable capital gains realized during the year ended August 31, 2017. At August 31, 2017, the fund had available capital losses totaling $22,758,000 to offset future net capital gains. Of this amount, $5,537,000 is subject to expiration on August 31, 2018. Capital losses of $17,221,000 realized beginning in fiscal 2012 may be carried forward indefinitely under the Regulated Investment Company Modernization Act of 2010, but must be used before any expiring loss carryforwards.

At August 31, 2017, the cost of investment securities for tax purposes was $4,108,760,000. Net unrealized appreciation of investment securities for tax purposes was $430,689,000, consisting of unrealized gains of $507,954,000 on securities that had risen in value since their purchase and $77,265,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended August 31, 2017, the fund purchased $1,086,796,000 of investment securities and sold $798,960,000 of investment securities, other than temporary cash investments. Purchases and sales include $743,072,000 and $590,275,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

F. Capital share transactions for each class of shares were:
			Year Ended August 31,
		2017		2016
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued	867,405	6,164	1,104,521	8,312
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(600,211)	(4,325)	(329,717)	(2,525)
Net Increase (Decrease)—ETF Shares	267,194	1,839	774,804	5,787
Admiral Shares
Issued	311,051	4,565	482,450	7,328
Issued in Lieu of Cash Distributions	16,884	248	13,091	207
Redeemed	(312,723)	(4,619)	(145,854)	(2,219)
Net Increase (Decrease)—Admiral Shares	15,212	194	349,687	5,316

G. Management has determined that no material events or transactions occurred subsequent to August 31, 2017, that would require recognition or disclosure in these financial statements.

Energy Index Fund

Fund Profile
As of August 31, 2017

Share-Class Characteristics
	ETF	Admiral
	Shares	Shares
Ticker Symbol	VDE	VENAX
Expense Ratio[1]	0.10%	0.10%
30-Day SEC Yield	2.81%	2.81%

Portfolio Characteristics
		MSCI
		US IMI/	MSCI
		Energy	US IMI/
	Fund	25/50	2500
Number of Stocks	133	133	2,482
Median Market Cap $49.1B		$49.1B	$63.1B
Price/Earnings Ratio	33.3x	33.1x	22.0x
Price/Book Ratio	1.6x	1.6x	2.9x
Return on Equity	10.1%	10.1%	15.1%
Earnings Growth Rate	-16.7%	-16.8%	9.4%
Dividend Yield	2.9%	2.9%	1.8%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	11%	—	—
Short-Term Reserves	0.0%	—	—

Volatility Measures
	MSCI US
	IMI/Energy	MSCI US
	25/50	IMI/2500
R-Squared	1.00	0.30
Beta	0.99	1.05
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Subindustry Diversification
(% of equity exposure)

Integrated Oil & Gas	40.9%
Oil & Gas Drilling	1.4
Oil & Gas Equipment & Services	13.9
Oil & Gas Exploration & Production	25.8
Oil & Gas Refining & Marketing	9.5
Oil & Gas Storage & Transportation	8.2
Other Energy	0.3
Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.

Ten Largest Holdings (% of total net assets)

Exxon Mobil Corp.	Integrated Oil & Gas	22.4%
Chevron Corp.	Integrated Oil & Gas	15.1
Schlumberger Ltd.	Oil & Gas Equipment
	& Services	6.6
ConocoPhillips	Oil & Gas Exploration
	& Production	4.0
EOG Resources	Oil & Gas Exploration
Inc.	& Production	3.7
Occidental	Integrated Oil
Petroleum Corp.	& Gas	3.4
Phillips 66	Oil & Gas Refining
	& Marketing	2.9
Kinder Morgan Inc. Oil & Gas Storage
	& Transportation	2.9
Halliburton Co.	Oil & Gas Equipment
	& Services	2.5
Valero Energy	Oil & Gas Refining
Corp.	& Marketing	2.3
Top Ten		65.8%
The holdings listed exclude any temporary cash investments and equity index products
.

1 The expense ratios shown are from the prospectus dated December 22, 2016, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2017, the expense ratios were 0.10% for ETF Shares and 0.10% for Admiral Shares.

Energy Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: August 31, 2007–August 31, 2017

Initial Investment of $10,000

		Average Annual Total Returns		Final Value
		Periods Ended August 31, 2017		of a $10,000
	One Year	Five Years	Ten Years	Investment
Energy Index Fund ETF Shares
Net Asset Value	-7.55%	-1.23%	0.32%	$10,325
Energy Index Fund ETF Shares
Market Price	-7.58	-1.24	0.33	10,332
Spliced US IMI/Energy 25/50	-7.50	-1.06	0.36	10,366
Natural Resources Funds Average	-9.67	-3.28	-1.88	8,268
MSCI US IMI/2500	16.06	14.29	7.84	21,281
For a benchmark description, see the Glossary.
Natural Resources Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

				Final Value
				of a $100,000
	One Year	Five Years	Ten Years	Investment
Energy Index Fund Admiral Shares	-7.56%	-1.22%	0.32%	$103,228
Spliced US IMI/Energy 25/50	-7.50	-1.06	0.36	103,663
MSCI US IMI/2500	16.06	14.29	7.84	212,807

See Financial Highlights for dividend and capital gains information.

Energy Index Fund

Fiscal-Year Total Returns (%): August 31, 2007–August 31, 2017

For a benchmark description, see the Glossary.

Cumulative Returns: ETF Shares, August 31, 2007–August 31, 2017

	One Year	Five Years	Ten Years
Energy Index Fund ETF Shares Market Price	-7.58%	-6.06%	3.32%
Energy Index Fund ETF Shares Net Asset Value	-7.55	-6.00	3.25
Spliced US IMI/Energy 25/50	-7.50	-5.19	3.66

Average Annual Total Returns: Periods Ended June 30, 2017

This table presents total returns through the latest calendar quarter—rather than through the end of the fiscal period.

Securities and Exchange Commission rules require that we provide this information.

	Inception Date	One Year	Five Years	Ten Years
ETF Shares	9/23/2004
Market Price		-4.55%	0.64%	0.65%
Net Asset Value		-4.58	0.62	0.63
Admiral Shares	10/7/2004	-4.60	0.63	0.63

See Financial Highlights for dividend and capital gains information.

Energy Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2017

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (100.0%)
Energy Equipment & Services (15.3%)
	Oil & Gas Drilling (1.4%)
^	Helmerich & Payne Inc.	337,509	14,290
	Patterson-UTI Energy Inc.	669,695	10,695
^,*	Transocean Ltd.	1,221,334	9,966
	Nabors Industries Ltd.	895,720	5,867
^	Ensco plc Class A	957,514	4,069
*	Rowan Cos. plc Class A	379,303	3,698
*	Unit Corp.	166,621	2,653
*	Noble Corp. plc	789,540	2,574
^,*	Diamond Offshore Drilling
	Inc.	223,165	2,535
^,*	Atwood Oceanics Inc.	253,883	1,668
*	Parker Drilling Co.	524,232	577

	Oil & Gas Equipment & Services (13.9%)
	Schlumberger Ltd.	4,333,912	275,247
	Halliburton Co.	2,692,713	104,935
	Baker Hughes a GE Co.	1,250,781	42,401
	National Oilwell Varco Inc.	1,177,637	36,118
*	TechnipFMC plc	1,381,541	35,685
^	Core Laboratories NV	138,181	12,185
*	Weatherford International
	plc	2,910,810	11,148
	Oceaneering International
	Inc.	308,320	6,953
	US Silica Holdings Inc.	253,689	6,903
*	McDermott International
	Inc.	767,870	4,715
*	Dril-Quip Inc.	119,434	4,485
^	RPC Inc.	208,876	4,054
*	Superior Energy Services
	Inc.	484,723	3,994
*	Oil States International Inc.	163,457	3,555
*	Exterran Corp.	109,315	3,032
*	Helix Energy Solutions
	Group Inc.	460,824	2,889
*	Forum Energy
	Technologies Inc.	216,433	2,511
*	Newpark Resources Inc.	283,841	2,285
	Archrock Inc.	209,145	2,133
*	SEACOR Holdings Inc.	53,078	2,037
^,*	Fairmount Santrol
	Holdings Inc.	506,802	1,551
*	Matrix Service Co.	101,223	1,200
^	Frank’s International NV	189,977	1,193
*	Basic Energy Services Inc.	72,380	1,031
^	Bristow Group Inc.	122,942	1,013
*	TETRA Technologies Inc.	445,216	917
*	RigNet Inc.	50,897	814
*	Tesco Corp.	173,357	763
*	SEACOR Marine Holdings
	Inc.	53,872	690
*	Era Group Inc.	77,174	680
*	PHI Inc.	50,086	550
^,*	CARBO Ceramics Inc.	83,272	546

Market
Value•
		Shares	($000)
^,*	Hornbeck Offshore
	Services Inc.	188,376	522
^,*	Mammoth Energy
	Services Inc.	33,225	458
^,*	Key Energy Services Inc.	31,471	401
*	Smart Sand Inc.	42,185	252
			638,438
Oil, Gas & Consumable Fuels (84.7%)
	Coal & Consumable Fuels (0.3%)
*	CONSOL Energy Inc.	575,108	8,368
^	Arch Coal Inc. Class A	71,357	5,699

	Integrated Oil & Gas (40.9%)
	Exxon Mobil Corp.	12,237,492	934,088
	Chevron Corp.	5,880,351	632,843
	Occidental Petroleum
	Corp.	2,380,410	142,110

	Oil & Gas Exploration & Production (25.8%)
	ConocoPhillips	3,859,511	168,506
	EOG Resources Inc.	1,795,632	152,611
	Anadarko Petroleum Corp. 1,740,891		71,255
	Pioneer Natural
	Resources Co.	528,639	68,538
*	Concho Resources Inc.	458,083	50,833
	Devon Energy Corp.	1,540,816	48,382
	Apache Corp.	1,181,712	45,898
	Cabot Oil & Gas Corp.	1,473,300	37,643
	Noble Energy Inc.	1,456,515	34,621
	Hess Corp.	888,453	34,561
	EQT Corp.	538,845	33,592
	Cimarex Energy Co.	296,148	29,523
	Marathon Oil Corp.	2,641,537	29,374
*	Diamondback Energy Inc.	279,835	25,406
*	Parsley Energy Inc.
	Class A	690,477	17,296
*	Newfield Exploration Co.	619,231	16,181
*	Energen Corp.	302,759	15,525
*	Rice Energy Inc.	504,428	13,801
*	Antero Resources Corp.	686,639	13,520
	Range Resources Corp.	769,008	13,350
*	WPX Energy Inc.	1,234,100	12,329
*	RSP Permian Inc.	372,445	11,687
	Murphy Oil Corp.	513,069	11,626
^,*	Chesapeake Energy Corp. 2,786,585		10,143
*	Continental Resources
	Inc.	292,411	9,919
*	Southwestern Energy Co. 1,556,389		8,482
*	PDC Energy Inc.	175,493	6,902
*	Matador Resources Co.	282,593	6,664
*	Callon Petroleum Co.	632,029	6,548
*	Gulfport Energy Corp.	499,140	6,254
*	Laredo Petroleum Inc.	496,499	6,167
*	QEP Resources Inc.	752,587	5,682
*	Kosmos Energy Ltd.	738,868	5,202
*	Oasis Petroleum Inc.	709,352	5,178

			Market
			Value•
		Shares	($000)
*	Centennial Resource
	Development Inc.
	Class A	298,048	5,153
^,*	Whiting Petroleum Corp.	1,135,904	5,077
*	SRC Energy Inc.	608,502	4,801
*	Extraction Oil & Gas Inc.	327,168	4,299
	SM Energy Co.	316,155	4,224
*	Carrizo Oil & Gas Inc.	259,275	3,485
^,*	Gran Tierra Energy Inc.	1,292,860	2,624
*	Ring Energy Inc.	169,063	2,015
*	SandRidge Energy Inc.	107,036	1,843
*	Resolute Energy Corp.	56,422	1,667
*	Denbury Resources Inc.	1,314,723	1,394
^,*	Sanchez Energy Corp.	238,788	1,046
^,*	California Resources Corp.	133,740	1,043
*	WildHorse Resource
	Development Corp.	84,426	921
*	Halcon Resources Corp.	137,537	851
*	Bill Barrett Corp.	274,830	822
*	Eclipse Resources Corp.	345,928	806
^,*	Cobalt International
	Energy Inc.	113,792	214
*	Northern Oil and Gas Inc.	238,595	203
^,*	Jones Energy Inc. Class A	175,031	173
^	EXCO Resources Inc.	72,934	131

	Oil & Gas Refining & Marketing (9.5%)
	Phillips 66	1,447,864	121,346
	Valero Energy Corp.	1,409,995	96,021
	Marathon Petroleum Corp. 1,644,091		86,233
	Andeavor	469,074	46,978
	HollyFrontier Corp.	525,237	16,445
^	PBF Energy Inc. Class A	343,916	8,144
	World Fuel Services Corp.	220,010	7,599
	Delek US Holdings Inc.	237,389	5,868
	Green Plains Inc.	120,451	2,234
*	REX American Resources
	Corp.	18,782	1,627
*	Renewable Energy Group
	Inc.	119,212	1,442
*	Par Pacific Holdings Inc.	80,791	1,439
^	CVR Energy Inc.	62,067	1,329
*	Clean Energy Fuels Corp.	429,670	1,023

	Oil & Gas Storage & Transportation (8.2%)
	Kinder Morgan Inc.	6,204,001	119,923
	Williams Cos. Inc.	2,551,836	75,866
	ONEOK Inc.	1,182,555	64,047
	Targa Resources Corp.	668,855	29,811
*	Cheniere Energy Inc.	627,175	26,837
	Plains GP Holdings LP
	Class A	430,921	9,687
	SemGroup Corp. Class A	208,148	5,349
	Tallgrass Energy GP LP
	Class A	166,656	4,480
^	EnLink Midstream LLC	202,659	3,455

Energy Index Fund

		Market
		Value•
	Shares	($000)
* Enbridge Energy
Management LLC	224,903	3,241
* International Seaways Inc.	53,290	983
* Gener8 Maritime Inc.	159,433	718
		3,541,224
Total Common Stocks
(Cost $5,245,810)		4,179,662
Temporary Cash Investment (0.8%)
Money Market Fund (0.8%)
[1,2] Vanguard Market
Liquidity Fund, 1.224%
(Cost $33,592)	335,908	33,598
Total Investments (100.8%)
(Cost $5,279,402)		4,213,260

		Amount
		($000)
Other Assets and Liabilities (-0.8%)
Other Assets
Investment in Vanguard		282
Receivables for Investment Securities Sold 1,031
Receivables for Accrued Income		20,497
Receivables for Capital Shares Issued		187
Other Assets[2]		1,510
Total Other Assets		23,507
Liabilities
Payables for Investment Securities
Purchased		(1,038)
Collateral for Securities on Loan		(35,103)
Payables for Capital Shares Redeemed		(913)
Payables to Vanguard		(2,322)
Other Liabilities		(19,257)
Total Liabilities		(58,633)
Net Assets (100%)		4,178,134

At August 31, 2017, net assets consisted of:
Amount
($000)
Paid-in Capital	5,835,731
Undistributed Net Investment Income	45,127
Accumulated Net Realized Losses	(636,582)
Unrealized Appreciation (Depreciation)	(1,066,142)
Net Assets	4,178,134

ETF Shares—Net Assets
Applicable to 42,647,870 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	3,655,556
Net Asset Value Per Share—
ETF Shares	$85.71

Admiral Shares—Net Assets
Applicable to 12,204,570 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	522,578
Net Asset Value Per Share—
Admiral Shares	$42.82

• See Note A in Notes to Financial Statements.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $33,264,000.
* Non-income-producing security.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate
shown is the 7-day yield.
2 Includes $35,103,000 of collateral received for securities on loan, of which $33,593,000 is held in Vanguard Market Liquidity Fund and $1,510,000 is held in cash.
CVR—Contingent Value Rights.

See accompanying Notes, which are an integral part of the Financial Statements.

Energy Index Fund

Statement of Operations

Year Ended
August 31, 2017
($000)
Investment Income
Income
Dividends	148,135
Interest[1]	13
Securities Lending—Net	502
Total Income 148,650
Expenses
The Vanguard Group—Note B
Investment Advisory Services	987
Management and Administrative—
ETF Shares	2,348
Management and Administrative—
Admiral Shares	560
Marketing and Distribution—
ETF Shares	251
Marketing and Distribution—
Admiral Shares	85
Custodian Fees	90
Auditing Fees	34
Shareholders’ Reports and Proxy—
ETF Shares	511
Shareholders’ Reports and Proxy—
Admiral Shares	27
Trustees’ Fees and Expenses	4
Total Expenses	4,897
Net Investment Income	143,753
Realized Net Gain (Loss)
Investment Securities Sold[1] (157,369)
Futures Contracts	120
Realized Net Gain (Loss) (157,249)
Change in Unrealized Appreciation
(Depreciation) of Investment Securities (353,929)
Net Increase (Decrease) in Net Assets
Resulting from Operations (367,425)
1 Interest income and realized net gain (loss) from an affiliated company of the fund were $13,000 and $6,000, respectively.

Statement of Changes in Net Assets

	Year Ended August 31,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	143,753	129,797
Realized Net Gain (Loss)	(157,249)	(152,029)
Change in Unrealized Appreciation (Depreciation)	(353,929)	275,863
Net Increase (Decrease) in Net Assets Resulting from Operations	(367,425)	253,631
Distributions
Net Investment Income
ETF Shares	(100,189)	(161,400)
Admiral Shares	(22,040)	(32,917)
Realized Capital Gain
ETF Shares	—	—
Admiral Shares	—	—
Total Distributions	(122,229)	(194,317)
Capital Share Transactions
ETF Shares	126,143	192,098
Admiral Shares	(296,186)	117,493
Net Increase (Decrease) from Capital Share Transactions	(170,043)	309,591
Total Increase (Decrease)	(659,697)	368,905
Net Assets
Beginning of Period	4,837,831	4,468,926
End of Period[1]	4,178,134	4,837,831
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $45,127,000 and $23,603,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Energy Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$95.06	$93.86	$142.26	$116.47	$103.35
Investment Operations
Net Investment Income	2.819[1,2]	2.470	2.953[1]	2.329	2.215
Net Realized and Unrealized Gain (Loss)
on Investments	(9.801)	2.587	(49.144)	25.655	12.899
Total from Investment Operations	(6.982)	5.057	(46.191)	27.984	15.114
Distributions
Dividends from Net Investment Income	(2.368)	(3.857)	(2.209)	(2.194)	(1.994)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(2.368)	(3.857)	(2.209)	(2.194)	(1.994)
Net Asset Value, End of Period	$85.71	$95.06	$93.86	$142.26	$116.47

Total Return	-7.55%	5.82%	-32.70%	24.31%	14.85%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,656	$3,944	$3,736	$3,467	$2,255
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.10%	0.12%	0.14%
Ratio of Net Investment Income to
Average Net Assets	2.93%[2]	2.86%	2.65%	1.98%	2.02%
Portfolio Turnover Rate[3]	11%	15%	4%	4%	9%

1 Calculated based on average shares outstanding.
2 Net investment income per share and the ratio of net investment income to average net assets include $.453 and 0.47%, respectively, from income received as a result of General Electric Co. and Baker Hughes Inc. merger in July 2017.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

Admiral Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$47.49	$46.89	$71.06	$58.18	$51.63
Investment Operations
Net Investment Income	1.375[1,2]	1.234	1.495[1]	1.164	1.108
Net Realized and Unrealized Gain (Loss)
on Investments	(4.863)	1.293	(24.561)	12.815	6.439
Total from Investment Operations	(3.488)	2.527	(23.066)	13.979	7.547
Distributions
Dividends from Net Investment Income	(1.182)	(1.927)	(1.104)	(1.099)	(.997)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.182)	(1.927)	(1.104)	(1.099)	(.997)
Net Asset Value, End of Period	$42.82	$47.49	$46.89	$71.06	$58.18

Total Return [3]	-7.56%	5.83%	-32.66%	24.32%	14.86%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$523	$894	$733	$575	$460
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.10%	0.12%	0.14%
Ratio of Net Investment Income to
Average Net Assets	2.93%[2]	2.86%	2.65%	1.98%	2.02%
Portfolio Turnover Rate[4]	11%	15%	4%	4%	9%

1 Calculated based on average shares outstanding.
2 Net investment income per share and the ratio of net investment income to average net assets include $.228 and 0.47%, respectively, from income received as a result of General Electric Co. and Baker Hughes Inc. merger in July 2017.
3 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Energy Index Fund

Notes to Financial Statements

Vanguard Energy Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Admiral Shares. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended August 31, 2017, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period. The fund had no open futures contracts at August 31, 2017.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2014–2017), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal

Energy Index Fund

proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2017, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and the proxy. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2017, the fund had contributed to Vanguard capital in the amount of $282,000, representing 0.01% of the fund’s net assets and 0.11% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted
on the Statement of Net Assets.

At August 31, 2017, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

Energy Index Fund

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended August 31, 2017, the fund realized $71,161,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at August 31, 2017, the fund had $47,244,000 of ordinary income available for distribution. At August 31, 2017, the fund had available capital losses totaling $636,582,000 to offset future net capital gains. Of this amount, $68,284,000 is subject to expiration dates; $37,585,000 may be used to offset future net capital gains through August 31, 2018, and $30,699,000 through August 31, 2019. Capital losses of $568,298,000 realized beginning in fiscal 2012 may be carried forward indefinitely under the Regulated Investment Company Modernization Act of 2010, but must be used before any expiring loss carryforwards.

At August 31, 2017, the cost of investment securities for tax purposes was $5,279,402,000. Net unrealized depreciation of investment securities for tax purposes was $1,066,142,000, consisting of unrealized gains of $89,532,000 on securities that had risen in value since their purchase and $1,155,674,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended August 31, 2017, the fund purchased $961,802,000 of investment securities and sold $1,108,892,000 of investment securities, other than temporary cash investments. Purchases and sales include $408,958,000 and $414,680,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

F. Capital share transactions for each class of shares were:
			Year Ended August 31,
		2017		2016
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued	541,520	5,586	1,239,731	14,359
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(415,377)	(4,425)	(1,047,633)	(12,675)
Net Increase (Decrease)—ETF Shares	126,143	1,161	192,098	1,684
Admiral Shares
Issued	230,026	4,766	385,314	9,176
Issued in Lieu of Cash Distributions	19,744	417	30,038	689
Redeemed	(545,956)	(11,807)	(297,859)	(6,669)
Net Increase (Decrease)—Admiral Shares	(296,186)	(6,624)	117,493	3,196

G. Management has determined that no material events or transactions occurred subsequent to August 31, 2017, that would require recognition or disclosure in these financial statements.

Financials Index Fund

Fund Profile
As of August 31, 2017

Share-Class Characteristics
	ETF	Admiral
	Shares	Shares
Ticker Symbol	VFH	VFAIX
Expense Ratio[1]	0.10%	0.10%
30-Day SEC Yield	1.94%	1.94%

Portfolio Characteristics
		MSCI
		US IMI/	MSCI
		Financials	US IMI/
	Fund	25/50	2500
Number of Stocks	412	410	2,482
Median Market Cap $53.4B		$53.4B	$63.1B
Price/Earnings Ratio	15.3x	15.3x	22.0x
Price/Book Ratio	1.4x	1.4x	2.9x
Return on Equity	9.4%	9.4%	15.1%
Earnings Growth Rate	10.7%	10.7%	9.4%
Dividend Yield	1.9%	1.9%	1.8%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	5%	—	—
Short-Term Reserves	0.0%	—	—

Volatility Measures
	MSCI US
	IMI/Financials	MSCI US
	25/50	IMI/2500
R-Squared	1.00	0.64
Beta	1.00	1.13
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Subindustry Diversification
(% of equity exposure)

Asset Management & Custody Banks	7.6%
Consumer Finance	5.1
Diversified Banks	29.7
Financial Exchanges & Data	5.2
Insurance Brokers	3.1
Investment Banking & Brokerage	6.8
Life & Health Insurance	5.4
Mortgage REITs	1.7
Multi-line Insurance	3.0
Multi-Sector Holdings	6.5
Property & Casualty Insurance	8.1
Regional Banks	15.1
Reinsurance	1.2
Thrifts & Mortgage Finance	1.3
Other Financials	0.2
Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.

Ten Largest Holdings (% of total net assets)

JPMorgan Chase
& Co.	Diversified Banks	8.9%
Wells Fargo & Co.	Diversified Banks	6.7
Bank of America
Corp.	Diversified Banks	6.6
Berkshire
Hathaway Inc.	Multi-Sector Holdings	6.2
Citigroup Inc.	Diversified Banks	5.2
US Bancorp	Diversified Banks	2.4
Goldman Sachs	Investment Banking
Group Inc.	& Brokerage	2.2
Chubb Ltd.	Property & Casualty
	Insurance	1.8
American Express
Co.	Consumer Finance	1.8
Morgan Stanley	Investment Banking
	& Brokerage	1.7
Top Ten		43.5%
The holdings listed exclude any temporary cash investments and equity index products.

1 The expense ratios shown are from the prospectus dated December 22, 2016, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2017, the expense ratios were 0.10% for
ETF Shares and 0.10% for Admiral Shares.

Financials Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: August 31, 2007–August 31, 2017

Initial Investment of $10,000

		Average Annual Total Returns		Final Value
		Periods Ended August 31, 2017		of a $10,000
	One Year	Five Years	Ten Years	Investment
Financials Index Fund ETF Shares
Net Asset Value	24.65%	16.51%	2.53%	$12,836
Financials Index Fund ETF Shares
Market Price	24.67	16.50	2.56	12,872
Spliced US IMI/Financials 25/50	24.77	16.61	2.56	12,877
Financial Services Funds Average	19.79	14.45	2.54	12,850
MSCI US IMI/2500	16.06	14.29	7.84	21,281
For a benchmark description, see the Glossary.
Financial Services Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

				Final Value
				of a $100,000
	One Year	Five Years	Ten Years	Investment
Financials Index Fund Admiral Shares	24.62%	16.51%	2.52%	$128,234
Spliced US IMI/Financials 25/50	24.77	16.61	2.56	128,770
MSCI US IMI/2500	16.06	14.29	7.84	212,807

See Financial Highlights for dividend and capital gains information.

Financials Index Fund

Fiscal-Year Total Returns (%): August 31, 2007–August 31, 2017

For a benchmark description, see the Glossary.

Cumulative Returns: ETF Shares, August 31, 2007–August 31, 2017

	One Year	Five Years	Ten Years
Financials Index Fund ETF Shares Market Price	24.67%	114.56%	28.72
Financials Index Fund ETF Shares Net Asset Value	24.65	114.68	28.36
Spliced US IMI/Financials 25/50	24.77	115.64	28.77

Average Annual Total Returns: Periods Ended June 30, 2017

This table presents total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception Date	One Year	Five Years	Ten Years
ETF Shares	1/26/2004
Market Price		34.30%	17.32%	1.94%
Net Asset Value		34.27	17.32	1.93
Admiral Shares	2/4/2004	34.22	17.31	1.91

See Financial Highlights for dividend and capital gains information.

Financials Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2017

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (100.0%)
Banks (44.8%)
	JPMorgan Chase & Co.	6,521,747	592,762
	Wells Fargo & Co.	8,714,813	445,065
	Bank of America Corp.	18,268,432	436,433
	Citigroup Inc.	5,054,122	343,832
	US Bancorp	3,093,778	158,556
	PNC Financial Services
	Group Inc.	888,396	111,414
	BB&T Corp.	1,489,556	68,654
	SunTrust Banks Inc.	887,617	48,908
	M&T Bank Corp.	254,320	37,604
	Fifth Third Bancorp	1,377,572	35,996
	KeyCorp	2,012,495	34,635
	Regions Financial Corp.	2,205,951	31,126
	Citizens Financial Group
	Inc.	930,039	30,812
	First Republic Bank	288,841	28,032
	Huntington Bancshares
	Inc.	1,996,086	25,131
	Comerica Inc.	324,997	22,181
*	SVB Financial Group	96,312	16,309
	Zions Bancorporation	371,720	16,229
	East West Bancorp Inc.	265,054	14,676
*	Signature Bank	100,859	12,944
	CIT Group Inc.	266,773	11,965
	People’s United
	Financial Inc.	631,557	10,547
	PacWest Bancorp	220,388	9,951
	Bank of the Ozarks	223,614	9,606
	Synovus Financial Corp.	224,602	9,460
	Cullen/Frost Bankers Inc.	111,473	9,386
	Commerce Bancshares Inc.	167,930	9,234
*	Western Alliance Bancorp	183,914	8,870
	Pinnacle Financial Partners
	Inc.	134,614	8,373
	Webster Financial Corp.	169,117	7,894
	FNB Corp.	593,249	7,528
	Popular Inc.	186,983	7,462
	Wintrust Financial Corp.	102,097	7,434
	First Horizon National Corp.	429,475	7,391
	Prosperity Bancshares Inc.	121,400	7,254
	IBERIABANK Corp.	93,616	7,171
	Umpqua Holdings Corp.	404,747	7,083
	Hancock Holding Co.	155,222	6,822
*	Texas Capital Bancshares
	Inc.	91,018	6,758
	BankUnited Inc.	195,964	6,522
	Investors Bancorp Inc.	484,422	6,341
	United Bankshares Inc.	182,973	6,139
	Bank of Hawaii Corp.	78,474	6,131
	Associated Banc-Corp	279,703	6,125
	Chemical Financial Corp.	130,611	5,931
	MB Financial Inc.	146,335	5,820
	Fulton Financial Corp.	321,134	5,604
	Home BancShares Inc.	236,783	5,519
	Valley National Bancorp	484,880	5,426
	Sterling Bancorp	236,641	5,313

			Market
			Value•
		Shares	($000)
	UMB Financial Corp.	77,869	5,227
	Cathay General Bancorp	139,332	4,914
	Community Bank System
	Inc.	93,073	4,790
	Glacier Bancorp Inc.	141,043	4,684
	TCF Financial Corp.	298,853	4,641
	First Citizens BancShares
	Inc. Class A	13,104	4,462
	BancorpSouth Inc.	150,678	4,377
	South State Corp.	51,246	4,215
	Old National Bancorp	248,166	4,057
	Columbia Banking System
	Inc.	107,243	3,986
	CVB Financial Corp.	191,936	3,973
	First Financial Bankshares
	Inc.	96,989	3,884
	Great Western Bancorp
	Inc.	107,646	3,867
	Hope Bancorp Inc.	235,226	3,797
	International Bancshares
	Corp.	103,193	3,710
*	Eagle Bancorp Inc.	59,608	3,708
	Trustmark Corp.	124,128	3,677
	First Midwest Bancorp Inc.	164,898	3,476
	Independent Bank Corp.	50,087	3,471
	Hilltop Holdings Inc.	144,647	3,424
	First Merchants Corp.	86,612	3,401
	Towne Bank	109,266	3,354
	Renasant Corp.	81,656	3,252
*	FCB Financial Holdings Inc.
	Class A	74,280	3,239
	United Community Banks
	Inc.	123,690	3,230
	Banner Corp.	58,031	3,199
	WesBanco Inc.	81,090	3,080
	Ameris Bancorp	68,305	3,009
	BOK Financial Corp.	35,977	2,895
	LegacyTexas Financial
	Group Inc.	79,433	2,859
	ServisFirst Bancshares Inc.	82,629	2,818
	First Hawaiian Inc.	103,071	2,792
	First Financial Bancorp	114,304	2,738
	Simmons First National
	Corp. Class A	51,989	2,714
	NBT Bancorp Inc.	80,170	2,632
	Union Bankshares Corp.	80,116	2,510
	Westamerica
	Bancorporation	48,370	2,493
	CenterState Banks Inc.	101,682	2,488
	Park National Corp.	25,309	2,445
	Berkshire Hills Bancorp Inc.	70,678	2,389
*	Pacific Premier Bancorp Inc.	65,717	2,326
	S&T Bancorp Inc.	64,098	2,304
	Boston Private Financial
	Holdings Inc.	154,822	2,276
	First Commonwealth
	Financial Corp.	178,117	2,246
	First Busey Corp.	70,673	2,039

			Market
			Value•
		Shares	($000)
	Brookline Bancorp Inc.	140,891	2,022
*	First BanCorp	355,111	2,017
	Lakeland Financial Corp.	44,094	1,916
	Tompkins Financial Corp.	25,113	1,907
	Heartland Financial USA Inc.	41,822	1,903
	State Bank Financial Corp.	67,994	1,827
	City Holding Co.	28,749	1,821
	First Interstate BancSystem
	Inc. Class A	49,024	1,726
	Capital Bank Financial Corp.	45,597	1,714
	Sandy Spring Bancorp Inc.	43,756	1,688
	Southside Bancshares Inc.	51,153	1,671
	Enterprise Financial
	Services Corp.	43,167	1,649
	BancFirst Corp.	32,262	1,626
	Central Pacific Financial
	Corp.	56,038	1,625
	National Bank Holdings
	Corp. Class A	49,427	1,591
	Hanmi Financial Corp.	59,178	1,580
	1st Source Corp.	33,545	1,566
	MainSource Financial
	Group Inc.	46,956	1,537
	Lakeland Bancorp Inc.	82,619	1,528
*	Seacoast Banking Corp. of
	Florida	66,494	1,521
*	Customers Bancorp Inc.	53,631	1,511
	Washington Trust Bancorp
	Inc.	28,633	1,467
	Banc of California Inc.	77,856	1,444
	Univest Corp. of
	Pennsylvania	49,438	1,441
	Heritage Financial Corp.	55,050	1,440
	Stock Yards Bancorp Inc.	39,956	1,390
	Flushing Financial Corp.	50,465	1,380
	TriCo Bancshares	37,872	1,347
	First Bancorp	43,521	1,347
	German American Bancorp
	Inc.	40,250	1,310
	ConnectOne Bancorp Inc.	56,251	1,283
	Bryn Mawr Bank Corp.	31,311	1,282
	Preferred Bank	23,745	1,277
	Independent Bank Group
	Inc.	22,783	1,268
	Community Trust Bancorp
	Inc.	29,395	1,251
	Stonegate Bank	25,334	1,221
	CoBiz Financial Inc.	68,995	1,176
	Guaranty Bancorp	44,673	1,153
*	CU Bancorp	31,325	1,117
	Camden National Corp.	28,250	1,102
	Horizon Bancorp	41,241	1,079
	First of Long Island Corp.	40,337	1,079
	QCR Holdings Inc.	23,121	1,010
	Park Sterling Corp.	88,852	1,010
	Live Oak Bancshares Inc.	44,240	989
	Great Southern Bancorp Inc.	19,424	967
	Peoples Bancorp Inc.	30,699	953

Financials Index Fund

			Market
			Value•
		Shares	($000)
	Pacific Continental Corp.	40,093	952
	Mercantile Bank Corp.	30,744	934
*	Opus Bank	41,155	922
	Carolina Financial Corp.	26,710	909
	Bridge Bancorp Inc.	29,187	902
	Heritage Commerce Corp.	67,166	900
*	First Foundation Inc.	52,860	896
	Fidelity Southern Corp.	40,743	891
*	TriState Capital Holdings
	Inc.	41,927	876
*	Atlantic Capital Bancshares
	Inc.	47,014	844
	Blue Hills Bancorp Inc.	44,584	834
	Southwest Bancorp Inc.	32,521	821
	Midland States Bancorp Inc.	26,614	813
*	Green Bancorp Inc.	40,503	812
*	Veritex Holdings Inc.	30,686	810
*	Nicolet Bankshares Inc.	14,493	792
*	HomeTrust Bancshares Inc.	33,347	774
	Arrow Financial Corp.	22,160	716
	OFG Bancorp	80,171	697
	First Financial Corp.	16,051	697
	First Community
	Bancshares Inc.	26,153	673
	Republic Bancorp Inc.
	Class A	18,883	672
	Access National Corp.	25,730	661
	MidWestOne Financial
	Group Inc.	19,955	656
	Financial Institutions Inc.	23,710	645
	Sun Bancorp Inc.	19,780	462
*	FB Financial Corp.	13,118	456
*	HarborOne Bancorp Inc.	26,237	451
	Xenith Bankshares Inc.	14,603	418
			2,977,042
Capital Markets (19.6%)
	Goldman Sachs Group Inc.	650,345	145,508
	Morgan Stanley	2,546,848	115,882
	Bank of New York Mellon
	Corp.	1,909,037	99,804
	BlackRock Inc.	222,574	93,261
	Charles Schwab Corp.	2,209,235	88,149
	CME Group Inc.	623,856	78,481
	S&P Global Inc.	473,318	73,047
•	Intercontinental Exchange
	Inc.	1,086,984	70,295
	State Street Corp.	690,791	63,891
	Moody’s Corp.	316,116	42,369
	Ameriprise Financial Inc.	279,972	38,779
	T. Rowe Price Group Inc.	443,025	37,374
	Northern Trust Corp.	400,532	35,447
	Franklin Resources Inc.	618,425	26,735
	Invesco Ltd.	747,105	24,490
	TD Ameritrade Holding
	Corp.	484,874	21,005
*	E*TRADE Financial Corp.	505,176	20,717
	MSCI Inc. Class A	166,004	19,026
	CBOE Holdings Inc.	185,294	18,694
	Raymond James Financial
	Inc.	238,131	18,650
	Affiliated Managers Group
	Inc.	103,913	18,360
	Nasdaq Inc.	212,195	15,995
	SEI Investments Co.	247,488	14,468
	MarketAxess Holdings Inc.	68,982	13,310
	Janus Henderson Group
	plc	349,455	12,077
	FactSet Research Systems
	Inc.	72,553	11,404

			Market
			Value•
		Shares	($000)
	Eaton Vance Corp.	211,139	10,046
	LPL Financial Holdings Inc.	149,326	6,994
	Legg Mason Inc.	158,153	6,040
	Stifel Financial Corp.	125,769	6,005
	Evercore Inc. Class A	75,439	5,692
	BGC Partners Inc. Class A	389,945	5,065
	Interactive Brokers Group
	Inc.	118,331	4,962
	Federated Investors Inc.
	Class B	168,551	4,603
	Financial Engines Inc.	116,273	3,843
	Morningstar Inc.	35,714	2,954
^	Waddell & Reed Financial
	Inc. Class A	154,071	2,867
	Artisan Partners Asset
	Management Inc. Class A	86,253	2,648
	Moelis & Co. Class A	61,690	2,431
	OM Asset Management
	plc	147,359	2,082
	WisdomTree Investments
	Inc.	212,582	1,949
^	Virtu Financial Inc. Class A	88,892	1,596
	Piper Jaffray Cos.	26,560	1,473
	Houlihan Lokey Inc.
	Class A	40,410	1,457
	Cohen & Steers Inc.	38,076	1,441
	Virtus Investment Partners
	Inc.	12,910	1,368
*	Donnelley Financial
	Solutions Inc.	60,853	1,303
	PJT Partners Inc.	32,510	1,257
	Investment Technology
	Group Inc.	58,554	1,176
	Diamond Hill Investment
	Group Inc.	5,989	1,176
*	INTL. FCStone Inc.	29,633	1,052
	Westwood Holdings
	Group Inc.	14,126	864
	Greenhill & Co. Inc.	52,488	790
*	Cowen Inc. Class A	44,708	727
^	Arlington Asset Investment
	Corp. Class A	43,484	562
*	Ladenburg Thalmann
	Financial Services Inc.	197,434	507
*	Safeguard Scientifics Inc.	37,444	457
	Associated Capital Group
	Inc. Class A	9,708	333
	Pzena Investment
	Management Inc. Class A	28,074	278
	GAMCO Investors Inc.
	Class A	8,803	259
	Fifth Street Asset
	Management Inc.	13,358	55
			1,303,530
Consumer Finance (5.1%)
	American Express Co.	1,394,729	120,086
	Capital One Financial
	Corp.	886,724	70,592
	Synchrony Financial	1,488,951	45,845
	Discover Financial
	Services	698,035	41,149
	Ally Financial Inc.	843,275	19,058
	Navient Corp.	522,498	6,897
*	SLM Corp.	609,675	6,200
	FirstCash Inc.	88,882	5,217
*	Green Dot Corp. Class A	72,909	3,513
*	LendingClub Corp.	555,597	3,439
*	Credit Acceptance Corp.	12,438	3,387

			Market
			Value•
		Shares	($000)
*	Santander Consumer
	USA Holdings Inc.	231,272	3,303
*	OneMain Holdings Inc.
	Class A	111,792	3,060
*	PRA Group Inc.	85,063	2,458
	Nelnet Inc. Class A	39,359	1,867
*	Encore Capital Group Inc.	44,806	1,808
*	World Acceptance Corp.	12,294	920
*	EZCORP Inc. Class A	93,713	848
*	Enova International Inc.	48,549	578
			340,225
Diversified Financial Services (6.8%)
*	Berkshire Hathaway Inc.
	Class B	2,290,605	414,966
	Leucadia National Corp.	594,281	14,073
	Voya Financial Inc.	341,614	13,060
	Texas Pacific Land Trust	11,622	4,695
	NewStar Financial Inc.	40,793	437
*	On Deck Capital Inc.	71,456	345
			447,576
Insurance (20.7%)
	Chubb Ltd.	857,229	121,229
	American International
	Group Inc.	1,692,856	102,384
	Prudential Financial Inc.	787,605	80,399
	MetLife Inc.	1,678,965	78,626
	Marsh & McLennan Cos.
	Inc.	946,061	73,868
	Aon plc	481,596	67,019
	Travelers Cos. Inc.	513,040	62,170
	Allstate Corp.	669,226	60,565
	Aflac Inc.	728,551	60,142
	Progressive Corp.	1,066,560	49,574
	Hartford Financial
	Services Group Inc.	674,647	36,478
	Willis Towers Watson plc	235,840	35,015
	Principal Financial Group
	Inc.	529,255	33,089
	Lincoln National Corp.	411,584	27,930
*	Markel Corp.	25,611	26,943
	Loews Corp.	525,578	24,481
*	Arch Capital Group Ltd.	238,672	23,232
	FNF Group	475,059	22,917
	Cincinnati Financial Corp.	287,385	22,083
	Unum Group	419,200	20,197
	XL Group Ltd.	480,124	19,666
	Arthur J Gallagher & Co.	329,800	19,095
	Everest Re Group Ltd.	75,421	19,042
*	Alleghany Corp.	28,297	15,925
	Reinsurance Group of
	America Inc. Class A	118,143	15,884
	Torchmark Corp.	204,211	15,718
	American Financial Group
	Inc.	136,714	13,919
	WR Berkley Corp.	178,059	11,866
*	Athene Holding Ltd.
	Class A	196,134	10,495
	RenaissanceRe Holdings
	Ltd.	74,725	10,399
	First American Financial
	Corp.	202,736	9,946
	Brown & Brown Inc.	218,762	9,836
	Assurant Inc.	100,743	9,539
	Assured Guaranty Ltd.	223,800	9,520
	Axis Capital Holdings Ltd.	155,572	9,372
*	Brighthouse Financial Inc.	159,652	9,111
	Old Republic International
	Corp.	459,358	8,769

Financials Index Fund

			Market
			Value•
		Shares	($000)
	Hanover Insurance Group
	Inc.	78,107	7,669
	White Mountains Insurance
	Group Ltd.	8,400	7,317
	Validus Holdings Ltd.	145,417	7,293
	CNO Financial Group Inc.	314,136	7,021
	Primerica Inc.	83,509	6,393
	Erie Indemnity Co. Class A	46,809	5,654
	Selective Insurance Group
	Inc.	107,072	5,396
	ProAssurance Corp.	98,080	5,223
	Aspen Insurance Holdings
	Ltd.	110,253	4,983
	American Equity Investment
	Life Holding Co.	154,973	4,302
*	Enstar Group Ltd.	19,668	4,082
	RLI Corp.	68,757	3,680
	Kemper Corp.	75,419	3,613
	Argo Group International
	Holdings Ltd.	55,557	3,345
*	Genworth Financial Inc.
	Class A	917,218	3,146
	Mercury General Corp.	50,802	2,920
	American National
	Insurance Co.	24,747	2,864
	Horace Mann Educators
	Corp.	74,636	2,623
	Employers Holdings Inc.	59,372	2,503
	Navigators Group Inc.	43,365	2,420
*	MBIA Inc.	225,427	2,268
	AmTrust Financial Services
	Inc.	156,694	1,943
	AMERISAFE Inc.	35,518	1,911
	Safety Insurance Group Inc.	26,757	1,910
*	FNFV Group	109,931	1,852
	Infinity Property & Casualty
	Corp.	20,333	1,798
	National General Holdings
	Corp.	97,649	1,677
	United Fire Group Inc.	39,354	1,655
	James River Group
	Holdings Ltd.	40,808	1,627
*	Ambac Financial Group Inc.	83,808	1,525
*	Third Point Reinsurance Ltd.	107,061	1,504
	National Western Life
	Group Inc. Class A	4,419	1,478
	FBL Financial Group Inc.
	Class A	20,708	1,408
	Kinsale Capital Group Inc.	34,890	1,321
	Universal Insurance
	Holdings Inc.	61,509	1,319
*	Greenlight Capital Re Ltd.
	Class A	54,688	1,217
	Stewart Information
	Services Corp.	32,497	1,173
	State National Cos. Inc.	50,699	1,053
	Maiden Holdings Ltd.	134,758	977
*,^ Trupanion Inc.		36,024	788
	State Auto Financial Corp.	31,353	776
	United Insurance Holdings
	Corp.	47,078	741
	OneBeacon Insurance
	Group Ltd. Class A	37,944	691
	Fidelity & Guaranty Life	21,632	676
*	Global Indemnity Ltd.	16,275	658
*,^ Citizens Inc. Class A		85,818	646
^	Heritage Insurance
	Holdings Inc.	52,106	593
	HCI Group Inc.	14,439	563
	EMC Insurance Group Inc.	17,619	491

			Market
			Value•
		Shares	($000)
*	WMIH Corp.	373,880	467
	Baldwin & Lyons Inc.	17,735	388
	Donegal Group Inc. Class A	22,926	352
	Crawford & Co. Class B	19,779	196
	Fairfax Financial Holdings Ltd. 126		65
*,^ Patriot National Inc.		16,200	24
			1,376,621
Mortgage Real Estate Investment
Trusts (REITs) (1.7%)
	Annaly Capital
	Management Inc.	1,981,327	24,767
	AGNC Investment Corp.	652,492	14,055
	Starwood Property Trust
	Inc.	477,459	10,604
	New Residential
	Investment Corp.	564,188	9,298
	Two Harbors Investment
	Corp.	641,887	6,566
	MFA Financial Inc.	721,375	6,334
	Chimera Investment Corp.	310,432	5,920
	Blackstone Mortgage
	Trust Inc. Class A	165,716	5,195
	Invesco Mortgage Capital
	Inc.	205,190	3,484
	Apollo Commercial Real
	Estate Finance Inc.	190,754	3,451
	CYS Investments Inc.	279,950	2,461
	Redwood Trust Inc.	141,005	2,352
	Hannon Armstrong
	Sustainable Infrastructure
	Capital Inc.	95,144	2,207
	PennyMac Mortgage
	Investment Trust	122,382	2,116
	ARMOUR Residential
	REIT Inc.	75,354	1,990
	Capstead Mortgage Corp.	177,951	1,721
	MTGE Investment Corp.	84,469	1,622
	Ladder Capital Corp.
	Class A	116,796	1,602
	New York Mortgage
	Trust Inc.	203,678	1,275
	Anworth Mortgage Asset
	Corp.	176,369	1,069
	AG Mortgage Investment
	Trust Inc.	51,361	990
	Western Asset Mortgage
	Capital Corp.	77,570	815
	Arbor Realty Trust Inc.	89,196	731
	Ares Commercial Real
	Estate Corp.	50,369	664
	Dynex Capital Inc.	84,631	605
	Resource Capital Corp.	56,933	589
	Sutherland Asset
	Management Corp.	30,467	465
			112,948
Other (0.0%)[1]
2	Winthrop Realty Trust	23,515	176

Thrifts & Mortgage Finance (1.3%)
	New York Community
	Bancorp Inc.	896,969	10,808
*	MGIC Investment Corp.	679,786	7,784
	Radian Group Inc.	395,029	6,913
*	Essent Group Ltd.	153,688	6,006
	Washington Federal Inc.	164,302	5,134
	Capitol Federal Financial Inc. 240,464		3,299
	Astoria Financial Corp.	168,309	3,297
*	LendingTree Inc.	14,246	3,290

			Market
			Value•
		Shares	($000)
	Provident Financial
	Services Inc.	116,542	2,896
*,^ BofI Holding Inc.		104,441	2,769
	Northwest Bancshares Inc.	177,523	2,739
*	Walker & Dunlop Inc.	54,590	2,631
	WSFS Financial Corp.	58,055	2,595
	Kearny Financial Corp.	150,458	2,129
	Beneficial Bancorp Inc.	125,899	1,882
	Meridian Bancorp Inc.	93,180	1,640
	United Financial Bancorp Inc.	93,101	1,612
	TFS Financial Corp.	104,329	1,605
	TrustCo Bank Corp. NY	176,569	1,395
*	PHH Corp.	98,000	1,392
*	Flagstar Bancorp Inc.	42,011	1,379
	Northfield Bancorp Inc.	80,238	1,293
	OceanFirst Financial Corp.	51,073	1,275
*	HomeStreet Inc.	50,299	1,270
	Oritani Financial Corp.	71,842	1,153
	Meta Financial Group Inc.	16,179	1,137
	Federal Agricultural
	Mortgage Corp.	16,663	1,135
	Dime Community
	Bancshares Inc.	59,552	1,129
*	NMI Holdings Inc. Class A	99,392	1,078
*	Nationstar Mortgage
	Holdings Inc.	54,509	939
	First Defiance Financial Corp.	18,928	927
	Waterstone Financial Inc.	45,844	809
*	PennyMac Financial
	Services Inc. Class A	37,132	631
	Clifton Bancorp Inc.	38,879	612
*	Ocwen Financial Corp.	182,450	535
			87,118
Total Common Stocks
(Cost $5,855,288)			6,645,236
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
[3,4] Vanguard Market
	Liquidity Fund, 1.224%
	(Cost $3,029)	30,294	3,030
Total Investments (100.0%)
(Cost $5,858,317)			6,648,266

			Amount
			($000)
Other Assets and Liabilities (0.0%)
Other Assets
Investment in Vanguard			426
Receivables for Investment Securities Sold 21,781
Receivables for Accrued Income			12,549
Receivables for Capital Shares Issued			564
Total Other Assets			35,320
Liabilities
Payables for Investment Securities
	Purchased		(27,580)
Collateral for Securities on Loan			(3,029)
Payables for Capital Shares Redeemed			(308)
Payables to Vanguard			(1,670)
Other Liabilities			(5,589)
Total Liabilities			(38,176)
Net Assets (100%)			6,645,410

Financials Index Fund

At August 31, 2017, net assets consisted of:
Amount
($000)
Paid-in Capital	5,991,561
Undistributed Net Investment Income	27,396
Accumulated Net Realized Losses	(163,496)
Unrealized Appreciation (Depreciation)	789,949
Net Assets	6,645,410

ETF Shares—Net Assets
Applicable to 98,412,770 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	6,127,186
Net Asset Value Per Share—
ETF Shares	$62.26

Admiral Shares—Net Assets
Applicable to 16,608,582 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	518,224
Net Asset Value Per Share—
Admiral Shares	$31.20

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $2,879,000.
1 “Other” represents securities that are not classified by the fund’s benchmark index.
2 Security value determined using significant unobservable inputs.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate
shown is the 7-day yield.
4 Includes $3,029,000 of collateral received for securities on loan.
REIT—Real Estate Investment Trust.

See accompanying Notes, which are an integral part of the Financial Statements.

Financials Index Fund

Statement of Operations

Year Ended
August 31, 2017
($000)
Investment Income
Income
Dividends	102,192
Interest[1]	17
Securities Lending—Net	191
Total Income 102,400
Expenses
The Vanguard Group—Note B
Investment Advisory Services	1,185
Management and Administrative—
ETF Shares	3,270
Management and Administrative—
Admiral Shares	281
Marketing and Distribution—
ETF Shares	321
Marketing and Distribution—
Admiral Shares	42
Custodian Fees	106
Auditing Fees	35
Shareholders’ Reports and Proxy—
ETF Shares	290
Shareholders’ Reports and Proxy—
Admiral Shares	11
Trustees’ Fees and Expenses	4
Total Expenses	5,545
Net Investment Income	96,855
Realized Net Gain (Loss)
Investment Securities Sold[1]	151,581
Futures Contracts	(5)
Realized Net Gain (Loss)	151,576
Change in Unrealized Appreciation
(Depreciation)
Investment Securities 754,275
Futures Contracts	7
Change in Unrealized Appreciation
(Depreciation)	754,282
Net Increase (Decrease) in Net Assets
Resulting from Operations 1,002,713
1 Interest income and realized net gain (loss) from an affiliated company of the fund were $17,000 and $0, respectively.

Statement of Changes in Net Assets

	Year Ended August 31,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	96,855	84,751
Realized Net Gain (Loss)	151,576	247,776
Change in Unrealized Appreciation (Depreciation)	754,282	11,898
Net Increase (Decrease) in Net Assets Resulting from Operations	1,002,713	344,425
Distributions
Net Investment Income
ETF Shares	(82,225)	(74,919)
Admiral Shares	(6,782)	(4,706)
Realized Capital Gain
ETF Shares	—	—
Admiral Shares	—	—
Total Distributions	(89,007)	(79,625)
Capital Share Transactions
ETF Shares	1,550,552	403,306
Admiral Shares	202,111	26,082
Net Increase (Decrease) from Capital Share Transactions	1,752,663	429,388
Total Increase (Decrease)	2,666,369	694,188
Net Assets
Beginning of Period	3,979,041	3,284,853
End of Period[1]	6,645,410	3,979,041
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $27,396,000 and $19,461,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Financials Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$50.81	$47.70	$47.32	$39.80	$32.03
Investment Operations
Net Investment Income	1.035[1]	1.108	.917	.876	.825
Net Realized and Unrealized Gain (Loss)
on Investments	11.387	3.070	.349	7.494	7.747
Total from Investment Operations	12.422	4.178	1.266	8.370	8.572
Distributions
Dividends from Net Investment Income	(.972)	(1.068)	(.886)	(.850)	(.802)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.972)	(1.068)	(.886)	(.850)	(.802)
Net Asset Value, End of Period	$62.26	$50.81	$47.70	$47.32	$39.80

Total Return	24.65%	8.93%	2.63%	21.20%	27.10%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$6,127	$3,735	$3,081	$2,191	$1,464
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.10%	0.12%	0.14%
Ratio of Net Investment Income to
Average Net Assets	1.75%	2.39%	1.99%	2.00%	2.26%
Portfolio Turnover Rate[2]	5%	21%	4%	5%	9%

1 Calculated based on average shares outstanding.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

Admiral Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$25.47	$23.91	$23.72	$19.95	$16.05
Investment Operations
Net Investment Income	. 514[1]	.556	.460	.438	.414
Net Realized and Unrealized Gain (Loss)
on Investments	5.704	1.539	.174	3.758	3.888
Total from Investment Operations	6.218	2.095	.634	4.196	4.302
Distributions
Dividends from Net Investment Income	(.488)	(.535)	(.444)	(.426)	(.402)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.488)	(.535)	(.444)	(.426)	(.402)
Net Asset Value, End of Period	$31.20	$25.47	$23.91	$23.72	$19.95

Total Return [2]	24.62%	8.96%	2.64%	21.19%	27.13%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$518	$244	$204	$155	$132
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.10%	0.12%	0.14%
Ratio of Net Investment Income to
Average Net Assets	1.75%	2.39%	1.99%	2.00%	2.26%
Portfolio Turnover Rate[3]	5%	21%	4%	5%	9%

1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Financials Index Fund

Notes to Financial Statements

Vanguard Financials Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Admiral Shares. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended August 31, 2017, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period. The fund had no open futures contracts at August 31, 2017.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2014–2017), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income

Financials Index Fund

represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2017, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and the proxy. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2017, the fund had contributed to Vanguard capital in the amount of $426,000, representing 0.01% of the fund’s net assets and 0.17% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted
on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments as of August 31, 2017, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	6,645,060	—	176
Temporary Cash Investments	3,030	—	—
Total	6,648,090	—	176

Financials Index Fund

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended August 31, 2017, the fund realized $157,664,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at August 31, 2017, the fund had $28,769,000 of ordinary income available for distribution. At August 31, 2017, the fund had available capital losses totaling $163,496,000 to offset future net capital gains. Of this amount, $144,329,000 is subject to expiration dates; $76,963,000 may be used to offset future net capital gains through August 31, 2018, and $67,366,000 through August 31, 2019. Capital losses of $19,167,000 realized beginning in fiscal 2012 may be carried forward indefinitely under the Regulated Investment Company Modernization Act of 2010, but must be used before any expiring loss carryforwards.

At August 31, 2017, the cost of investment securities for tax purposes was $5,858,317,000. Net unrealized appreciation of investment securities for tax purposes was $789,949,000, consisting of unrealized gains of $859,000,000 on securities that had risen in value since their purchase and $69,051,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended August 31, 2017, the fund purchased $2,797,439,000 of investment securities and sold $1,033,872,000 of investment securities, other than temporary cash investments. Purchases and sales include $2,258,542,000 and $786,590,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

F. Capital share transactions for each class of shares were:
			Year Ended August 31,
		2017		2016
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued	2,349,435	40,011	1,621,931	34,106
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(798,883)	(15,100)	(1,218,625)	(25,200)
Net Increase (Decrease)—ETF Shares	1,550,552	24,911	403,306	8,906
Admiral Shares
Issued	449,363	15,226	110,433	4,670
Issued in Lieu of Cash Distributions	5,964	207	4,147	175
Redeemed	(253,216)	(8,420)	(88,498)	(3,771)
Net Increase (Decrease)—Admiral Shares	202,111	7,013	26,082	1,074

At August 31, 2017, one shareholder was the record or beneficial owner of 26% of the fund’s net assets. If the shareholder were to redeem its investment in the fund, the redemption might result in an increase in the fund’s expense ratio.

G. Management has determined that no material events or transactions occurred subsequent to August 31, 2017, that would require recognition or disclosure in these financial statements.

Health Care Index Fund

Fund Profile
As of August 31, 2017

Share-Class Characteristics
	ETF	Admiral
	Shares	Shares
Ticker Symbol	VHT	VHCIX
Expense Ratio[1]	0.10%	0.10%
30-Day SEC Yield	1.34%	1.34%

Portfolio Characteristics
		MSCI
		US IMI/
		Health	MSCI
		Care	US IMI/
	Fund	25/50	2500
Number of Stocks	363	358	2,482
Median Market Cap $76.7B		$76.7B	$63.1B
Price/Earnings Ratio	23.2x	23.2x	22.0x
Price/Book Ratio	3.9x	4.0x	2.9x
Return on Equity	16.9%	16.9%	15.1%
Earnings Growth Rate	7.3%	7.3%	9.4%
Dividend Yield	1.4%	1.4%	1.8%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	4%	—	—
Short-Term Reserves	-0.1%	—	—

Volatility Measures
	MSCI US
	IMI/Health Care	MSCI US
	25/50	IMI/2500
R-Squared	1.00	0.62
Beta	1.00	1.02
These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Subindustry Diversification
(% of equity exposure)

Biotechnology	24.0%
Health Care Distributors	2.4
Health Care Equipment	17.9
Health Care Facilities	1.7
Health Care Services	2.9
Health Care Supplies	1.9
Health Care Technology	1.3
Life Sciences Tools & Services	5.9
Managed Health Care	11.4
Pharmaceuticals	30.6
Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.

Ten Largest Holdings (% of total net assets)

Johnson & Johnson	Pharmaceuticals	9.9%
Pfizer Inc.	Pharmaceuticals	5.6
UnitedHealth Group Inc.	Managed Health
	Care	5.3
Merck & Co. Inc.	Pharmaceuticals	4.8
Amgen Inc.	Biotechnology	3.6
AbbVie Inc.	Biotechnology	3.3
Medtronic plc	Health Care
	Equipment	3.1
Gilead Sciences Inc.	Biotechnology	3.0
Celgene Corp.	Biotechnology	3.0
Bristol-Myers Squibb Co.	Pharmaceuticals	2.8
Top Ten		44.4%
The holdings listed exclude any temporary cash investments and equity index products.

1 The expense ratios shown are from the prospectus dated December 22, 2016, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2017, the expense ratios were 0.10% for
ETF Shares and 0.10% for Admiral Shares.

Health Care Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: August 31, 2007–August 31, 2017

Initial Investment of $10,000

		Average Annual Total Returns		Final Value
		Periods Ended August 31, 2017		of a $10,000
	One Year	Five Years	Ten Years	Investment
Health Care Index Fund ETF Shares
Net Asset Value	15.06%	18.20%	11.54%	$29,798
Health Care Index Fund ETF Shares
Market Price	15.05	18.18	11.55	29,844
Spliced US IMI/Health Care 25/50	15.15	18.28	11.67	30,161
Health/Biotechnology Funds Average	18.00	18.62	12.44	32,299
MSCI US IMI/2500	16.06	14.29	7.84	21,281
For a benchmark description, see the Glossary.
Health/Biotechnology Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

				Final Value
				of a $100,000
	One Year	Five Years	Ten Years	Investment
Health Care Index Fund Admiral Shares	15.07%	18.21%	11.53%	$297,866
Spliced US IMI/Health Care 25/50	15.15	18.28	11.67	301,611
MSCI US IMI/2500	16.06	14.29	7.84	212,807

See Financial Highlights for dividend and capital gains information.

Health Care Index Fund

Fiscal-Year Total Returns (%): August 31, 2007–August 31, 2017

For a benchmark description, see the Glossary.

Cumulative Returns: ETF Shares, August 31, 2007–August 31, 2017

	One Year	Five Years	Ten Years
Health Care Index Fund ETF Shares Market Price	15.05%	130.52%	198.44%
Health Care Index Fund ETF Shares Net Asset Value	15.06	130.71	197.98
Spliced US IMI/Health Care 25/50	15.15	131.55	201.61

Average Annual Total Returns: Periods Ended June 30, 2017
This table presents total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception Date	One Year	Five Years	Ten Years
ETF Shares	1/26/2004
Market Price		14.70%	18.12%	11.13%
Net Asset Value		14.67	18.11	11.13
Admiral Shares	2/5/2004	14.67	18.11	11.12

See Financial Highlights for dividend and capital gains information.

Health Care Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2017

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (99.9%)[1]
Biotechnology (24.0%)
	Amgen Inc.	1,614,898	287,080
	AbbVie Inc.	3,494,879	263,164
	Gilead Sciences Inc.	2,869,491	240,205
*	Celgene Corp.	1,714,662	238,218
*	Biogen Inc.	469,071	148,489
*	Vertex Pharmaceuticals
	Inc.	547,016	87,818
*	Regeneron
	Pharmaceuticals Inc.	171,911	85,423
*	Alexion Pharmaceuticals
	Inc.	493,135	70,227
*	Incyte Corp.	382,230	52,522
*	BioMarin Pharmaceutical
	Inc.	383,233	34,564
*	Kite Pharma Inc.	105,569	18,790
*	Exelixis Inc.	642,366	18,783
*	Alkermes plc	336,437	17,084
*	Alnylam Pharmaceuticals
	Inc.	180,858	15,505
*	Ionis Pharmaceuticals Inc.	272,243	14,598
*	United Therapeutics Corp.	98,994	12,948
*	Bioverativ Inc.	225,721	12,796
*	Bluebird Bio Inc.	98,175	12,257
*	Seattle Genetics Inc.	219,431	11,527
*	Neurocrine Biosciences
	Inc.	193,423	10,948
*	Exact Sciences Corp.	259,552	10,873
*	TESARO Inc.	82,860	10,701
*	Portola Pharmaceuticals
	Inc.	125,255	7,947
*,^ ACADIA Pharmaceuticals
	Inc.	214,419	7,636
*	Clovis Oncology Inc.	100,329	7,632
*	FibroGen Inc.	147,442	7,107
*	Puma Biotechnology Inc.	65,005	6,013
*	Ligand Pharmaceuticals Inc.	45,924	5,918
*	Juno Therapeutics Inc.	139,284	5,748
*	Sage Therapeutics Inc.	69,495	5,716
*	Agios Pharmaceuticals Inc.	90,015	5,694
*	Spark Therapeutics Inc.	66,774	5,498
*	Sarepta Therapeutics Inc.	130,187	5,245
*	Avexis Inc.	55,165	5,150
*,^ Prothena Corp. plc		83,578	5,135
*	Ultragenyx Pharmaceutical
	Inc.	88,349	5,041
*,^ OPKO Health Inc.		732,353	4,687
*	Myriad Genetics Inc.	149,228	4,550
*,^ Intercept Pharmaceuticals
	Inc.	38,495	4,489
*	Ironwood Pharmaceuticals
	Inc. Class A	279,755	4,462
*,^ Amicus Therapeutics Inc.		317,349	4,424
*,^ MiMedx Group Inc.		231,351	3,764

			Market
			Value•
		Shares	($000)
*	Loxo Oncology Inc.	44,752	3,732
*	Blueprint Medicines Corp.	68,590	3,719
*	Halozyme Therapeutics Inc.	275,570	3,585
*	Repligen Corp.	80,603	3,520
*	Array BioPharma Inc.	356,322	3,449
*	Emergent BioSolutions Inc.	75,989	2,837
*,^ Radius Health Inc.		70,661	2,659
*	Acceleron Pharma Inc.	67,885	2,631
*	Momenta Pharmaceuticals
	Inc.	154,817	2,609
*,^ Immunomedics Inc.		205,700	2,600
*,^ Intrexon Corp.		130,660	2,578
*	Sangamo Therapeutics Inc.	178,897	2,388
*	Dynavax Technologies Corp.	130,915	2,350
*	Esperion Therapeutics Inc.	45,090	2,228
*	Global Blood Therapeutics
	Inc.	71,886	2,185
*	Five Prime Therapeutics Inc.	63,111	2,141
*	Acorda Therapeutics Inc.	101,985	2,121
*	Retrophin Inc.	79,650	1,944
*	Arena Pharmaceuticals Inc.	83,299	1,931
*	Xencor Inc.	85,795	1,855
*,^ ZIOPHARM Oncology Inc.		282,803	1,807
*	PTC Therapeutics Inc.	86,029	1,785
*	Spectrum Pharmaceuticals
	Inc.	175,602	1,714
*	Heron Therapeutics Inc.	99,350	1,639
*	Insmed Inc.	129,222	1,605
*	Vanda Pharmaceuticals Inc.	93,039	1,600
*	Lexicon Pharmaceuticals
	Inc.	103,202	1,563
*,^ ImmunoGen Inc.		186,460	1,559
*,^ TG Therapeutics Inc.		117,294	1,490
*,^ Synergy Pharmaceuticals
	Inc.	486,394	1,449
*	Genomic Health Inc.	45,290	1,436
*	Epizyme Inc.	82,071	1,424
*	Axovant Sciences Ltd.	70,008	1,400
*	MacroGenics Inc.	72,246	1,366
*	Enanta Pharmaceuticals Inc.	31,365	1,344
*	REGENXBIO Inc.	57,572	1,310
*	La Jolla Pharmaceutical Co.	38,317	1,309
*	Cytokinetics Inc.	85,586	1,271
*	AMAG Pharmaceuticals Inc.	75,757	1,265
*	Alder Biopharmaceuticals
	Inc.	128,760	1,262
*	Keryx Biopharmaceuticals
	Inc.	174,361	1,257
*,^ Foundation Medicine Inc.		30,820	1,242
*,^ Flexion Therapeutics Inc.		48,214	1,239
*	Editas Medicine Inc.	54,555	1,152
*	Inovio Pharmaceuticals Inc.	187,379	1,113
*,^ Achaogen Inc.		57,898	1,085
*	Aimmune Therapeutics Inc.	49,779	1,070

			Market
			Value•
		Shares	($000)
*	Achillion Pharmaceuticals
	Inc.	208,533	1,066
*	Coherus Biosciences Inc.	73,236	1,058
*	PDL BioPharma Inc.	338,923	1,057
*	Progenics Pharmaceuticals
	Inc.	155,137	1,044
*	Versartis Inc.	53,122	1,009
*	Eagle Pharmaceuticals Inc.	18,424	1,005
*	Aduro Biotech Inc.	69,090	839
*	Karyopharm Therapeutics
	Inc.	77,628	793
*,^ Cara Therapeutics Inc.		55,295	792
*	CytomX Therapeutics Inc.	43,676	755
*,^ Geron Corp.		347,685	755
*	BioCryst Pharmaceuticals
	Inc.	144,882	739
*	Agenus Inc.	195,942	723
*	Natera Inc.	57,154	706
*	Celldex Therapeutics Inc.	266,543	656
*	Corbus Pharmaceuticals
	Holdings Inc.	82,791	642
*,^ Novavax Inc.		606,009	636
*	Seres Therapeutics Inc.	44,067	618
*	Atara Biotherapeutics Inc.	38,997	614
*	Intellia Therapeutics Inc.	26,865	565
*,^ Bellicum Pharmaceuticals
	Inc.	51,965	563
*,^ Advaxis Inc.		78,761	536
*,^ Organovo Holdings Inc.		216,565	450
*,^ Insys Therapeutics Inc.		47,833	437
*	Chimerix Inc.	87,999	419
*	Minerva Neurosciences Inc.	68,338	413
*,^ Syros Pharmaceuticals Inc.		19,780	387
*	Arrowhead Pharmaceuticals
	Inc.	136,215	381
*	NewLink Genetics Corp.	46,904	381
	Merrimack Pharmaceuticals
	Inc.	269,849	367
*	Ardelyx Inc.	69,292	357
*	CRISPR Therapeutics AG	17,331	355
*,^ NantKwest Inc.		55,772	347
*	Arbutus Biopharma Corp.	78,856	331
*,^ MannKind Corp.		146,602	304
*	Corvus Pharmaceuticals
	Inc.	17,878	289
*	Ra Pharmaceuticals Inc.	17,180	258
*	Voyager Therapeutics Inc.	26,506	256
*	Ophthotech Corp.	77,854	241
*	Sorrento Therapeutics Inc.	133,616	241
*	Immune Design Corp.	22,108	240
*	OncoMed Pharmaceuticals
	Inc.	45,526	226
*	Trevena Inc.	85,792	206
*	Otonomy Inc.	52,698	190

Health Care Index Fund

			Market
			Value•
		Shares	($000)
*	Regulus Therapeutics Inc.	181,520	182
*,^ XBiotech Inc.		33,706	173
*	Infinity Pharmaceuticals Inc.	94,570	90
*,^ OvaScience Inc.		62,576	88
			1,901,974
Health Care Equipment & Supplies (19.8%)
	Medtronic plc	3,005,832	242,330
	Abbott Laboratories	3,810,499	194,107
	Danaher Corp.	1,371,819	114,437
	Stryker Corp.	738,713	104,432
	Becton Dickinson and Co.	499,255	99,571
*	Boston Scientific Corp.	3,007,071	82,845
*	Intuitive Surgical Inc.	80,898	81,276
	Baxter International Inc.	1,074,487	66,661
*	Edwards Lifesciences
	Corp.	460,629	52,355
	CR Bard Inc.	159,022	51,016
	Zimmer Biomet Holdings
	Inc.	442,806	50,599
*	IDEXX Laboratories Inc.	193,540	30,082
*	Align Technology Inc.	167,590	29,620
	Dentsply Sirona Inc.	503,337	28,474
	Cooper Cos. Inc.	107,464	26,955
	ResMed Inc.	311,425	24,160
*	Hologic Inc.	614,896	23,735
*	Varian Medical Systems
	Inc.	201,758	21,437
	Teleflex Inc.	98,781	20,917
	STERIS plc	186,717	16,274
*	DexCom Inc.	189,753	14,157
	West Pharmaceutical
	Services Inc.	161,533	14,060
*	ABIOMED Inc.	91,495	13,797
	Hill-Rom Holdings Inc.	144,435	11,116
*	Alere Inc.	191,117	9,453
*	Masimo Corp.	106,785	9,011
*	Insulet Corp.	127,200	7,385
*	NuVasive Inc.	111,333	6,956
*	Integra LifeSciences
	Holdings Corp.	132,926	6,778
	Cantel Medical Corp.	82,502	6,703
*	Wright Medical Group NV	217,598	6,441
*	ICU Medical Inc.	34,842	6,075
*	Neogen Corp.	83,338	5,742
*	LivaNova plc	89,875	5,624
*	Penumbra Inc.	62,773	5,398
*	Haemonetics Corp.	115,270	4,959
*	Globus Medical Inc.	158,121	4,780
*	Halyard Health Inc.	102,183	4,628
*	Merit Medical Systems Inc.	109,642	4,528
*	Nevro Corp.	51,325	4,423
*	NxStage Medical Inc.	144,410	4,043
*	Inogen Inc.	38,443	3,683
*	Integer Holdings Corp.	61,941	2,846
	CONMED Corp.	54,684	2,712
*	OraSure Technologies Inc.	126,924	2,591
*	Varex Imaging Corp.	82,935	2,532
*	Natus Medical Inc.	71,771	2,411
	Abaxis Inc.	49,451	2,286
*	Quidel Corp.	62,070	2,169
*	Cardiovascular Systems Inc.	71,244	2,092
	Atrion Corp.	3,195	1,988
*	Novocure Ltd.	96,836	1,985
	Analogic Corp.	27,262	1,951
*	Orthofix International NV	39,182	1,928
*	Anika Therapeutics Inc.	32,306	1,735

			Market
			Value•
		Shares	($000)
*	K2M Group Holdings Inc.	73,781	1,725
*	AtriCure Inc.	70,895	1,590
*	Heska Corp.	13,907	1,415
*	CryoLife Inc.	64,790	1,348
*	AngioDynamics Inc.	78,023	1,329
*	Glaukos Corp.	33,926	1,281
	Meridian Bioscience Inc.	92,076	1,280
*	GenMark Diagnostics Inc.	110,905	1,080
*	Lantheus Holdings Inc.	61,107	1,069
*	AxoGen Inc.	57,680	1,015
	Invacare Corp.	69,155	934
*	iRhythm Technologies Inc.	19,293	921
*	Accuray Inc.	184,898	767
*	STAAR Surgical Co.	62,048	741
*	Endologix Inc.	171,548	726
*,^ Rockwell Medical Inc.		107,249	678
*,^ Cerus Corp.		227,997	536
*,^ Pulse Biosciences Inc.		15,417	309
*	ConforMIS Inc.	61,725	228
*	Wright Medical Group Inc.
	CVR	14,554	23
			1,569,244
Health Care Providers & Services (18.3%)
	UnitedHealth Group Inc.	2,116,143	420,901
	Aetna Inc.	728,330	114,858
	Anthem Inc.	581,931	114,082
	Cigna Corp.	562,111	102,338
*	Express Scripts Holding
	Co.	1,303,268	81,871
	Humana Inc.	316,901	81,640
	McKesson Corp.	463,025	69,134
*	HCA Healthcare Inc.	644,546	50,700
	Cardinal Health Inc.	693,689	46,796
*	Laboratory Corp. of
	America Holdings	224,729	35,253
*	Centene Corp.	378,334	33,615
	Quest Diagnostics Inc.	300,438	32,552
*	Henry Schein Inc.	174,262	30,266
	AmerisourceBergen Corp.
	Class A	359,708	28,867
	Universal Health Services
	Inc. Class B	196,459	21,243
*	DaVita Inc.	341,908	20,022
*	WellCare Health Plans Inc.	97,701	17,066
*	VCA Inc.	178,550	16,598
*	Envision Healthcare Corp.	258,141	13,529
*	MEDNAX Inc.	204,172	9,157
	HealthSouth Corp.	196,596	8,994
*	Acadia Healthcare Co. Inc.	163,963	7,696
	Patterson Cos. Inc.	181,240	6,978
	Chemed Corp.	35,309	6,966
*	Molina Healthcare Inc.	93,743	6,000
*	LifePoint Health Inc.	88,662	5,138
*	Brookdale Senior Living
	Inc.	407,337	4,941
*	HealthEquity Inc.	111,853	4,784
*	Select Medical Holdings
	Corp.	232,324	4,321
*	Magellan Health Inc.	52,117	4,216
*	AMN Healthcare Services
	Inc.	105,213	3,930
*	Premier Inc. Class A	113,669	3,808
*,^ Tenet Healthcare Corp.		220,794	3,791
	Owens & Minor Inc.	133,564	3,732
*	Amedisys Inc.	62,979	3,290
*	Tivity Health Inc.	76,854	3,013

			Market
			Value•
		Shares	($000)
*	Teladoc Inc.	77,787	2,610
*	BioTelemetry Inc.	68,221	2,534
*	LHC Group Inc.	36,212	2,363
	Ensign Group Inc.	105,372	2,164
*	PharMerica Corp.	67,948	1,998
*	Community Health
	Systems Inc.	251,922	1,925
*	Diplomat Pharmacy Inc.	101,899	1,707
	US Physical Therapy Inc.	27,621	1,654
	Kindred Healthcare Inc.	185,898	1,506
	National HealthCare Corp.	23,179	1,445
*	Providence Service Corp.	25,051	1,298
*	Almost Family Inc.	26,065	1,269
*	Triple-S Management Corp.
	Class B	50,958	1,259
	Landauer Inc.	19,896	1,235
*	CorVel Corp.	22,962	1,192
*	Cross Country Healthcare Inc.	79,013	978
	Aceto Corp.	65,605	696
*	Capital Senior Living Corp.	52,283	650
*	Civitas Solutions Inc.	32,386	619
*	Surgery Partners Inc.	42,130	411
*	American Renal Associates
	Holdings Inc.	26,359	378
*	Quorum Health Corp.	62,785	275
*	AAC Holdings Inc.	25,949	241
*	Genesis Healthcare Inc.	95,390	99
			1,452,592
Health Care Technology (1.3%)
*	Cerner Corp.	653,073	44,265
*	Veeva Systems Inc.
	Class A	235,898	14,036
*	athenahealth Inc.	87,557	12,339
*	Medidata Solutions Inc.	128,210	9,611
*	Allscripts Healthcare
	Solutions Inc.	378,599	4,975
*	Omnicell Inc.	81,646	4,188
*	HMS Holdings Corp.	183,426	3,250
*	Cotiviti Holdings Inc.	90,906	3,248
*	Evolent Health Inc.
	Class A	130,854	2,185
*,^ Inovalon Holdings Inc.
	Class A	124,990	1,694
*	Quality Systems Inc.	102,122	1,608
*	Vocera Communications
	Inc.	55,855	1,556
*	HealthStream Inc.	58,941	1,385
	Computer Programs &
	Systems Inc.	25,117	756
*	Castlight Health Inc.
	Class B	142,267	555
			105,651
Life Sciences Tools & Services (5.9%)
	Thermo Fisher Scientific
	Inc.	859,021	160,757
*	Illumina Inc.	320,633	65,557
	Agilent Technologies Inc.	707,790	45,808
*	Mettler-Toledo
	International Inc.	56,695	34,306
*	Waters Corp.	175,798	32,255
*	Quintiles IMS Holdings Inc.	308,027	29,580
	PerkinElmer Inc.	241,678	16,190
*	Charles River Laboratories
	International Inc.	104,661	11,387
	Bio-Techne Corp.	82,032	10,154

Health Care Index Fund

			Market
			Value•
		Shares	($000)
*	Bio-Rad Laboratories Inc.
	Class A	45,721	9,959
*	PAREXEL International
	Corp.	111,439	9,794
*	PRA Health Sciences Inc.	110,720	8,570
*	INC Research Holdings Inc.
	Class A	125,046	7,340
	Bruker Corp.	246,382	7,167
*	VWR Corp.	201,883	6,666
*	Cambrex Corp.	71,519	3,726
	Luminex Corp.	86,813	1,678
*,^ Accelerate Diagnostics Inc. 72,600			1,670
*	Albany Molecular Research
	Inc.	61,308	1,333
*	NeoGenomics Inc.	128,282	1,297
*	Pacific Biosciences of
	California Inc.	214,320	1,061
*,^ Patheon NV		18,476	646
*	Medpace Holdings Inc.	17,784	581
			467,482
Other (0.0%)[2]
*,3 Dyax Corp. CVR Exp.
	12/31/2019	299,743	600
*,3 Durata Therapeutics Inc.
	CVR Exp. 12/31/2018	48	—
*,3 Clinical Data CVR		8,685	—
			600
Pharmaceuticals (30.6%)
	Johnson & Johnson	5,915,291	783,007
	Pfizer Inc.	13,104,651	444,510
	Merck & Co. Inc.	6,006,096	383,549
	Bristol-Myers Squibb Co.	3,617,562	218,790
	Eli Lilly & Co.	2,180,665	177,266
	Allergan plc	737,527	169,248
	Zoetis Inc.	1,077,814	67,579
*	Mylan NV	1,000,409	31,493
	Perrigo Co. plc	283,417	22,379
*	Jazz Pharmaceuticals plc	131,889	19,699
*	Catalent Inc.	274,403	11,330
*	Mallinckrodt plc	218,128	8,961
*	Nektar Therapeutics
	Class A	340,780	7,167
*	Akorn Inc.	205,659	6,766
*	Prestige Brands Holdings
	Inc.	116,111	5,888
*,^ Medicines Co.		158,525	5,816
*	Supernus Pharmaceuticals
	Inc.	109,926	5,035
*	Horizon Pharma plc	356,242	4,873
*	Endo International plc	440,262	3,870
*	Aerie Pharmaceuticals Inc.	66,114	3,792
*	Pacira Pharmaceuticals Inc.	88,114	3,357
*	Impax Laboratories Inc.	152,959	3,312

			Market
			Value•
		Shares	($000)
*	Corcept Therapeutics Inc.	186,481	3,109
*	Theravance Biopharma Inc.	93,755	3,063
*	Innoviva Inc.	166,125	2,332
*,^ TherapeuticsMD Inc.		358,235	2,149
*,^ Omeros Corp.		99,522	2,037
*	MyoKardia Inc.	45,987	1,994
*	Intersect ENT Inc.	56,055	1,732
*	Dermira Inc.	68,404	1,614
	Phibro Animal Health Corp.
	Class A	41,210	1,463
*	Aclaris Therapeutics Inc.	52,537	1,362
*	Intra-Cellular Therapies Inc.
	Class A	71,219	1,314
*	Amphastar Pharmaceuticals
	Inc.	81,057	1,298
*	Revance Therapeutics Inc.	46,545	1,143
*	SciClone Pharmaceuticals
	Inc.	100,100	1,101
*,^ Lannett Co. Inc.		60,761	1,066
*	ANI Pharmaceuticals Inc.	17,547	842
*,^ Reata Pharmaceuticals Inc.
	Class A	25,799	780
*	Assembly Biosciences Inc.	28,163	764
*	Depomed Inc.	121,786	740
*	Sucampo Pharmaceuticals
	Inc. Class A	54,923	645
*	Teligent Inc.	92,688	640
*	WaVe Life Sciences Ltd.	23,977	563
*	Aratana Therapeutics Inc.	79,324	453
*,^ Collegium Pharmaceutical
	Inc.	39,704	399
*,^ BioDelivery Sciences
	International Inc.	116,383	361
*	Cempra Inc.	102,835	314
*,^ Ocular Therapeutix Inc.		46,236	289
*	Clearside Biomedical Inc.	40,007	280
			2,421,534
Total Common Stocks
(Cost $6,586,214)			7,919,077
Temporary Cash Investment (0.3%)[1]
Money Market Fund (0.3%)
[4,5] Vanguard Market
	Liquidity Fund, 1.224%
	(Cost $24,514)	245,119	24,517
Total Investments (100.2%)
(Cost $6,610,728)			7,943,594

Amount
($000)
Other Assets and Liabilities (-0.2%)
Other Assets
Investment in Vanguard	494
Receivables for Investment Securities Sold 27,855
Receivables for Accrued Income	13,574
Receivables for Capital Shares Issued	1,290
Variation Margin Receivable—
Futures Contracts	32
Other Assets[6]	189
Total Other Assets	43,434
Liabilities
Payables for Investment Securities
Purchased	(30,060)
Collateral for Securities on Loan	(24,511)
Payables for Capital Shares Redeemed	(657)
Payables to Vanguard	(2,493)
Other Liabilities	(3,797)
Total Liabilities	(61,518)
Net Assets (100%)	7,925,510

At August 31, 2017, net assets consisted of:
Amount
($000)
Paid-in Capital	6,678,491
Undistributed Net Investment Income	18,438
Accumulated Net Realized Losses	(104,340)
Unrealized Appreciation (Depreciation)
Investment Securities	1,332,866
Futures Contracts	55
Net Assets	7,925,510

Health Care Index Fund

Amount
($000)
ETF Shares—Net Assets
Applicable to 46,327,345 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	7,001,570
Net Asset Value Per Share—
ETF Shares	$151.13

Admiral Shares—Net Assets
Applicable to 12,221,525 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	923,940
Net Asset Value Per Share—
Admiral Shares	$75.60

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $23,451,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and
temporary cash investment positions represent 100.0% and
0.2%, respectively, of net assets.
2 “Other” represents securities that are not classified by the fund’s benchmark index.
3 Security value determined using significant unobservable inputs.
4 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate
shown is the 7-day yield.
5 Includes $24,511,000 of collateral received for securities on loan.
6 Cash of $189,000 has been segregated as initial margin for open future contracts.
CVR—Contingent Value Rights.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
($000)
Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
E-mini S&P 500 Index	September 2017	45	5,558	55

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

Health Care Index Fund

Statement of Operations

Year Ended
August 31, 2017
($000)
Investment Income
Income
Dividends	104,517
Interest[1]	12
Securities Lending—Net	1,191
Total Income	105,720
Expenses
The Vanguard Group—Note B
Investment Advisory Services	1,372
Management and Administrative—
ETF Shares	3,804
Management and Administrative—
Admiral Shares	527
Marketing and Distribution—
ETF Shares	320
Marketing and Distribution—
Admiral Shares	79
Custodian Fees	104
Auditing Fees	34
Shareholders’ Reports and Proxy—
ETF Shares	518
Shareholders’ Reports and Proxy—
Admiral Shares	15
Trustees’ Fees and Expenses	6
Total Expenses	6,779
Net Investment Income	98,941
Realized Net Gain (Loss)
Investment Securities Sold[1]	170,135
Futures Contracts	142
Realized Net Gain (Loss)	170,277
Change in Unrealized Appreciation
(Depreciation)
Investment Securities	719,394
Futures Contracts	55
Change in Unrealized Appreciation
(Depreciation)	719,449
Net Increase (Decrease) in Net Assets
Resulting from Operations	988,667
1 Interest income and realized net gain (loss) from an affiliated company of the fund were $12,000 and $1,000, respectively.

Statement of Changes in Net Assets

	Year Ended August 31,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	98,941	88,250
Realized Net Gain (Loss)	170,277	246,042
Change in Unrealized Appreciation (Depreciation)	719,449	(201,841)
Net Increase (Decrease) in Net Assets Resulting from Operations	988,667	132,451
Distributions
Net Investment Income
ETF Shares	(85,891)	(106,021)
Admiral Shares	(11,451)	(15,301)
Realized Capital Gain
ETF Shares	—	—
Admiral Shares	—	—
Total Distributions	(97,342)	(121,322)
Capital Share Transactions
ETF Shares	504,061	(126,109)
Admiral Shares	22,327	(27,942)
Net Increase (Decrease) from Capital Share Transactions	526,388	(154,051)
Total Increase (Decrease)	1,417,713	(142,922)
Net Assets
Beginning of Period	6,507,797	6,650,719
End of Period[1]	7,925,510	6,507,797
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $18,438,000 and $16,826,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Health Care Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$133.25	$132.34	$117.17	$89.94	$70.32
Investment Operations
Net Investment Income	1.994[1]	1.795	1.350	1.333	1.155
Net Realized and Unrealized Gain (Loss)
on Investments	17.846	1.559	15.105	27.033	19.663
Total from Investment Operations	19.840	3.354	16.455	28.366	20.818
Distributions
Dividends from Net Investment Income	(1.960)	(2.444)	(1.285)	(1.136)	(1.198)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.960)	(2.444)	(1.285)	(1.136)	(1.198)
Net Asset Value, End of Period	$151.13	$133.25	$132.34	$117.17	$89.94

Total Return	15.06%	2.61%	14.08%	31.76%	30.01%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$7,002	$5,708	$5,826	$3,319	$1,918
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.09%	0.12%	0.14%
Ratio of Net Investment Income to
Average Net Assets	1.46%	1.40%	1.25%	1.40%	1.69%
Portfolio Turnover Rate[2]	4%	7%	4%	5%	5%

1 Calculated based on average shares outstanding.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

Admiral Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$66.65	$66.20	$58.61	$44.99	$35.18
Investment Operations
Net Investment Income	. 996[1]	.898	.676	.666	.580
Net Realized and Unrealized Gain (Loss)
on Investments	8.934	.774	7.557	13.523	9.831
Total from Investment Operations	9.930	1.672	8.233	14.189	10.411
Distributions
Dividends from Net Investment Income	(.980)	(1.222)	(.643)	(.569)	(.601)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.980)	(1.222)	(.643)	(.569)	(.601)
Net Asset Value, End of Period	$75.60	$66.65	$66.20	$58.61	$44.99

Total Return[2]	15.07%	2.61%	14.11%	31.77%	30.00%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$924	$800	$824	$413	$247
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.10%	0.12%	0.14%
Ratio of Net Investment Income to
Average Net Assets	1.46%	1.40%	1.24%	1.40%	1.69%
Portfolio Turnover Rate[3]	4%	7%	4%	5%	5%

1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Health Care Index Fund

Notes to Financial Statements

Vanguard Health Care Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Admiral Shares. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended August 31, 2017, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2014–2017), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets

Health Care Index Fund

for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2017, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and the proxy. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2017, the fund had contributed to Vanguard capital in the amount of $494,000, representing 0.01% of the fund’s net assets and 0.20% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted
on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments as of August 31, 2017, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	7,918,477	—	600
Temporary Cash Investments	24,517	—	—
Futures Contracts—Assets[1]	32	—	—
Total	7,943,026	—	600
1 Represents variation margin on the last day of the reporting period.

Health Care Index Fund

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended August 31, 2017, the fund realized $185,458,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at August 31, 2017, the fund had $20,775,000 of ordinary income available for distribution. The fund had available capital losses totaling $104,392,000 that may be carried forward indefinitely to offset future net capital gains.

At August 31, 2017, the cost of investment securities for tax purposes was $6,610,843,000. Net unrealized appreciation of investment securities for tax purposes was $1,332,751,000, consisting of unrealized gains of $1,611,819,000 on securities that had risen in value since their purchase and $279,068,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended August 31, 2017, the fund purchased $1,324,423,000 of investment securities and sold $804,222,000 of investment securities, other than temporary cash investments. Purchases and sales include $931,635,000 and $512,168,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

F. Capital share transactions for each class of shares were:
			Year Ended August 31,
		2017		2016
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued	1,016,695	7,344	754,915	5,758
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(512,634)	(3,850)	(881,024)	(6,950)
Net Increase (Decrease)—ETF Shares	504,061	3,494	(126,109)	(1,192)
Admiral Shares
Issued	304,504	4,456	239,770	3,728
Issued in Lieu of Cash Distributions	10,353	152	14,078	219
Redeemed	(292,530)	(4,393)	(281,790)	(4,393)
Net Increase (Decrease)—Admiral Shares	22,327	215	(27,942)	(446)

G. Management has determined that no material events or transactions occurred subsequent to August 31, 2017, that would require recognition or disclosure in these financial statements.

Industrials Index Fund

Fund Profile
As of August 31, 2017

Share-Class Characteristics
		ETF	Admiral
	Shares		Shares
Ticker Symbol		VIS	VINAX
Expense Ratio[1]	0.10%		0.10%
30-Day SEC Yield	1.79%		1.80%

Portfolio Characteristics
		MSCI
		US IMI/	MSCI
		Industrials	US IMI/
	Fund	25/50	2500
Number of Stocks	342	341	2,482
Median Market Cap $36.9B		$36.9B	$63.1B
Price/Earnings Ratio	22.4x	22.4x	22.0x
Price/Book Ratio	3.8x	3.8x	2.9x
Return on Equity	18.4%	18.4%	15.1%
Earnings Growth Rate	8.3%	8.2%	9.4%
Dividend Yield	1.8%	1.8%	1.8%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	5%	—	—
Short-Term Reserves	0.0%	—	—

Volatility Measures
	MSCI US
	IMI/Industrials		MSCI US
		25/50	IMI/2500
R-Squared		1.00	0.86
Beta		1.00	1.09

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Subindustry Diversification
(% of equity exposure)

Aerospace & Defense	22.1%
Agricultural & Farm Machinery	1.6
Air Freight & Logistics	6.1
Airlines	4.9
Building Products	4.2
Construction & Engineering	1.7
Construction Machinery & Heavy Trucks	5.9
Diversified Support Services	1.3
Electrical Components & Equipment	5.1
Environmental & Facilities Services	3.3
Industrial Conglomerates	17.1
Industrial Machinery	10.4
Railroads	6.7
Research & Consulting Services	3.1
Trading Companies & Distributors	2.7
Trucking	1.4
Other Industrials	2.4

Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other”
category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.

Ten Largest Holdings (% of total net assets)

General Electric
Co.	Industrial Conglomerates	7.8%
Boeing Co.	Aerospace & Defense	5.1
3M Co.	Industrial Conglomerates	4.5
Honeywell
International Inc.	Industrial Conglomerates	3.7
United
Technologies Corp. Aerospace & Defense		3.4
Union Pacific Corp. Road & Rail		3.1
Lockheed Martin
Corp.	Aerospace & Defense	2.9
United Parcel
Service Inc.
Class B	Air Freight & Logistics	2.9
Caterpillar Inc.	Machinery	2.5
FedEx Corp.	Air Freight & Logistics	2.0
Top Ten		37.9%

The holdings listed exclude any temporary cash investments and equity index products.

1 The expense ratios shown are from the prospectus dated December 22, 2016, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2017, the expense ratios were 0.10% for ETF Shares and 0.10% for Admiral Shares.

Industrials Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: August 31, 2007–August 31, 2017

Initial Investment of $10,000

		Average Annual Total Returns		Final Value
		Periods Ended August 31, 2017		of a $10,000
	One Year	Five Years	Ten Years	Investment
Industrials Index Fund ETF Shares
Net Asset Value	17.55%	15.85%	7.64%	$20,872
Industrials Index Fund ETF Shares
Market Price	17.52	15.84	7.66	20,912
Spliced US IMI/Industrials 25/50	17.58	15.95	7.76	21,113
Industrials Funds Average	17.96	13.82	6.71	19,151
MSCI US IMI/2500	16.06	14.29	7.84	21,281

For a benchmark description, see the Glossary.  Industrials Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

				Final Value
				of a $100,000
	One Year	Five Years	Ten Years	Investment
Industrials Index Fund Admiral Shares	17.55%	15.87%	7.63%	$208,661
Spliced US IMI/Industrials 25/50	17.58	15.95	7.76	211,134
MSCI US IMI/2500	16.06	14.29	7.84	212,807

See Financial Highlights for dividend and capital gains information.

Industrials Index Fund

Fiscal-Year Total Returns (%): August 31, 2007–August 31, 2017

For a benchmark description, see the Glossary.

Cumulative Returns: ETF Shares, August 31, 2007–August 31, 2017

	One Year	Five Years	Ten Years
Industrials Index Fund ETF Shares Market Price	17.52%	108.57%	109.12%
Industrials Index Fund ETF Shares Net Asset Value	17.55	108.72	108.72
Spliced US IMI/Industrials 25/50	17.58	109.58	111.13

Average Annual Total Returns: Periods Ended June 30, 2017

This table presents total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception Date	One Year	Five Years	Ten Years
ETF Shares	9/23/2004
Market Price		23.09%	16.23%	7.63%
Net Asset Value		23.04	16.21	7.62
Admiral Shares	5/8/2006	23.02	16.23	7.61

See Financial Highlights for dividend and capital gains information.

Industrials Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2017

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (99.9%)
Aerospace & Defense (22.1%)
	Boeing Co.	712,174	170,680
	United Technologies Corp.	946,900	113,363
	Lockheed Martin Corp.	323,173	98,694
	Raytheon Co.	362,253	65,934
	General Dynamics Corp.	318,283	64,086
	Northrop Grumman Corp.	205,158	55,846
	Rockwell Collins Inc.	200,958	26,335
	L3 Technologies Inc.	96,308	17,478
	TransDigm Group Inc.	65,435	17,056
	Textron Inc.	334,323	16,412
	Arconic Inc.	490,098	12,483
	Huntington Ingalls
	Industries Inc.	56,941	12,183
	Spirit AeroSystems
	Holdings Inc. Class A	150,747	11,231
	Orbital ATK Inc.	71,396	7,966
*	Teledyne Technologies Inc.	41,410	6,214
	Hexcel Corp.	113,198	6,087
	BWX Technologies Inc.	111,118	6,080
	Curtiss-Wright Corp.	52,336	5,067
	HEICO Corp. Class A	59,374	4,313
*	KLX Inc.	64,972	3,115
*	Moog Inc. Class A	40,040	3,073
	HEICO Corp.	33,371	2,862
*	Mercury Systems Inc.	59,304	2,861
*	Esterline Technologies Corp.	33,391	2,852
*	DigitalGlobe Inc.	77,110	2,653
*	Aerojet Rocketdyne
	Holdings Inc.	78,286	2,320
	AAR Corp.	40,479	1,460
*,^ Axon Enterprise Inc.		66,101	1,435
	Cubic Corp.	32,059	1,377
*	Aerovironment Inc.	26,084	1,279
*	Kratos Defense & Security
	Solutions Inc.	91,238	1,221
*	Engility Holdings Inc.	25,551	794
	National Presto Industries
	Inc.	6,022	600
*	Astronics Corp.	22,407	589
	Triumph Group Inc.	21,402	563
*	KeyW Holding Corp.	55,080	394
*	Astronics Corp. Class B	5,016	131
*	Wesco Aircraft Holdings Inc.	1,379	11
			747,098
Air Freight & Logistics (6.1%)
	United Parcel Service Inc.
	Class B	852,478	97,489
	FedEx Corp.	313,775	67,267
	Expeditors International of
	Washington Inc.	223,091	12,515
	CH Robinson Worldwide
	Inc.	175,033	12,363
*	XPO Logistics Inc.	138,216	8,459
*	Atlas Air Worldwide
	Holdings Inc.	31,302	2,091
	Forward Air Corp.	37,850	1,967

			Market
			Value•
		Shares	($000)
*	Hub Group Inc. Class A	41,774	1,606
*	Air Transport Services
	Group Inc.	69,853	1,604
*	Echo Global Logistics Inc.	93	2
			205,363
Airlines (4.9%)
	Delta Air Lines Inc.	909,231	42,907
	Southwest Airlines Co.	760,984	39,678
	American Airlines Group
	Inc.	623,726	27,905
*	United Continental Holdings
	Inc.	389,480	24,132
	Alaska Air Group Inc.	152,860	11,413
*	JetBlue Airways Corp.	417,863	8,278
*	Spirit Airlines Inc.	86,296	2,938
*	Hawaiian Holdings Inc.	66,778	2,861
	SkyWest Inc.	64,316	2,232
	Allegiant Travel Co. Class A	16,527	1,950
			164,294
Building Products (4.2%)
	Johnson Controls
	International plc	1,161,053	45,966
	Masco Corp.	396,508	14,580
	Fortune Brands Home &
	Security Inc.	191,142	11,952
	Owens Corning	139,347	10,330
	AO Smith Corp.	182,261	10,150
	Allegion plc	118,092	9,295
	Lennox International Inc.	47,868	7,933
*	USG Corp.	118,458	3,554
*	Trex Co. Inc.	36,350	2,763
*	Armstrong World
	Industries Inc.	49,965	2,373
*	Masonite International Corp.	37,216	2,356
	Universal Forest Products
	Inc.	25,459	2,220
	Simpson Manufacturing Co.
	Inc.	50,521	2,212
*	Builders FirstSource Inc.	125,970	2,051
	AAON Inc.	52,358	1,707
	Apogee Enterprises Inc.	35,610	1,556
*	American Woodmark Corp.	18,151	1,503
*	Patrick Industries Inc.	20,011	1,481
*	Continental Building
	Products Inc.	49,977	1,217
*	Gibraltar Industries Inc.	37,468	1,096
	Advanced Drainage
	Systems Inc.	48,466	943
*	NCI Building Systems Inc.	53,486	898
*	CSW Industrials Inc.	19,715	825
*	PGT Innovations Inc.	62,044	819
	Quanex Building Products
	Corp.	38,799	760
	Griffon Corp.	38,865	721
	Insteel Industries Inc.	22,400	561
*	Ply Gem Holdings Inc.	30,355	472
*	Armstrong Flooring Inc.	27,001	403
			142,697

			Market
			Value•
		Shares	($000)
Commercial Services & Supplies (5.6%)
	Waste Management Inc.	545,755	42,083
	Waste Connections Inc.	325,906	21,735
	Republic Services Inc.
	Class A	293,726	19,163
	Cintas Corp.	110,733	14,950
*	Copart Inc.	256,076	8,371
	KAR Auction Services Inc.	169,578	7,646
*	Stericycle Inc.	105,465	7,582
	Rollins Inc.	121,451	5,394
	Healthcare Services
	Group Inc.	90,435	4,630
	Brink’s Co.	56,137	4,404
	Deluxe Corp.	60,102	4,168
*	Clean Harbors Inc.	67,352	3,643
	MSA Safety Inc.	42,328	3,084
	ABM Industries Inc.	69,167	3,073
	Tetra Tech Inc.	71,450	3,044
	Pitney Bowes Inc.	231,071	2,969
	UniFirst Corp.	19,119	2,745
	Herman Miller Inc.	74,429	2,504
	Matthews International
	Corp. Class A	40,228	2,424
^	Covanta Holding Corp.	146,855	2,107
	HNI Corp.	54,940	2,014
	Brady Corp. Class A	59,267	1,977
	Mobile Mini Inc.	54,771	1,657
	Interface Inc. Class A	80,570	1,531
*	ACCO Brands Corp.	136,709	1,497
	Steelcase Inc. Class A	109,241	1,442
	Multi-Color Corp.	17,959	1,433
	Viad Corp.	25,507	1,402
	US Ecology Inc.	27,039	1,390
	West Corp.	58,613	1,370
	McGrath RentCorp	28,655	1,157
	Knoll Inc.	62,072	1,120
*	SP Plus Corp.	28,088	1,036
*	Advanced Disposal Services
	Inc.	38,798	925
*	Casella Waste Systems Inc.
	Class A	48,228	811
	Kimball International Inc.
	Class B	46,351	786
	Quad/Graphics Inc.	38,371	731
*	InnerWorkings Inc.	63,406	664
	Ennis Inc.	32,464	620
	LSC Communications Inc.	21,473	346
	CECO Environmental Corp.	36,486	273
	RR Donnelley & Sons Co.	3,934	36
*	Civeo Corp.	13,490	29
*	Team Inc.	102	1
	Essendant Inc.	88	1
			189,968
Construction & Engineering (1.7%)
	Jacobs Engineering Group
	Inc.	150,190	8,184
*	Quanta Services Inc.	188,180	6,761
	Fluor Corp.	173,030	6,674

Industrials Index Fund

			Market
			Value•
		Shares	($000)
*	AECOM	192,605	6,452
	EMCOR Group Inc.	73,844	4,877
	Valmont Industries Inc.	27,966	4,015
*	MasTec Inc.	82,199	3,354
*	Dycom Industries Inc.	39,240	3,166
	Granite Construction Inc.	49,402	2,728
	KBR Inc.	107,767	1,753
	Comfort Systems USA Inc.	46,725	1,591
	Primoris Services Corp.	51,753	1,481
*	Tutor Perini Corp.	49,723	1,300
	Argan Inc.	18,199	1,153
*	Aegion Corp. Class A	42,440	920
^	Chicago Bridge & Iron Co.
	NV	69,723	860
*	MYR Group Inc.	20,440	528
*	NV5 Global Inc.	9,851	475
			56,272
Electrical Equipment (5.1%)
	Emerson Electric Co.	797,855	47,105
	Eaton Corp. plc	556,217	39,914
	Rockwell Automation Inc.	159,209	26,120
	AMETEK Inc.	284,355	17,985
	Acuity Brands Inc.	54,548	9,644
*	Sensata Technologies
	Holding NV	211,881	9,463
	Hubbell Inc. Class B	65,372	7,373
	Regal Beloit Corp.	55,474	4,183
	EnerSys	53,829	3,450
*	Generac Holdings Inc.	77,671	3,136
	AZZ Inc.	32,365	1,583
	Encore Wire Corp.	25,957	1,114
*	Thermon Group Holdings
	Inc.	40,444	668
*	Atkore International Group
	Inc.	39,192	653
*	Sunrun Inc.	84,961	569
*	Vicor Corp.	22,190	432
	General Cable Corp.	18,313	310
*	Vivint Solar Inc.	38,568	183
*	TPI Composites Inc.	8,670	176
*,^ Plug Power Inc.		79,138	169
*	Babcock & Wilcox
	Enterprises Inc.	774	2
	Powell Industries Inc.	20	1
			174,233
Industrial Conglomerates (17.1%)
	General Electric Co.	10,761,324	264,190
	3M Co.	737,777	150,743
	Honeywell International
	Inc.	894,638	123,702
	Roper Technologies Inc.	126,115	29,090
	Carlisle Cos. Inc.	80,097	7,584
	Raven Industries Inc.	44,940	1,258
			576,567
Machinery (17.9%)
	Caterpillar Inc.	727,704	85,498
	Illinois Tool Works Inc.	385,772	53,047
	Deere & Co.	334,620	38,792
	Cummins Inc.	197,687	31,507
	PACCAR Inc.	434,113	28,795
	Ingersoll-Rand plc	321,138	27,422
	Stanley Black & Decker Inc. 189,058		27,224
	Parker-Hannifin Corp.	165,013	26,549
	Fortive Corp.	385,496	25,046
	Dover Corp.	192,412	16,332
	Xylem Inc.	222,234	13,794
	Pentair plc	214,240	13,294
	IDEX Corp.	94,570	11,120
	Snap-on Inc.	71,860	10,604
*	WABCO Holdings Inc.	64,158	9,214
*	Middleby Corp.	71,204	8,665

			Market
			Value•
		Shares	($000)
	Toro Co.	133,408	8,229
	Graco Inc.	69,478	8,025
^	Wabtec Corp.	107,012	7,552
	Donaldson Co. Inc.	155,214	7,334
	Nordson Corp.	64,159	7,013
	Oshkosh Corp.	92,477	6,899
	Lincoln Electric Holdings
	Inc.	73,226	6,359
	Flowserve Corp.	161,840	6,357
	Allison Transmission
	Holdings Inc.	181,021	6,287
	AGCO Corp.	79,778	5,461
	Terex Corp.	131,068	5,053
	Trinity Industries Inc.	169,593	4,891
	Woodward Inc.	68,400	4,802
*	Colfax Corp.	114,203	4,554
	ITT Inc.	110,085	4,443
	Crane Co.	58,941	4,375
	Barnes Group Inc.	63,361	3,961
	Timken Co.	86,996	3,902
	Kennametal Inc.	99,852	3,495
	John Bean Technologies
	Corp.	39,065	3,465
*	RBC Bearings Inc.	29,870	3,294
*	Welbilt Inc.	163,954	3,263
*	Rexnord Corp.	128,099	3,059
	Hillenbrand Inc.	79,461	2,841
	Mueller Water Products Inc.
	Class A	202,511	2,428
*	Proto Labs Inc.	31,331	2,250
*	Meritor Inc.	104,096	2,067
	Mueller Industries Inc.	68,343	2,039
	Watts Water Technologies
	Inc. Class A	32,759	2,021
	Albany International Corp.	35,843	1,921
*	Navistar International Corp.	55,783	1,906
	Franklin Electric Co. Inc.	48,855	1,883
	EnPro Industries Inc.	26,680	1,880
	Actuant Corp. Class A	73,779	1,774
	ESCO Technologies Inc.	31,965	1,740
	Altra Industrial Motion Corp.	36,290	1,671
	Wabash National Corp.	74,749	1,571
	Greenbrier Cos. Inc.	35,552	1,525
	Standex International Corp.	15,849	1,513
	Sun Hydraulics Corp.	30,283	1,451
	Federal Signal Corp.	74,861	1,399
*	TriMas Corp.	57,324	1,387
*	Manitowoc Co. Inc.	167,923	1,382
	Tennant Co.	22,357	1,363
*	SPX Corp.	53,041	1,278
	Astec Industries Inc.	24,508	1,218
	Kadant Inc.	13,791	1,198
*	Milacron Holdings Corp.	73,984	1,180
^	Lindsay Corp.	13,304	1,152
	Alamo Group Inc.	12,303	1,129
	Briggs & Stratton Corp.	53,444	1,119
*	Lydall Inc.	21,527	1,012
	Douglas Dynamics Inc.	28,011	978
	CIRCOR International Inc.	17,663	848
	NN Inc.	33,086	844
	Columbus McKinnon Corp.	25,117	830
	Global Brass & Copper
	Holdings Inc.	27,060	808
*	SPX FLOW Inc.	23,448	785
	Hyster-Yale Materials
	Handling Inc.	10,512	748
	Gorman-Rupp Co.	23,876	727
*	Harsco Corp.	33,057	565
	Titan International Inc.	62,631	537
	Park-Ohio Holdings Corp.	10,133	404

			Market
			Value•
		Shares	($000)
^	American Railcar Industries
	Inc.	10,337	372
*	Energy Recovery Inc.	43,573	283
*	Chart Industries Inc.	6,072	205
*	Blue Bird Corp.	9,146	166
			605,374
Marine (0.2%)
*	Kirby Corp.	67,066	4,198
	Matson Inc.	54,112	1,396
			5,594
Professional Services (4.0%)
*	IHS Markit Ltd.	502,531	23,539
	Equifax Inc.	148,500	21,157
	Nielsen Holdings plc	442,413	17,188
*	Verisk Analytics Inc. Class A	195,631	15,856
	ManpowerGroup Inc.	83,857	9,351
*	TransUnion	191,647	9,172
	Robert Half International Inc.	158,107	7,162
	Dun & Bradstreet Corp.	45,656	5,088
*	On Assignment Inc.	62,740	2,993
*	WageWorks Inc.	49,294	2,906
*	Advisory Board Co.	50,306	2,679
	Korn/Ferry International	67,577	2,252
	Exponent Inc.	32,206	2,193
	Insperity Inc.	23,479	1,885
*	TriNet Group Inc.	51,676	1,846
*	FTI Consulting Inc.	51,665	1,752
*	ICF International Inc.	23,783	1,143
*	TrueBlue Inc.	52,724	1,078
*	CBIZ Inc.	65,231	988
*	Navigant Consulting Inc.	59,781	916
	Kelly Services Inc. Class A	39,020	844
*	RPX Corp.	56,694	740
	Kforce Inc.	30,171	543
*	GP Strategies Corp.	15,969	457
	Resources Connection Inc.	35,408	452
	Heidrick & Struggles
	International Inc.	24,366	445
*	Mistras Group Inc.	21,465	406
*	Huron Consulting Group Inc.	75	2
*	Acacia Research Corp.	118	—
			135,033
Road & Rail (8.1%)
	Union Pacific Corp.	1,005,550	105,884
	CSX Corp.	1,145,884	57,523
	Norfolk Southern Corp.	359,375	43,312
	Kansas City Southern	132,023	13,655
	JB Hunt Transport
	Services Inc.	110,325	10,910
	Old Dominion Freight
	Line Inc.	81,693	8,161
*	Genesee & Wyoming Inc.
	Class A	76,115	5,218
	Ryder System Inc.	66,221	5,139
	Landstar System Inc.	51,997	4,854
*	Avis Budget Group Inc.	96,291	3,489
	Knight Transportation Inc.	84,709	3,308
	AMERCO	8,507	3,175
*	Swift Transportation Co.	98,841	2,773
	Werner Enterprises Inc.	58,240	1,928
*	Saia Inc.	31,646	1,790
	Heartland Express Inc.	56,840	1,260
	ArcBest Corp.	30,649	910
	Marten Transport Ltd.	50,850	872
*	YRC Worldwide Inc.	19,518	261
*	Roadrunner Transportation
	Systems Inc.	5,146	38
*	Hertz Global Holdings Inc.	1,044	23
	Celadon Group Inc.	2,013	10
			274,493

Industrials Index Fund

			Market
			Value•
		Shares	($000)
Trading Companies & Distributors (2.7%)
	Fastenal Co.	358,146	15,282
*	United Rentals Inc.	104,434	12,330
	WW Grainger Inc.	69,238	11,256
*	HD Supply Holdings Inc.	249,915	8,322
	Watsco Inc.	37,593	5,540
	Air Lease Corp. Class A	121,442	4,935
	MSC Industrial Direct Co.
	Inc. Class A	55,953	3,854
*	Univar Inc.	130,569	3,683
*	Beacon Roofing Supply Inc.	74,974	3,531
*	WESCO International Inc.	60,283	3,041
^	GATX Corp.	46,496	2,817
	Applied Industrial
	Technologies Inc.	48,673	2,774
*	SiteOne Landscape Supply
	Inc.	49,296	2,477
	Triton International Ltd.	55,348	2,044
*	Rush Enterprises Inc.
	Class A	37,728	1,547
	Aircastle Ltd.	68,413	1,534
*	BMC Stock Holdings Inc.	74,635	1,515
	Kaman Corp.	28,716	1,408
*	GMS Inc.	35,992	1,158
	H&E Equipment Services
	Inc.	39,938	940
*	MRC Global Inc.	54,705	863
*	NOW Inc.	68,561	799
*	Veritiv Corp.	14,938	418
*	Rush Enterprises Inc.
	Class B	6,363	245
*	Nexeo Solutions Inc.	34,114	245
*	Herc Holdings Inc.	4,375	185
*	DXP Enterprises Inc.	3,335	90
			92,833
Transportation Infrastructure (0.2%)
	Macquarie Infrastructure
	Corp.	96,885	7,216
			7,216
Total Common Stocks
(Cost $2,897,037)			3,377,035
Temporary Cash Investment (0.1%)
Money Market Fund (0.1%)
[1,2] Vanguard Market
	Liquidity Fund, 1.224%
	(Cost $2,070)	20,703	2,071
Total Investments (100.0%)
(Cost $2,899,107)			3,379,106

Amount
($000)
Other Assets and Liabilities (0.0%)
Other Assets
Investment in Vanguard	215
Receivables for Investment Securities Sold 2,639
Receivables for Accrued Income	9,346
Receivables for Capital Shares Issued	624
Total Other Assets	12,824
Liabilities
Payables for Investment Securities
Purchased	(4,384)
Collateral for Securities on Loan	(2,069)
Payables for Capital Shares Redeemed	(72)
Payables to Vanguard	(970)
Other Liabilities	(6,605)
Total Liabilities	(14,100)
Net Assets (100%)	3,377,830

At August 31, 2017, net assets consisted of:
Amount
($000)
Paid-in Capital	2,939,104
Undistributed Net Investment Income	12,296
Accumulated Net Realized Losses	(53,569)
Unrealized Appreciation (Depreciation)	479,999
Net Assets	3,377,830

ETF Shares—Net Assets
Applicable to 24,879,608 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	3,202,122
Net Asset Value Per Share—
ETF Shares	$128.70

Admiral Shares—Net Assets
Applicable to 2,657,353 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	175,708
Net Asset Value Per Share—
Admiral Shares	$66.12

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $1,938,000.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate
shown is the 7-day yield.
2 Includes $2,069,000 of collateral received for securities on loan.

See accompanying Notes, which are an integral part of the Financial Statements.

Industrials Index Fund

Statement of Operations

Year Ended
August 31, 2017
($000)
Investment Income
Income
Dividends	59,495
Interest[1]	9
Securities Lending—Net	304
Total Income	59,808
Expenses
The Vanguard Group—Note B
Investment Advisory Services	598
Management and Administrative—
ETF Shares	1,816
Management and Administrative—
Admiral Shares	81
Marketing and Distribution—
ETF Shares	145
Marketing and Distribution—
Admiral Shares	14
Custodian Fees	120
Auditing Fees	34
Shareholders’ Reports and Proxy—
ETF Shares	116
Shareholders’ Reports and Proxy—
Admiral Shares	5
Trustees’ Fees and Expenses	2
Total Expenses	2,931
Net Investment Income	56,877
Realized Net Gain (Loss)
Investment Securities Sold[1]	92,030
Futures Contracts	(20)
Realized Net Gain (Loss)	92,010
Change in Unrealized Appreciation
(Depreciation)
Investment Securities	293,613
Futures Contracts	5
Change in Unrealized Appreciation
(Depreciation)	293,618
Net Increase (Decrease) in Net Assets
Resulting from Operations	442,505
1 Interest income and realized net gain (loss) from an affiliated company of the fund were $6,000 and $0, respectively.

Statement of Changes in Net Assets

	Year Ended August 31,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	56,877	44,292
Realized Net Gain (Loss)	92,010	57,227
Change in Unrealized Appreciation (Depreciation)	293,618	201,269
Net Increase (Decrease) in Net Assets Resulting from Operations	442,505	302,788
Distributions
Net Investment Income
ETF Shares	(51,022)	(58,676)
Admiral Shares	(2,396)	(1,953)
Realized Capital Gain
ETF Shares	—	—
Admiral Shares	—	—
Total Distributions	(53,418)	(60,629)
Capital Share Transactions
ETF Shares	492,584	205,564
Admiral Shares	81,187	3,504
Net Increase (Decrease) from Capital Share Transactions	573,771	209,068
Total Increase (Decrease)	962,858	451,227
Net Assets
Beginning of Period	2,414,972	1,963,745
End of Period[1]	3,377,830	2,414,972
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $12,296,000 and $8,799,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Industrials Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$111.57	$99.23	$103.95	$84.17	$67.82
Investment Operations
Net Investment Income	2.383[1]	2.083	1.914	1.508	1.517[1]
Net Realized and Unrealized Gain (Loss)
on Investments	16.998	13.204	(4.961)	19.332	16.321
Total from Investment Operations	19.381	15.287	(3.047)	20.840	17.838
Distributions
Dividends from Net Investment Income	(2.251)	(2.947)	(1.673)	(1.060)	(1.488)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(2.251)	(2.947)	(1.673)	(1.060)	(1.488)
Net Asset Value, End of Period	$128.70	$111.57	$99.23	$103.95	$84.17

Total Return	17.55%	15.78%	-3.03%	24.83%	26.69%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,202	$2,338	$1,898	$1,883	$1,104
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.10%	0.12%	0.14%
Ratio of Net Investment Income to
Average Net Assets	1.95%	2.08%	1.83%	1.69%	1.97%
Portfolio Turnover Rate[2]	5%	8%	4%	5%	6%

1 Calculated based on average shares outstanding.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

Admiral Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$57.32	$50.98	$53.40	$43.24	$34.84
Investment Operations
Net Investment Income	1.237[1]	1.069	.982	.780	.780[1]
Net Realized and Unrealized Gain (Loss)
on Investments	8.721	6.783	(2.541)	9.922	8.382
Total from Investment Operations	9.958	7.852	(1.559)	10.702	9.162
Distributions
Dividends from Net Investment Income	(1.158)	(1.512)	(.861)	(.542)	(.762)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.158)	(1.512)	(.861)	(.542)	(.762)
Net Asset Value, End of Period	$66.12	$57.32	$50.98	$53.40	$43.24

Total Return [2]	17.55%	15.77%	-2.98%	24.84%	26.70%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$176	$77	$66	$71	$18
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.10%	0.12%	0.14%
Ratio of Net Investment Income to
Average Net Assets	1.95%	2.08%	1.83%	1.69%	1.97%
Portfolio Turnover Rate[3]	5%	8%	4%	5%	6%

1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Industrials Index Fund

Notes to Financial Statements

Vanguard Industrials Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Admiral Shares. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended August 31, 2017, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts each quarter-end during the period. The fund had no open futures contracts at August 31, 2017.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2014–2017), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may

Industrials Index Fund

experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2017, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and the proxy. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2017, the fund had contributed to Vanguard capital in the amount of $215,000, representing 0.01% of the fund’s net assets and 0.09% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted
on the Statement of Net Assets.

At August 31, 2017, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss

Industrials Index Fund

are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended August 31, 2017, the fund realized $128,911,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at August 31, 2017, the fund had $13,262,000 of ordinary income available for distribution. At August 31, 2017, the fund had available capital losses totaling $53,569,000 to offset future net capital gains. Of this amount, $16,635,000 is subject to expiration dates; $11,504,000 may be used to offset future net capital gains through August 31, 2018, and $5,131,000 through August 31, 2019. Capital losses of $36,934,000 realized beginning in fiscal 2012 may be carried forward indefinitely under the Regulated Investment Company Modernization Act of 2010, but must be used before any expiring loss carryforwards.

At August 31, 2017, the cost of investment securities for tax purposes was $2,899,266,000. Net unrealized appreciation of investment securities for tax purposes was $479,840,000, consisting of unrealized gains of $591,159,000 on securities that had risen in value since their purchase and $111,319,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended August 31, 2017, the fund purchased $1,177,381,000 of investment securities and sold $597,788,000 of investment securities, other than temporary cash investments. Purchases and sales include $906,025,000 and $464,909,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

F. Capital share transactions for each class of shares were:
			Year Ended August 31,
		2017		2016
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued	957,768	7,878	445,652	4,225
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(465,184)	(3,950)	(240,088)	(2,400)
Net Increase (Decrease)—ETF Shares	492,584	3,928	205,564	1,825
Admiral Shares
Issued	137,665	2,204	32,083	601
Issued in Lieu of Cash Distributions	2,135	34	1,846	36
Redeemed	(58,613)	(930)	(30,425)	(578)
Net Increase (Decrease)—Admiral Shares	81,187	1,308	3,504	59

At August 31, 2017, one shareholder was the record or beneficial owner of 50% of the fund’s net assets. If the shareholder were to redeem its investment in the fund, the redemption might result in an increase in the fund’s expense ratio.

G. Management has determined that no material events or transactions occurred subsequent to August 31, 2017, that would require recognition or disclosure in these financial statements.

Information Technology Index Fund

Fund Profile
As of August 31, 2017

Share-Class Characteristics
	ETF	Admiral
	Shares	Shares
Ticker Symbol	VGT	VITAX
Expense Ratio[1]	0.10%	0.10%
30-Day SEC Yield	1.12%	1.12%

Portfolio Characteristics
		MSCI
		US IMI/
Information			MSCI
Technology			US IMI/
	Fund	25/50	2500
Number of Stocks	364	362	2,482
Median Market Cap $164.8B		$164.8B	$63.1B
Price/Earnings Ratio	24.8x	24.8x	22.0x
Price/Book Ratio	4.9x	4.9x	2.9x
Return on Equity	17.4%	17.4%	15.1%
Earnings Growth Rate	11.9%	11.9%	9.4%
Dividend Yield	1.2%	1.2%	1.8%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	6%	—	—
Short-Term Reserves	0.0%	—	—

Volatility Measures
	MSCI US
	IMI/Information
	Technology	MSCI US
	25/50	IMI/2500
R-Squared	1.00	0.73
Beta	1.00	1.16
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Subindustry Diversification
(% of equity exposure)

Application Software	6.4%
Communications Equipment	4.9
Data Processing & Outsourced Services	11.3
Electronic Components	1.3
Electronic Equipment & Instruments	1.0
Electronic Manufacturing Services	1.0
Home Entertainment Software	1.7
Internet Software & Services	19.9
IT Consulting & Other Services	5.6
Semiconductor Equipment	2.2
Semiconductors	13.0
Systems Software	14.2
Technology Hardware, Storage & Peripherals	16.9
Other Information Technology	0.6
Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.

Ten Largest Holdings (% of total net assets)

Apple Inc.	Technology Hardware,
	Storage & Peripherals	14.8%
Alphabet Inc.	Internet Software
	& Services	10.0
Microsoft Corp.	Systems Software	9.5
Facebook Inc.	Internet Software
	& Services	7.0
Visa Inc.	Data Processing
	& Outsourced Services	3.3
Intel Corp.	Semiconductors	2.8
Cisco Systems Inc.	Communications
	Equipment	2.8
Oracle Corp.	Systems Software	2.7
International
Business Machines	IT Consulting &
Corp.	Other Services	2.2
MasterCard Inc.	Data Processing
	& Outsourced Services	2.2
Top Ten		57.3%
The holdings listed exclude any temporary cash investments and equity index products.

1 The expense ratios shown are from the prospectus dated December 22, 2016, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2017, the expense ratios were 0.10% for
ETF Shares and 0.10% for Admiral Shares.

Information Technology Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: August 31, 2007–August 31, 2017

Initial Investment of $10,000

		Average Annual Total Returns		Final Value
		Periods Ended August 31, 2017		of a $10,000
	One Year	Five Years	Ten Years	Investment
Information Technology Index Fund
ETF Shares Net Asset Value	29.93%	17.36%	11.03%	$28,484
Information Technology Index Fund
ETF Shares Market Price	29.93	17.35	11.04	28,491
Spliced US IMI/Information Technology 25/50	30.05	17.49	11.19	28,889
Science and Technology Funds Average	29.57	17.57	9.99	25,921
MSCI US IMI/2500	16.06	14.29	7.84	21,281

For a benchmark description, see the Glossary.
Science and Technology Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

				Final Value
				of a $100,000
	One Year	Five Years	Ten Years	Investment
Information Technology Index Fund Admiral Shares	29.94%	17.37%	11.03%	$284,743
Spliced US IMI/Information Technology 25/50	30.05	17.49	11.19	288,888
MSCI US IMI/2500	16.06	14.29	7.84	212,807

See Financial Highlights for dividend and capital gains information.

Information Technology Index Fund

Fiscal-Year Total Returns (%): August 31, 2007–August 31, 2017

For a benchmark description, see the Glossary.

Cumulative Returns: ETF Shares, August 31, 2007–August 31, 2017

	One Year	Five Years	Ten Years
Information Technology Index Fund ETF Shares Market Price	29.93%	122.56%	184.91%
Information Technology Index Fund ETF Shares Net Asset Value	29.93	122.63	184.84
Spliced US IMI/Information Technology 25/50	30.05	123.86	188.89

Average Annual Total Returns: Periods Ended June 30, 2017
This table presents total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception Date	One Year	Five Years	Ten Years
ETF Shares	1/26/2004
Market Price		33.28%	16.98%	10.44%
Net Asset Value		33.26	16.95	10.43
Admiral Shares	3/25/2004	33.25	16.96	10.42

See Financial Highlights for dividend and capital gains information.

Information Technology Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2017

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (100.0%)
Communications Equipment (4.9%)
	Cisco Systems Inc.	13,435,018	432,742
	Harris Corp.	327,287	40,224
	Motorola Solutions Inc.	438,900	38,676
*	Palo Alto Networks Inc.	246,597	32,721
	Juniper Networks Inc.	1,026,482	28,464
*	Arista Networks Inc.	125,692	22,141
*	F5 Networks Inc.	173,775	20,745
*	CommScope Holding Co.
	Inc.	517,891	17,122
	Brocade Communications
	Systems Inc.	1,101,965	13,642
*	ARRIS International plc	478,978	13,344
*,^ ViaSat Inc.		147,106	9,357
*	Lumentum Holdings Inc.	163,603	9,301
*	Ciena Corp.	379,337	8,198
*	EchoStar Corp. Class A	128,656	7,758
*	NetScout Systems Inc.	234,795	7,690
*	Finisar Corp.	300,660	7,261
	InterDigital Inc.	93,608	6,679
*	Viavi Solutions Inc.	609,417	6,119
*,^ Ubiquiti Networks Inc.		75,356	4,491
*	NETGEAR Inc.	87,542	4,202
	Plantronics Inc.	90,733	3,868
*,^ Oclaro Inc.		450,113	3,785
*	Extreme Networks Inc.	295,843	3,382
*	Infinera Corp.	393,623	3,330
*,^ Applied Optoelectronics Inc.		48,447	2,864
	ADTRAN Inc.	128,335	2,836
*,^ Acacia Communications Inc.		45,876	2,240
*	Mitel Networks Corp.	242,496	1,974
*	CalAmp Corp.	98,376	1,824
*	ShoreTel Inc.	186,864	1,392
	Comtech
	Telecommunications Corp.	65,831	1,288
*	Sonus Networks Inc.	131,168	906
*	Harmonic Inc.	212,743	691
*	Quantenna
	Communications Inc.	36,120	671
*	Calix Inc.	121,464	595
			762,523
Electronic Equipment, Instruments
& Components (4.0%)
	TE Connectivity Ltd.	953,237	75,878
	Corning Inc.	2,470,899	71,063
	Amphenol Corp. Class A	820,609	66,420
	CDW Corp.	421,778	26,749
*	Trimble Inc.	678,747	26,254
	Cognex Corp.	232,557	25,342
*	Flex Ltd.	1,422,846	23,150
*	Keysight Technologies Inc.	498,096	20,352
*	Arrow Electronics Inc.	238,965	18,981
*	IPG Photonics Corp.	100,814	17,722
*	Coherent Inc.	66,020	15,404
*	Zebra Technologies Corp.	142,182	14,658
	Universal Display Corp.	114,043	14,495
	FLIR Systems Inc.	366,738	13,936
	Jabil Inc.	439,504	13,778

			Market
			Value•
		Shares	($000)
	Avnet Inc.	335,660	12,946
	National Instruments Corp.	313,441	12,660
	Littelfuse Inc.	61,154	11,384
*	Tech Data Corp.	102,103	11,261
	SYNNEX Corp.	80,301	9,605
	Belden Inc.	113,172	8,722
	Dolby Laboratories Inc.
	Class A	155,742	7,859
*	Sanmina Corp.	202,851	7,597
*	Itron Inc.	92,840	6,740
	Vishay Intertechnology Inc.	357,318	6,324
*	VeriFone Systems Inc.	300,371	5,938
*	Anixter International Inc.	80,192	5,918
*	Rogers Corp.	48,657	5,768
*	II-VI Inc.	151,628	5,436
*	Plexus Corp.	91,093	4,744
*	Benchmark Electronics Inc.	133,332	4,333
*	OSI Systems Inc.	47,636	3,957
*	Fabrinet	100,766	3,914
*	Insight Enterprises Inc.	97,177	3,895
	Methode Electronics Inc.	93,478	3,823
	Badger Meter Inc.	78,441	3,600
*	Novanta Inc.	89,338	3,493
*	Knowles Corp.	236,362	3,467
*	TTM Technologies Inc.	234,137	3,334
*	ePlus Inc.	37,644	3,151
*	ScanSource Inc.	66,943	2,627
*	Fitbit Inc. Class A	422,518	2,548
	AVX Corp.	136,146	2,376
	MTS Systems Corp.	45,178	2,187
	CTS Corp.	84,159	1,894
*	FARO Technologies Inc.	45,018	1,551
*	Kimball Electronics Inc.	75,608	1,440
	Mesa Laboratories Inc.	9,003	1,230
	Park Electrochemical Corp.	52,856	960
	Daktronics Inc.	98,779	951
	PC Connection Inc.	32,681	834
			622,649
Internet & Direct Marketing Retail (0.0%)
*	Etsy Inc.	217,556	3,561

Internet Software & Services (19.9%)
*	Facebook Inc. Class A	6,353,977	1,092,693
*	Alphabet Inc. Class C	839,052	788,147
*	Alphabet Inc. Class A	799,710	763,915
*	eBay Inc.	2,763,753	99,854
	MercadoLibre Inc.	112,673	29,123
*	Twitter Inc.	1,667,959	28,205
*	VeriSign Inc.	245,206	25,440
*	CoStar Group Inc.	88,001	25,223
*	IAC/InterActiveCorp	195,975	22,245
*	Akamai Technologies Inc.	465,855	21,965
	LogMeIn Inc.	140,933	16,123
*	GrubHub Inc.	220,339	12,579
*	Zillow Group Inc.	280,819	11,126
*	GoDaddy Inc. Class A	225,522	10,108
	j2 Global Inc.	128,889	9,703
*	Yelp Inc. Class A	205,569	8,757
*	Stamps.com Inc.	43,155	8,253

			Market
			Value•
		Shares	($000)
*	WebMD Health Corp.	100,818	6,698
*	2U Inc.	121,399	6,082
*,^ Cimpress NV		63,032	5,827
*	Pandora Media Inc.	647,374	5,470
*	Zillow Group Inc. Class A	132,696	5,297
*	Envestnet Inc.	116,864	5,195
*	Cornerstone OnDemand
	Inc.	138,439	4,843
*	Cars.com Inc.	184,624	4,774
*	Twilio Inc. Class A	157,278	4,605
*	New Relic Inc.	86,603	4,148
*	Box Inc.	198,705	3,899
*	Trade Desk Inc. Class A	70,160	3,716
*	Q2 Holdings Inc.	83,194	3,378
*	TrueCar Inc.	188,222	3,190
*	Quotient Technology Inc.	194,524	2,918
*	SPS Commerce Inc.	46,901	2,857
*	Match Group Inc.	129,994	2,827
*	Web.com Group Inc.	111,168	2,813
	NIC Inc.	168,413	2,754
*	GTT Communications Inc.	84,333	2,678
*	Five9 Inc.	117,745	2,532
*	Blucora Inc.	109,627	2,500
*,^ Gogo Inc.		148,722	2,084
*	Hortonworks Inc.	119,910	2,037
*	Coupa Software Inc.	66,777	2,034
*,^ Nutanix Inc.		91,410	2,011
*	Alarm.com Holdings Inc.	42,724	1,919
*	Bankrate Inc.	131,754	1,825
*	MINDBODY Inc. Class A	76,401	1,807
*	LivePerson Inc.	130,984	1,755
*	Shutterstock Inc.	51,512	1,730
*	CommerceHub Inc.	75,984	1,613
*	Endurance International
	Group Holdings Inc.	170,048	1,309
*	Benefitfocus Inc.	40,848	1,260
*	XO Group Inc.	66,988	1,247
*	Angie’s List Inc.	101,580	1,235
*,^ Tucows Inc. Class A		20,810	1,100
*	Actua Corp.	81,254	1,040
*	Instructure Inc.	34,974	1,035
*	Bazaarvoice Inc.	209,299	994
*	Apptio Inc. Class A	53,005	944
*	CommerceHub Inc.
	Class A	37,471	831
*	Meet Group Inc.	159,525	625
*	Internap Corp.	105,851	473
*	Appfolio Inc.	9,883	424
*	DHI Group Inc.	119,455	233
*	Rocket Fuel Inc.	285	1
			3,094,026
IT Services (16.9%)
	Visa Inc. Class A	4,960,798	513,542
	International Business
	Machines Corp.	2,398,281	343,026
	Mastercard Inc. Class A	2,548,723	339,745
	Accenture plc Class A	1,666,227	217,876
*	PayPal Holdings Inc.	3,066,560	189,145

Information Technology Index Fund

			Market
			Value•
		Shares	($000)
	Automatic Data
	Processing Inc.	1,202,376	128,017
	Cognizant Technology
	Solutions Corp. Class A	1,583,265	112,048
	Fidelity National
	Information Services Inc.	887,667	82,482
*	Fiserv Inc.	571,095	70,650
	DXC Technology Co.	760,288	64,624
	Paychex Inc.	869,076	49,563
	Global Payments Inc.	409,745	39,126
*	FleetCor Technologies Inc.	247,792	35,625
	Total System Services Inc.	445,362	30,783
*	Vantiv Inc. Class A	435,095	30,757
	Alliance Data Systems
	Corp.	134,546	30,340
*	Gartner Inc.	243,242	29,333
	Broadridge Financial
	Solutions Inc.	315,675	24,664
	Western Union Co.	1,265,485	23,943
	Leidos Holdings Inc.	385,645	22,491
	Jack Henry & Associates
	Inc.	208,330	21,473
*	First Data Corp. Class A	956,186	17,603
*	Square Inc.	586,220	15,306
	CSRA Inc.	439,744	13,856
	Booz Allen Hamilton
	Holding Corp. Class A	397,203	13,549
*	Euronet Worldwide Inc.	134,014	13,170
*	WEX Inc.	104,189	11,371
*	Teradata Corp.	351,574	11,222
*	EPAM Systems Inc.	132,304	10,760
*	CoreLogic Inc.	226,633	10,645
	MAXIMUS Inc.	173,472	10,544
	Sabre Corp.	562,299	10,369
	Science Applications
	International Corp.	118,045	8,721
	DST Systems Inc.	165,806	8,511
*	CACI International Inc.
	Class A	65,556	8,509
*	Conduent Inc.	477,685	7,887
*	Blackhawk Network
	Holdings Inc.	143,222	6,416
	Convergys Corp.	252,944	5,944
*	ExlService Holdings Inc.	91,252	5,136
	Travelport Worldwide Ltd.	336,053	5,088
*	Acxiom Corp.	209,910	4,889
*	Black Knight Financial
	Services Inc. Class A	83,733	3,567
	CSG Systems International
	Inc.	91,105	3,527
*	Cardtronics plc Class A	124,242	3,228
	EVERTEC Inc.	164,943	3,035
	ManTech International
	Corp. Class A	69,916	2,812
*	Sykes Enterprises Inc.	103,883	2,769
*	Virtusa Corp.	75,442	2,740
	Cass Information Systems
	Inc.	29,493	1,806
*	Perficient Inc.	98,330	1,799
	TeleTech Holdings Inc.	44,335	1,760
	Syntel Inc.	90,135	1,628
*	Net 1 UEPS Technologies
	Inc.	150,491	1,404
*	MoneyGram International
	Inc.	85,962	1,355
*	Everi Holdings Inc.	175,271	1,351
*,^ Unisys Corp.		134,694	1,044
	Forrester Research Inc.	25,273	1,030
	Hackett Group Inc.	65,674	897
			2,634,501

			Market
			Value•
		Shares	($000)
Semiconductors & Semiconductor
Equipment (15.1%)
	Intel Corp.	12,652,979	443,740
	Broadcom Ltd.	1,078,479	271,852
	NVIDIA Corp.	1,598,836	270,907
	Texas Instruments Inc.	2,677,198	221,726
	QUALCOMM Inc.	3,969,987	207,511
	Applied Materials Inc.	2,887,804	130,298
*	Micron Technology Inc.	2,825,125	90,319
	Analog Devices Inc.	986,595	82,548
	Lam Research Corp.	433,785	72,000
	Microchip Technology Inc.	615,754	53,447
	Skyworks Solutions Inc.	495,418	52,197
	Xilinx Inc.	665,942	43,992
	KLA-Tencor Corp.	421,483	39,489
	Maxim Integrated
	Products Inc.	758,750	35,403
*	Advanced Micro Devices
	Inc.	2,157,174	28,043
*	Qorvo Inc.	341,956	25,038
*	ON Semiconductor Corp.	1,132,877	19,350
	Marvell Technology
	Group Ltd.	1,077,612	19,300
	Teradyne Inc.	534,147	19,021
*	Microsemi Corp.	310,306	15,633
	Cypress Semiconductor
	Corp.	884,513	12,109
	MKS Instruments Inc.	145,277	11,964
*	Cavium Inc.	182,331	11,543
	Versum Materials Inc.	292,134	10,789
	Monolithic Power
	Systems Inc.	105,673	10,707
*	Cirrus Logic Inc.	172,491	10,001
*	First Solar Inc.	209,638	9,845
*	Entegris Inc.	379,307	9,653
*	Integrated Device
	Technology Inc.	360,152	8,899
*	Silicon Laboratories Inc.	114,053	8,657
*	Advanced Energy
	Industries Inc.	106,862	7,859
*	Semtech Corp.	176,696	6,644
*	Cree Inc.	263,191	6,403
	Power Integrations Inc.	80,269	5,848
*,^ Mellanox Technologies Ltd. 120,810			5,672
*	MACOM Technology
	Solutions Holdings Inc.	110,696	5,041
	Brooks Automation Inc.	187,783	4,895
	Cabot Microelectronics
	Corp.	68,245	4,888
*	Ambarella Inc.	89,622	4,875
*	Synaptics Inc.	94,399	3,924
*	Inphi Corp.	101,959	3,904
*	Rambus Inc.	300,806	3,901
*	MaxLinear Inc.	175,685	3,795
	Xperi Corp.	134,081	3,654
*	Kulicke & Soffa Industries
	Inc.	188,929	3,595
*	FormFactor Inc.	196,277	2,964
*	Diodes Inc.	102,701	2,890
*	Amkor Technology Inc.	287,615	2,525
*	Veeco Instruments Inc.	129,423	2,446
*	CEVA Inc.	59,074	2,395
*	SolarEdge Technologies
	Inc.	71,248	1,906
*	Lattice Semiconductor
	Corp.	320,489	1,811
*	Rudolph Technologies Inc.	78,089	1,734
*,^ Impinj Inc.		43,631	1,668
*	Nanometrics Inc.	64,333	1,659
*	IXYS Corp.	67,963	1,563

			Market
			Value•
		Shares	($000)
*,^ SunPower Corp. Class A		165,252	1,461
*	Photronics Inc.	184,749	1,460
*	Xcerra Corp.	145,723	1,431
*	Ichor Holdings Ltd.	47,082	1,077
*	PDF Solutions Inc.	70,863	1,076
*	Alpha & Omega
	Semiconductor Ltd.	51,185	813
*,^ NeoPhotonics Corp.		82,164	481
			2,352,239
Software (22.3%)
	Microsoft Corp.	19,707,144	1,473,503
	Oracle Corp.	8,292,125	417,343
*	Adobe Systems Inc.	1,329,393	206,269
*	salesforce.com Inc.	1,818,136	173,614
	Activision Blizzard Inc.	1,924,035	126,140
*	Electronic Arts Inc.	833,328	101,249
	Intuit Inc.	654,074	92,519
*	Autodesk Inc.	532,602	60,962
*	ServiceNow Inc.	456,153	53,000
*	Red Hat Inc.	477,279	51,308
	Symantec Corp.	1,633,304	48,966
*	Dell Technologies Inc.
	Class V	549,257	41,156
*	Workday Inc. Class A	351,951	38,606
*	Synopsys Inc.	404,451	32,526
*	Citrix Systems Inc.	405,896	31,745
*	ANSYS Inc.	229,628	29,581
*	Cadence Design
	Systems Inc.	752,382	29,561
	CA Inc.	841,496	27,921
*	Take-Two Interactive
	Software Inc.	278,824	27,266
*	Splunk Inc.	371,422	24,919
	CDK Global Inc.	351,782	22,690
*,^ VMware Inc. Class A		189,985	20,537
	SS&C Technologies
	Holdings Inc.	466,172	18,046
*	PTC Inc.	310,498	17,388
*	Tyler Technologies Inc.	94,910	16,400
*	Fortinet Inc.	401,114	15,323
*	Ultimate Software Group
	Inc.	75,910	15,250
*	Guidewire Software Inc.	198,013	14,992
*	Aspen Technology Inc.	199,980	12,649
*	Nuance Communications
	Inc.	772,338	12,411
	Fair Isaac Corp.	83,630	11,772
*	Tableau Software Inc.
	Class A	161,061	11,674
	Blackbaud Inc.	129,013	10,890
*	Proofpoint Inc.	117,425	10,775
*	Paycom Software Inc.	128,008	9,551
*,^ Snap Inc.		552,262	8,013
*	Manhattan Associates Inc.	186,426	7,839
*	Zynga Inc. Class A	2,066,276	7,749
*	Ellie Mae Inc.	91,539	7,596
*	Zendesk Inc.	265,731	7,281
*	ACI Worldwide Inc.	316,801	7,210
*	CommVault Systems Inc.	115,818	7,071
*	RealPage Inc.	155,382	6,697
*	Verint Systems Inc.	168,171	6,676
*	HubSpot Inc.	87,900	6,447
*	FireEye Inc.	431,640	6,375
*	RingCentral Inc. Class A	149,584	6,335
	Pegasystems Inc.	103,328	5,947
	TiVo Corp.	323,716	5,924
*	Callidus Software Inc.	174,268	4,487
*	BroadSoft Inc.	82,351	4,080
*	Qualys Inc.	84,506	4,014
	Progress Software Corp.	116,303	3,905

Information Technology Index Fund

			Market
			Value•
		Shares	($000)
*	Gigamon Inc.	87,821	3,772
*	Paylocity Holding Corp.	75,121	3,691
*	8x8 Inc.	247,849	3,507
*	Imperva Inc.	75,331	3,364
*	Bottomline Technologies
	de Inc.	107,381	3,255
	Ebix Inc.	56,018	3,232
*	MicroStrategy Inc. Class A	25,016	3,227
*	Barracuda Networks Inc.	98,087	2,375
	Monotype Imaging
	Holdings Inc.	110,374	2,014
*	Synchronoss Technologies
	Inc.	116,165	1,950
*	PROS Holdings Inc.	72,751	1,916
*	Varonis Systems Inc.	39,324	1,526
*	Silver Spring Networks Inc. 103,402		1,309
*	Workiva Inc.	61,766	1,248
*	Glu Mobile Inc.	299,980	1,092
*	Blackline Inc.	33,883	1,046
*	VASCO Data Security
	International Inc.	81,196	1,019
	QAD Inc. Class A	28,754	969
*	A10 Networks Inc.	124,785	817
*	Rapid7 Inc.	41,412	698
*	Rubicon Project Inc.	111,516	419
*	MobileIron Inc.	109,517	416
			3,465,010
Technology Hardware, Storage &
Peripherals (16.9%)
	Apple Inc.	14,009,077	2,297,489
	HP Inc.	4,525,152	86,340
	Hewlett Packard
	Enterprise Co.	4,419,758	79,821
	Western Digital Corp.	781,968	69,024
	NetApp Inc.	727,573	28,128
	Seagate Technology plc	797,433	25,143
	Xerox Corp.	581,668	18,771
*	NCR Corp.	325,468	11,889
*	Electronics For Imaging
	Inc.	124,278	4,419
^	Diebold Nixdorf Inc.	180,253	3,686
*,^ 3D Systems Corp.		289,206	3,633
*	Pure Storage Inc. Class A	212,228	3,160
*	Super Micro Computer Inc. 103,663		2,760
*	Cray Inc.	109,723	2,068
*	Eastman Kodak Co.	57,559	446
*	Avid Technology Inc.	83,498	368
^	CPI Card Group Inc.	55,658	54
			2,637,199
Total Common Stocks
(Cost $10,750,775) 15,571,708
Temporary Cash Investment (0.2%)
Money Market Fund (0.2%)
[1,2] Vanguard Market
	Liquidity Fund, 1.224%
	(Cost $35,316)	353,136	35,321
Total Investments (100.2%)
(Cost $10,786,091) 15,607,029

Amount
($000)
Other Assets and Liabilities (-0.2%)
Other Assets
Investment in Vanguard	943
Receivables for Investment Securities Sold 60,175
Receivables for Accrued Income	20,731
Receivables for Capital Shares Issued	1,972
Other Assets[2]	2,959
Total Other Assets	86,780
Liabilities
Payables for Investment Securities
Purchased	(65,346)
Collateral for Securities on Loan	(38,270)
Payables for Capital Shares Redeemed	(538)
Payables to Vanguard	(3,559)
Other Liabilities	(15,269)
Total Liabilities	(122,982)
Net Assets (100%) 15,570,827

At August 31, 2017, net assets consisted of:
Amount
($000)
Paid-in Capital	10,832,885
Undistributed Net Investment Income	35,471
Accumulated Net Realized Losses	(118,467)
Unrealized Appreciation (Depreciation)	4,820,938
Net Assets 15,570,827

ETF Shares—Net Assets
Applicable to 96,816,758 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	14,637,829
Net Asset Value Per Share—
ETF Shares	$151.19

Admiral Shares—Net Assets
Applicable to 12,050,750 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	932,998
Net Asset Value Per Share—
Admiral Shares	$77.42

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $36,415,000.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate
shown is the 7-day yield.
2 Includes $38,270,000 of collateral received for securities on loan, of which $35,311,000 is held in Vanguard Market Liquidity Fund and $2,959,000 is held in cash.

See accompanying Notes, which are an integral part of the Financial Statements.

Information Technology Index Fund

Statement of Operations

Year Ended
August 31, 2017
($000)
Investment Income
Income
Dividends 163,929
Interest[1]	45
Securities Lending—Net	1,402
Total Income	165,376
Expenses
The Vanguard Group—Note B
Investment Advisory Services	2,077
Management and Administrative—
ETF Shares	8,529
Management and Administrative—
Admiral Shares	454
Marketing and Distribution—
ETF Shares	548
Marketing and Distribution—
Admiral Shares	67
Custodian Fees	83
Auditing Fees	34
Shareholders’ Reports and Proxy—
ETF Shares	551
Shareholders’ Reports and Proxy—
Admiral Shares	16
Trustees’ Fees and Expenses	9
Total Expenses	12,368
Net Investment Income	153,008
Realized Net Gain (Loss)
Investment Securities Sold[1] 568,027
Futures Contracts	114
Realized Net Gain (Loss)	568,141
Change in Unrealized Appreciation
(Depreciation) of Investment Securities 2,547,823
Net Increase (Decrease) in Net Assets
Resulting from Operations 3,268,972

1 Interest income and realized net gain (loss) from an affiliated company of the fund were $45,000 and $1,000, respectively.

Statement of Changes in Net Assets

	Year Ended August 31,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	153,008	128,868
Realized Net Gain (Loss)	568,141	338,452
Change in Unrealized Appreciation (Depreciation)	2,547,823	916,055
Net Increase (Decrease) in Net Assets Resulting from Operations	3,268,972	1,383,375
Distributions
Net Investment Income
ETF Shares	(139,774)	(160,757)
Admiral Shares	(7,749)	(7,596)
Realized Capital Gain
ETF Shares	—	—
Admiral Shares	—	—
Total Distributions	(147,523)	(168,353)
Capital Share Transactions
ETF Shares	2,257,412	1,010,938
Admiral Shares	307,238	58,361
Net Increase (Decrease) from Capital Share Transactions	2,564,650	1,069,299
Total Increase (Decrease)	5,686,099	2,284,321
Net Assets
Beginning of Period	9,884,728	7,600,407
End of Period[1]	15,570,827	9,884,728
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $35,471,000 and $29,986,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Information Technology Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$117.82	$102.35	$101.41	$77.63	$72.58
Investment Operations
Net Investment Income	1.646[1]	1.566	1.277	1.135	1.011
Net Realized and Unrealized Gain (Loss)
on Investments	33.329	16.049	.834	23.589	4.872
Total from Investment Operations	34.975	17.615	2.111	24.724	5.883
Distributions
Dividends from Net Investment Income	(1.605)	(2.145)	(1.171)	(.944)	(.833)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.605)	(2.145)	(1.171)	(.944)	(.833)
Net Asset Value, End of Period	$151.19	$117.82	$102.35	$101.41	$77.63

Total Return	29.93%	17.48%	2.05%	32.04%	8.23%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$14,638	$9,429	$7,259	$5,876	$3,497
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.10%	0.12%	0.14%
Ratio of Net Investment Income to
Average Net Assets	1.24%	1.50%	1.35%	1.38%	1.53%
Portfolio Turnover Rate[2]	6%	5%	3%	6%	6%

1 Calculated based on average shares outstanding.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

Admiral Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$60.33	$52.41	$51.93	$39.75	$37.17
Investment Operations
Net Investment Income	. 850[1]	.802	.655	.580	.521
Net Realized and Unrealized Gain (Loss)
on Investments	17.062	8.216	.426	12.079	2.493
Total from Investment Operations	17.912	9.018	1.081	12.659	3.014
Distributions
Dividends from Net Investment Income	(.822)	(1.098)	(.601)	(.479)	(.434)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.822)	(1.098)	(.601)	(.479)	(.434)
Net Asset Value, End of Period	$77.42	$60.33	$52.41	$51.93	$39.75

Total Return [2]	29.94%	17.49%	2.09%	32.05%	8.24%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$933	$456	$342	$241	$152
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.10%	0.12%	0.14%
Ratio of Net Investment Income to
Average Net Assets	1.24%	1.50%	1.35%	1.38%	1.53%
Portfolio Turnover Rate[3]	6%	5%	3%	6%	6%

1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Information Technology Index Fund

Notes to Financial Statements

Vanguard Information Technology Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Admiral Shares. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended August 31, 2017, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period. The fund had no open futures contracts at August 31, 2017.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2014–2017), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral

Information Technology Index Fund

received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2017, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and the proxy. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2017, the fund had contributed to Vanguard capital in the amount of $943,000, representing 0.01% of the fund’s net assets and 0.38% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted
on the Statement of Net Assets.

At August 31, 2017, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

Information Technology Index Fund

During the year ended August 31, 2017, the fund realized $611,458,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at August 31, 2017, the fund had $38,361,000 of ordinary income available for distribution. At August 31, 2017, the fund had available capital losses totaling $118,467,000 to offset future net capital gains. Of this amount, $40,376,000 is subject to expiration dates; $20,048,000 may be used to offset future net capital gains through August 31, 2018, and $20,328,000 through August 31, 2019. Capital losses of $78,091,000 realized beginning in fiscal 2012 may be carried forward indefinitely under the Regulated Investment Company Modernization Act of 2010, but must be used before any expiring loss carryforwards. Capital loss carryforwards of $7,582,000 expired on August 31, 2017; accordingly, such losses have been reclassified from accumulated net realized losses to paid-in capital.

At August 31, 2017, the cost of investment securities for tax purposes was $10,786,091,000. Net unrealized appreciation of investment securities for tax purposes was $4,820,938,000, consisting of unrealized gains of $4,995,491,000 on securities that had risen in value since their purchase and $174,553,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended August 31, 2017, the fund purchased $4,464,202,000 of investment securities and sold $1,888,774,000 of investment securities, other than temporary cash investments. Purchases and sales include $3,283,381,000 and $1,162,433,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

F. Capital share transactions for each class of shares were:
			Year Ended August 31,
		2017		2016
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued	3,439,668	25,884	1,784,206	16,565
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(1,182,256)	(9,100)	(773,268)	(7,450)
Net Increase (Decrease)—ETF Shares	2,257,412	16,784	1,010,938	9,115
Admiral Shares
Issued	580,247	8,420	172,599	3,127
Issued in Lieu of Cash Distributions	7,094	107	7,052	131
Redeemed	(280,103)	(4,026)	(121,290)	(2,228)
Net Increase (Decrease)—Admiral Shares	307,238	4,501	58,361	1,030

At August 31, 2017, one shareholder was the record or beneficial owner of 31% of the fund’s net assets. If the shareholder were to redeem its investment in the fund, the redemption might result in an increase in the fund’s expense ratio.

G. Management has determined that no material events or transactions occurred subsequent to August 31, 2017, that would require recognition or disclosure in these financial statements.

Materials Index Fund

Fund Profile
As of August 31, 2017

Share-Class Characteristics
	ETF	Admiral
	Shares	Shares
Ticker Symbol	VAW	VMIAX
Expense Ratio[1]	0.10%	0.10%
30-Day SEC Yield	1.72%	1.71%

Portfolio Characteristics
		MSCI
		US IMI/	MSCI
		Materials	US IMI/
	Fund	25/50	2500
Number of Stocks	119	119	2,482
Median Market Cap $21.4B		$26.8B	$63.1B
Price/Earnings Ratio	25.4x	25.7x	22.0x
Price/Book Ratio	3.5x	3.4x	2.9x
Return on Equity	17.8%	17.8%	15.1%
Earnings Growth Rate	5.8%	7.9%	9.4%
Dividend Yield	1.8%	1.9%	1.8%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	5%	—	—
Short-Term Reserves	0.0%	—	—

Volatility Measures
	MSCI US
	IMI/Materials	MSCI US
	25/50	IMI/2500
R-Squared	1.00	0.71
Beta	1.00	1.35
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Subindustry Diversification
(% of equity exposure)

Aluminum	1.2%
Commodity Chemicals	6.4
Construction Materials	4.5
Copper	2.4
Diversified Chemicals	21.1
Fertilizers & Agricultural Chemicals	9.5
Gold	3.2
Industrial Gases	8.1
Metal & Glass Containers	4.9
Paper Packaging	8.8
Paper Products	1.1
Specialty Chemicals	21.5
Steel	5.9
Other Materials	1.4
Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.

Ten Largest Holdings (% of total net assets)

Dow Chemical Co.	Diversified Chemicals	9.5%
EI du Pont de
Nemours & Co.	Diversified Chemicals	8.4
Monsanto Co.	Fertilizers &
	Agricultural Chemicals	6.0
Praxair Inc.	Industrial Gases	4.4
Ecolab Inc.	Specialty Chemicals	4.1
Air Products &
Chemicals Inc.	Industrial Gases	3.7
LyondellBasell
Industries NV	Commodity Chemicals	3.6
Sherwin-Williams
Co.	Specialty Chemicals	3.3
PPG Industries Inc.	Specialty Chemicals	3.1
International Paper
Co.	Paper Packaging	2.5
Top Ten		48.6%
The holdings listed exclude any temporary cash investments and equity index products.

1 The expense ratios shown are from the prospectus dated December 22, 2016, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2017, the expense ratios were 0.10% for
ETF Shares and 0.10% for Admiral Shares.

Materials Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: August 31, 2007–August 31, 2017

Initial Investment of $10,000

		Average Annual Total Returns		Final Value
		Periods Ended August 31, 2017		of a $10,000
	One Year	Five Years	Ten Years	Investment
Materials Index Fund ETF Shares
Net Asset Value	17.06%	11.59%	6.48%	$18,733
Materials Index Fund ETF Shares
Market Price	17.00	11.57	6.48	18,739
Spliced US IMI/Materials 25/50	17.16	11.70	6.57	18,890
Basic Materials Funds Average	23.40	5.72	2.71	13,064
MSCI US IMI/2500	16.06	14.29	7.84	21,281
For a benchmark description, see the Glossary.
Basic Materials Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

				Final Value
				of a $100,000
	One Year	Five Years	Ten Years	Investment
Materials Index Fund Admiral Shares	17.06%	11.60%	6.47%	$187,228
Spliced US IMI/Materials 25/50	17.16	11.70	6.57	188,904
MSCI US IMI/2500	16.06	14.29	7.84	212,807

See Financial Highlights for dividend and capital gains information.

Materials Index Fund

Fiscal-Year Total Returns (%): August 31, 2007–August 31, 2017

For a benchmark description, see the Glossary.

Cumulative Returns: ETF Shares, August 31, 2007–August 31, 2017

	One Year	Five Years	Ten Years
Materials Index Fund ETF Shares Market Price	17.00%	72.85%	87.39%
Materials Index Fund ETF Shares Net Asset Value	17.06	73.01	87.33
Spliced US IMI/Materials 25/50	17.16	73.88	88.90

Average Annual Total Returns: Periods Ended June 30, 2017
This table presents total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception Date	One Year	Five Years	Ten Years
ETF Shares	1/26/2004
Market Price		20.98%	11.69%	5.95%
Net Asset Value		21.03	11.67	5.94
Admiral Shares	2/11/2004	21.01	11.67	5.94

See Financial Highlights for dividend and capital gains information.

Materials Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2017

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (100.0%)
Chemicals (66.6%)
	Dow Chemical Co.	3,259,280	217,231
	EI du Pont de Nemours
	& Co.	2,298,585	192,920
	Monsanto Co.	1,167,254	136,802
	Praxair Inc.	760,356	100,017
	Ecolab Inc.	694,404	92,564
	Air Products & Chemicals
	Inc.	579,142	84,190
	LyondellBasell Industries
	NV Class A	910,709	82,501
	Sherwin-Williams Co.	222,947	75,639
	PPG Industries Inc.	681,523	71,096
	Celanese Corp. Class A	371,021	35,996
	Albemarle Corp.	294,697	34,261
	Eastman Chemical Co.	387,963	33,442
	FMC Corp.	356,500	30,737
	International Flavors &
	Fragrances Inc.	210,079	28,749
	Chemours Co.	490,707	24,079
	CF Industries Holdings Inc.	620,384	17,985
	Mosaic Co.	887,106	17,724
	RPM International Inc.	355,412	17,405
*	Axalta Coating Systems
	Ltd.	579,716	17,113
	Huntsman Corp.	542,202	14,406
	Olin Corp.	441,377	14,226
	WR Grace & Co.	181,739	12,991
	Valvoline Inc.	544,189	11,586
	Scotts Miracle-Gro Co.	118,761	11,352
	NewMarket Corp.	25,235	10,561
	Ashland Global Holdings
	Inc.	165,619	10,277
	Cabot Corp.	166,003	8,745
	Sensient Technologies
	Corp.	117,804	8,500
	Westlake Chemical Corp.	103,089	7,929
	PolyOne Corp.	217,597	7,864
	Trinseo SA	117,097	7,834
*	Platform Specialty
	Products Corp.	608,043	7,102
*	Ingevity Corp.	111,922	7,048
	HB Fuller Co.	134,271	6,739
	Balchem Corp.	84,736	6,352
	Minerals Technologies Inc.	93,176	5,963
*	GCP Applied Technologies
	Inc.	189,789	5,362
	Quaker Chemical Corp.	35,360	4,923
	Stepan Co.	53,776	4,160
*	Ferro Corp.	211,017	4,066
	Tronox Ltd. Class A	175,999	3,641
	Innospec Inc.	63,976	3,551
*	Kraton Corp.	82,932	2,723
*	AdvanSix Inc.	81,103	2,590

			Market
			Value•
		Shares	($000)
	A Schulman Inc.	78,539	2,388
	Innophos Holdings Inc.	51,868	2,368
*	Koppers Holdings Inc.	55,294	2,168
	Chase Corp.	19,774	1,849
	Calgon Carbon Corp.	135,161	1,649
	Rayonier Advanced
	Materials Inc.	114,467	1,570
	American Vanguard Corp.	71,190	1,442
	Kronos Worldwide Inc.	61,617	1,290
*,^ Intrepid Potash Inc.		291,361	1,081
	Tredegar Corp.	65,839	1,073
	FutureFuel Corp.	68,948	929
	Hawkins Inc.	25,433	907
*	Flotek Industries Inc.	137,222	711
*	AgroFresh Solutions Inc.	58,794	419
*,^ LSB Industries Inc.		66,793	407
			1,521,193
Construction Materials (4.5%)
	Vulcan Materials Co.	351,618	42,637
	Martin Marietta Materials
	Inc.	166,600	35,317
	Eagle Materials Inc.	128,973	12,543
*	Summit Materials Inc.
	Class A	282,634	8,349
*,^ US Concrete Inc.		40,437	3,237
	United States Lime &
	Minerals Inc.	6,009	480
*,^ Forterra Inc.		51,104	170
			102,733
Containers & Packaging (13.7%)
	International Paper Co.	1,043,416	56,209
	WestRock Co.	668,012	38,017
	Ball Corp.	887,453	35,489
	Packaging Corp. of
	America	250,628	28,173
	Sealed Air Corp.	520,927	23,119
	Avery Dennison Corp.	235,598	22,208
*	Crown Holdings Inc.	362,060	21,372
*	Berry Global Group Inc.	344,563	19,378
	AptarGroup Inc.	166,122	13,890
	Sonoco Products Co.	264,462	12,763
	Graphic Packaging
	Holding Co.	826,223	10,782
	Bemis Co. Inc.	244,722	10,428
*	Owens-Illinois Inc.	411,257	10,133
	Silgan Holdings Inc.	205,285	6,177
	Greif Inc. Class A	68,454	4,138
	Myers Industries Inc.	64,109	1,205
			313,481
Metals & Mining (13.5%)
	Newmont Mining Corp.	1,418,397	54,381
*	Freeport-McMoRan Inc.	3,656,016	54,036
	Nucor Corp.	848,666	46,770
	Steel Dynamics Inc.	643,213	22,159
*	Alcoa Corp.	490,162	21,508

			Market
			Value•
		Shares	($000)
	Royal Gold Inc.	173,840	16,216
	Reliance Steel &
	Aluminum Co.	193,737	14,031
^	United States Steel Corp.	464,721	12,366
	Worthington Industries Inc.	126,887	6,339
*	Cleveland-Cliffs Inc.	747,830	6,252
*,^ Allegheny Technologies
	Inc.	289,173	6,024
^	Compass Minerals
	International Inc.	89,870	6,003
	Commercial Metals Co.	308,077	5,820
	Hecla Mining Co.	1,051,058	5,550
	Carpenter Technology
	Corp.	124,346	5,040
*,^ AK Steel Holding Corp.		837,811	4,692
	Kaiser Aluminum Corp.	45,711	4,403
*	Coeur Mining Inc.	482,436	4,221
*	Century Aluminum Co.	139,352	2,720
	Materion Corp.	53,158	2,031
	Schnitzer Steel Industries
	Inc.	70,977	1,909
^	McEwen Mining Inc.	596,632	1,533
*	TimkenSteel Corp.	99,549	1,476
*	SunCoke Energy Inc.	153,220	1,428
	Haynes International Inc.	33,293	1,017
*	Ryerson Holding Corp.	43,408	373
			308,298
Paper & Forest Products (1.7%)
*	Louisiana-Pacific Corp.	385,096	9,812
	Domtar Corp.	166,679	6,740
	KapStone Paper and
	Packaging Corp.	231,352	5,175
	Neenah Paper Inc.	44,591	3,445
	Schweitzer-Mauduit
	International Inc.	81,400	3,088
*	Boise Cascade Co.	102,676	3,080
	Deltic Timber Corp.	29,199	2,279
*	Clearwater Paper Corp.	43,552	2,025
	PH Glatfelter Co.	116,007	2,009
	Mercer International Inc.	120,055	1,327
*	Resolute Forest Products
	Inc.	154,170	763
			39,743
Total Common Stocks
(Cost $2,155,844)			2,285,448
Temporary Cash Investment (0.4%)
Money Market Fund (0.4%)
[1,2] Vanguard Market
	Liquidity Fund, 1.224%
	(Cost $8,217)	82,170	8,218
Total Investments (100.4%)
(Cost $2,164,061)			2,293,666

Materials Index Fund

Amount
($000)
Other Assets and Liabilities (-0.4%)
Other Assets
Investment in Vanguard	144
Receivables for Investment Securities Sold	4,831
Receivables for Accrued Income	4,550
Receivables for Capital Shares Issued	191
Total Other Assets	9,716
Liabilities
Payables for Investment Securities
Purchased	(8,397)
Collateral for Securities on Loan	(8,216)
Payables for Capital Shares Redeemed	(662)
Payables to Vanguard	(886)
Other Liabilities	(330)
Total Liabilities	(18,491)
Net Assets (100%)	2,284,891

At August 31, 2017, net assets consisted of:
Amount
($000)
Paid-in Capital	2,228,746
Undistributed Net Investment Income	7,832
Accumulated Net Realized Losses	(81,292)
Unrealized Appreciation (Depreciation)	129,605
Net Assets	2,284,891

ETF Shares—Net Assets
Applicable to 15,390,168 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	1,912,859
Net Asset Value Per Share—
ETF Shares	$124.29

Admiral Shares—Net Assets
Applicable to 5,874,609 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	372,032
Net Asset Value Per Share—
Admiral Shares	$63.33

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $7,703,000.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate
shown is the 7-day yield.
2 Includes $8,216,000 of collateral received for securities on loan.

See accompanying Notes, which are an integral part of the Financial Statements.

Materials Index Fund

Statement of Operations

Year Ended
August 31, 2017
($000)
Investment Income
Income
Dividends	40,732
Interest[1]	10
Securities Lending—Net	145
Total Income	40,887
Expenses
The Vanguard Group—Note B
Investment Advisory Services	438
Management and Administrative—
ETF Shares	1,095
Management and Administrative—
Admiral Shares	188
Marketing and Distribution—
ETF Shares	107
Marketing and Distribution—
Admiral Shares	29
Custodian Fees	28
Auditing Fees	34
Shareholders’ Reports and Proxy—
ETF Shares	159
Shareholders’ Reports and Proxy—
Admiral Shares	8
Trustees’ Fees and Expenses	2
Total Expenses	2,088
Net Investment Income	38,799
Realized Net Gain (Loss)
Investment Securities Sold[1]	126,602
Futures Contracts	12
Realized Net Gain (Loss)	126,614
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	144,927
Net Increase (Decrease) in Net Assets
Resulting from Operations	310,340
1 Interest income and realized net gain (loss) from an affiliated company of the fund were $10,000 and $0, respectively.

Statement of Changes in Net Assets

	Year Ended August 31,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	38,799	27,238
Realized Net Gain (Loss)	126,614	49,519
Change in Unrealized Appreciation (Depreciation)	144,927	121,531
Net Increase (Decrease) in Net Assets Resulting from Operations	310,340	198,288
Distributions
Net Investment Income
ETF Shares	(32,075)	(32,837)
Admiral Shares	(5,084)	(5,856)
Realized Capital Gain
ETF Shares	—	—
Admiral Shares	—	—
Total Distributions	(37,159)	(38,693)
Capital Share Transactions
ETF Shares	231,525	290,064
Admiral Shares	96,981	18,673
Net Increase (Decrease) from Capital Share Transactions	328,506	308,737
Total Increase (Decrease)	601,687	468,332
Net Assets
Beginning of Period	1,683,204	1,214,872
End of Period[1]	2,284,891	1,683,204
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $7,832,000 and $6,122,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Materials Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$108.16	$96.39	$113.50	$90.94	$79.81
Investment Operations
Net Investment Income	2.175[1]	1.980	2.126	1.847	1.993
Net Realized and Unrealized Gain (Loss)
on Investments	16.072	12.770	(17.344)	22.612	10.708
Total from Investment Operations	18.247	14.750	(15.218)	24.459	12.701
Distributions
Dividends from Net Investment Income	(2.117)	(2.980)	(1.892)	(1.899)	(1.571)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(2.117)	(2.980)	(1.892)	(1.899)	(1.571)
Net Asset Value, End of Period	$124.29	$108.16	$96.39	$113.50	$90.94

Total Return	17.06%	15.83%	-13.56%	27.17%	16.08%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,913	$1,448	$1,022	$1,323	$796
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.10%	0.12%	0.14%
Ratio of Net Investment Income to
Average Net Assets	1.87%	2.06%	1.86%	1.88%	2.32%
Portfolio Turnover Rate[2]	5%	6%	4%	4%	7%

1 Calculated based on average shares outstanding.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

Admiral Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$55.11	$49.12	$57.84	$46.34	$40.66
Investment Operations
Net Investment Income	1.104[1]	1.008	1.088	.936	1.014
Net Realized and Unrealized Gain (Loss)
on Investments	8.195	6.505	(8.846)	11.528	5.464
Total from Investment Operations	9.299	7.513	(7.758)	12.464	6.478
Distributions
Dividends from Net Investment Income	(1.079)	(1.523)	(.962)	(.964)	(.798)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.079)	(1.523)	(.962)	(.964)	(.798)
Net Asset Value, End of Period	$63.33	$55.11	$49.12	$57.84	$46.34

Total Return[2]	17.06%	15.80%	-13.54%	27.18%	16.12%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$372	$235	$193	$175	$139
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.10%	0.12%	0.14%
Ratio of Net Investment Income to
Average Net Assets	1.87%	2.06%	1.86%	1.88%	2.32%
Portfolio Turnover Rate[3]	5%	6%	4%	4%	7%

1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Materials Index Fund

Notes to Financial Statements

Vanguard Materials Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Admiral Shares. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended August 31, 2017, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period. The fund had no open futures contracts at August 31, 2017.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2014–2017), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain

Materials Index Fund

the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2017, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and the proxy. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2017, the fund had contributed to Vanguard capital in the amount of $144,000, representing 0.01% of the fund’s net assets and 0.06% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted
on the Statement of Net Assets.

At August 31, 2017, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

Materials Index Fund

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended August 31, 2017, the fund realized $144,644,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at August 31, 2017, the fund had $8,616,000 of ordinary income available for distribution. At August 31, 2017, the fund had available capital losses totaling $81,292,000 to offset future net capital gains. Of this amount, $39,290,000 is subject to expiration dates; $18,156,000 may be used to offset future net capital gains through August 31, 2018, and $21,134,000 through August 31, 2019. Capital losses of $42,002,000 realized beginning in fiscal 2012 may be carried forward indefinitely under the Regulated Investment Company Modernization Act of 2010, but must be used before any expiring loss carryforwards.

At August 31, 2017, the cost of investment securities for tax purposes was $2,164,061,000. Net unrealized appreciation of investment securities for tax purposes was $129,605,000, consisting of unrealized gains of $283,652,000 on securities that had risen in value since their purchase and $154,047,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended August 31, 2017, the fund purchased $879,830,000 of investment securities and sold $548,909,000 of investment securities, other than temporary cash investments. Purchases and sales include $633,769,000 and $451,529,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

F. Capital share transactions for each class of shares were:
			Year Ended August 31,
		2017		2016
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued	683,681	5,853	490,113	4,832
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(452,156)	(3,850)	(200,049)	(2,050)
Net Increase (Decrease)—ETF Shares	231,525	2,003	290,064	2,782
Admiral Shares
Issued	183,082	3,049	86,862	1,723
Issued in Lieu of Cash Distributions	4,532	77	5,125	107
Redeemed	(90,633)	(1,520)	(73,314)	(1,482)
Net Increase (Decrease)—Admiral Shares	96,981	1,606	18,673	348

G. Management has determined that no material events or transactions occurred subsequent to August 31, 2017, that would require recognition or disclosure in these financial statements.

Telecommunication Services Index Fund

Fund Profile
As of August 31, 2017

Share-Class Characteristics
	ETF	Admiral
	Shares	Shares
Ticker Symbol	VOX	VTCAX
Expense Ratio[1]	0.10%	0.10%
30-Day SEC Yield	3.57%	3.57%

Portfolio Characteristics
		MSCI
		US IMI/
		Telecom	MSCI
		Services	US IMI/
	Fund	25/50	2500
Number of Stocks	27	27	2,482
Median Market Cap $33.0B		$33.0B	$63.1B
Price/Earnings Ratio	18.9x	18.9x	22.0x
Price/Book Ratio	1.9x	2.1x	2.9x
Return on Equity	11.5%	11.5%	15.1%
Earnings Growth Rate	22.1%	22.3%	9.4%
Dividend Yield	4.1%	3.8%	1.8%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	18%	—	—
Short-Term Reserves	-0.1%	—	—

Volatility Measures
	MSCI US
	IMI/Telecom
	Services	MSCI US
	25/50	IMI/2500
R-Squared	1.00	0.34
Beta	1.00	0.68

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Subindustry Diversification
(% of equity exposure)

Alternative Carriers	24.1%
Integrated Telecommunication Services	60.3
Wireless Telecommunication Services	15.6

Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other”
category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.

Ten Largest Holdings (% of total net assets)

AT&T Inc.	Integrated
	Telecommunication
	Services	22.2%
Verizon	Integrated
Communications	Telecommunication
Inc.	Services	22.2
T-Mobile US Inc.	Wireless
	Telecommunication
	Services	4.6
Level 3	Alternative
Communications Inc. Carriers		4.5
CenturyLink Inc.	Integrated
	Telecommunication
	Services	3.4
Sprint Corp.	Wireless
	Telecommunication
	Services	3.0
Zayo Group
Holdings Inc.	Alternative Carriers	2.9
Vonage Holdings
Corp.	Alternative Carriers	2.4
Shenandoah	Wireless
Telecommunications Telecommunication
Co.	Services	2.3
General	Integrated
Communication Inc.	Telecommunication
	Services	2.3
Top Ten		69.8%
The holdings listed exclude any temporary cash investments and equity index products.

1 The expense ratios shown are from the prospectus dated December 22, 2016, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2017, the expense ratios were 0.10% for
ETF Shares and 0.10% for Admiral Shares.

Telecommunication Services Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: August 31, 2007–August 31, 2017

Initial Investment of $10,000

		Average Annual Total Returns		Final Value
		Periods Ended August 31, 2017		of a $10,000
	One Year	Five Years	Ten Years	Investment
Telecommunication Services Index Fund
ETF Shares Net Asset Value	1.62%	9.62%	4.87%	$16,082
Telecommunication Services Index Fund
ETF Shares Market Price	1.71	9.62	4.88	16,102
Spliced US IMI/Telecommunication
Services 25/50	1.52	9.61	4.37	15,341
Telecommunication Funds Average	11.12	10.33	2.85	13,249
MSCI US IMI/2500	16.06	14.29	7.84	21,281

For a benchmark description, see the Glossary.
Telecommunication Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

				Final Value
				of a $100,000
	One Year	Five Years	Ten Years	Investment
Telecommunication Services Index Fund
Admiral Shares	1.61%	9.64%	4.87%	$160,892
Spliced US IMI/Telecommunication Services 25/50	1.52	9.61	4.37	153,405
MSCI US IMI/2500	16.06	14.29	7.84	212,807

See Financial Highlights for dividend and capital gains information.

Telecommunication Services Index Fund

Fiscal-Year Total Returns (%): August 31, 2007–August 31, 2017

For a benchmark description, see the Glossary.

Cumulative Returns: ETF Shares, August 31, 2007–August 31, 2017

	One Year	Five Years	Ten Years
Telecommunication Services Index Fund ETF Shares Market Price	1.71%	58.29%	61.02%
Telecommunication Services Index Fund ETF Shares Net Asset Value	1.62	58.27	60.82
Spliced US IMI/Telecommunication Services 25/50	1.52	58.19	53.41

Average Annual Total Returns: Periods Ended June 30, 2017
This table presents total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception Date	One Year	Five Years	Ten Years
ETF Shares	9/23/2004
Market Price		-3.43%	10.16%	4.42%
Net Asset Value		-3.43	10.14	4.41
Admiral Shares	3/11/2005	-3.45	10.16	4.41

See Financial Highlights for dividend and capital gains information.

Telecommunication Services Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2017

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
	Common Stocks (99.8%)[1]
Diversified Telecommunication Services (84.2%)
	Alternative Carriers (24.0%)
*	Level 3 Communications
	Inc.	1,194,070	64,993
*	Zayo Group Holdings Inc.	1,203,596	41,127
*	Vonage Holdings Corp.	4,124,069	34,230
	Cogent Communications
	Holdings Inc.	686,405	31,987
	*,^ Iridium Communications
	Inc.	2,864,790	31,799
*	ORBCOMM Inc.	2,802,730	30,998
	*,^,2 pdvWireless Inc.	1,033,826	30,239
	*,2 Lumos Networks Corp.	1,591,717	28,619
	*,^ Globalstar Inc.	14,647,764	28,124
*	Straight Path
	Communications Inc.
	Class B	129,614	23,137

	Integrated Telecommunication Services (60.2%)
	AT&T Inc.	8,532,925	319,643
	Verizon Communications
	Inc.	6,659,810	319,471
^	CenturyLink Inc.	2,506,148	49,421
*	General Communication
	Inc. Class A	759,002	32,736
	Consolidated
	Communications
	Holdings Inc.	1,735,531	32,021
	Cincinnati Bell Inc.	1,287,907	27,110
	*,^ Frontier Communications
	Corp.	1,663,175	22,403
	ATN International Inc.	353,482	21,410
	IDT Corp. Class B	1,408,347	20,717
^,2 Windstream Holdings Inc. 9,798,865			20,284
			1,210,469
Wireless Telecommunication Services (15.6%)
*	T-Mobile US Inc.	1,017,151	65,820
	*,^ Sprint Corp.	5,265,664	43,442
	Shenandoah
	Telecommunications Co.	934,025	33,672
	Telephone & Data
	Systems Inc.	1,018,357	29,848
2	Spok Holdings Inc.	1,316,952	22,059
*	United States Cellular
	Corp.	559,734	21,650
	*,^,2 NII Holdings Inc.	12,167,374	8,079
			224,570
	Total Common Stocks
(Cost $1,527,666)			1,435,039
Temporary Cash Investments (4.1%)[1]
	Money Market Fund (4.1%)
	[3,4] Vanguard Market
	Liquidity Fund, 1.224%	592,556	59,268

	Face	Market
	Amount	Value•
	($000)	($000)
U.S. Government and Agency Obligations (0.0%)
United States Treasury Bill,
0.963%, 9/7/17	100	100
Total Temporary Cash Investments
(Cost $59,361)		59,368
Total Investments (103.9%)
(Cost $1,587,027)		1,494,407
Other Assets and Liabilities (-3.9%)
Other Assets		30,548
Liabilities[4]		(86,691)
		(56,143)
Net Assets (100%)		1,438,264

		Amount
		($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value
Unaffiliated Issuers		1,325,859
Affiliated Vanguard Funds		59,268
Other Affiliated Issuers		109,280
Total Investments in Securities		1,494,407
Investment in Vanguard		89
Receivables for Investment Securities Sold 28,522
Receivables for Accrued Income		1,827
Receivables for Capital Shares Issued		109
Variation Margin Receivable—
Futures Contracts		—
Other Assets		1
Total Assets		1,524,955
Liabilities
Payables for Investment Securities
Purchased		27,666
Collateral for Securities on Loan		58,454
Payables for Capital Shares Redeemed		30
Payables to Vanguard		541
Total Liabilities		86,691
Net Assets		1,438,264

At August 31, 2017, net assets consisted of:
Amount
($000)
Paid-in Capital	1,578,374
Undistributed Net Investment Income	10,993
Accumulated Net Realized Losses	(58,483)
Unrealized Appreciation (Depreciation)	(92,620)
Net Assets	1,438,264

ETF Shares—Net Assets
Applicable to 14,839,812 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	1,388,125
Net Asset Value Per Share—
ETF Shares	$93.54

Admiral Shares—Net Assets
Applicable to 1,051,839 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	50,139
Net Asset Value Per Share—
Admiral Shares	$47.67

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $54,467,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and
temporary cash investment positions represent 99.9% and 4.0%, respectively, of net assets.
2 Considered an affiliated company of the fund as the fund
owns more than 5% of the outstanding voting securities of
such company.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate
shown is the 7-day yield.
4 Includes $58,454,000 of collateral received for securities on loan.

Telecommunication Services Index Fund

Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
($000)
Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
E-mini S&P 500 Index	September 2017	20	2,470	—

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

Telecommunication Services Index Fund

Statement of Operations

Year Ended
August 31, 2017
($000)
Investment Income
Income
Dividends	47,055
Interest	9
Securities Lending—Net	2,055
Total Income	49,119
Expenses
The Vanguard Group—Note B
Investment Advisory Services	291
Management and Administrative—
ETF Shares	780
Management and Administrative—
Admiral Shares	37
Marketing and Distribution—
ETF Shares	92
Marketing and Distribution—
Admiral Shares	6
Custodian Fees	16
Auditing Fees	34
Shareholders’ Reports and Proxy—
ETF Shares	199
Shareholders’ Reports and Proxy—
Admiral Shares	2
Trustees’ Fees and Expenses	1
Total Expenses	1,458
Net Investment Income	47,661
Realized Net Gain (Loss)
Investment Securities Sold	89,137
Futures Contracts	32
Realized Net Gain (Loss)	89,169
Change in Unrealized Appreciation
(Depreciation) (122,022)
Net Increase (Decrease) in Net Assets
Resulting from Operations	14,808

Statement of Changes in Net Assets

	Year Ended August 31,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	47,661	38,141
Realized Net Gain (Loss)	89,169	88,022
Change in Unrealized Appreciation (Depreciation)	(122,022)	78,564
Net Increase (Decrease) in Net Assets Resulting from Operations	14,808	204,727
Distributions
Net Investment Income
ETF Shares	(46,292)	(46,291)
Admiral Shares	(1,957)	(1,424)
Realized Capital Gain
ETF Shares	—	—
Admiral Shares	—	—
Total Distributions	(48,249)	(47,715)
Capital Share Transactions
ETF Shares	(62,939)	535,585
Admiral Shares	(13,376)	35,852
Net Increase (Decrease) from Capital Share Transactions	(76,315)	571,437
Total Increase (Decrease)	(109,756)	728,449
Net Assets
Beginning of Period	1,548,020	819,571
End of Period[1]	1,438,264	1,548,020
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $10,993,000 and $11,581,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Telecommunication Services Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$95.16	$83.80	$88.44	$78.54	$70.82
Investment Operations
Net Investment Income	3.108[1]	2.622	2.789	2.394	3.734[2]
Net Realized and Unrealized Gain (Loss)
on Investments	(1.587)	12.811	(5.178)	10.749	6.455
Total from Investment Operations	1.521	15.433	(2.389)	13.143	10.189
Distributions
Dividends from Net Investment Income	(3.141)	(4.073)	(2.251)	(3.243)	(2.469)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(3.141)	(4.073)	(2.251)	(3.243)	(2.469)
Net Asset Value, End of Period	$93.54	$95.16	$83.80	$88.44	$78.54

Total Return	1.62%	19.14%	-2.72%	17.08%	14.78%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,388	$1,483	$795	$743	$511
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.10%	0.12%	0.14%
Ratio of Net Investment Income to
Average Net Assets	3.26%	3.10%	3.20%	3.29%	4.56%[2]
Portfolio Turnover Rate[3]	18%	20%	18%	19%	19%

1 Calculated based on average shares outstanding.
2 Net investment income per share and the ratio of net investment income to average net assets include $0.704 and 0.89%, respectively, resulting from a special dividend received in connection with a merger between T-Mobile US Inc. and MetroPCS Communications Inc. in
May 2013.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Telecommunication Services Index Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$48.50	$42.71	$45.07	$40.02	$36.09
Investment Operations
Net Investment Income	1.601[1]	1.337	1.419	1.217	1.906[2]
Net Realized and Unrealized Gain (Loss)
on Investments	(.829)	6.529	(2.637)	5.486	3.284
Total from Investment Operations	.772	7.866	(1.218)	6.703	5.190
Distributions
Dividends from Net Investment Income	(1.602)	(2.076)	(1.142)	(1.653)	(1.260)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.602)	(2.076)	(1.142)	(1.653)	(1.260)
Net Asset Value, End of Period	$47.67	$48.50	$42.71	$45.07	$40.02

Total Return [3]	1.61%	19.14%	-2.66%	17.13%	14.80%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$50	$65	$24	$26	$21
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.10%	0.12%	0.14%
Ratio of Net Investment Income to
Average Net Assets	3.26%	3.10%	3.20%	3.29%	4.56%[2]
Portfolio Turnover Rate[4]	18%	20%	18%	19%	19%

1 Calculated based on average shares outstanding.
2 Net investment income per share and the ratio of net investment income to average net assets include $0.359 and 0.89%, respectively, resulting from a special dividend received in connection with a merger between T-Mobile US Inc. and MetroPCS Communications Inc. in
May 2013.
3 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Telecommunication Services Index Fund

Notes to Financial Statements

Vanguard Telecommunication Services Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Admiral Shares. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended August 31, 2017, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2014–2017), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions

Telecommunication Services Index Fund

only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2017, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and the proxy. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Assets and Liabilities.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2017, the fund had contributed to Vanguard capital in the amount of $89,000, representing 0.01% of the fund’s net assets and 0.04% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

Telecommunication Services Index Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted
on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments as of August 31, 2017, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	1,435,039	—	—
Temporary Cash Investments	59,268	100	—
Futures Contracts—Assets[1]	—	—	—
Total	1,494,307	100	—
1 Represents variation margin on the last day of the reporting period.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended August 31, 2017, the fund realized $77,444,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at August 31, 2017, the fund had $11,464,000 of ordinary income available for distribution. The fund used capital loss carryforwards of $11,726,000 to offset taxable capital gains realized during the year ended August 31, 2017. At August 31, 2017, the fund had available capital losses totaling $58,483,000 to offset future net capital gains. Of this amount, $37,793,000 is subject to expiration dates; $26,335,000 may be used to offset future net capital gains through August 31, 2018, and $11,458,000 through August 31, 2019. Capital losses of $20,690,000 realized beginning in fiscal 2012 may be carried forward indefinitely under the Regulated Investment Company Modernization Act of 2010, but must be used before any expiring loss carryforwards. Capital loss carryforwards of $7,492,000 expired on August 31, 2017; accordingly, such losses have been reclassified from accumulated net realized losses to paid-in capital.

At August 31, 2017, the cost of investment securities for tax purposes was $1,587,027,000. Net unrealized depreciation of investment securities for tax purposes was $92,620,000, consisting of unrealized gains of $114,347,000 on securities that had risen in value since their purchase and $206,967,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended August 31, 2017, the fund purchased $693,700,000 of investment securities and sold $766,530,000 of investment securities, other than temporary cash investments. Purchases and sales include $396,790,000 and $509,794,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

Telecommunication Services Index Fund

F. Capital share transactions for each class of shares were:

			Year Ended August 31,
		2017		2016
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued	449,451	4,627	956,306	10,625
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(512,390)	(5,375)	(420,721)	(4,525)
Net Increase (Decrease)—ETF Shares	(62,939)	(748)	535,585	6,100
Admiral Shares
Issued	38,492	787	55,638	1,179
Issued in Lieu of Cash Distributions	1,734	36	1,210	28
Redeemed	(53,602)	(1,106)	(20,996)	(446)
Net Increase (Decrease)—Admiral Shares	(13,376)	(283)	35,852	761

At August 31, 2017, one shareholder was the record or beneficial owner of 36% of the fund’s net assets. If the shareholder were to redeem its investment in the fund, the redemption might result in an increase in the fund’s expense ratio.

G. Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company or the issuer is another member of The Vanguard Group. Transactions during the period in securities of these companies were as follows:

					Current Period Transactions
	Aug. 31,		Proceeds	Net	Change			Aug. 31,
	2016		from	Realized	in Net		Capital Gain	2017
	Market	Purchases	Securities	Gain	Unrealized		Distributions	Market
	Value	at Cost	Sold	(Loss)	App. (Dep.)	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
FairPoint
Communications Inc.	21,062	6,380	8,434	612	4,110	—	—	NA1
Lumos Networks Corp.	24,351	10,716	13,347	2,006	4,893	—	—	28,619
NII Holdings Inc.	25,113	19,195	8,126	(748)	(27,355)	—	—	8,079
pdvWireless Inc.	22,562	11,674	7,497	(362)	3,862	—	—	30,239
Spok Holdings Inc.	21,005	9,384	8,229	878	(979)	933	—	22,059
Vanguard Market
Liquidity Fund	71,748	NA [2]	NA [2]	5	—	9	—	59,268
Windstream Holdings
Inc.	NA3	42,222	10,055	(932)	(38,124)	2,581	—	20,284
Total	185,841			1,459	(53,593)	3,523	—	168,548

1 Not applicable—in July 2017, FairPoint Communications Inc. merged into Consolidated Communications Holdings Inc.
2 Not applicable—purchases and sales are for temporary cash investment purposes.
3 Not applicable—at August 31, 2016, the issuer was not an affiliated company of the fund.

H. Management has determined that no material events or transactions occurred subsequent to August 31, 2017, that would require recognition or disclosure in these financial statements.

Utilities Index Fund

Fund Profile
As of August 31, 2017

Share-Class Characteristics
	ETF	Admiral
	Shares	Shares
Ticker Symbol	VPU	VUIAX
Expense Ratio[1]	0.10%	0.10%
30-Day SEC Yield	3.14%	3.15%

Portfolio Characteristics
		MSCI
		US IMI/	MSCI
		Utilities	US IMI/
	Fund	25/50	2500
Number of Stocks	75	75	2,482
Median Market Cap $26.1B		$26.1B	$63.1B
Price/Earnings Ratio	23.0x	23.0x	22.0x
Price/Book Ratio	2.1x	2.1x	2.9x
Return on Equity	9.7%	9.7%	15.1%
Earnings Growth Rate	3.0%	3.0%	9.4%
Dividend Yield	3.2%	3.2%	1.8%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	4%	—	—
Short-Term Reserves	0.0%	—	—

Volatility Measures
	MSCI US
	IMI/Utilities	MSCI US
	25/50	IMI/2500
R-Squared	1.00	0.02
Beta	1.00	0.17
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Subindustry Diversification
(% of equity exposure)

Electric Utilities	57.9%
Gas Utilities	5.7
Independent Power Producers &
Energy Traders	2.8
Multi-Utilities	29.5
Water Utilities	3.1
Other Utilities	1.0
Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other”
category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period

.

Ten Largest Holdings (% of total net assets)

NextEra Energy Inc.	Electric Utilities	8.4%
Duke Energy Corp.	Electric Utilities	7.3
Dominion Energy Inc.	Multi-Utilities	5.9
Southern Co.	Electric Utilities	5.8
American Electric
Power Co. Inc.	Electric Utilities	4.3
PG&E Corp.	Electric Utilities	4.3
Exelon Corp.	Electric Utilities	4.2
Sempra Energy	Multi-Utilities	3.4
PPL Corp.	Electric Utilities	3.2
Edison International	Electric Utilities	3.1
Top Ten		49.9%
The holdings listed exclude any temporary cash investments and equity index products.

1 The expense ratios shown are from the prospectus dated December 22, 2016, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2017, the expense ratios were 0.10% for
ETF Shares and 0.10% for Admiral Shares.

Utilities Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: August 31, 2007–August 31, 2017

Initial Investment of $10,000

		Average Annual Total Returns		Final Value
		Periods Ended August 31, 2017		of a $10,000
	One Year	Five Years	Ten Years	Investment
Utilities Index Fund
ETF Shares Net Asset Value	16.27%	13.11%	7.89%	$21,363
Utilities Index Fund
ETF Shares Market Price	16.27	13.10	7.91	21,412
Spliced US IMI/Utilities 25/50	16.32	13.22	8.05	21,685
Utility Funds Average	14.94	10.56	5.44	16,988
MSCI US IMI/2500	16.06	14.29	7.84	21,281
For a benchmark description, see the Glossary.
Utility Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

				Final Value
				of a $100,000
	One Year	Five Years	Ten Years	Investment
Utilities Index Fund Admiral Shares	16.24%	13.12%	7.88%	$213,573
Spliced US IMI/Utilities 25/50	16.32	13.22	8.05	216,854
MSCI US IMI/2500	16.06	14.29	7.84	212,807

See Financial Highlights for dividend and capital gains information.

Utilities Index Fund

Fiscal-Year Total Returns (%): August 31, 2007–August 31, 2017

For a benchmark description, see the Glossary.

Cumulative Returns: ETF Shares, August 31, 2007–August 31, 2017

	One Year	Five Years	Ten Years
Utilities Index Fund ETF Shares Market Price	16.27%	85.08%	114.12%
Utilities Index Fund ETF Shares Net Asset Value	16.27	85.15	113.63
Spliced US IMI/Utilities 25/50	16.32	86.08	116.85

Average Annual Total Returns: Periods Ended June 30, 2017
This table presents total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception Date	One Year	Five Years	Ten Years
ETF Shares	1/26/2004
Market Price		3.14%	11.63%	7.08%
Net Asset Value		3.14	11.63	7.08
Admiral Shares	4/28/2004	3.13	11.64	7.07

See Financial Highlights for dividend and capital gains information.

Utilities Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2017

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (100.0%)
Electric Utilities (57.9%)
NextEra Energy Inc.	1,982,998	298,461
Duke Energy Corp.	2,964,471	258,798
Southern Co.	4,212,715	203,306
American Electric Power
Co. Inc.	2,082,734	153,352
PG&E Corp.	2,164,412	152,331
Exelon Corp.	3,922,600	148,549
PPL Corp.	2,893,710	113,549
Edison International	1,380,021	110,650
Xcel Energy Inc.	2,150,696	106,459
Eversource Energy	1,342,286	84,564
FirstEnergy Corp.	1,879,571	61,236
Entergy Corp.	760,202	60,185
Pinnacle West Capital
Corp.	472,566	42,517
Alliant Energy Corp.	965,107	41,249
Westar Energy Inc.
Class A	601,944	30,886
OGE Energy Corp.	845,983	30,218
Great Plains Energy Inc.	913,433	28,033
IDACORP Inc.	213,515	18,999
Portland General Electric
Co.	377,200	17,921
ALLETE Inc.	215,655	16,677
Hawaiian Electric
Industries Inc.	460,784	15,399
PNM Resources Inc.	337,474	14,309
Avangrid Inc.	262,025	12,792
El Paso Electric Co.	171,986	9,554
MGE Energy Inc.	146,967	9,347
Otter Tail Corp.	150,754	6,302
Spark Energy Inc. Class A	49,221	780
		2,046,423
Gas Utilities (5.7%)
Atmos Energy Corp.	446,048	39,270
UGI Corp.	733,380	36,236
National Fuel Gas Co.	317,629	18,416
WGL Holdings Inc.	216,985	18,283
ONE Gas Inc.	222,170	16,716
Southwest Gas Holdings
Inc.	201,485	16,022
New Jersey Resources
Corp.	366,031	15,977
Spire Inc.	204,536	15,647
South Jersey Industries
Inc.	337,107	12,096
Northwest Natural Gas
Co.	121,520	8,057
Chesapeake Utilities Corp.	65,792	5,227
		201,947

			Market
			Value•
		Shares	($000)
Independent Power and Renewable
Electricity Producers (3.7%)
	NRG Energy Inc.	1,338,901	33,352
	AES Corp.	2,796,418	30,872
*	Calpine Corp.	1,528,433	22,468
^	NextEra Energy Partners
	LP	229,753	9,526
	Ormat Technologies Inc.	158,099	9,081
	Pattern Energy Group Inc.
	Class A	297,237	7,467
*	Dynegy Inc.	529,459	4,987
	NRG Yield Inc.	267,946	4,957
*	TerraForm Power Inc.
	Class A	258,330	3,606
	NRG Yield Inc. Class A	146,438	2,664
	8Point3 Energy Partners
	LP Class A	119,944	1,730
*	TerraForm Global Inc.
	Class A	339,601	1,715
			132,425
Multi-Utilities (29.5%)
	Dominion Energy Inc.	2,664,114	209,852
	Sempra Energy	1,009,359	119,034
	Consolidated Edison Inc.	1,293,476	109,001
	Public Service Enterprise
	Group Inc.	2,142,732	100,366
	WEC Energy Group Inc.	1,336,683	87,179
	DTE Energy Co.	759,907	85,353
	Ameren Corp.	1,027,829	61,659
	CMS Energy Corp.	1,187,996	57,665
	CenterPoint Energy Inc.	1,734,198	51,367
	NiSource Inc.	1,370,082	36,814
	SCANA Corp.	575,146	34,727
	Vectren Corp.	351,432	23,057
	MDU Resources Group
	Inc.	785,992	21,253
	Black Hills Corp.	226,386	15,933
	Avista Corp.	272,974	14,031
	NorthWestern Corp.	205,247	12,381
	Unitil Corp.	59,719	2,978
			1,042,650
Water Utilities (3.2%)
	American Water Works
	Co. Inc.	754,858	61,068
	Aqua America Inc.	752,643	25,138
	American States Water
	Co.	155,178	7,650
	California Water Service
	Group	203,671	7,627
	SJW Group	65,200	3,619

		Market
		Value•
	Shares	($000)
Connecticut Water Service
Inc.	48,941	2,655
Middlesex Water Co.	68,920	2,618
* AquaVenture Holdings Ltd.	67,276	1,020
		111,395
Total Common Stocks
(Cost $3,158,911)		3,534,840
Temporary Cash Investments (0.1%)
Money Market Fund (0.1%)
[1,2] Vanguard Market
Liquidity Fund, 1.224%	17,153	1,715
Total Temporary Cash Investments
(Cost $1,715)		1,715
Total Investments (100.1%)
(Cost $3,160,626)		3,536,555

		Amount
		($000)
Other Assets and Liabilities (-0.1%)
Other Assets
Investment in Vanguard		213
Receivables for Investment Securities Sold 3,126
Receivables for Accrued Income		17,147
Receivables for Capital Shares Issued		471
Total Other Assets		20,957
Liabilities
Payables for Investment Securities
Purchased		(6,778)
Collateral for Securities on Loan		(1,714)
Payables for Capital Shares Redeemed		(1,045)
Payables to Vanguard		(1,366)
Other Liabilities		(12,288)
Total Liabilities		(23,191)
Net Assets (100%)		3,534,321

Utilities Index Fund

At August 31, 2017, net assets consisted of:
Amount
($000)
Paid-in Capital	3,153,451
Undistributed Net Investment Income	20,494
Accumulated Net Realized Losses	(15,553)
Unrealized Appreciation (Depreciation)	375,929
Net Assets	3,534,321

ETF Shares—Net Assets
Applicable to 22,269,059 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	2,689,061
Net Asset Value Per Share—
ETF Shares	$120.75

Admiral Shares—Net Assets
Applicable to 13,951,997 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	845,260
Net Asset Value Per Share—
Admiral Shares	$60.58

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $1,733,000.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate
shown is the 7-day yield.
2 Includes $1,714,000 of collateral received for securities on loan.
The fund received additional collateral of $84,000 on the next business day.

See accompanying Notes, which are an integral part of the Financial Statements.

Utilities Index Fund

Statement of Operations

Year Ended
August 31, 2017
($000)
Investment Income
Income
Dividends 105,634
Interest[1]	11
Securities Lending—Net	95
Total Income	105,740
Expenses
The Vanguard Group—Note B
Investment Advisory Services	620
Management and Administrative—
ETF Shares	1,417
Management and Administrative—
Admiral Shares	469
Marketing and Distribution—
ETF Shares	153
Marketing and Distribution—
Admiral Shares	71
Custodian Fees	57
Auditing Fees	34
Shareholders’ Reports and Proxy—
ETF Shares	220
Shareholders’ Reports and Proxy—
Admiral Shares	17
Trustees’ Fees and Expenses	3
Total Expenses	3,061
Net Investment Income	102,679
Realized Net Gain (Loss)
Investment Securities Sold[1]	114,915
Futures Contracts	25
Realized Net Gain (Loss)	114,940
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	249,599
Net Increase (Decrease) in Net Assets
Resulting from Operations	467,218
1 Interest income and realized net gain (loss) from an affiliated company of the fund were $11,000 and $2,000, respectively.

Statement of Changes in Net Assets

	Year Ended August 31,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	102,679	88,162
Realized Net Gain (Loss)	114,940	206,278
Change in Unrealized Appreciation (Depreciation)	249,599	183,126
Net Increase (Decrease) in Net Assets Resulting from Operations	467,218	477,566
Distributions
Net Investment Income
ETF Shares	(77,123)	(65,440)
Admiral Shares	(23,989)	(17,938)
Realized Capital Gain
ETF Shares	—	—
Admiral Shares	—	—
Total Distributions	(101,112)	(83,378)
Capital Share Transactions
ETF Shares	161,163	357,214
Admiral Shares	54,037	172,991
Net Increase (Decrease) from Capital Share Transactions	215,200	530,205
Total Increase (Decrease)	581,306	924,393
Net Assets
Beginning of Period	2,953,015	2,028,622
End of Period[1]	3,534,321	2,953,015
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $20,494,000 and $18,926,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Utilities Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$107.35	$91.41	$94.61	$81.32	$77.69
Investment Operations
Net Investment Income	3.697[1]	3.355	3.337	3.127	3.043
Net Realized and Unrealized Gain (Loss)
on Investments	13.374	15.889	(3.261)	13.261	3.675
Total from Investment Operations	17.071	19.244	.076	16.388	6.718
Distributions
Dividends from Net Investment Income	(3.671)	(3.304)	(3.276)	(3.098)	(3.088)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(3.671)	(3.304)	(3.276)	(3.098)	(3.088)
Net Asset Value, End of Period	$120.75	$107.35	$91.41	$94.61	$81.32

Total Return	16.27%	21.40%	-0.02%	20.55%	8.82%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,689	$2,249	$1,581	$1,711	$1,356
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.10%	0.12%	0.14%
Ratio of Net Investment Income to
Average Net Assets	3.33%	3.38%	3.39%	3.59%	3.72%
Portfolio Turnover Rate[2]	4%	3%	7%	7%	7%

1 Calculated based on average shares outstanding.

2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

Admiral Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$53.86	$45.86	$47.47	$40.80	$38.99
Investment Operations
Net Investment Income	1.863[1]	1.683	1.676	1.569	1.529
Net Realized and Unrealized Gain (Loss)
on Investments	6.698	7.974	(1.641)	6.656	1.838
Total from Investment Operations	8.561	9.657	.035	8.225	3.367
Distributions
Dividends from Net Investment Income	(1.841)	(1.657)	(1.645)	(1.555)	(1.557)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.841)	(1.657)	(1.645)	(1.555)	(1.557)
Net Asset Value, End of Period	$60.58	$53.86	$45.86	$47.47	$40.80

Total Return[2]	16.24%	21.42%	-0.01%	20.58%	8.83%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$845	$704	$447	$442	$347
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.10%	0.12%	0.14%
Ratio of Net Investment Income to
Average Net Assets	3.33%	3.38%	3.39%	3.59%	3.72%
Portfolio Turnover Rate[3]	4%	3%	7%	7%	7%

1 Calculated based on average shares outstanding.

2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Utilities Index Fund

Notes to Financial Statements

Vanguard Utilities Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Admiral Shares. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended August 31, 2017, the fund’s average investments in long and short futures contracts each represented 0% of net assets, based on the average of notional amounts at each quarter-end during the period. The fund had no open futures contracts at August 31, 2017.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2014–2017), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral

Utilities Index Fund

received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2017, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and the proxy. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2017, the fund had contributed to Vanguard capital in the amount of $213,000, representing 0.01% of the fund’s net assets and 0.09% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted
on the Statement of Net Assets.

At August 31, 2017, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

Utilities Index Fund

During the year ended August 31, 2017, the fund realized $109,857,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at August 31, 2017, the fund had $21,692,000 of ordinary income available for distribution. At August 31, 2017, the fund had available capital losses totaling $15,553,000 to offset future net capital gains. Of this amount, $6,018,000 is subject to expiration dates; $2,655,000 may be used to offset future net capital gains through August 31, 2018, and $3,363,000 through August 31, 2019. Capital losses of $9,535,000 realized beginning in fiscal 2012 may be carried forward indefinitely under the Regulated Investment Company Modernization Act of 2010, but must be used before any expiring loss carryforwards.

At August 31, 2017, the cost of investment securities for tax purposes was $3,160,626,000. Net unrealized appreciation of investment securities for tax purposes was $375,929,000, consisting of unrealized gains of $455,447,000 on securities that had risen in value since their purchase and $79,518,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended August 31, 2017, the fund purchased $853,525,000 of investment securities and sold $636,400,000 of investment securities, other than temporary cash investments. Purchases and sales include $599,691,000 and $505,261,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

F. Capital share transactions for each class of shares were:
			Year Ended August 31,
		2017		2016
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued	666,769	5,969	1,178,906	11,352
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(505,606)	(4,650)	(821,692)	(7,700)
Net Increase (Decrease)—ETF Shares	161,163	1,319	357,214	3,652
Admiral Shares
Issued	244,803	4,399	305,428	5,854
Issued in Lieu of Cash Distributions	19,033	342	13,618	273
Redeemed	(209,799)	(3,860)	(146,055)	(2,814)
Net Increase (Decrease)—Admiral Shares	54,037	881	172,991	3,313

G. Management has determined that no material events or transactions occurred subsequent to August 31, 2017, that would require recognition or disclosure in these financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard World Fund and the Shareholders of Vanguard Consumer Discretionary Index Fund, Vanguard Consumer Staples Index Fund, Vanguard Energy Index Fund, Vanguard Financials Index Fund, Vanguard Health Care Index Fund, Vanguard Industrials Index Fund, Vanguard Information Technology Index Fund, Vanguard Materials Index Fund, Vanguard Telecommunication Services Index Fund and Vanguard Utilities Index Fund: In our opinion, the accompanying statement of assets and liabilities of Vanguard Telecommunication Services Index Fund and statements of net assets of Vanguard Consumer Discretionary Index Fund, Vanguard Consumer Staples Index Fund, Vanguard Energy Index Fund, Vanguard Financials Index Fund, Vanguard Health Care Index Fund, Vanguard Industrials Index Fund, Vanguard Information Technology Index Fund, Vanguard Materials Index Fund, Vanguard Telecommunication Services Index Fund and Vanguard Utilities Index Fund (constituting separate portfolios of Vanguard World Fund, hereafter referred to as the “Funds”) and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Funds as of August 31, 2017, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of August 31, 2017 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
October 13, 2017

Special 2017 tax information (unaudited) for Vanguard U.S. Sector Index Funds

This information for the fiscal year ended August 31, 2017, is included pursuant to provisions of the Internal Revenue Code.

The funds distributed qualified dividend income to shareholders during the fiscal year as follows:

Fund	($000)
Consumer Discretionary Index Fund	33,299
Consumer Staples Index Fund	113,281
Energy Index Fund	122,229
Financials Index Fund	79,602
Health Care Index Fund	97,342
Industrials Index Fund	53,418
Information Technology Index Fund	147,523
Materials Index Fund	37,159
Telecommunication Services Index Fund	46,121
Utilities Index Fund	101,112

For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends-received deduction is as follows:

Fund	Percentage
Consumer Discretionary Index Fund	90.4%
Consumer Staples Index Fund	100.0
Energy Index Fund	95.6
Financials Index Fund	100.0
Health Care Index Fund	98.0
Industrials Index Fund	97.9
Information Technology Index Fund	100.0
Materials Index Fund	95.6
Telecommunication Services Index Fund	92.7
Utilities Index Fund	100.0

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2017. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.) The table shows returns for one share class only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: U.S. Sector Index Funds
Periods Ended August 31, 2017
	One Year	Five Years	Ten Years
Consumer Discretionary Index Fund ETF Shares
Returns Before Taxes	13.81%	15.95%	10.49%
Returns After Taxes on Distributions	13.39	15.58	10.20
Returns After Taxes on Distributions and Sale of Fund Shares	8.11	12.85	8.63

	One Year	Five Years	Ten Years
Consumer Staples Index Fund ETF Shares
Returns Before Taxes	2.83%	12.18%	10.27%
Returns After Taxes on Distributions	2.18	11.53	9.77
Returns After Taxes on Distributions and Sale of Fund Shares	2.11	9.68	8.43

	One Year	Five Years	Ten Years
Energy Index Fund ETF Shares
Returns Before Taxes	-7.55%	-1.23%	0.32%
Returns After Taxes on Distributions	-8.10	-1.78	-0.06
Returns After Taxes on Distributions and Sale of Fund Shares	-3.75	-0.85	0.33

	One Year	Five Years	Ten Years
Financials Index Fund ETF Shares
Returns Before Taxes	24.65%	16.51%	2.53%
Returns After Taxes on Distributions	24.09	15.85	2.01
Returns After Taxes on Distributions and Sale of Fund Shares	14.25	13.13	1.80

	One Year	Five Years	Ten Years
Health Care Index Fund ETF Shares
Returns Before Taxes	15.06%	18.20%	11.54%
Returns After Taxes on Distributions	14.67	17.84	11.21
Returns After Taxes on Distributions and Sale of Fund Shares	8.79	14.76	9.55

Average Annual Total Returns: U.S. Sector Index Funds
Periods Ended August 31, 2017
	One Year	Five Years	Ten Years
Industrials Index Fund ETF Shares
Returns Before Taxes	17.55%	15.85%	7.64%
Returns After Taxes on Distributions	17.03	15.37	7.27
Returns After Taxes on Distributions and Sale of Fund Shares	10.31	12.75	6.14

	One Year	Five Years	Ten Years
Information Technology Index Fund ETF Shares
Returns Before Taxes	29.93%	17.36%	11.03%
Returns After Taxes on Distributions	29.55	17.01	10.82
Returns After Taxes on Distributions and Sale of Fund Shares	17.17	14.01	9.12

	One Year	Five Years	Ten Years
Materials Index Fund ETF Shares
Returns Before Taxes	17.06%	11.59%	6.48%
Returns After Taxes on Distributions	16.55	11.07	6.06
Returns After Taxes on Distributions and Sale of Fund Shares	10.02	9.17	5.17

	One Year	Five Years	Ten Years
Telecommunication Services Index Fund ETF Shares
Returns Before Taxes	1.62%	9.62%	4.87%
Returns After Taxes on Distributions	0.79	8.75	4.22
Returns After Taxes on Distributions and Sale of Fund Shares	1.54	7.55	3.83

	One Year	Five Years	Ten Years
Utilities Index Fund ETF Shares
Returns Before Taxes	16.27%	13.11%	7.89%
Returns After Taxes on Distributions	15.36	12.22	7.16
Returns After Taxes on Distributions and Sale of Fund Shares	9.84	10.33	6.29

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.” The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended August 31, 2017
		Beginning	Ending	Expenses
		Account Value	Account Value	Paid During
Index Fund	Share Class	2/28/2017	8/31/2017	Period[1]
Based on Actual Fund Return
Consumer Discretionary	ETF	$1,000.00	$1,138.15	$0.54
	Admiral	1,000.00	1,138.13	0.54
Consumer Staples	ETF	$1,000.00	$1,028.28	$0.51
	Admiral	1,000.00	1,028.13	0.51
Energy	ETF	$1,000.00	$882.78	$0.47
	Admiral	1,000.00	882.88	0.47
Financials	ETF	$1,000.00	$1,006.17	$0.51
	Admiral	1,000.00	1,006.23	0.51
Health Care	ETF	$1,000.00	$1,098.06	$0.53
	Admiral	1,000.00	$1,098.13	0.53
Industrials	ETF	$1,000.00	$1,038.38	$0.51
	Admiral	1,000.00	1,038.50	0.51
Information Technology	ETF	$1,000.00	$1,143.07	$0.54
	Admiral	1,000.00	1,143.04	0.49
Materials	ETF	$1,000.00	$1,053.64	$0.52
	Admiral	1,000.00	1,053.56	0.52
Telecommunication Services	ETF	$1,000.00	$973.21	$0.50
	Admiral	1,000.00	973.33	0.50
Utilities	ETF	$1,000.00	$1,079.99	$0.52
	Admiral	1,000.00	1,080.01	0.52
Based on Hypothetical 5% Yearly Return
Consumer Discretionary	ETF	$1,000.00	$1,024.70	$0.51
	Admiral	1,000.00	1,024.70	0.51
Consumer Staples	ETF	$1,000.00	$1,024.70	$0.51
	Admiral	1,000.00	1,024.70	0.51
Energy	ETF	$1,000.00	$1,024.70	$0.51
	Admiral	1,000.00	1,024.70	0.51
Financials	ETF	$1,000.00	$1,024.70	$0.51
	Admiral	1,000.00	1,024.70	0.51
Health Care	ETF	$1,000.00	$1,024.70	$0.51
	Admiral	1,000.00	1,024.70	0.51
Industrials	ETF	$1,000.00	$1,024.70	$0.51
	Admiral	1,000.00	1,024.70	0.51
Information Technology	ETF	$1,000.00	$1,024.70	$0.51
	Admiral	1,000.00	1,024.75	0.46
Materials	ETF	$1,000.00	$1,024.70	$0.51
	Admiral	1,000.00	1,024.70	0.51
Telecommunication Services	ETF	$1,000.00	$1,024.70	$0.51
	Admiral	1,000.00	1,024.70	0.51
Utilities	ETF	$1,000.00	$1,024.70	$0.51
	Admiral	1,000.00	1,024.70	0.51

1 The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are 0.10% for the Consumer Discretionary Index Fund ETF Shares and 0.10% for the Admiral Shares; 0.10% for the Consumer
Staples Index Fund ETF Shares and 0.10% for the Admiral Shares; 0.10% for the Energy Index Fund ETF Shares and 0.10% for the Admiral
Shares; 0.10% for the Financials Index Fund ETF Shares and 0.10% for the Admiral Shares; 0.10% for the Health Care Index Fund ETF
Shares and 0.10% for the Admiral Shares; 0.10% for the Industrials Index Fund ETF Shares and 0.10% for the Admiral Shares; 0.10% for
the Information Technology Index Fund ETF Shares and 0.09% for the Admiral Shares; 0.10% for the Materials Index Fund ETF Shares and
0.10% for the Admiral Shares; 0.10% for the Telecommunication Services Index Fund ETF Shares and 0.10% for the Admiral Shares; 0.10%
for the Utilities Index Fund ETF Shares and 0.10% for the Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

Trustees Approve Advisory Arrangements

The board of trustees of Vanguard Consumer Discretionary Index Fund, Vanguard Consumer Staples Index Fund, Vanguard Energy Index Fund, Vanguard Financials Index Fund, Vanguard Health Care Index Fund, Vanguard Industrials Index Fund, Vanguard Information Technology Index Fund, Vanguard Materials Index Fund, Vanguard Telecommunication Services Index Fund, and Vanguard Utilities Index Fund has renewed each fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard), through its Equity Index Group. The board determined that continuing each fund’s internalized management structure was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisor and made monthly presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.

The board, or an investment committee made up of board members, also received information throughout the year through advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.

In addition, the board received monthly reports, which included a Market and Economic Report, a Fund Dashboard Monthly Summary, and a Fund Performance Report.

Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they had received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of each fund’s investment management services over both the short and long term and took into account the organizational depth and stability of the advisor. The board considered that Vanguard has been managing investments for more than three decades. The Equity Index Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of each advisory arrangement.

Investment performance

The board considered the short- and long-term performance of each fund, including any periods of outperformance or underperformance compared with its target index and peer group. The board concluded that the performance was such that each advisory arrangement should continue. Information about each fund’s most recent performance can be found on the Performance Summary pages of this report.

Cost

The board concluded that each fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that each fund’s advisory expenses were also well below the peer-group average. Information about the funds’ expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements sections.

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that each fund’s at-cost arrangement with Vanguard ensures that the funds will realize economies of scale as they grow, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangements again after a one-year period.

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Benchmark Information

Spliced US IMI/Consumer Discretionary 25/50. MSCI US IMI/Consumer Discretionary
through February 26, 2010; MSCI US IMI/Consumer Discretionary 25/50 thereafter.

Spliced US IMI/Consumer Staples 25/50. MSCI US IMI/Consumer Staples through
February 26, 2010; MSCI US IMI/Consumer Staples 25/50 thereafter.

Spliced US IMI/Energy 25/50. MSCI US IMI/Energy through February 26, 2010;
MSCI US IMI/Energy 25/50 thereafter.

Spliced US IMI/Financials 25/50. MSCI US IMI/Financials through February 26, 2010;
MSCI US IMI/Financials 25/50 thereafter.

Spliced US IMI/Health Care 25/50. MSCI US IMI/Health Care through February 26, 2010;
MSCI US IMI/Health Care 25/50 thereafter.

Spliced US IMI/Industrials 25/50. MSCI US IMI/Industrials through February 26, 2010;
MSCI US IMI/Industrials 25/50 thereafter.

Spliced US IMI/Information Technology 25/50. MSCI US IMI/Information Technology Index
through February 26, 2010; MSCI US IMI/Information Technology 25/50 Index thereafter.

Spliced US IMI/Materials 25/50. MSCI US IMI/Materials through February 26, 2010;
MSCI US IMI/Materials 25/50 thereafter.

Spliced US IMI/Telecommunication Services 25/50. MSCI US IMI/Telecommunication
Services through February 26, 2010; MSCI US IMI/Telecommunication Services 25/50
thereafter.

Spliced US IMI/Utilities 25/50. MSCI US IMI/Utilities through February 26, 2010;
MSCI US IMI/Utilities 25/50 thereafter.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 195 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee1

F. William McNabb III

Born 1957. Trustee Since July 2009. Chairman of the Board. Principal Occupation(s) During the Past Five Years and Other Experience: Chairman of the Board of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group, since January 2010; Chief Executive Officer and Director of The Vanguard Group and President and Chief Executive Officer of each of the investment companies served by The Vanguard Group, since 2008; Director of Vanguard Marketing Corporation; President of The Vanguard Group (2008–2017); Managing Director of The Vanguard Group (1995–2008).

Independent Trustees

Emerson U. Fullwood

Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Executive Chief Staff and Marketing Officer for North America and Corporate Vice President (retired 2008) of Xerox Corporation (document management products and services); Executive in Residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology; Lead Director of SPX FLOW, Inc. (multi-industry manufacturing); Director of the United Way of Rochester, the University of Rochester Medical Center, Monroe Community College Foundation, North Carolina A&T University, and Roberts Wesleyan College; Trustee of the University of Rochester.

Rajiv L. Gupta

Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years and Other Experience: Chairman and Chief Executive Officer (retired 2009) and President (2006–2008) of Rohm and Haas Co. (chemicals); Director of Arconic Inc. (diversified manufacturer), HP Inc. (printer and personal computer manufacturing), and Delphi Automotive plc (automotive components); Senior Advisor at New Mountain Capital.

Amy Gutmann

Born 1949. Trustee Since June 2006. Principal Occupation(s) During the Past Five Years and Other Experience: President of the University of Pennsylvania; Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and Professor of Communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania; Trustee of the National Constitution Center.

JoAnn Heffernan Heisen

Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years and Other Experience: Corporate Vice President and Member of the Executive Committee (1997–2008), Chief Global Diversity Officer (retired 2008), Vice President and Chief Information Officer (1997–2006), Controller (1995–1997), Treasurer (1991–1995), and Assistant Treasurer (1989–1991) of Johnson & Johnson (pharmaceuticals/medical devices/ consumer products); Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation; Member of the Advisory Board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born 1949. Trustee Since October 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2009) of Cummins Inc. (industrial machinery); Chairman of the Board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina Foundation for Education; Director of the V Foundation for Cancer Research; Member of the Advisory Council for the College of Arts and Letters and Chair of the Advisory Board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born 1953. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Senior Vice President and Chief Financial Officer (retired 2013) at IBM (information technology services); Fiduciary Member of IBM’s Retirement Plan Committee (2004–2013); Director of the Dow Chemical Company; Member of the Council on Chicago Booth.

Scott C. Malpass

Born 1962. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Chief Investment Officer and Vice President at the University of Notre Dame; Assistant Professor of Finance at the Mendoza College of Business at Notre Dame; Member of the Notre Dame 403(b) Investment Committee, the Board of Advisors for Spruceview Capital Partners, the Board of Catholic Investment Services, Inc. (investment advisor), and the Board of Superintendence of the Institute for the Works of Religion; Chairman of the Board of TIFF Advisory Services, Inc. (investment advisor).

André F. Perold

Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years and Other Experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011); Chief Investment Officer and Co-Managing Partner of HighVista Strategies LLC (private investment firm); Overseer of the Museum of Fine Arts Boston.

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

Peter F. Volanakis

Born 1955. Trustee Since July 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2010) of Corning Incorporated (communications equipment); Chairman of the Board of Trustees of Colby-Sawyer College; Member of the Board of Hypertherm, Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born 1967. Investment Stewardship Officer Since February 2017. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Treasurer (2015–2017), Controller (2010–2015), and Assistant Controller (2001–2010) of each of the investment companies served by The Vanguard Group.

Thomas J. Higgins

Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Peter Mahoney

Born 1974. Controller Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Controller of each of the investment companies served by The Vanguard Group; Head of International Fund Services at The Vanguard Group (2008–2014).

Anne E. Robinson

Born 1970. Secretary Since September 2016. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; General Counsel of The Vanguard Group; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group; Director and Senior Vice President of Vanguard Marketing Corporation; Managing Director and General Counsel of Global Cards and Consumer Services at Citigroup (2014–2016); Counsel at American Express (2003–2014).

Michael Rollings

Born 1963. Treasurer Since February 2017. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group; Director of Vanguard Marketing Corporation; Executive Vice President and Chief Financial Officer of MassMutual Financial Group (2006–2016).

Vanguard Senior Management Team

Mortimer J. Buckley	Chris D. McIsaac
Gregory Davis	James M. Norris
John James	Thomas M. Rampulla
Martha G. King	Karin A. Risi
John T. Marcante

Chairman Emeritus and Senior Advisor

John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	All comparative mutual fund data are from Lipper Inc., a
Thomson Reuters Company, or Morningstar, Inc., unless
Direct Investor Account Services > 800-662-2739	otherwise noted.

Institutional Investor Services > 800-523-1036	You can obtain a free copy of Vanguard’s proxy voting
Text Telephone for People	guidelines by visiting vanguard.com/proxyreporting or
Who Are Deaf or Hard of Hearing > 800-749-7273	by calling Vanguard at 800-662-2739. The guidelines
are also available from the SEC’s website, sec.gov.
In addition, you may obtain a free report on how your

This material may be used in conjunction	fund voted the proxies for securities it owned during
the 12 months ended June 30. To get the report, visit
with the offering of shares of any Vanguard	either vanguard.com/proxyreporting or sec.gov.
fund only if preceded or accompanied by the
fund’s current prospectus.	You can review and copy information about your fund
at the SEC’s Public Reference Room in Washington, D.C.
The funds or securities referred to herein are not	To find out more about this public service, call the SEC
sponsored, endorsed, or promoted by MSCI, and MSCI	at 202-551-8090. Information about your fund is also
bears no liability with respect to any such funds or	available on the SEC’s website, and you can receive
securities. The prospectus or the Statement of Additional	copies of this information, for a fee, by sending a
Information contains a more detailed description of the	request in either of two ways: via email addressed to
limited relationship MSCI has with Vanguard and any	publicinfo@sec.gov or via regular mail addressed to the
related funds.	Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2017 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q4830 102017

Annual Report | August 31, 2017

Vanguard Extended Duration Treasury

Index Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Performance at a Glance.	1
Chairman’s Perspective.	3
Fund Profile.	7
Performance Summary.	8
Financial Statements.	11
About Your Fund’s Expenses.	24
Trustees Approve Advisory Arrangement.	26
Glossary.	28

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: Nautical images have been part of Vanguard’s rich heritage since its start in 1975. For an incoming ship, a lighthouse offers a beacon and safe path to shore. You can similarly depend on Vanguard to put you first––and light the way––as you strive to meet your financial goals. Our client focus and low costs, stemming from our unique ownership structure, assure that your interests are paramount.

Your Fund’s Performance at a Glance

• ETF shares of Vanguard Extended Duration Treasury Index Fund returned –8.86% for the 12 months ended August 31, 2017. This result was a bit better than that of the fund’s benchmark index (–9.20%).

• The fund’s return trailed the average return of general U.S. Treasury securities because the broader Treasury market includes a wider range of maturities. Although Treasury prices fell across the maturity spectrum, longer-term Treasuries (a focus of the fund) fared worse than their shorter-term counterparts.

• Treasury prices dropped as markets grew more optimistic about economic growth prospects, even as inflation readings remained modest. The bonds’ price declines raised their yields. The 30-day SEC yield of the fund’s ETF Shares began the fiscal year at 2.28% and ended it at 2.77%.

• The ETF Shares’ average annual return of 8.45% since their inception on December 6, 2007, tracked that of the benchmark and exceeded that of general funds investing in U.S. Treasuries.

Total Returns: Fiscal Year Ended August 31, 2017
	30-Day SEC	Income	Capital	Total
	Yields	Returns	Returns	Returns
Vanguard Extended Duration Treasury Index Fund
ETF Shares	2.77%
Market Price				-8.97%
Net Asset Value				-8.86
Institutional Shares	2.78	2.62%	-11.48%	-8.86
Institutional Plus Shares	2.80	2.63	-11.47	-8.84
Bloomberg Barclays U.S. Treasury STRIPS 20–30 Year
Equal Par Bond Index				-9.20
General U.S. Treasury Funds Average				-2.65

General U.S. Treasury Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Institutional Shares and Institutional Plus Shares are available to certain institutional investors who meet specific administrative, service, and account-size criteria. The Vanguard ETF® Shares shown are traded on the NYSE Arca exchange and are available only through brokers. The table provides ETF returns based on both the NYSE Arca market price and the net asset value for a share. U.S. Pat. Nos. 6,879,964; 7,337,138; 7,720,749; 7,925,573; 8,090,646; and 8,417,623.

For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.

1

Total Returns: Inception Through August 31, 2017
Average
Annual Return
Extended Duration Treasury Index Fund ETF Shares (Returns since inception: 12/6/2007)	8.45%
Bloomberg Barclays U.S. Treasury STRIPS 20–30 Year Equal Par Bond Index	8.69
General U.S. Treasury Funds Average	4.62

General U.S. Treasury Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios
Your Fund Compared With Its Peer Group
	ETF	Institutional	Institutional	Peer Group
	Shares	Shares	Plus Shares	Average
Extended Duration Treasury Index Fund	0.07%	0.06%	0.04%	0.42%

The fund expense ratios shown are from the prospectus dated December 22, 2016, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2017, the fund’s expense ratios were 0.07% for ETF Shares, 0.06% for Institutional Shares, and 0.04% for Institutional Plus Shares.

Peer group: General U.S. Treasury Funds.

2

Chairman’s Perspective

Bill McNabb

Chairman and Chief Executive Officer

Dear Shareholder,

Since mid-August we’ve been reaching out to you about the proposals put forth by the Vanguard funds that, if approved, will enable us to manage the funds more efficiently and effectively. As the November deadline for voting approaches, I’d like to offer some perspective on a few of the proposals that I believe are important to the way Vanguard operates and manages your investments. I hope you consider this information and promptly cast your ballot.

Your biggest advocate

The main driver for this proxy solicitation is to ask all our fund shareholders to elect a full slate of trustees who oversee each U.S.-based Vanguard mutual fund. These trustees serve an important role, making sure your funds are managed in your best interests. This includes monitoring fund performance, approving advisory agreements, and ensuring that we’re keeping your investment costs as low as possible. Simply put, they are your biggest advocate.

Each trustee brings a variety of skills and professional experiences that contribute to the board’s strength and diversity. Of the 12 nominees, nine currently serve on the board, and three are new. If elected, the new board would include ten independent members, meaning they have no affiliation with Vanguard or the funds apart from any investments they may choose to make as private individuals.

3

These are the proposed new trustees:

• Sarah Bloom Raskin is a former member of the Federal Reserve Board of Governors and former deputy secretary of the U.S. Treasury Department. She is an expert in cybersecurity—a critically important issue at Vanguard, as we place a premium on protecting clients’ assets and sensitive data.

• Deanna Mulligan is chief executive officer of The Guardian Life Insurance Company of America. It’s rare to find a CEO such as Deanna who leads a company with a mutual ownership structure similar to Vanguard’s.

• Tim Buckley is president and a director of Vanguard and will succeed me in January as CEO. (I’ll remain chairman for a period to be determined by the board.) I interviewed Tim when he applied for his first job here in 1991 and again when he was graduating from Harvard Business School. I was thrilled he picked Vanguard as a place to build his career, and I’ve been delighted to see him take on several leadership positions, including as head of our Retail Investor Group, chief information officer, and chief investment officer. I can think of no one better prepared to succeed me.

Market Barometer
		Average Annual Total Returns
		Periods Ended August 31, 2017
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	16.16%	9.21%	14.37%
Russell 2000 Index (Small-caps)	14.91	7.67	13.15
Russell 3000 Index (Broad U.S. market)	16.06	9.08	14.27
FTSE All-World ex US Index (International)	18.74	2.80	7.76

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	0.49%	2.64%	2.19%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	0.88	3.40	3.23
Citigroup Three-Month U.S. Treasury Bill Index	0.58	0.25	0.16

CPI
Consumer Price Index	1.94%	1.06%	1.28%

4

Vanguard believes that diversity of thought, background, and experience, as well as diversity of personal characteristics, meaningfully contributes to the board’s ability to effectively serve shareholders. If Sarah and Deanna are elected, women will account for 40% of the board’s independent trustees.

I should note that even as Vanguard is nominating three new board members, we’re saying goodbye to trustee Rajiv Gupta. Rajiv was a legendary CEO of Rohm and Haas Co., and Vanguard and our clients have benefited greatly from his expertise. I wish him a happy retirement.

Summarizing the proposals

Among the trustees’ leading responsibilities is overseeing the funds’ internal and external investment advisory agreements. The trustees, in consultation with our Global Investment Committee and our Portfolio Review Department, choose the investment advisors that manage client assets. Over decades, we have built a strong track record of picking advisors whose portfolio management strategies have served clients well.

Two proposals in the proxy focus on this oversight responsibility. Shareholders of 48 Vanguard funds have already voted to allow the board to make external advisor changes without obtaining prior shareholder approval. The new proposals would extend that policy across our entire U.S.-based fund lineup and expand it to include internal advisory agreements with Vanguard subsidiaries. Eliminating the need for shareholder approval removes a step that is costly and time-consuming if done frequently or on an individual fund basis. Although there are no current plans to employ the policy on any Vanguard-managed funds, standardizing it enables the trustees to retain an advisory firm to diversify a fund’s management team or ensure management continuity should a contingency arise.

I also encourage shareholders of several specific Vanguard index funds to read the proxy proposals that affect those funds. One proposal would change the investment objective of Vanguard REIT Index Fund and Vanguard Variable Insurance Fund REIT Index Portfolio to include real estate-related securities, aligning the funds with updated industry-sector classification methodology. Another proposal seeks to change the diversification status of the REIT Index Fund to enable it to better track its benchmark. Finally, we seek your approval of the Funds’ Service Agreement for Vanguard Institutional Index Fund and Vanguard Institutional Total Stock Market Index Fund. If approved, this arrangement would then be standardized across Vanguard’s entire publicly available U.S. mutual fund lineup. It should also reduce costs and minimum initial investment requirements in select share classes.

5

At the ballot box

We hope you’ll make it a priority to cast your ballot. We want to avoid the added time and cost of soliciting sufficient votes should we not obtain a quorum by the shareholder meeting on November 15, when voting concludes. Ultimately, we believe the proposals I’ve discussed are in your best interest as Vanguard fund shareholders, and the trustees recommend that you vote in favor of them. For more information, visit vanguard.com and enter the search term “proxy.”

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III

Chairman and Chief Executive Officer

September 14, 2017

6

Extended Duration Treasury Index Fund

Fund Profile
As of August 31, 2017

Share-Class Characteristics
			Institutional
	ETF Institutional		Plus
	Shares	Shares	Shares
Ticker Symbol	EDV	VEDTX	VEDIX
Expense Ratio[1]	0.07%	0.06%	0.04%
30-Day SEC Yield	2.77%	2.78%	2.80%

Financial Attributes

		Bloomberg
		Barclays
		Treasury
		STRIPS
		20–30 Year
	Fund	Index

Number of Bonds	79	76

Yield to Maturity (before
expenses)	2.8%	2.8%

Average Coupon	0.0%	0.0%

Average Duration	24.6 years	25.8 years

Average Effective
Maturity	25.0 years	21.9 years

Short-Term Reserves	0.0%	—

Sector Diversification (% of portfolio)
Treasury/Agency	100.0%
The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Volatility Measures
Bloomberg
Barclays
Treasury
STRIPS
20–30 Year
Index
R-Squared	0.99
Beta	1.05
These measures show the degree and timing of the fund’s
fluctuations compared with the index over 36 months.

Distribution by Effective Maturity
(% of portfolio)
10 - 20 Years	1.5%
20 - 30 Years	98.5

Distribution by Credit Quality (% of portfolio)
U.S. Government	100.0%

Credit-quality ratings are obtained from Barclays and are from Moody's, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown. "Not Rated" is used to classify securities for which a rating is not available. For more information about these ratings, see the Glossary entry for Credit Quality.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 22, 2016, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2017, the expense ratios were 0.07% for ETF Shares, 0.06% for Institutional Shares, and 0.04% for Institutional Plus Shares.

7

Extended Duration Treasury Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: December 6, 2007, Through August 31, 2017

Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended August 31, 2017

				Since	Final Value
		One	Five	Inception	of a $10,000
		Year	Years	(12/6/2007)	Investment

	Extended Duration Treasury Index Fund
	ETF Shares Net Asset Value	-8.86%	3.39%	8.45%	$22,023
	Extended Duration Treasury Index Fund
	ETF Shares Market Price	-8.97	3.43	8.48	22,089
	Bloomberg Barclays U.S. Treasury
• • • • • • • •	STRIPS 20–30 Year Equal Par Bond
	Index	-9.20	3.49	8.69	22,506

– – – –	General U.S. Treasury Funds Average	-2.65	1.75	4.62	15,528
General U.S. Treasury Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

			Since	Final Value
	One	Five	Inception	of a $5,000,000
	Year	Years	(11/28/2007)	Investment
Extended Duration Treasury Index Fund
Institutional Shares	-8.86%	3.42%	8.25%	$10,779,649
Bloomberg Barclays U.S. Treasury STRIPS
20–30 Year Equal Par Bond Index	-9.20	3.49	8.41	10,996,652

"Since Inception" performance is calculated from the Institutional Shares’ inception date for both the fund and its comparative standard.

Vanguard fund returns are adjusted to reflect the 0.50% fee on purchases of fund shares. The fee does not apply to the ETF Shares. The Fiscal-Year Total Returns table is not adjusted for fees.

See Financial Highlights for dividend and capital gains information.

8

Extended Duration Treasury Index Fund

	Average Annual Total Returns
	Periods Ended August 31, 2017

		Since	Final Value
	One	Inception	of a $100,000,000
	Year	(8/28/2013)	Investment
Extended Duration Treasury Index Fund
Institutional Plus Shares	-8.84%	11.10%	$151,719,063
Bloomberg Barclays U.S. Treasury STRIPS
20–30 Year Equal Par Bond Index	-9.20	11.17	118,871,130
"Since Inception" performance is calculated from the Institutional Plus Shares’ inception date for both the fund and its comparative standard.

Cumulative Returns of ETF Shares: December 6, 2007, Through August 31, 2017

			Since
	One	Five	Inception
	Year	Years	(12/6/2007)
Extended Duration Treasury Index Fund ETF Shares
Market Price	-8.97%	18.38%	120.89%
Extended Duration Treasury Index Fund ETF Shares
Net Asset Value	-8.86	18.12	120.23
Bloomberg Barclays U.S. Treasury STRIPS 20–30
Year Equal Par Bond Index	-9.20	18.70	125.06

"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standard.

Fiscal-Year Total Returns (%): December 6, 2007, Through August 31, 2017
		Bloomberg
		Barclays
		Treasury
		STRIPS
		20–30 Year
	ETF Shares Net Asset Value	Index
Fiscal Year	Total Returns	Total Returns
2008	2.29%	3.16%
2009	7.98	8.39
2010	20.80	21.48
2011	1.33	1.99
2012	37.90	36.86
2013	-21.34	-20.48
2014	24.17	23.70
2015	5.90	6.38
2016	25.30	24.92
2017	-8.86	-9.20

Vanguard fund returns are adjusted to reflect the 0.50% fee on purchases of fund shares. The fee does not apply to the ETF Shares. The Fiscal-Year Total Returns table is not adjusted for fees.

9

Extended Duration Treasury Index Fund

Average Annual Total Returns: Periods Ended June 30, 2017

This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.

Securities and Exchange Commission rules require that we provide this information.

					Since Inception
	Inception Date	One Year	Five Years	Income	Capital	Total
ETF Shares	12/6/2007
Market Price		-10.37%	3.38%			8.24%
Net Asset Value		-10.35	3.37			8.22
Institutional Shares	11/28/2007	-10.33	3.40	3.64%	4.38%	8.02
Fee-Adjusted Returns		-10.78	3.30			7.96
Institutional Plus Shares	8/28/2013	-10.33	—	3.47	7.17	10.64
Fee-Adjusted Returns		-10.78	—			10.49

Vanguard fund returns are adjusted to reflect the 0.50% fee on purchases of fund shares. The fee does not apply to the ETF Shares. The Fiscal-Year Total Returns table is not adjusted for fees.

10

Extended Duration Treasury Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2017

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
U. S. Government and Agency Obligations (100.0%)
U. S. Government Securities (100.0%)
United States Treasury Strip Coupon	0.000%	8/15/37	41,795	24,561
United States Treasury Strip Coupon	0.000%	11/15/37	66,670	38,851
United States Treasury Strip Coupon	0.000%	2/15/38	57,825	33,358
United States Treasury Strip Coupon	0.000%	5/15/38	68,290	39,085
United States Treasury Strip Coupon	0.000%	8/15/38	47,645	27,031
United States Treasury Strip Coupon	0.000%	11/15/38	39,595	22,275
United States Treasury Strip Coupon	0.000%	2/15/39	41,060	22,830
United States Treasury Strip Coupon	0.000%	5/15/39	39,955	22,041
United States Treasury Strip Coupon	0.000%	8/15/39	37,195	20,329
United States Treasury Strip Coupon	0.000%	11/15/39	50,960	27,626
United States Treasury Strip Coupon	0.000%	2/15/40	34,380	18,476
United States Treasury Strip Coupon	0.000%	5/15/40	24,200	12,896
United States Treasury Strip Coupon	0.000%	8/15/40	45,550	24,053
United States Treasury Strip Coupon	0.000%	11/15/40	50,610	26,507
United States Treasury Strip Coupon	0.000%	2/15/41	61,780	32,116
United States Treasury Strip Coupon	0.000%	5/15/41	49,735	25,664
United States Treasury Strip Coupon	0.000%	8/15/41	42,735	21,908
United States Treasury Strip Coupon	0.000%	11/15/41	46,304	23,521
United States Treasury Strip Coupon	0.000%	2/15/42	47,855	24,092
United States Treasury Strip Coupon	0.000%	5/15/42	47,330	23,624
United States Treasury Strip Coupon	0.000%	8/15/42	41,780	20,678
United States Treasury Strip Coupon	0.000%	11/15/42	63,500	31,170
United States Treasury Strip Coupon	0.000%	2/15/43	65,450	31,830
United States Treasury Strip Coupon	0.000%	5/15/43	59,115	28,500
United States Treasury Strip Coupon	0.000%	8/15/43	43,290	20,698
United States Treasury Strip Coupon	0.000%	11/15/43	53,545	25,392
United States Treasury Strip Coupon	0.000%	2/15/44	54,155	25,525
United States Treasury Strip Coupon	0.000%	5/15/44	50,745	23,751
United States Treasury Strip Coupon	0.000%	8/15/44	56,510	26,189
United States Treasury Strip Coupon	0.000%	11/15/44	32,650	15,073
United States Treasury Strip Coupon	0.000%	2/15/45	26,870	12,308
United States Treasury Strip Coupon	0.000%	5/15/45	37,990	17,288
United States Treasury Strip Coupon	0.000%	8/15/45	47,245	21,364
United States Treasury Strip Coupon	0.000%	11/15/45	39,895	17,925
United States Treasury Strip Coupon	0.000%	2/15/46	36,440	16,276

11

Extended Duration Treasury Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
United States Treasury Strip Coupon	0.000%	5/15/46	33,775	14,998
United States Treasury Strip Coupon	0.000%	8/15/46	22,225	9,793
United States Treasury Strip Coupon	0.000%	11/15/46	17,235	7,523
United States Treasury Strip Coupon	0.000%	2/15/47	11,150	4,823
United States Treasury Strip Coupon	0.000%	5/15/47	1,125	484
United States Treasury Strip Coupon	0.000%	8/15/47	50	21
United States Treasury Strip Principal	0.000%	2/15/38	34,020	20,133
United States Treasury Strip Principal	0.000%	5/15/38	41,005	24,046
United States Treasury Strip Principal	0.000%	2/15/39	34,325	19,522
United States Treasury Strip Principal	0.000%	5/15/39	27,175	15,280
United States Treasury Strip Principal	0.000%	8/15/39	21,270	11,848
United States Treasury Strip Principal	0.000%	11/15/39	31,125	17,163
United States Treasury Strip Principal	0.000%	2/15/40	30,280	16,566
United States Treasury Strip Principal	0.000%	5/15/40	23,860	12,924
United States Treasury Strip Principal	0.000%	8/15/40	35,830	19,228
United States Treasury Strip Principal	0.000%	11/15/40	37,855	20,149
United States Treasury Strip Principal	0.000%	2/15/41	22,510	11,897
United States Treasury Strip Principal	0.000%	5/15/41	25,400	13,301
United States Treasury Strip Principal	0.000%	8/15/41	30,075	15,620
United States Treasury Strip Principal	0.000%	11/15/41	22,985	11,834
United States Treasury Strip Principal	0.000%	2/15/42	24,925	12,727
United States Treasury Strip Principal	0.000%	5/15/42	34,755	17,581
United States Treasury Strip Principal	0.000%	8/15/42	39,965	20,039
United States Treasury Strip Principal	0.000%	11/15/42	47,160	23,425
United States Treasury Strip Principal	0.000%	2/15/43	54,815	26,975
United States Treasury Strip Principal	0.000%	5/15/43	59,960	29,254
United States Treasury Strip Principal	0.000%	8/15/43	44,185	21,392
United States Treasury Strip Principal	0.000%	11/15/43	43,420	20,892
United States Treasury Strip Principal	0.000%	2/15/44	36,340	17,358
United States Treasury Strip Principal	0.000%	5/15/44	40,320	19,058
United States Treasury Strip Principal	0.000%	8/15/44	50,415	23,715
United States Treasury Strip Principal	0.000%	11/15/44	48,780	22,751
United States Treasury Strip Principal	0.000%	2/15/45	51,005	23,550
United States Treasury Strip Principal	0.000%	5/15/45	55,545	25,451
United States Treasury Strip Principal	0.000%	8/15/45	64,095	29,108
United States Treasury Strip Principal	0.000%	11/15/45	63,220	28,488
United States Treasury Strip Principal	0.000%	2/15/46	54,775	24,516
United States Treasury Strip Principal	0.000%	5/15/46	60,910	27,053
United States Treasury Strip Principal	0.000%	8/15/46	54,345	23,997
United States Treasury Strip Principal	0.000%	11/15/46	78,940	34,518
United States Treasury Strip Principal	0.000%	2/15/47	88,025	38,236
United States Treasury Strip Principal	0.000%	5/15/47	76,900	33,181
United States Treasury Strip Principal	0.000%	8/15/47	39,250	16,871
Total U.S. Government and Agency Obligations (Cost $1,545,629)				1,672,100

			Shares
Temporary Cash Investment (0.0%)
1 Vanguard Market Liquidity Fund (Cost $198)	1.224%		1,975	198
Total Investments (100.0%) (Cost $1,545,827)				1,672,298

12

Extended Duration Treasury Index Fund

Amount
($000)
Other Assets and Liabilities (0.0%)
Other Assets
Investment in Vanguard	102
Receivables for Investment Securities Sold	38,784
Receivables for Accrued Income	2
Other Assets	1
Total Other Assets	38,889
Liabilities
Payables for Investment Securities Purchased	(36,978)
Payables for Capital Shares Redeemed	(2,010)
Payables to Vanguard	(523)
Other Liabilities	(1)
Total Liabilities	(39,512)
Net Assets (100%)	1,671,675

At August 31, 2017, net assets consisted of:
Amount
($000)
Paid-in Capital	1,532,592
Undistributed Net Investment Income	8,267
Accumulated Net Realized Gains	4,345
Unrealized Appreciation (Depreciation)	126,471
Net Assets	1,671,675

ETF Shares—Net Assets
Applicable to 5,150,000 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	622,713
Net Asset Value Per Share—ETF Shares	$120.92

Institutional Shares—Net Assets
Applicable to 18,673,880 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	681,960
Net Asset Value Per Share—Institutional Shares	$36.52

Institutional Plus Shares—Net Assets
Applicable to 4,003,222 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	367,002
Net Asset Value Per Share—Institutional Plus Shares	$91.68

• See Note A in Notes to Financial Statements.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

See accompanying Notes, which are an integral part of the Financial Statements.

13

Extended Duration Treasury Index Fund

Statement of Operations

Year Ended
August 31,2017
($000)
Investment Income
Income
Interest[1]	41,791
Total Income	41,791
Expenses
The Vanguard Group—Note B
Investment Advisory Services	45
Management and Administrative—ETF Shares	248
Management and Administrative—Institutional Shares	305
Management and Administrative—Institutional Plus Shares	101
Marketing and Distribution—ETF Shares	32
Marketing and Distribution—Institutional Shares	22
Marketing and Distribution—Institutional Plus Shares	3
Custodian Fees	10
Auditing Fees	36
Shareholders’ Reports and Proxy —ETF Shares	40
Shareholders’ Reports and Proxy —Institutional Shares	—
Shareholders’ Reports and Proxy —Institutional Plus Shares	—
Trustees’ Fees and Expenses	1
Total Expenses	843
Expenses Paid Indirectly	(9)
Net Expenses	834
Net Investment Income	40,957
Realized Net Gain (Loss) on Investment Securities Sold[1]	30,442
Change in Unrealized Appreciation (Depreciation) of Investment Securities	(175,684)
Net Increase (Decrease) in Net Assets Resulting from Operations	(104,285)

1 Interest income and realized net gain (loss) from an affiliated company of the fund were $4,000 and $0, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

14

Extended Duration Treasury Index Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	40,957	35,248
Realized Net Gain (Loss)	30,442	45,970
Change in Unrealized Appreciation (Depreciation)	(175,684)	212,836
Net Increase (Decrease) in Net Assets Resulting from Operations	(104,285)	294,054
Distributions
Net Investment Income
ETF Shares	(14,774)	(12,598)
Institutional Shares	(17,360)	(14,501)
Institutional Plus Shares	(8,156)	(7,073)
Realized Capital Gain[1]
ETF Shares	(9,446)	(4,079)
Institutional Shares	(12,810)	(5,279)
Institutional Plus Shares	(4,467)	(2,699)
Total Distributions	(67,013)	(46,229)
Capital Share Transactions
ETF Shares	90,045	154,937
Institutional Shares	94,096	70,728
Institutional Plus Shares	126,155	(40,014)
Net Increase (Decrease) from Capital Share Transactions	310,296	185,651
Total Increase (Decrease)	138,998	433,476
Net Assets
Beginning of Period	1,532,677	1,099,201
End of Period[2]	1,671,675	1,532,677

1 Includes fiscal 2017 and 2016 short-term gain distributions totaling $372,000 and $289,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $8,267,000 and $7,600,000.

See accompanying Notes, which are an integral part of the Financial Statements.

15

Extended Duration Treasury Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$139.77	$116.00	$113.24	$95.57	$131.02
Investment Operations
Net Investment Income	3.383[1]	3.420	3.524	3.311	3.695
Net Realized and Unrealized Gain (Loss)
on Investments [2]	(16.377)	25.019	3.113	18.824	(30.430)
Total from Investment Operations	(12.994)	28.439	6.637	22.135	(26.735)
Distributions
Dividends from Net Investment Income	(3.402)	(3.414)	(3.506)	(3.236)	(3.779)
Distributions from Realized Capital Gains	(2.454)	(1.255)	(.371)	(1.229)	(4.936)
Total Distributions	(5.856)	(4.669)	(3.877)	(4.465)	(8.715)
Net Asset Value, End of Period	$120.92	$139.77	$116.00	$113.24	$95.57

Total Return	-8.86%	25.30%	5.90%	24.17%	-21.34%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$623	$615	$365	$249	$158
Ratio of Total Expenses to Average Net Assets	0.07%	0.07%	0.10%	0.12%	0.12%
Ratio of Net Investment Income to
Average Net Assets	2.90%	2.77%	2.93%	3.59%	3.15%
Portfolio Turnover Rate [3]	18%	20%	16%	17%	31%

1 Calculated based on average shares outstanding.
2 Includes increases from purchase fees of $0.16, $0.06, $0.05, $0.19, and $0.10.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

16

Extended Duration Treasury Index Fund

Financial Highlights

Institutional Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$42.20	$35.02	$34.18	$28.85	$39.55
Investment Operations
Net Investment Income	1.024[1]	1.036	1.069	1.006	1.121
Net Realized and Unrealized Gain (Loss)
on Investments [2]	(4.934)	7.558	.947	5.678	(9.183)
Total from Investment Operations	(3.910)	8.594	2.016	6.684	(8.062)
Distributions
Dividends from Net Investment Income	(1.030)	(1.035)	(1.064)	(.983)	(1.148)
Distributions from Realized Capital Gains	(.740)	(. 379)	(.112)	(. 371)	(1.490)
Total Distributions	(1.770)	(1.414)	(1.176)	(1.354)	(2.638)
Net Asset Value, End of Period	$36.52	$42.20	$35.02	$34.18	$28.85

Total Return[3]	-8.86%	25.33%	5.89%	24.27%	-21.30%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$682	$660	$484	$529	$375
Ratio of Total Expenses to Average Net Assets	0.06%	0.06%	0.08%	0.10%	0.10%
Ratio of Net Investment Income to
Average Net Assets	2.91%	2.78%	2.95%	3.61%	3.17%
Portfolio Turnover Rate [4]	18%	20%	16%	17%	31%

1 Calculated based on average shares outstanding.
2 Includes increases from purchase fees of $0.05, $0.02, $0.01, $0.06, and $0.03.
3 Total returns do not include transaction fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction fees.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

17

Extended Duration Treasury Index Fund

Financial Highlights

Institutional Plus Shares

					Aug. 28,
					2013[1] to
For a Share Outstanding				Year Ended August 31,	Aug. 31,
Throughout Each Period	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$105.93	$87.92	$85.80	$72.42	$71.46
Investment Operations
Net Investment Income	2.588 [2]	2.620	2.701	2.542	—
Net Realized and Unrealized Gain (Loss)
on Investments [3]	(12.375)	18.958	2.389	14.260	. 960
Total from Investment Operations	(9.787)	21.578	5.090	16.802	.960
Distributions
Dividends from Net Investment Income	(2.603)	(2.616)	(2.688)	(2.491)	—
Distributions from Realized Capital Gains	(1.860)	(.952)	(.282)	(.931)	—
Total Distributions	(4.463)	(3.568)	(2.970)	(3.422)	—
Net Asset Value, End of Period	$91.68	$105.93	$87.92	$85.80	$72.42

Total Return[4]	-8.84%	25.34%	5.93%	24.31%	1.34%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$367	$258	$250	$324	$25
Ratio of Total Expenses to Average Net Assets	0.04%	0.04%	0.06%	0.08%	0.08%[5]
Ratio of Net Investment Income to
Average Net Assets	2.93%	2.80%	2.97%	3.63%	3.19%[5]
Portfolio Turnover Rate [6]	18%	20%	16%	17%	31%

1 Inception.
2 Calculated based on average shares outstanding.
3 Includes increases from purchase fees of $0.12, $0.05, $0.04, $0.15, and $0.07.
4 Total returns do not include transaction fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction fees.
5 Annualized.
6 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

18

Extended Duration Treasury Index Fund

Notes to Financial Statements

Vanguard Extended Duration Treasury Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers three classes of shares: ETF Shares, Institutional Shares, and Institutional Plus Shares. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker. Institutional Shares and Institutional Plus Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2014–2017), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2017, or at any time during the period then ended.

5. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on capital share transactions are credited to paid-in capital.

19

Extended Duration Treasury Index Fund

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and the proxy. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2017, the fund had contributed to Vanguard capital in the amount of $102,000, representing 0.01% of the fund’s net assets and 0.04% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. The fund’s custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended August 31, 2017, custodian fee offset arrangements reduced the fund’s expenses by $9,000 (an annual rate of 0.00% of average net assets).

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investment valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments as of August 31, 2017, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	1,672,100	—
Temporary Cash Investments	198	—	—
Total	198	1,672,100	—

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect

20

Extended Duration Treasury Index Fund

their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended August 31, 2017, the fund realized $24,919,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized gains to paid-in capital.

For tax purposes, at August 31, 2017, the fund had $8,519,000 of ordinary income and $4,568,000 of long-term capital gains available for distribution.

At August 31, 2017, the cost of investment securities for tax purposes was $1,545,827,000. Net unrealized appreciation of investment securities for tax purposes was $126,471,000, consisting of unrealized gains of $129,463,000 on securities that had risen in value since their purchase and $2,992,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended August 31, 2017, the fund purchased $650,970,000 of investment securities and sold $408,227,000 of investment securities, other than temporary cash investments. Purchases and sales include $172,847,000 and $157,054,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

G. Capital share transactions for each class of shares were:
			Year Ended August 31,
		2017		2016
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued[1]	247,808	2,050	241,630	1,950
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(157,763)	(1,300)	(86,693)	(700)
Net Increase (Decrease)—ETF Shares	90,045	750	154,937	1,250
Institutional Shares
Issued[1]	309,551	9,150	120,369	3,103
Issued in Lieu of Cash Distributions	28,772	853	19,486	545
Redeemed	(244,227)	(6,974)	(69,127)	(1,832)
Net Increase (Decrease) —Institutional Shares	94,096	3,029	70,728	1,816
Institutional Plus Shares
Issued[1]	122,255	1,517	—	—
Issued in Lieu of Cash Distributions	12,623	148	9,772	109
Redeemed	(8,723)	(93)	(49,786)	(516)
Net Increase (Decrease)—Institutional Plus Shares	126,155	1,572	(40,014)	(407)

1 Includes purchase fees for fiscal 2017 and 2016 of $2,236,000 and $653,000, respectively (fund totals).

21

Extended Duration Treasury Index Fund

H. Management has determined that no material events or transactions occurred subsequent to August 31, 2017, that would require recognition or disclosure in these financial statements.

22

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard World Fund and the Shareholders of Vanguard Extended Duration Treasury Index Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Extended Duration Treasury Index Fund (constituting a separate portfolio of Vanguard World Fund, hereafter referred to as the “Fund”) as of August 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of August 31, 2017 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
October 13, 2017

Special 2017 tax information (unaudited) for Vanguard Extended Duration Treasury Index Fund

This information for the fiscal year ended August 31, 2017, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $27,001,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.

For nonresident alien shareholders, 100% of income dividends are interest-related dividends.

23

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

24

Six Months Ended August 31, 2017
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Extended Duration Treasury Index Fund	2/28/2017	8/31/2017	Period
Based on Actual Fund Return
ETF Shares	$1,000.00	$1,090.60	$0.37
Institutional Shares	1,000.00	1,090.66	0.32
Institutional Plus Shares	1,000.00	1,090.66	0.21
Based on Hypothetical 5% Yearly Return
ETF Shares	$1,000.00	$1,024.85	$0.36
Institutional Shares	1,000.00	1,024.90	0.31
Institutional Plus Shares	1,000.00	1,025.00	0.20

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.07% for ETF Shares, 0.06% for Institutional Shares, and 0.04% for Institutional Plus Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

25

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Extended Duration Treasury Index Fund has renewed the fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard), through its Fixed Income Group. The board determined that continuing the fund’s internalized management structure was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisor and made monthly presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.

The board, or an investment committee made up of board members, also received information throughout the year through advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.

In addition, the board received monthly reports, which included a Market and Economic Report, a Fund Dashboard Monthly Summary, and a Fund Performance Report.

Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they had received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of the fund’s investment management services over both the short and long term, and took into account the organizational depth and stability of the advisor. The board considered that Vanguard has been managing investments for more than three decades. The Fixed Income Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance

The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance compared with its target index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost

The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory expenses were also well below its peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section.

26

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that the fund’s at-cost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

27

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Credit Quality. Credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). U.S. Treasury, U.S. Agency, and U.S. Agency mortgage-backed securities appear under “U.S. Government.” Credit-quality ratings are obtained from Barclays and are from Moody’s, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown. “Not Rated” is used to classify securities for which a rating is not available.

Distribution by Coupon. A breakdown of the securities in a fund according to coupon rate—the interest rate that an issuer promises to pay, expressed as an annual percentage of face value. Securities with unusually high coupon rates may be subject to call risk, the possibility that they will be redeemed (or “called”) early by the issuer.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

28

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

29

Vanguard Extended Duration Treasury Index Fund is not sponsored, endorsed, issued, sold, or promoted by Barclays Risk Analytics and Index Solutions Limited or any of its affiliates (“Barclays”). Barclays makes no representation or warranty, express or implied, to the owners or purchasers of Vanguard Extended Duration Treasury Index Fund or any member of the public regarding the advisability of investing in securities generally or in Vanguard Extended Duration Treasury Index Fund particularly or the ability of the Barclays index to track general bond market performance. Barclays has not passed on the legality or suitability of Vanguard Extended Duration Treasury Index Fund with respect to any person or entity. Barclays’ only relationship to Vanguard and Vanguard Extended Duration Treasury Index Fund is the licensing of the Barclays index, which is determined, composed, and calculated by Barclays without regard to Vanguard or Vanguard Extended Duration Treasury Index Fund or any owners or purchasers of Vanguard Extended Duration Treasury Index Fund. Barclays has no obligation to take the needs of Vanguard, Vanguard Extended Duration Treasury Index Fund, or the owners of Vanguard Extended Duration Treasury Index Fund into consideration in determining, composing, or calculating the Barclays index. Barclays is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of Vanguard Extended Duration Treasury Index Fund to be issued. Barclays has no obligation or liability in connection with the administration, marketing, or trading of Vanguard Extended Duration Treasury Index Fund.

BARCLAYS SHALL HAVE NO LIABILITY TO THIRD PARTIES FOR THE QUALITY, ACCURACY, AND/OR COMPLETENESS OF THE INDEX OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE INDEX. BARCLAYS MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY OWNERS OF VANGUARD EXTENDED DURATION TREASURY INDEX FUND OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. BARCLAYS RESERVES THE RIGHT TO CHANGE THE METHODS OF CALCULATION OR PUBLICATION, OR TO CEASE THE CALCULATION OR PUBLICATION OF THE BLOOMBERG BARCLAYS U.S. TREASURY STRIPS 20–30 YEAR EQUAL PAR BOND INDEX, AND BARCLAYS SHALL NOT BE LIABLE FOR ANY MISCALCULATION OF OR ANY INCORRECT, DELAYED, OR INTERRUPTED PUBLICATION WITH RESPECT TO THE BLOOMBERG BARCLAYS U.S. TREASURY STRIPS 20–30 YEAR EQUAL PAR BOND INDEX. BARCLAYS MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDEX OR ANY DATA INCLUDED THEREIN. BARCLAYS SHALL NOT BE LIABLE FOR ANY DAMAGES, INCLUDING, WITHOUT LIMITATION, ANY INDIRECT OR CONSEQUENTIAL DAMAGES RESULTING FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN.

© 2017 Barclays. Used with Permission.

Source: Barclays Global Family of Indices. Copyright 2017, Barclays. All rights reserved.

30

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 195 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee1

F. William McNabb III

Born 1957. Trustee Since July 2009. Chairman of the Board. Principal Occupation(s) During the Past Five Years and Other Experience: Chairman of the Board of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group, since January 2010; Chief Executive Officer and Director of The Vanguard Group and President and Chief Executive Officer of each of the investment companies served by The Vanguard Group, since 2008; Director of Vanguard Marketing Corporation; President of The Vanguard Group (2008–2017); Managing Director of The Vanguard Group (1995–2008).

Independent Trustees

Emerson U. Fullwood

Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Executive Chief Staff and Marketing Officer for North America and Corporate Vice President (retired 2008) of Xerox Corporation (document management products and services); Executive in Residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology; Lead Director of SPX FLOW, Inc. (multi-industry manufacturing); Director of the United Way of Rochester, the University of Rochester Medical Center, Monroe Community College Foundation, North Carolina A&T University, and Roberts Wesleyan College; Trustee of the University of Rochester.

Rajiv L. Gupta

Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years and Other Experience: Chairman and Chief Executive Officer (retired 2009) and President (2006–2008) of Rohm and Haas Co. (chemicals); Director of Arconic Inc. (diversified manufacturer), HP Inc. (printer and personal computer manufacturing), and Delphi Automotive plc (automotive components); Senior Advisor at New Mountain Capital.

Amy Gutmann

Born 1949. Trustee Since June 2006. Principal Occupation(s) During the Past Five Years and Other Experience: President of the University of Pennsylvania; Christopher H. Browne

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

Distinguished Professor of Political Science, School of Arts and Sciences, and Professor of Communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania; Trustee of the National Constitution Center.

JoAnn Heffernan Heisen

Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years and Other Experience: Corporate Vice President and Member of the Executive Committee (1997–2008), Chief Global Diversity Officer (retired 2008), Vice President and Chief Information Officer (1997–2006), Controller (1995–1997), Treasurer (1991–1995), and Assistant Treasurer (1989–1991) of Johnson & Johnson (pharmaceuticals/medical devices/ consumer products); Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation; Member of the Advisory Board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born 1949. Trustee Since October 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2009) of Cummins Inc. (industrial machinery); Chairman of the Board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina Foundation for Education; Director of the V Foundation for Cancer Research; Member of the Advisory Council for the College of Arts and Letters and Chair of the Advisory Board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born 1953. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Senior Vice President and Chief Financial Officer (retired 2013) at IBM (information technology services); Fiduciary Member of IBM’s Retirement Plan Committee (2004–2013); Director of the Dow Chemical Company; Member of the Council on Chicago Booth.

Scott C. Malpass

Born 1962. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Chief Investment Officer and Vice President at the University of Notre Dame; Assistant Professor of Finance at the Mendoza College of Business at Notre Dame; Member of the Notre Dame 403(b) Investment Committee, the Board of Advisors for Spruceview Capital Partners, the Board of Catholic Investment Services, Inc. (investment advisor), and the Board of Superintendence of the Institute for the Works of Religion; Chairman of the Board of TIFF Advisory Services, Inc. (investment advisor).

André F. Perold

Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years and Other Experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011); Chief Investment Officer and Co-Managing Partner of HighVista Strategies LLC (private investment firm); Overseer of the Museum of Fine Arts Boston.

Peter F. Volanakis

Born 1955. Trustee Since July 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2010) of Corning Incorporated (communications equipment); Chairman of the Board of Trustees of Colby-Sawyer College; Member of the Board of Hypertherm, Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born 1967. Investment Stewardship Officer Since February 2017. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Treasurer (2015–2017), Controller (2010–2015), and Assistant Controller (2001–2010) of each of the investment companies served by The Vanguard Group.

Thomas J. Higgins

Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Peter Mahoney

Born 1974. Controller Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Controller of each of the investment companies served by The Vanguard Group; Head of International Fund Services at The Vanguard Group (2008–2014).

Anne E. Robinson

Born 1970. Secretary Since September 2016. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; General Counsel of The Vanguard Group; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group; Director and Senior Vice President of Vanguard Marketing Corporation; Managing Director and General Counsel of Global Cards and Consumer Services at Citigroup (2014–2016); Counsel at American Express (2003–2014).

Michael Rollings

Born 1963. Treasurer Since February 2017. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group; Director of Vanguard Marketing Corporation; Executive Vice President and Chief Financial Officer of MassMutual Financial Group (2006–2016).

Vanguard Senior Management Team

Mortimer J. Buckley	Chris D. McIsaac
Gregory Davis	James M. Norris
John James	Thomas M. Rampulla
Martha G. King	Karin A. Risi
John T. Marcante

Chairman Emeritus and Senior Advisor

John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2017 The Vanguard Group, Inc.
All rights reserved.
. Vanguard Marketing Corporation, Distributor

Q12750 102017

Annual Report | August 31, 2017

Vanguard Mega Cap Index Funds

Vanguard Mega Cap Index Fund

Vanguard Mega Cap Growth Index Fund

Vanguard Mega Cap Value Index Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Performance at a Glance.	1
Chairman’s Perspective.	4
Mega Cap Index Fund.	8
Mega Cap Growth Index Fund.	24
Mega Cap Value Index Fund.	40
Your Fund’s After-Tax Returns.	58
About Your Fund’s Expenses.	59
Trustees Approve Advisory Arrangements.	61
Glossary.	63

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: Nautical images have been part of Vanguard’s rich heritage since its start in 1975. For an incoming ship, a lighthouse offers a beacon and safe path to shore. You can similarly depend on Vanguard to put you first––and light the way––as you strive to meet your financial goals. Our client focus and low costs, stemming from our unique ownership structure, assure that your interests are paramount.

Your Fund’s Performance at a Glance

• Growth stocks generally outperformed their value-oriented counterparts for the 12 months ended August 31, 2017. This broad market trend was reflected in the performance of the Vanguard Mega Cap Index Funds.

• Returns ranged from about 21% for the Growth Index Fund to more than 13% for the Value Index Fund. The Mega Cap Index Fund, which includes both growth and value stocks, returned about 17%.

• All three funds closely tracked their target indexes. The Mega Cap Index Fund and Growth Index Fund exceeded the average returns of their large-capitalization fund peers, while the Value Index Fund’s return was similar to that of its peers.

• The technology sector was the top contributor for the Mega Cap Index and Growth Index Funds; financials contributed the most to the Value Index Fund’s performance. All three funds registered negative results in the oil and gas sector.

Total Returns: Fiscal Year Ended August 31, 2017
Total
Returns
Vanguard Mega Cap Index Fund
ETF Shares
Market Price	16.97%
Net Asset Value	17.01
Institutional Shares	17.02
CRSP US Mega Cap Index	17.08
Large-Cap Core Funds Average	14.85
Large-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard Mega Cap Growth Index Fund
ETF Shares
Market Price	21.16%
Net Asset Value	21.17
Institutional Shares	21.20
CRSP US Mega Cap Growth Index	21.26
Large-Cap Growth Funds Average	19.84
Large-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Total
Returns
Vanguard Mega Cap Value Index Fund
ETF Shares
Market Price	13.38%
Net Asset Value	13.40
Institutional Shares	13.41
CRSP US Mega Cap Value Index	13.46
Large-Cap Value Funds Average	13.34

Large-Cap Value Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Institutional Shares are available to certain institutional investors who meet specific administrative, service, and account-size criteria. The
Vanguard ETF® Shares shown are traded on the NYSE Arca exchange and are available only through brokers. The table provides ETF returns based on both the NYSE Arca market price and the net asset value for a share. U.S. Pat. Nos. 6,879,964; 7,337,138; 7,720,749;
7,925,573; 8,090,646; and 8,417,623.
For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock
Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the
Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.

Total Returns: Inception Through August 31, 2017
Average
Annual Return
Mega Cap Index Fund ETF Shares Net Asset Value (Returns since inception: 12/17/2007)	7.96%
Spliced Mega Cap Index	8.04
Large-Cap Core Funds Average	6.51
For a benchmark description, see the Glossary.
Large-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Mega Cap Growth Index Fund ETF Shares Net Asset Value (Returns since inception: 12/17/2007)	9.55%
Spliced Mega Cap Growth Index	9.65
Large-Cap Growth Funds Average	7.59
For a benchmark description, see the Glossary.
Large-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Mega Cap Value Index Fund ETF Shares Net Asset Value (Returns since inception: 12/17/2007)	6.46%
Spliced Mega Cap Value Index	6.51
Large-Cap Value Funds Average	5.65

For a benchmark description, see the Glossary.

Large-Cap Value Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

2

Expense Ratios
Your Fund Compared With Its Peer Group
	ETF	Institutional	Peer Group
	Shares	Shares	Average
Mega Cap Index Fund	0.07%	0.06%	1.07%
Mega Cap Growth Index Fund	0.07	0.06	1.14
Mega Cap Value Index Fund	0.07	0.06	1.09

The fund expense ratios shown are from the prospectus dated December 22, 2016, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2017, the expense ratios were: for the Mega Cap Index Fund, 0.07% for ETF Shares and 0.06%
for Institutional Shares; for the Mega Cap Growth Index Fund, 0.07% for ETF Shares and 0.06% for Institutional Shares; and for the Mega
Cap Value Index Fund, 0.07% for ETF Shares and 0.06% for Institutional Shares. Peer-group expense ratios are derived from data provided by Lipper, a Thomson Reuters Company, and capture information through year-end 2016.

Peer groups: For the Mega Cap Index Fund, Large-Cap Core Funds; for the Mega Cap Growth Index Fund, Large-Cap Growth Funds; and for
the Mega Cap Value Index Fund, Large-Cap Value Funds.

3

Chairman’s Perspective

Bill McNabb

Chairman and Chief Executive Officer

Dear Shareholder,

Since mid-August we’ve been reaching out to you about the proposals put forth by the Vanguard funds that, if approved, will enable us to manage the funds more efficiently and effectively. As the November deadline for voting approaches, I’d like to offer some perspective on a few of the proposals that I believe are important to the way Vanguard operates and manages your investments. I hope you consider this information and promptly cast your ballot.

Your biggest advocate

The main driver for this proxy solicitation is to ask all our fund shareholders to elect a full slate of trustees who oversee each U.S.-based Vanguard mutual fund. These trustees serve an important role, making sure your funds are managed in your best interests. This includes monitoring fund performance, approving advisory agreements, and ensuring that we’re keeping your investment costs as low as possible. Simply put, they are your biggest advocate.

Each trustee brings a variety of skills and professional experiences that contribute to the board’s strength and diversity. Of the 12 nominees, nine currently serve on the board, and three are new. If elected, the new board would include ten independent members, meaning they have no affiliation with Vanguard or the funds apart from any investments they may choose to make as private individuals.

4

These are the proposed new trustees:

• Sarah Bloom Raskin is a former member of the Federal Reserve Board of Governors and former deputy secretary of the U.S. Treasury Department. She is an expert in cybersecurity—a critically important issue at Vanguard, as we place a premium on protecting clients’ assets and sensitive data.

• Deanna Mulligan is chief executive officer of The Guardian Life Insurance Company of America. It’s rare to find a CEO such as Deanna who leads a company with a mutual ownership structure similar to Vanguard’s.

• Tim Buckley is president and a director of Vanguard and will succeed me in January as CEO. (I’ll remain chairman for a period to be determined by the board.) I interviewed Tim when he applied for his first job here in 1991 and again when he was graduating from Harvard Business School. I was thrilled he picked Vanguard as a place to build his career, and I’ve been delighted to see him take on several leadership positions, including as head of our Retail Investor Group, chief information officer, and chief investment officer. I can think of no one better prepared to succeed me.

Market Barometer
		Average Annual Total Returns
		Periods Ended August 31, 2017
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	16.16%	9.21%	14.37%
Russell 2000 Index (Small-caps)	14.91	7.67	13.15
Russell 3000 Index (Broad U.S. market)	16.06	9.08	14.27
FTSE All-World ex US Index (International)	18.74	2.80	7.76

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	0.49%	2.64%	2.19%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	0.88	3.40	3.23
Citigroup Three-Month U.S. Treasury Bill Index	0.58	0.25	0.16

CPI
Consumer Price Index	1.94%	1.06%	1.28%

5

Vanguard believes that diversity of thought, background, and experience, as well as diversity of personal characteristics, meaningfully contributes to the board’s ability to effectively serve shareholders. If Sarah and Deanna are elected, women will account for 40% of the board’s independent trustees.

I should note that even as Vanguard is nominating three new board members, we’re saying goodbye to trustee Rajiv Gupta. Rajiv was a legendary CEO of Rohm and Haas Co., and Vanguard and our clients have benefited greatly from his expertise. I wish him a happy retirement.

Summarizing the proposals

Among the trustees’ leading responsibilities is overseeing the funds’ internal and external investment advisory agreements. The trustees, in consultation with our Global Investment Committee and our Portfolio Review Department, choose the investment advisors that manage client assets. Over decades, we have built a strong track record of picking advisors whose portfolio management strategies have served clients well.

Two proposals in the proxy focus on this oversight responsibility. Shareholders of 48 Vanguard funds have already voted to allow the board to make external advisor changes without obtaining prior shareholder approval. The new proposals would extend that policy across our entire U.S.-based fund lineup and expand it to include internal advisory agreements with Vanguard subsidiaries. Eliminating the need for shareholder approval removes a step that is costly and time-consuming if done frequently or on an individual fund basis. Although there are no current plans to employ the policy on any Vanguard-managed funds, standardizing it enables the trustees to retain an advisory firm to diversify a fund’s management team or ensure management continuity should a contingency arise.

I also encourage shareholders of several specific Vanguard index funds to read the proxy proposals that affect those funds. One proposal would change the investment objective of Vanguard REIT Index Fund and Vanguard Variable Insurance Fund REIT Index Portfolio to include real estate-related securities, aligning the funds with updated industry-sector classification methodology. Another proposal seeks to change the diversification status of the REIT Index Fund to enable it to better track its benchmark. Finally, we seek your approval of the Funds’ Service Agreement for Vanguard Institutional Index Fund and Vanguard Institutional Total Stock Market Index Fund. If approved, this arrangement would then be standardized across Vanguard’s entire publicly available U.S. mutual fund lineup. It should also reduce costs and minimum initial investment requirements in select share classes.

6

At the ballot box

We hope you’ll make it a priority to cast your ballot. We want to avoid the added time and cost of soliciting sufficient votes should we not obtain a quorum by the shareholder meeting on November 15, when voting concludes. Ultimately, we believe the proposals I’ve discussed are in your best interest as Vanguard fund shareholders, and the trustees recommend that you vote in favor of them. For more information, visit vanguard.com and enter the search term “proxy.”

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III

Chairman and Chief Executive Officer

September 14, 2017

7

Mega Cap Index Fund

Fund Profile

As of August 31, 2017

Share-Class Characteristics
	ETF	Institutional
	Shares	Shares
Ticker Symbol	MGC	VMCTX
Expense Ratio[1]	0.07%	0.06%
30-Day SEC Yield	1.99%	1.99%

Portfolio Characteristics
			DJ
			U.S.
		CRSP US	Total
		Mega Cap	Market
	Fund	Index FA Index
Number of Stocks	275	275	3,769
Median Market Cap	$120.0B	$120.0B	$63.1B
Price/Earnings Ratio	21.8x	21.8x	21.6x
Price/Book Ratio	3.1x	3.1x	2.8x
Return on Equity	16.0%	16.0%	15.1%
Earnings Growth Rate	9.0%	9.0%	9.4%
Dividend Yield	2.0%	2.0%	1.8%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	6%	—	—
Short-Term Reserves	-0.2%	—	—

Sector Diversification (% of equity exposure)
			DJ
		CRSP US	U.S. Total
		Mega Cap	Market
	Fund	Index	FA Index
Basic Materials	1.9%	1.9%	2.6%
Consumer Goods	9.1	9.1	9.3
Consumer Services	13.4	13.4	12.8
Financials	18.6	18.6	20.2
Health Care	14.5	14.5	13.2
Industrials	11.0	11.0	12.9
Oil & Gas	5.8	5.8	5.2
Technology	20.5	20.5	18.5
Telecommunications	2.5	2.5	2.0
Utilities	2.7	2.7	3.3

Sector categories are based on the Industry Classification Benchmark (“ICB”), except for the “Other” category (if applicable), which includes securities that have not been provided an ICB classification as of the effective reporting period.

Volatility Measures
		DJ
	CRSP US	U.S. Total
	Mega Cap	Market
	Index	FA Index
R-Squared	1.00	0.98
Beta	1.00	0.97

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Apple Inc.	Computer Hardware	4.2%
Microsoft Corp.	Software	3.2
Alphabet Inc.	Internet	3.1
Facebook Inc.	Internet	2.2
Amazon.com Inc.	Broadline Retailers	2.2
Johnson & Johnson	Pharmaceuticals	2.0
Berkshire Hathaway Inc.	Reinsurance	1.9
Exxon Mobil Corp.	Integrated Oil & Gas	1.8
JPMorgan Chase & Co.	Banks	1.8
Bank of America Corp.	Banks	1.3
Top Ten		23.7%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 22, 2016, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2017, the expense ratios were 0.07% for ETF Shares and 0.06% for Institutional Shares.

8

Mega Cap Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: December 17, 2007, Through August 31, 2017

Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended August 31, 2017

				Since	Final Value
		One	Five	Inception	of a $10,000
		Year	Years	(12/17/2007)	Investment

	Mega Cap Index Fund*ETF Shares Net
	Asset Value	17.01%	14.25%	7.96%	$21,031
	Mega Cap Index Fund*ETF Shares
	Market Price	16.97	14.21	7.96	21,022

• • • • • • • •	Spliced Mega Cap Index	17.08	14.33	8.04	21,187

– – – –	Large-Cap Core Funds Average	14.85	12.70	6.51	18,444
	Dow Jones U.S. Total Stock Market
	Float Adjusted Index	16.05	14.19	8.19	21,462

For a benchmark description, see the Glossary.
Large-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

			Since	Final Value
	One	Five	Inception	of a $5,000,000
	Year	Years	(2/22/2008)	Investment

Mega Cap Index Fund Institutional Shares	17.02%	14.27%	8.87%	$11,231,680

Spliced Mega Cap Index	17.08	14.33	8.93	11,285,548
Dow Jones U.S. Total Stock Market Float Adjusted
Index	16.05	14.19	9.03	11,386,349

"Since Inception" performance is calculated from the Institutional Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

9

Mega Cap Index Fund

Cumulative Returns of ETF Shares: December 17, 2007, Through August 31, 2017

			Since
	One	Five	Inception
	Year	Years	(12/17/2007)
Mega Cap Index Fund ETF Shares Market Price	16.97%	94.33%	110.22%
Mega Cap Index Fund ETF Shares Net Asset Value	17.01	94.64	110.31
Spliced Mega Cap Index	17.08	95.37	111.87

"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

Fiscal-Year Total Returns (%): December 17, 2007, Through August 31, 2017

For a benchmark description, see the Glossary.

Average Annual Total Returns: Periods Ended June 30, 2017

This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.

Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Since
	Date	Year	Years	Inception
ETF Shares	12/17/2007
Market Price		18.42%	14.52%	7.82%
Net Asset Value		18.36	14.51	7.82
Institutional Shares	2/22/2008	18.36	14.54	8.74

10

Mega Cap Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2017

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (99.7%)[1]
Basic Materials (1.9%)
Dow Chemical Co.	91,142	6,075
EI du Pont de Nemours
& Co.	64,698	5,430
Praxair Inc.	21,337	2,807
Ecolab Inc.	19,523	2,602
Air Products & Chemicals
Inc.	16,238	2,360
LyondellBasell Industries
NV Class A	24,133	2,186
PPG Industries Inc.	19,129	1,996
International Paper Co.	30,733	1,656
Nucor Corp.	23,816	1,312
		26,424
Consumer Goods (9.1%)
Procter & Gamble Co.	190,971	17,621
Philip Morris International
Inc.	115,978	13,561
Coca-Cola Co.	287,201	13,082
PepsiCo Inc.	106,679	12,346
Altria Group Inc.	144,252	9,146
NIKE Inc. Class B	98,628	5,208
Colgate-Palmolive Co.	65,946	4,724
Mondelez International Inc.
Class A	107,612	4,375
Monsanto Co.	32,763	3,840
Kraft Heinz Co.	45,527	3,676
Activision Blizzard Inc.	53,462	3,505
General Motors Co.	95,754	3,499
* Tesla Inc.	9,188	3,270
Kimberly-Clark Corp.	26,495	3,267
Ford Motor Co.	292,485	3,226
Constellation Brands Inc.
Class A	11,507	2,303
General Mills Inc.	43,132	2,297
Estee Lauder Cos. Inc.
Class A	16,642	1,780

			Market
			Value•
		Shares	($000)
*	Monster Beverage Corp.	31,704	1,770
	Archer-Daniels-Midland Co.	42,673	1,763
	Stanley Black & Decker Inc.	11,449	1,649
*	Electronic Arts Inc.	10,869	1,321
	VF Corp.	19,418	1,221
	Kellogg Co.	18,201	1,191
	Hershey Co.	10,177	1,068
	Delphi Automotive plc	10,107	974
	Brown-Forman Corp.
	Class B	13,536	718
	Tyson Foods Inc. Class A	10,833	686
	Campbell Soup Co.	14,650	677
			123,764
Consumer Services (13.4%)
*	Amazon.com Inc.	30,358	29,769
	Comcast Corp. Class A	353,396	14,351
	Home Depot Inc.	89,287	13,382
	Walt Disney Co.	111,049	11,238
	McDonald’s Corp.	60,881	9,739
	Wal-Mart Stores Inc.	113,198	8,837
*	Priceline Group Inc.	3,696	6,845
*	Charter Communications
	Inc. Class A	15,006	5,981
	CVS Health Corp.	76,087	5,885
	Starbucks Corp.	102,719	5,635
	Walgreens Boots Alliance
	Inc.	68,661	5,596
	Time Warner Inc.	55,003	5,561
*	Netflix Inc.	30,580	5,343
	Costco Wholesale Corp.	32,754	5,134
	Lowe’s Cos. Inc.	63,975	4,727
	TJX Cos. Inc.	45,700	3,304
*	eBay Inc.	76,869	2,777
	McKesson Corp.	15,723	2,348
	Delta Air Lines Inc.	49,658	2,343
	Target Corp.	41,055	2,239
	Twenty-First Century Fox
	Inc. Class A	80,161	2,212

11

Mega Cap Index Fund

			Market
			Value•
		Shares	($000)
	Marriott International Inc.
	Class A	21,240	2,200
	Southwest Airlines Co.	40,472	2,110
	Yum! Brands Inc.	25,882	1,988
	Carnival Corp.	28,119	1,954
	Sysco Corp.	36,087	1,901
	Las Vegas Sands Corp.	29,540	1,838
	CBS Corp. Class B	26,324	1,686
	Cardinal Health Inc.	23,499	1,585
	Kroger Co.	68,871	1,506
	Dollar General Corp.	20,562	1,492
	American Airlines Group
	Inc.	32,964	1,475
*	O’Reilly Automotive Inc.	6,791	1,332
	Omnicom Group Inc.	17,276	1,250
*	AutoZone Inc.	2,137	1,129
	Hilton Worldwide Holdings
	Inc.	15,778	1,015
*	DISH Network Corp.
	Class A	16,141	925
	Ross Stores Inc.	14,772	863
	Twenty-First Century Fox
	Inc.	28,251	766
	L Brands Inc.	17,897	648
*	United Continental
	Holdings Inc.	9,953	617
	Sirius XM Holdings Inc.	104,761	602
	AmerisourceBergen Corp.
	Class A	6,177	496
	Viacom Inc. Class B	12,441	356
*	Altice USA Inc. Class A	4,479	137
^	Viacom Inc. Class A	1,100	42
	CBS Corp. Class A	300	19
			183,178
Financials (18.5%)
*	Berkshire Hathaway Inc.
	Class B	137,798	24,963
	JPMorgan Chase & Co.	265,281	24,111
	Bank of America Corp.	743,175	17,754
	Wells Fargo & Co.	335,907	17,155
	Visa Inc. Class A	137,882	14,274
	Citigroup Inc.	205,615	13,988
	Mastercard Inc. Class A	70,788	9,436
	US Bancorp	119,675	6,133
	Goldman Sachs Group Inc.	26,450	5,918
	American Express Co.	56,825	4,893
	Morgan Stanley	103,549	4,711
	American Tower Corp.	31,775	4,704
	Chubb Ltd.	33,107	4,682
	PNC Financial Services
	Group Inc.	36,083	4,525
	American International
	Group Inc.	68,815	4,162

			Market
			Value•
		Shares	($000)
	Bank of New York Mellon
	Corp.	73,789	3,858
	BlackRock Inc.	9,040	3,788
	Simon Property Group Inc.	23,351	3,663
	Charles Schwab Corp.	89,906	3,587
	Prudential Financial Inc.	31,958	3,262
	Crown Castle International
	Corp.	30,034	3,257
	CME Group Inc.	24,058	3,026
	Marsh & McLennan
	Cos. Inc.	38,490	3,005
	S&P Global Inc.	19,300	2,979
	MetLife Inc.	63,548	2,976
	Capital One Financial Corp.	36,161	2,879
	Intercontinental Exchange
	Inc.	44,187	2,858
	BB&T Corp.	60,483	2,788
	Aon plc	19,595	2,727
	Travelers Cos. Inc.	20,809	2,522
	Prologis Inc.	39,563	2,507
	State Street Corp.	26,762	2,475
	Allstate Corp.	27,200	2,462
	Aflac Inc.	29,570	2,441
	Public Storage	11,051	2,269
	Progressive Corp.	43,488	2,021
	Welltower Inc.	27,250	1,995
	SunTrust Banks Inc.	36,090	1,989
	Synchrony Financial	60,770	1,871
	Weyerhaeuser Co.	56,432	1,840
	Equity Residential	27,348	1,836
	Ventas Inc.	26,547	1,817
	Discover Financial
	Services	28,264	1,666
	Ameriprise Financial Inc.	11,351	1,572
	Fifth Third Bancorp	55,830	1,459
	Northern Trust Corp.	16,240	1,437
	T. Rowe Price Group Inc.	17,032	1,437
	Boston Properties Inc.	11,454	1,381
	Equinix Inc.	2,948	1,381
*	Berkshire Hathaway Inc.
	Class A	5	1,357
	Franklin Resources Inc.	25,075	1,084
	HCP Inc.	34,955	1,042
	Loews Corp.	21,354	995
	AvalonBay Communities
	Inc.	5,107	959
	GGP Inc.	46,105	957
	Vornado Realty Trust	12,659	943
	TD Ameritrade Holding
	Corp.	19,832	859
			252,636

12

Mega Cap Index Fund

			Market
			Value•
		Shares	($000)
Health Care (14.5%)
	Johnson & Johnson	201,170	26,629
	Pfizer Inc.	445,560	15,113
	UnitedHealth Group Inc.	71,967	14,314
	Merck & Co. Inc.	204,208	13,041
	Amgen Inc.	54,906	9,761
	AbbVie Inc.	118,834	8,948
	Medtronic plc	102,226	8,241
	Gilead Sciences Inc.	97,533	8,164
*	Celgene Corp.	58,344	8,106
	Bristol-Myers Squibb Co.	122,998	7,439
	Abbott Laboratories	129,536	6,599
	Eli Lilly & Co.	74,155	6,028
	Allergan plc	25,136	5,768
	Thermo Fisher Scientific
	Inc.	29,174	5,460
*	Biogen Inc.	15,810	5,005
	Aetna Inc.	24,734	3,901
	Anthem Inc.	19,801	3,882
	Cigna Corp.	19,134	3,484
	Becton Dickinson and Co.	16,845	3,360
	Stryker Corp.	22,328	3,156
*	Vertex Pharmaceuticals
	Inc.	18,553	2,978
*	Regeneron
	Pharmaceuticals Inc.	5,871	2,917
*	Boston Scientific Corp.	102,429	2,822
*	Express Scripts Holding
	Co.	44,286	2,782
	Humana Inc.	10,786	2,779
*	Intuitive Surgical Inc.	2,732	2,745
	Zoetis Inc.	36,719	2,302
*	Alexion Pharmaceuticals
	Inc.	15,899	2,264
	Baxter International Inc.	36,438	2,261
*	Illumina Inc.	10,903	2,229
*	HCA Healthcare Inc.	22,011	1,731
	Zimmer Biomet Holdings
	Inc.	15,085	1,724
*	Mylan NV	38,005	1,196
			197,129
Industrials (10.9%)
	General Electric Co.	648,382	15,918
	Boeing Co.	42,859	10,271
	3M Co.	44,630	9,119
	Honeywell International
	Inc.	56,917	7,870
	United Technologies Corp.	53,876	6,450
	Union Pacific Corp.	60,323	6,352
	Accenture plc Class A	46,289	6,053
	United Parcel Service Inc.
	Class B	51,432	5,882
	Lockheed Martin Corp.	18,323	5,596

			Market
			Value•
		Shares	($000)
*	PayPal Holdings Inc.	85,225	5,257
	Caterpillar Inc.	43,982	5,167
	Raytheon Co.	21,734	3,956
	Danaher Corp.	46,655	3,892
	General Dynamics Corp.	19,162	3,858
	FedEx Corp.	17,947	3,847
	Northrop Grumman Corp.	13,056	3,554
	Automatic Data
	Processing Inc.	31,781	3,384
	CSX Corp.	65,547	3,290
	Emerson Electric Co.	48,205	2,846
	Illinois Tool Works Inc.	20,626	2,836
	Johnson Controls
	International plc	70,128	2,776
	Deere & Co.	23,791	2,758
	Norfolk Southern Corp.	21,580	2,601
	Waste Management Inc.	33,056	2,549
	Eaton Corp. plc	33,428	2,399
	Fidelity National
	Information Services Inc.	24,750	2,300
	Sherwin-Williams Co.	6,277	2,130
	TE Connectivity Ltd.	26,446	2,105
	Cummins Inc.	12,525	1,996
	PACCAR Inc.	26,270	1,742
	Ingersoll-Rand plc	19,063	1,628
	Parker-Hannifin Corp.	9,943	1,600
	Rockwell Automation Inc.	9,613	1,577
	Agilent Technologies Inc.	23,994	1,553
	Fortive Corp.	23,237	1,510
	Paychex Inc.	24,078	1,373
	Republic Services Inc.
	Class A	17,673	1,153
			149,148
Oil & Gas (5.8%)
	Exxon Mobil Corp.	316,322	24,145
	Chevron Corp.	141,392	15,217
	Schlumberger Ltd.	103,688	6,585
	ConocoPhillips	92,344	4,032
	EOG Resources Inc.	43,091	3,662
	Occidental Petroleum
	Corp.	56,951	3,400
	Kinder Morgan Inc.	141,803	2,741
	Phillips 66	32,654	2,737
	Halliburton Co.	61,682	2,404
	Valero Energy Corp.	33,465	2,279
	Marathon Petroleum Corp.	38,596	2,024
	Williams Cos. Inc.	61,469	1,828
	Anadarko Petroleum Corp.	41,886	1,714
	Pioneer Natural Resources
	Co.	12,734	1,651
	Apache Corp.	28,331	1,100
	Baker Hughes a GE Co.	31,787	1,078
	Hess Corp.	22,489	875

13

Mega Cap Index Fund

			Market
			Value•
		Shares	($000)
	Devon Energy Corp.	18,734	588
	Noble Energy Inc.	16,412	390
			78,450
Technology (20.4%)
	Apple Inc.	350,356	57,458
	Microsoft Corp.	576,501	43,105
*	Facebook Inc. Class A	176,512	30,355
*	Alphabet Inc. Class A	22,068	21,080
*	Alphabet Inc. Class C	22,162	20,817
	Intel Corp.	351,595	12,330
	Cisco Systems Inc.	373,307	12,024
	Oracle Corp.	230,434	11,598
	International Business
	Machines Corp.	66,598	9,526
	Broadcom Ltd.	29,997	7,561
	NVIDIA Corp.	42,163	7,144
	Texas Instruments Inc.	74,327	6,156
	QUALCOMM Inc.	110,293	5,765
*	Adobe Systems Inc.	36,960	5,735
*	salesforce.com Inc.	50,562	4,828
	Applied Materials Inc.	80,567	3,635
	Cognizant Technology
	Solutions Corp. Class A	43,967	3,112
	Intuit Inc.	18,155	2,568
*	Micron Technology Inc.	78,535	2,511
	HP Inc.	126,530	2,414
	Analog Devices Inc.	27,294	2,284
	Hewlett Packard Enterprise
	Co.	124,040	2,240
	Corning Inc.	68,933	1,983
	DXC Technology Co.	21,225	1,804
*	VMware Inc. Class A	3,989	431
*	Snap Inc.	17,662	256
			278,720
Telecommunications (2.5%)
	AT&T Inc.	459,085	17,197
	Verizon Communications
	Inc.	304,684	14,616
*	T-Mobile US Inc.	21,614	1,399
*	Sprint Corp.	44,224	365
			33,577
Utilities (2.7%)
	NextEra Energy Inc.	34,984	5,265
	Duke Energy Corp.	52,194	4,557
	Dominion Energy Inc.	47,076	3,708
	Southern Co.	74,446	3,593
	American Electric Power
	Co. Inc.	36,686	2,701
	PG&E Corp.	38,263	2,693
	Exelon Corp.	69,245	2,622
	Sempra Energy	18,657	2,200
	PPL Corp.	50,682	1,989
	Edison International	24,421	1,958

		Market
		Value•
	Shares	($000)
Consolidated Edison Inc.	22,766	1,919
Xcel Energy Inc.	37,877	1,875
Public Service Enterprise
Group Inc.	37,625	1,762
FirstEnergy Corp.	16,644	542
		37,384
Total Common Stocks
(Cost $925,462)		1,360,410
Temporary Cash Investments (0.1%)[1]
Money Market Fund (0.1%)
[2,3] Vanguard Market
Liquidity Fund,
1.224%	9,485	948

	Face
	Amount
	($000)
U. S. Government and Agency Obligations (0.0%)
4 United States Treasury
Bill, 0.949%, 10/19/17	200	200
Total Temporary Cash Investments
(Cost $1,148)		1,148
Total Investments (99.8%)
(Cost $926,610)		1,361,558

		Amount
		($000)
Other Assets and Liabilities (0.2%)
Other Assets
Investment in Vanguard		89
Receivables for Accrued Income		3,151
Receivables for Capital Shares Issued		220
Variation Margin Receivable—
Futures Contracts		21
Total Other Assets		3,481
Liabilities
Payables for Investment Securities
Purchased		(2)
Collateral for Securities on Loan		(39)
Payables to Vanguard		(529)
Other Liabilities		(159)
Total Liabilities		(729)
Net Assets (100%)		1,364,310

14

Mega Cap Index Fund

At August 31, 2017, net assets consisted of:
Amount
($000)
Paid-in Capital	959,941
Undistributed Net Investment Income	5,863
Accumulated Net Realized Losses	(36,502)
Unrealized Appreciation (Depreciation)
Investment Securities	434,948
Futures Contracts	60
Net Assets	1,364,310

ETF Shares—Net Assets
Applicable to 14,500,000 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	1,232,768
Net Asset Value Per Share—
ETF Shares	$85.02

Amount
($000)
Institutional Shares—Net Assets
Applicable to 784,760 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	131,542
Net Asset Value Per Share—
Institutional Shares	$167.62

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers.
The total value of securities on loan is $38,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.0% and
-0.2%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate
shown is the 7-day yield.
3 Includes $39,000 of collateral received for securities on loan.
4 Securities with a value of $200,000 have been segregated as initial margin for open futures contracts.

Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
($000)
Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
E-mini S&P 500 Index	September 2017	30	3,705	60

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

15

Mega Cap Index Fund

Statement of Operations

Year Ended
August 31,2017
($000)
Investment Income
Income
Dividends	27,527
Interest[1]	28
Securities Lending—Net	67
Total Income	27,622
Expenses
The Vanguard Group—Note B
Investment Advisory Services	253
Management and Administrative—ETF Shares	350
Management and Administrative—Institutional Shares	40
Marketing and Distribution—ETF Shares	53
Marketing and Distribution—Institutional Shares	5
Custodian Fees	25
Auditing Fees	34
Shareholders’ Reports and Proxy—ETF Shares	110
Shareholders’ Reports and Proxy—Institutional Shares	—
Trustees’ Fees and Expenses	1
Total Expenses	871
Net Investment Income	26,751
Realized Net Gain (Loss)
Investment Securities Sold[1]	58,506
Futures Contracts	551
Realized Net Gain (Loss)	59,057
Change in Unrealized Appreciation (Depreciation)
Investment Securities	111,954
Futures Contracts	(162)
Change in Unrealized Appreciation (Depreciation)	111,792
Net Increase (Decrease) in Net Assets Resulting from Operations	197,600

1 Interest income and realized net gain (loss) from an affiliated company of the fund were $26,000 and $1,000, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

16

Mega Cap Index Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	26,751	26,379
Realized Net Gain (Loss)	59,057	76,699
Change in Unrealized Appreciation (Depreciation)	111,792	34,213
Net Increase (Decrease) in Net Assets Resulting from Operations	197,600	137,291
Distributions
Net Investment Income
ETF Shares	(23,592)	(21,835)
Institutional Shares	(2,482)	(4,593)
Realized Capital Gain
ETF Shares	—	—
Institutional Shares	—	—
Total Distributions	(26,074)	(26,428)
Capital Share Transactions
ETF Shares	20,632	(10,659)
Institutional Shares	(18,190)	(177,997)
Net Increase (Decrease) from Capital Share Transactions	2,442	(188,656)
Total Increase (Decrease)	173,968	(77,793)
Net Assets
Beginning of Period	1,190,342	1,268,135
End of Period[1]	1,364,310	1,190,342

1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $5,863,000 and $5,186,000.

See accompanying Notes, which are an integral part of the Financial Statements.

17

Mega Cap Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$74.19	$67.35	$68.69	$55.99	$48.52
Investment Operations
Net Investment Income	1.676[1]	1.582	1.399	1.250	1.189
Net Realized and Unrealized Gain (Loss)
on Investments	10.788	6.793	(1.377)	12.687	7.471
Total from Investment Operations	12.464	8.375	.022	13.937	8.660
Distributions
Dividends from Net Investment Income	(1.634)	(1.535)	(1.362)	(1.237)	(1.190)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.634)	(1.535)	(1.362)	(1.237)	(1.190)
Net Asset Value, End of Period	$85.02	$74.19	$67.35	$68.69	$55.99

Total Return	17.01%	12.61%	-0.05%	25.13%	18.10%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,233	$1,057	$970	$810	$588
Ratio of Total Expenses to Average Net Assets	0.07%	0.07%	0.09%	0.11%	0.11%
Ratio of Net Investment Income to
Average Net Assets	2.12%	2.23%	2.02%	2.00%	2.26%
Portfolio Turnover Rate[2]	6%	7%	8%	6%	10%

1 Calculated based on average shares outstanding.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

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Mega Cap Index Fund

Financial Highlights

Institutional Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$146.25	$132.77	$135.41	$110.38	$95.66
Investment Operations
Net Investment Income	3.362[1]	3.117	2.798	2.498	2.373
Net Realized and Unrealized Gain (Loss)
on Investments	21.220	13.419	(2.717)	25.000	14.727
Total from Investment Operations	24.582	16.536	.081	27.498	17.100
Distributions
Dividends from Net Investment Income	(3.212)	(3.056)	(2.721)	(2.468)	(2.380)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(3.212)	(3.056)	(2.721)	(2.468)	(2.380)
Net Asset Value, End of Period	$167.62	$146.25	$132.77	$135.41	$110.38

Total Return	17.02%	12.63%	-0.01%	25.15%	18.13%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$132	$133	$298	$314	$339
Ratio of Total Expenses to Average Net Assets	0.06%	0.06%	0.06%	0.08%	0.08%
Ratio of Net Investment Income to
Average Net Assets	2.13%	2.24%	2.05%	2.03%	2.29%
Portfolio Turnover Rate[2]	6%	7%	8%	6%	10%

1 Calculated based on average shares outstanding.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

19

Mega Cap Index Fund

Notes to Financial Statements

Vanguard Mega Cap Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Institutional Shares. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker. Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended August 31, 2017, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

20

Mega Cap Index Fund

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2014–2017), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2017, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

21

Mega Cap Index Fund

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and the proxy. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2017, the fund had contributed to Vanguard capital in the amount of $89,000, representing 0.01% of the fund’s net assets and 0.04% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments as of August 31, 2017, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	1,360,410	—	—
Temporary Cash Investments	948	200	—
Futures Contracts—Assets[1]	21	—	—
Total	1,361,379	200	—

1 Represents variation margin on the last day of the reporting period.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or

22

Mega Cap Index Fund

loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended August 31, 2017, the fund realized $54,527,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at August 31, 2017, the fund had $6,344,000 of ordinary income available for distribution. The fund used capital loss carryforwards of $4,369,000 to offset taxable capital gains realized during the year ended August 31, 2017. At August 31, 2017, the fund had available capital losses totaling $36,441,000 to offset future net capital gains. Of this amount, $18,779,000 is subject to expiration dates; $12,576,000 may be used to offset future net capital gains through August 31, 2018 and $6,203,000 through August 31, 2019. Capital losses of $17,662,000 realized beginning in fiscal 2012 may be carried forward indefinitely under the Regulated Investment Company Modernization Act of 2010, but must be used before any expiring loss carryforwards.

At August 31, 2017, the cost of investment securities for tax purposes was $926,610,000. Net unrealized appreciation of investment securities for tax purposes was $434,948,000, consisting of unrealized gains of $458,658,000 on securities that had risen in value since their purchase and $23,710,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended August 31, 2017, the fund purchased $195,100,000 of investment securities and sold $179,418,000 of investment securities, other than temporary cash investments. Purchases and sales include $60,408,000 and $106,748,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

F. Capital share transactions for each class of shares were:
			Year Ended August 31,
		2017		2016
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued	131,455	1,625	205,540	2,975
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(110,823)	(1,375)	(216,199)	(3,125)
Net Increase (Decrease)—ETF Shares	20,632	250	(10,659)	(150)
Institutional Shares
Issued	58,691	359	30,619	218
Issued in Lieu of Cash Distributions	2,482	16	4,396	32
Redeemed	(79,363)	(501)	(213,012)	(1,587)
Net Increase (Decrease)—Institutional Shares	(18,190)	(126)	(177,997)	(1,337)

G. Management has determined that no material events or transactions occurred subsequent to August 31, 2017, that would require recognition or disclosure in these financial statements.

23

Mega Cap Growth Index Fund

Fund Profile
As of August 31, 2017

Share-Class Characteristics
		ETF Institutional
	Shares		Shares
Ticker Symbol		MGK	VMGAX
Expense Ratio[1]	0.07%		0.06%
30-Day SEC Yield	1.35%		1.36%

Portfolio Characteristics
			DJ
		CRSP US	U.S.
		Mega Cap	Total
		Growth	Market
	Fund	Index	FA Index
Number of Stocks	138	138	3,769
Median Market Cap	$108.7B	$108.7B	$63.1B
Price/Earnings Ratio	26.3x	26.3x	21.6x
Price/Book Ratio	5.4x	5.4x	2.8x
Return on Equity	17.4%	17.4%	15.1%
Earnings Growth Rate	14.3%	14.3%	9.4%
Dividend Yield	1.4%	1.4%	1.8%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	8%	—	—
Short-Term Reserves	0.2%	—	—

Sector Diversification (% of equity exposure)

		CRSP US	DJ
		Mega Cap	U.S. Total
		Growth	Market
	Fund	Index	FA Index
Basic Materials	1.3%	1.3%	2.6%
Consumer Goods	11.0	11.0	9.3
Consumer Services	22.6	22.6	12.8
Financials	11.0	11.0	20.2
Health Care	13.7	13.7	13.2
Industrials	9.8	9.8	12.9
Oil & Gas	2.5	2.5	5.2
Technology	27.9	27.9	18.5
Telecommunications	0.2	0.2	2.0
Utilities	0.0	0.0	3.3

Sector categories are based on the Industry Classification
Benchmark (“ICB”), except for the “Other” category (if applicable), which includes securities that have not been provided an ICB classification as of the effective reporting period.

Volatility Measures
	CRSP US	DJ
	Mega Cap	U.S. Total
	Growth	Market
	Index	FA Index
R-Squared	1.00	0.88
Beta	1.00	1.04

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Apple Inc.	Computer Hardware	8.8%
Alphabet Inc.	Internet	6.4
Facebook Inc.	Internet	4.7
Amazon.com Inc.	Broadline Retailers	4.6
Comcast Corp.	Broadcasting &
	Entertainment	2.2
Visa Inc.	Consumer Finance	2.2
Philip Morris
International Inc.	Tobacco	2.1
Home Depot Inc.	Home Improvement
	Retailers	2.0
Coca-Cola Co.	Soft Drinks	2.0
Walt Disney Co.	Broadcasting &
	Entertainment	1.7
Top Ten		36.7%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 22, 2016, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2017, the expense ratios were 0.07% for ETF Shares and 0.06% for Institutional Shares.

24

Mega Cap Growth Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: December 17, 2007, Through August 31, 2017

Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended August 31, 2017

				Since	Final Value
		One	Five	Inception	of a $10,000
		Year	Years	(12/17/2007)	Investment

	Mega Cap Growth Index Fund*ETF
	Shares Net Asset Value	21.17%	14.92%	9.55%	$24,238
	Mega Cap Growth Index Fund*ETF
	Shares Market Price	21.16	14.90	9.55	24,236

• • • • • • • •	Spliced Mega Cap Growth Index	21.26	15.02	9.65	24,446

– – – –	Large-Cap Growth Funds Average	19.84	13.99	7.59	20,334
	Dow Jones U.S. Total Stock Market
	Float Adjusted Index	16.05	14.19	8.19	21,462

For a benchmark description, see the Glossary.
Large-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

			Since	Final Value
	One	Five	Inception	of a $5,000,000
	Year	Years	(4/3/2008)	Investment

Mega Cap Growth Index Fund Institutional Shares	21.20%	14.93%	10.48%	$12,770,927

Spliced Mega Cap Growth Index	21.26	15.02	10.56	12,857,450
Dow Jones U.S. Total Stock Market Float Adjusted
Index	16.05	14.19	8.99	11,243,877

"Since Inception" performance is calculated from the Institutional Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

25

Mega Cap Growth Index Fund

Cumulative Returns of ETF Shares: December 17, 2007, Through August 31, 2017

			Since
	One	Five	Inception
	Year	Years	(12/17/2007)
Mega Cap Growth Index Fund ETF Shares Market
Price	21.16%	100.26%	142.36%
Mega Cap Growth Index Fund ETF Shares Net
Asset Value	21.17	100.40	142.38

Spliced Mega Cap Growth Index	21.26	101.29	144.46

"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

Fiscal-Year Total Returns (%): December 17, 2007, Through August 31, 2017

For a benchmark description, see the Glossary.

Average Annual Total Returns: Periods Ended June 30, 2017
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Since
	Date	Year	Years	Inception
ETF Shares	12/17/2007
Market Price		21.68%	15.14%	9.28%
Net Asset Value		21.60	15.13	9.27
Institutional Shares	4/3/2008	21.62	15.14	10.20

26

Mega Cap Growth Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2017

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (99.8%)[1]
Basic Materials (1.3%)
	Praxair Inc.	103,444	13,607
	Ecolab Inc.	94,670	12,620
	PPG Industries Inc.	92,987	9,700
	Nucor Corp.	115,665	6,374
			42,301
Consumer Goods (11.0%)
	Philip Morris International
	Inc.	562,979	65,829
	Coca-Cola Co.	1,393,951	63,495
	Altria Group Inc.	700,216	44,394
	NIKE Inc. Class B	479,045	25,298
	Colgate-Palmolive Co.	320,209	22,940
	Monsanto Co.	159,097	18,646
	Kraft Heinz Co.	220,647	17,817
	Activision Blizzard Inc.	259,487	17,012
^,*	Tesla Inc.	44,611	15,877
	Constellation Brands Inc.
	Class A	55,949	11,196
	Estee Lauder Cos. Inc.
	Class A	81,114	8,678
*	Monster Beverage Corp.	154,325	8,615
	Stanley Black & Decker
	Inc.	55,485	7,990
*	Electronic Arts Inc.	53,047	6,445
	Hershey Co.	49,676	5,212
	Delphi Automotive plc	48,593	4,684
	Brown-Forman Corp.
	Class B	66,087	3,505
			347,633
Consumer Services (22.5%)
*	Amazon.com Inc.	147,283	144,426
	Comcast Corp. Class A	1,715,878	69,682
	Home Depot Inc.	433,339	64,944
	Walt Disney Co.	538,916	54,538
	McDonald’s Corp.	295,493	47,270

			Market
			Value•
		Shares	($000)
*	Priceline Group Inc.	17,799	32,965
*	Charter Communications
	Inc. Class A	72,751	28,994
	Starbucks Corp.	498,657	27,356
	Walgreens Boots Alliance
	Inc.	333,052	27,144
	Time Warner Inc.	267,051	26,999
*	Netflix Inc.	148,448	25,935
	Costco Wholesale Corp.	159,116	24,940
	Lowe’s Cos. Inc.	310,806	22,965
	TJX Cos. Inc.	221,944	16,047
	Marriott International Inc.
	Class A	103,044	10,673
	Southwest Airlines Co.	197,325	10,289
	Yum! Brands Inc.	126,220	9,696
	Las Vegas Sands Corp.	143,562	8,931
	CBS Corp. Class B	128,747	8,248
	Dollar General Corp.	99,586	7,226
*	O’Reilly Automotive Inc.	33,036	6,479
*	AutoZone Inc.	10,271	5,428
	Twenty-First Century Fox
	Inc. Class A	190,465	5,255
	Hilton Worldwide
	Holdings Inc.	76,716	4,935
	Carnival Corp.	68,076	4,730
*	DISH Network Corp.
	Class A	78,408	4,492
	Ross Stores Inc.	71,129	4,157
^	Sirius XM Holdings Inc.	506,535	2,913
	AmerisourceBergen Corp.
	Class A	29,654	2,380
	Twenty-First Century Fox
	Inc.	72,432	1,963
	L Brands Inc.	43,858	1,589
*	Altice USA Inc. Class A	22,457	685
	CBS Corp. Class A	944	61
			714,335

27

Mega Cap Growth Index Fund

			Market
			Value•
		Shares	($000)
Financials (11.0%)
	Visa Inc. Class A	669,232	69,279
	Mastercard Inc. Class A	343,806	45,829
	American Tower Corp.	154,098	22,814
	BlackRock Inc.	43,898	18,394
	Simon Property Group Inc.	113,149	17,747
	Charles Schwab Corp.	436,261	17,407
	Crown Castle
	International Corp.	145,899	15,821
	Marsh & McLennan
	Cos. Inc.	186,406	14,555
	S&P Global Inc.	93,464	14,424
	Intercontinental Exchange
	Inc.	214,677	13,883
	Aon plc	95,054	13,228
	Prologis Inc.	192,054	12,169
	Public Storage	53,531	10,992
	Welltower Inc.	132,716	9,717
	Weyerhaeuser Co.	272,429	8,884
	Ventas Inc.	128,632	8,804
	T. Rowe Price Group Inc.	83,050	7,006
	Boston Properties Inc.	55,793	6,729
	Equinix Inc.	14,097	6,603
	AvalonBay Communities
	Inc.	25,016	4,696
	Vornado Realty Trust	61,771	4,601
	TD Ameritrade Holding
	Corp.	95,750	4,148
			347,730
Health Care (13.7%)
	AbbVie Inc.	576,907	43,441
	Medtronic plc	496,188	40,003
	Gilead Sciences Inc.	473,696	39,653
*	Celgene Corp.	282,996	39,317
	Bristol-Myers Squibb Co.	597,147	36,115
	Allergan plc	121,796	27,950
	Thermo Fisher Scientific
	Inc.	141,847	26,545
*	Biogen Inc.	76,909	24,346
	Amgen Inc.	133,346	23,705
	Becton Dickinson and Co.	81,970	16,348
	Stryker Corp.	108,390	15,323
*	Vertex Pharmaceuticals
	Inc.	90,344	14,504
*	Regeneron
	Pharmaceuticals Inc.	28,327	14,076
*	Boston Scientific Corp.	496,500	13,678
*	Intuitive Surgical Inc.	13,335	13,397
	Zoetis Inc.	177,827	11,150
*	Alexion Pharmaceuticals
	Inc.	77,305	11,009
*	Illumina Inc.	52,936	10,823

			Market
			Value•
		Shares	($000)
*	Mylan NV	184,559	5,810
	Baxter International Inc.	88,666	5,501
			432,694
Industrials (9.7%)
	Boeing Co.	207,895	49,824
	3M Co.	216,523	44,240
	Union Pacific Corp.	292,714	30,823
	Accenture plc Class A	224,801	29,395
	United Parcel Service Inc.
	Class B	249,663	28,551
*	PayPal Holdings Inc.	413,713	25,518
	Automatic Data
	Processing Inc.	154,030	16,400
	Illinois Tool Works Inc.	100,145	13,771
	Fidelity National
	Information Services Inc.	119,840	11,135
	Sherwin-Williams Co.	30,335	10,292
	Danaher Corp.	113,232	9,446
	FedEx Corp.	43,651	9,358
	Rockwell Automation Inc.	46,722	7,665
	Agilent Technologies Inc.	116,843	7,562
	Fortive Corp.	113,097	7,348
	Paychex Inc.	117,214	6,685
			308,013
Oil & Gas (2.5%)
	Schlumberger Ltd.	503,720	31,991
	EOG Resources Inc.	209,330	17,791
	Anadarko Petroleum
	Corp.	202,990	8,308
	Pioneer Natural
	Resources Co.	61,654	7,993
	Halliburton Co.	149,490	5,826
	Williams Cos. Inc.	149,637	4,449
	Noble Energy Inc.	79,279	1,885
	Devon Energy Corp.	45,357	1,424
			79,667
Technology (27.9%)
	Apple Inc.	1,700,981	278,961
*	Facebook Inc. Class A	857,187	147,411
*	Alphabet Inc. Class A	107,916	103,086
*	Alphabet Inc. Class C	106,890	100,405
	Broadcom Ltd.	145,500	36,676
	NVIDIA Corp.	204,922	34,722
	Texas Instruments Inc.	361,112	29,907
	Oracle Corp.	559,357	28,152
*	Adobe Systems Inc.	179,307	27,821
*	salesforce.com Inc.	245,279	23,422
	Applied Materials Inc.	391,431	17,661
	Cognizant Technology
	Solutions Corp. Class A	213,519	15,111
	Intuit Inc.	88,291	12,489
*	Micron Technology Inc.	381,013	12,181

28

Mega Cap Growth Index Fund

		Market
		Value•
	Shares	($000)
Analog Devices Inc.	132,329	11,072
* VMware Inc. Class A	19,621	2,121
^,* Snap Inc.	86,690	1,258
		882,456
Telecommunications (0.2%)
* T-Mobile US Inc.	105,442	6,823
Total Common Stocks
(Cost $2,254,952)		3,161,652
Temporary Cash Investments (0.4%)[1]
Money Market Fund (0.4%)
[2,3] Vanguard Market
Liquidity Fund,
1.224%	130,763	13,079

	Face
	Amount
	($000)
U. S. Government and Agency Obligations (0.0%)
4 United States Treasury
Bill, 1.044%–1.052%,
11/24/17	450	449
Total Temporary Cash Investments
(Cost $13,527)		13,528
Total Investments (100.2%)
(Cost $2,268,479)		3,175,180

		Amount
		($000)
Other Assets and Liabilities (-0.2%)
Other Assets
Investment in Vanguard		198
Receivables for Accrued Income		2,791
Receivables for Capital Shares Issued		2
Variation Margin Receivable—
Futures Contracts		44
Total Other Assets		3,035
Liabilities
Payables for Investment Securities
Purchased		(2,001)
Collateral for Securities on Loan		(5,573)
Payables for Capital Shares Redeemed		(69)
Payables to Vanguard		(861)
Other Liabilities		(117)
Total Liabilities		(8,621)
Net Assets (100%)		3,169,594

At August 31, 2017, net assets consisted of:
Amount
($000)
Paid-in Capital	2,318,019
Undistributed Net Investment Income	7,363
Accumulated Net Realized Losses	(62,569)
Unrealized Appreciation (Depreciation)
Investment Securities	906,701
Futures Contracts	80
Net Assets	3,169,594

ETF Shares—Net Assets
Applicable to 30,114,005 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	3,134,632
Net Asset Value Per Share—
ETF Shares	$104.09

Institutional Shares—Net Assets
Applicable to 169,110 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	34,962
Net Asset Value Per Share—
Institutional Shares	$206.74

• See Note A in Notes to Financial Statements.
^ Includes partial security positions on loan to broker-dealers.
The total value of securities on loan is $5,456,000.
* Non-income-producing security.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.0% and
0.2%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate
shown is the 7-day yield.
3 Includes $5,573,000 of collateral received for securities on loan.
4 Securities with a value of $449,000 have been segregated as initial margin for open futures contracts.

Mega Cap Growth Index Fund

Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
($000)
Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
E-mini S&P 500 Index	September 2017	61	7,534	80

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

30

Mega Cap Growth Index Fund

Statement of Operations

Year Ended
August 31,2017
($000)
Investment Income
Income
Dividends	39,611
Interest[1]	46
Securities Lending—Net	220
Total Income	39,877
Expenses
The Vanguard Group—Note B
Investment Advisory Services	541
Management and Administrative—ETF Shares	981
Management and Administrative—Institutional Shares	11
Marketing and Distribution—ETF Shares	121
Marketing and Distribution—Institutional Shares	2
Custodian Fees	14
Auditing Fees	34
Shareholders’ Reports and Proxy—ETF Shares	144
Shareholders’ Reports and Proxy—Institutional Shares	—
Trustees’ Fees and Expenses	2
Total Expenses	1,850
Net Investment Income	38,027
Realized Net Gain (Loss)
Investment Securities Sold[1]	74,487
Futures Contracts	830
Realized Net Gain (Loss)	75,317
Change in Unrealized Appreciation (Depreciation)
Investment Securities	406,690
Futures Contracts	(197)
Change in Unrealized Appreciation (Depreciation)	406,493
Net Increase (Decrease) in Net Assets Resulting from Operations	519,837

1 Interest income and realized net gain (loss) from an affiliated company of the fund were $43,000 and $2,000, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

31

Mega Cap Growth Index Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	38,027	32,752
Realized Net Gain (Loss)	75,317	52,526
Change in Unrealized Appreciation (Depreciation)	406,493	112,174
Net Increase (Decrease) in Net Assets Resulting from Operations	519,837	197,452
Distributions
Net Investment Income
ETF Shares	(36,619)	(31,000)
Institutional Shares	(456)	(520)
Realized Capital Gain
ETF Shares	—	—
Institutional Shares	—	—
Total Distributions	(37,075)	(31,520)
Capital Share Transactions
ETF Shares	410,367	155,971
Institutional Shares	(1,412)	(7,135)
Net Increase (Decrease) from Capital Share Transactions	408,955	148,836
Total Increase (Decrease)	891,717	314,768
Net Assets
Beginning of Period	2,277,877	1,963,109
End of Period[1]	3,169,594	2,277,877

1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $7,363,000 and $6,411,000.

See accompanying Notes, which are an integral part of the Financial Statements.

32

Mega Cap Growth Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$87.15	$80.22	$79.16	$62.69	$55.92
Investment Operations
Net Investment Income	1.351[1]	1.269	1.148	.994	1.006
Net Realized and Unrealized Gain (Loss)
on Investments	16.920	6.897	1.013	16.475	6.751
Total from Investment Operations	18.271	8.166	2.161	17.469	7.757
Distributions
Dividends from Net Investment Income	(1.331)	(1.236)	(1.101)	(.999)	(.987)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.331)	(1.236)	(1.101)	(.999)	(.987)
Net Asset Value, End of Period	$104.09	$87.15	$80.22	$79.16	$62.69

Total Return	21.17%	10.28%	2.70%	28.05%	14.04%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,135	$2,247	$1,928	$1,520	$1,034
Ratio of Total Expenses to Average Net Assets	0.07%	0.07%	0.09%	0.11%	0.11%
Ratio of Net Investment Income to
Average Net Assets	1.43%	1.55%	1.43%	1.40%	1.69%
Portfolio Turnover Rate[2]	8%	12%	9%	11%	41%

1 Calculated based on average shares outstanding.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

33

Mega Cap Growth Index Fund

Financial Highlights

Institutional Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$173.07	$159.31	$157.21	$124.49	$110.67
Investment Operations
Net Investment Income	2.699[1]	2.528	2.293	1.978	2.027
Net Realized and Unrealized Gain (Loss)
on Investments	33.622	13.693	2.011	32.732	13.374
Total from Investment Operations	36.321	16.221	4.304	34.710	15.401
Distributions
Dividends from Net Investment Income	(2.651)	(2.461)	(2.204)	(1.990)	(1.581)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(2.651)	(2.461)	(2.204)	(1.990)	(1.581)
Net Asset Value, End of Period	$206.74	$173.07	$159.31	$157.21	$124.49

Total Return	21.20%	10.28%	2.71%	28.07%	14.05%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$35	$30	$35	$15	$21
Ratio of Total Expenses to Average Net Assets	0.06%	0.06%	0.08%	0.10%	0.10%
Ratio of Net Investment Income to
Average Net Assets	1.44%	1.56%	1.44%	1.41%	1.70%
Portfolio Turnover Rate[2]	8%	12%	9%	11%	41%

1 Calculated based on average shares outstanding.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

34

Mega Cap Growth Index Fund

Notes to Financial Statements

Vanguard Mega Cap Growth Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Institutional Shares. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker. Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended August 31, 2017, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

35

Mega Cap Growth Index Fund

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2014–2017), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2017, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

36

Mega Cap Growth Index Fund

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and the proxy. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2017, the fund had contributed to Vanguard capital in the amount of $198,000, representing 0.01% of the fund’s net assets and 0.08% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments as of August 31, 2017, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	3,161,652	—	—
Temporary Cash Investments	13,079	449	—
Futures Contracts—Assets[1]	44	—	—
Total	3,174,775	449	—

1 Represents variation margin on the last day of the reporting period.

37

Mega Cap Growth Index Fund

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended August 31, 2017, the fund realized $91,675,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at August 31, 2017, the fund had $8,117,000 of ordinary income available for distribution. At August 31, 2017, the fund had available capital losses totaling $62,489,000 to offset future net capital gains. Of this amount, $4,562,000 is subject to expiration on August 31, 2019. Capital losses of $57,927,000 realized beginning in fiscal 2012 may be carried forward indefinitely under the Regulated Investment Company Modernization Act of 2010, but must be used before any expiring loss carryforwards.

At August 31, 2017, the cost of investment securities for tax purposes was $2,268,479,000. Net unrealized appreciation of investment securities for tax purposes was $906,701,000, consisting of unrealized gains of $947,172,000 on securities that had risen in value since their purchase and $40,471,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended August 31, 2017, the fund purchased $826,069,000 of investment securities and sold $410,136,000 of investment securities, other than temporary cash investments. Purchases and sales include $565,410,000 and $187,480,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended August 31, 2017, such purchases and sales were $76,696,000 and $103,249,000, respectively; these amounts are included in the purchases and sales of investment securities noted above.

38

Mega Cap Growth Index Fund

F. Capital share transactions for each class of shares were:
			Year Ended August 31,
		2017		2016
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued	601,999	6,300	345,671	4,100
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(191,632)	(1,975)	(189,700)	(2,350)
Net Increase (Decrease)—ETF Shares	410,367	4,325	155,971	1,750
Institutional Shares
Issued	5,641	33	15,163	94
Issued in Lieu of Cash Distributions	320	2	377	2
Redeemed	(7,373)	(42)	(22,675)	(137)
Net Increase (Decrease)—Institutional Shares	(1,412)	(7)	(7,135)	(41)

G. Management has determined that no material events or transactions occurred subsequent to August 31, 2017, that would require recognition or disclosure in these financial statements.

39

Mega Cap Value Index Fund

Fund Profile
As of August 31, 2017

Share-Class Characteristics
	ETF	Institutional
	Shares	Shares
Ticker Symbol	MGV	VMVLX
Expense Ratio[1]	0.07%	0.06%
30-Day SEC Yield	2.57%	2.57%

Portfolio Characteristics
			DJ
		CRSP US	U.S.
		Mega Cap	Total
		Value	Market
	Fund	Index	FA Index
Number of Stocks	149	149	3,769
Median Market Cap	$164.8B	$164.8B	$63.1B
Price/Earnings Ratio	18.9x	18.9x	21.6x
Price/Book Ratio	2.2x	2.2x	2.8x
Return on Equity	14.6%	14.6%	15.1%
Earnings Growth Rate	4.4%	4.4%	9.4%
Dividend Yield	2.5%	2.5%	1.8%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	8%	—	—
Short-Term Reserves	-0.2%	—	—

Sector Diversification (% of equity exposure)
		CRSP US	DJ
		Mega Cap	U.S. Total
		Value	Market
	Fund	Index	FA Index
Basic Materials	2.5%	2.5%	2.6%
Consumer Goods	7.4	7.4	9.3
Consumer Services	5.1	5.1	12.8
Financials	25.5	25.5	20.2
Health Care	15.2	15.2	13.2
Industrials	12.1	12.1	12.9
Oil & Gas	8.7	8.7	5.2
Technology	13.7	13.7	18.5
Telecommunications	4.5	4.5	2.0
Utilities	5.3	5.3	3.3

Sector categories are based on the Industry Classification
Benchmark (“ICB”), except for the “Other” category (if applicable), which includes securities that have not been provided an ICB classification as of the effective reporting period.

Volatility Measures
	CRSP US	DJ
	Mega Cap	U.S. Total
	Value	Market
	Index	FA Index
R-Squared	1.00	0.91
Beta	1.00	0.91

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Microsoft Corp.	Software	6.1%
Johnson & Johnson	Pharmaceuticals	3.7
Berkshire Hathaway Inc. Reinsurance		3.7
Exxon Mobil Corp.	Integrated Oil & Gas	3.4
JPMorgan Chase & Co.	Banks	3.4
Bank of America Corp.	Banks	2.5
Procter & Gamble Co.	Nondurable
	Household Products	2.5
AT&T Inc.	Fixed Line
	Telecommunications	2.4
Wells Fargo & Co.	Banks	2.4
General Electric Co.	Diversified Industrials	2.2
Top Ten		32.3%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 22, 2016, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2017, the expense ratios were 0.07% for ETF Shares and 0.06% for Institutional Shares.

40

Mega Cap Value Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: December 17, 2007, Through August 31, 2017

Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended August 31, 2017

				Since	Final Value
		One	Five	Inception	of a $10,000
		Year	Years (12/17/2007)		Investment

	Mega Cap Value Index Fund*ETF
	Shares Net Asset Value	13.40%	13.79%	6.46%	$18,362
	Mega Cap Value Index Fund*ETF
	Shares Market Price	13.38	13.77	6.46	18,360

• • • • • • • •	Spliced Mega Cap Value Index	13.46	13.87	6.51	18,449

– – – –	Large-Cap Value Funds Average	13.34	12.17	5.65	17,053
	Dow Jones U.S. Total Stock Market
	Float Adjusted Index	16.05	14.19	8.19	21,462

For a benchmark description, see the Glossary.
Large-Cap Value Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

			Since	Final Value
	One	Five	Inception	of a $5,000,000
	Year	Years	(3/5/2008)	Investment

Mega Cap Value Index Fund Institutional Shares	13.41%	13.82%	7.59%	$10,011,439

Spliced Mega Cap Value Index	13.46	13.87	7.61	10,029,496
Dow Jones U.S. Total Stock Market Float Adjusted
Index	16.05	14.19	9.21	11,538,616

"Since Inception" performance is calculated from the Institutional Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

41

Mega Cap Value Index Fund

Cumulative Returns of ETF Shares: December 17, 2007, Through August 31, 2017

			Since
	One	Five	Inception
	Year	Years	(12/17/2007)
Mega Cap Value Index Fund ETF Shares Market
Price	13.38%	90.63%	83.60%
Mega Cap Value Index Fund ETF Shares Net Asset
Value	13.40	90.79	83.62

Spliced Mega Cap Value Index	13.46	91.48	84.49

"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

Fiscal-Year Total Returns (%): December 17, 2007, Through August 31, 2017

For a benchmark description, see the Glossary.

Average Annual Total Returns: Periods Ended June 30, 2017

This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.

Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Since
	Date	Year	Years	Inception
ETF Shares	12/17/2007
Market Price		15.71%	14.10%	6.45%
Net Asset Value		15.58	14.08	6.44
Institutional Shares	3/5/2008	15.59	14.11	7.59

42

Mega Cap Value Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2017

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (99.8%)[1]
Basic Materials (2.5%)
Dow Chemical Co.	236,463	15,760
EI du Pont de Nemours
& Co.	167,819	14,085
Air Products & Chemicals
Inc.	42,181	6,132
LyondellBasell Industries
NV Class A	62,335	5,647
International Paper Co.	80,057	4,313
		45,937
Consumer Goods (7.3%)
Procter & Gamble Co.	495,084	45,681
PepsiCo Inc.	276,456	31,994
Mondelez International
Inc. Class A	279,058	11,347
General Motors Co.	248,189	9,069
Kimberly-Clark Corp.	68,716	8,472
Ford Motor Co.	757,664	8,357
General Mills Inc.	111,485	5,938
Archer-Daniels-Midland
Co.	110,186	4,553
VF Corp.	50,279	3,161
Kellogg Co.	47,375	3,101
Campbell Soup Co.	38,451	1,776
Tyson Foods Inc. Class A	27,979	1,771
		135,220
Consumer Services (5.1%)
Wal-Mart Stores Inc.	293,418	22,907
CVS Health Corp.	197,206	15,252
* eBay Inc.	198,843	7,184
McKesson Corp.	40,824	6,096
Delta Air Lines Inc.	128,187	6,049
Target Corp.	106,786	5,823
Sysco Corp.	93,371	4,918
Cardinal Health Inc.	61,203	4,129
Kroger Co.	178,972	3,914
American Airlines Group
Inc.	85,968	3,846

			Market
			Value•
		Shares	($000)
	Omnicom Group Inc.	44,978	3,256
	Twenty-First Century Fox
	Inc. Class A	102,034	2,815
	Carnival Corp.	36,283	2,521
*	United Continental
	Holdings Inc.	25,858	1,602
	Twenty-First Century Fox
	Inc.	38,425	1,041
	Viacom Inc. Class B	34,584	989
	L Brands Inc.	23,435	849
	Viacom Inc. Class A	500	19
			93,210
Financials (25.5%)
*	Berkshire Hathaway Inc.
	Class B	374,307	67,809
	JPMorgan Chase & Co.	687,669	62,502
	Bank of America Corp.	1,926,317	46,020
	Wells Fargo & Co.	870,667	44,465
	Citigroup Inc.	532,888	36,252
	US Bancorp	309,866	15,881
	Goldman Sachs Group
	Inc.	68,625	15,354
	American Express Co.	147,141	12,669
	Morgan Stanley	268,542	12,219
	Chubb Ltd.	85,897	12,148
	PNC Financial Services
	Group Inc.	93,689	11,750
	American International
	Group Inc.	178,395	10,789
	Bank of New York Mellon
	Corp.	191,101	9,991
	Prudential Financial Inc.	83,105	8,483
	CME Group Inc.	62,527	7,866
	MetLife Inc.	164,647	7,710
	Capital One Financial
	Corp.	93,544	7,447
	BB&T Corp.	157,169	7,244
	Travelers Cos. Inc.	54,063	6,551
	State Street Corp.	69,120	6,393
	Allstate Corp.	70,497	6,380

43

Mega Cap Value Index Fund

			Market
			Value•
		Shares	($000)
	Aflac Inc.	76,727	6,334
	Progressive Corp.	112,399	5,224
	SunTrust Banks Inc.	93,720	5,164
	Synchrony Financial	157,177	4,839
	Equity Residential	70,990	4,767
	Discover Financial
	Services	73,512	4,334
	Ameriprise Financial Inc.	29,498	4,086
	Fifth Third Bancorp	145,061	3,790
	Northern Trust Corp.	42,153	3,731
	Franklin Resources Inc.	65,145	2,816
	HCP Inc.	90,982	2,712
	Loews Corp.	55,382	2,580
	GGP Inc.	119,303	2,476
*	Berkshire Hathaway Inc.
	Class A	1	271
			469,047
Health Care (15.2%)
	Johnson & Johnson	521,412	69,019
	Pfizer Inc.	1,155,273	39,187
	UnitedHealth Group Inc.	186,552	37,105
	Merck & Co. Inc.	529,489	33,813
	Abbott Laboratories	335,931	17,112
	Eli Lilly & Co.	192,215	15,625
	Amgen Inc.	71,160	12,650
	Aetna Inc.	64,233	10,130
	Anthem Inc.	51,343	10,065
	Cigna Corp.	49,520	9,016
*	Express Scripts Holding
	Co.	114,807	7,212
	Humana Inc.	27,934	7,197
*	HCA Healthcare Inc.	56,892	4,475
	Zimmer Biomet Holdings
	Inc.	38,984	4,455
	Baxter International Inc.	47,345	2,937
			279,998
Industrials (12.1%)
	General Electric Co.	1,681,066	41,270
	Honeywell International
	Inc.	147,607	20,410
	United Technologies
	Corp.	139,547	16,706
	Lockheed Martin Corp.	47,575	14,529
	Caterpillar Inc.	114,094	13,405
	Raytheon Co.	56,386	10,263
	General Dynamics Corp.	49,689	10,005
	Northrop Grumman Corp.	33,795	9,199
	CSX Corp.	169,719	8,520
	Emerson Electric Co.	124,666	7,360
	Johnson Controls
	International plc	181,407	7,182
	Deere & Co.	61,570	7,138
	Norfolk Southern Corp.	56,061	6,756
	Waste Management Inc.	85,451	6,589
	Eaton Corp. plc	86,651	6,218

		Market
		Value•
	Shares	($000)
TE Connectivity Ltd.	68,782	5,475
Cummins Inc.	32,486	5,178
Danaher Corp.	60,573	5,053
FedEx Corp.	23,294	4,994
PACCAR Inc.	67,931	4,506
Ingersoll-Rand plc	49,664	4,241
Parker-Hannifin Corp.	25,787	4,149
Republic Services Inc.
Class A	45,828	2,990
		222,136
Oil & Gas (8.7%)
Exxon Mobil Corp.	820,203	62,606
Chevron Corp.	366,761	39,471
ConocoPhillips	239,550	10,459
Occidental Petroleum
Corp.	148,032	8,837
Kinder Morgan Inc.	367,112	7,096
Phillips 66	84,484	7,081
Valero Energy Corp.	86,641	5,900
Marathon Petroleum
Corp.	100,532	5,273
Halliburton Co.	79,691	3,106
Apache Corp.	73,553	2,857
Baker Hughes a GE Co.	82,339	2,791
Williams Cos. Inc.	80,005	2,378
Hess Corp.	58,359	2,270
Devon Energy Corp.	23,977	753
		160,878
Technology (13.6%)
Microsoft Corp.	1,494,497	111,743
Intel Corp.	911,535	31,967
Cisco Systems Inc.	967,981	31,179
International Business
Machines Corp.	172,731	24,706
Oracle Corp.	298,669	15,032
QUALCOMM Inc.	286,011	14,950
HP Inc.	326,993	6,239
Hewlett Packard
Enterprise Co.	320,828	5,794
Corning Inc.	178,032	5,120
DXC Technology Co.	54,915	4,668
		251,398
Telecommunications (4.5%)
AT&T Inc.	1,190,169	44,584
Verizon Communications
Inc.	789,721	37,883
* Sprint Corp.	115,883	956
		83,423
Utilities (5.3%)
NextEra Energy Inc.	90,640	13,642
Duke Energy Corp.	135,461	11,826
Dominion Energy Inc.	121,794	9,594
Southern Co.	192,487	9,290
American Electric Power
Co. Inc.	95,219	7,011

44

Mega Cap Value Index Fund

		Market
		Value•
	Shares	($000)
PG&E Corp.	98,838	6,956
Exelon Corp.	179,068	6,781
Sempra Energy	48,501	5,720
PPL Corp.	131,967	5,178
Edison International	63,020	5,053
Consolidated Edison Inc.	59,082	4,979
Xcel Energy Inc.	98,408	4,871
Public Service Enterprise
Group Inc.	98,038	4,592
FirstEnergy Corp.	42,936	1,399
		96,892
Total Common Stocks
(Cost $1,462,871)		1,838,139
Temporary Cash Investments (0.0%)[1]
Money Market Fund (0.0%)
2 Vanguard Market
Liquidity Fund,
1.224%	10	1

	Face
	Amount
	($000)
U. S. Government and Agency Obligations (0.0%)
3 United States Treasury
Bill, 1.044%–1.052%,
11/24/17	200	199
Total Temporary Cash Investments
(Cost $200)		200
Total Investments (99.8%)
(Cost $1,463,071)		1,838,339

		Amount
		($000)
Other Assets and Liabilities (0.2%)
Other Assets
Investment in Vanguard		117
Receivables for Accrued Income		6,486
Variation Margin Receivable—
Futures Contracts		23
Total Other Assets		6,626
Liabilities
Payables for Investment Securities
Purchased		(1)
Payables for Capital Shares Redeemed		(33)
Other Liabilities		(2,298)
Payables to Vanguard		(566)
Total Liabilities		(2,898)
Net Assets (100%)		1,842,067

At August 31, 2017, net assets consisted of:
Amount
($000)
Paid-in Capital	1,480,872
Undistributed Net Investment Income	11,193
Accumulated Net Realized Losses	(25,338)
Unrealized Appreciation (Depreciation)
Investment Securities	375,268
Futures Contracts	72
Net Assets	1,842,067

ETF Shares—Net Assets
Applicable to 24,454,818 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	1,716,579
Net Asset Value Per Share—
ETF Shares	$70.19

Institutional Shares—Net Assets
Applicable to 901,603 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	125,488
Net Asset Value Per Share—
Institutional Shares	$139.18

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.0% and
-0.2%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate
shown is the 7-day yield.
3 Securities with a value of $199,000 have been segregated as initial margin for open futures contracts.

45

Mega Cap Value Index Fund

Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
($000)
Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
E-mini S&P 500 Index	September 2017	32	3,952	72

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

46

Mega Cap Value Index Fund

Statement of Operations

Year Ended
August 31,2017
($000)
Investment Income
Income
Dividends	47,362
Interest[1]	7
Securities Lending—Net	46
Total Income	47,415
Expenses
The Vanguard Group—Note B
Investment Advisory Services	342
Management and Administrative—ETF Shares	572
Management and Administrative—Institutional Shares	45
Marketing and Distribution—ETF Shares	74
Marketing and Distribution—Institutional Shares	6
Custodian Fees	42
Auditing Fees	34
Shareholders’ Reports and Proxy—ETF Shares	59
Shareholders’ Reports and Proxy—Institutional Shares	5
Trustees’ Fees and Expenses	1
Total Expenses	1,180
Net Investment Income	46,235
Realized Net Gain (Loss)
Investment Securities Sold[1]	34,091
Futures Contracts	218
Realized Net Gain (Loss)	34,309
Change in Unrealized Appreciation (Depreciation)
Investment Securities	128,694
Futures Contracts	48
Change in Unrealized Appreciation (Depreciation)	128,742
Net Increase (Decrease) in Net Assets Resulting from Operations	209,286

1 Interest income and realized net gain (loss) from an affiliated company of the fund were $6,000 and $1,000 respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

47

Mega Cap Value Index Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	46,235	37,496
Realized Net Gain (Loss)	34,309	18,515
Change in Unrealized Appreciation (Depreciation)	128,742	130,325
Net Increase (Decrease) in Net Assets Resulting from Operations	209,286	186,336
Distributions
Net Investment Income
ETF Shares	(39,383)	(29,412)
Institutional Shares	(4,141)	(5,913)
Realized Capital Gain
ETF Shares	—	—
Institutional Shares	—	—
Total Distributions	(43,524)	(35,325)
Capital Share Transactions
ETF Shares	244,910	237,968
Institutional Shares	(97,277)	(30,150)
Net Increase (Decrease) from Capital Share Transactions	147,633	207,818
Total Increase (Decrease)	313,395	358,829
Net Assets
Beginning of Period	1,528,672	1,169,843
End of Period[1]	1,842,067	1,528,672

1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $11,193,000 and $8,482,000.

See accompanying Notes, which are an integral part of the Financial Statements.

48

Mega Cap Value Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$63.52	$56.89	$59.60	$49.65	$41.80
Investment Operations
Net Investment Income	1.843[1]	1.638	1.484	1.338	1.272[1]
Net Realized and Unrealized Gain (Loss)
on Investments	6.557	6.583	(2.733)	9.911	7.809
Total from Investment Operations	8.400	8.221	(1.249)	11.249	9.081
Distributions
Dividends from Net Investment Income	(1.730)	(1.591)	(1.461)	(1.299)	(1.231)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.730)	(1.591)	(1.461)	(1.299)	(1.231)
Net Asset Value, End of Period	$70.19	$63.52	$56.89	$59.60	$49.65

Total Return	13.40%	14.71%	-2.22%	22.92%	22.05%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,717	$1,322	$957	$870	$611
Ratio of Total Expenses to Average Net Assets	0.07%	0.07%	0.09%	0.11%	0.11%
Ratio of Net Investment Income to
Average Net Assets	2.73%	2.84%	2.51%	2.47%	2.72%
Portfolio Turnover Rate[2]	8%	8%	5%	8%	34%

1 Calculated based on average shares outstanding.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

49

Mega Cap Value Index Fund

Financial Highlights

Institutional Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$125.94	$112.80	$118.18	$98.45	$82.90
Investment Operations
Net Investment Income	3.596[1]	3.259	2.976	2.687	2.531[1]
Net Realized and Unrealized Gain (Loss)
on Investments	13.077	13.063	(5.427)	19.649	15.493
Total from Investment Operations	16.673	16.322	(2.451)	22.336	18.024
Distributions
Dividends from Net Investment Income	(3.433)	(3.182)	(2.929)	(2.606)	(2.474)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(3.433)	(3.182)	(2.929)	(2.606)	(2.474)
Net Asset Value, End of Period	$139.18	$125.94	$112.80	$118.18	$98.45

Total Return	13.41%	14.72%	-2.19%	22.95%	22.07%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$125	$207	$213	$212	$164
Ratio of Total Expenses to Average Net Assets	0.06%	0.06%	0.06%	0.08%	0.08%
Ratio of Net Investment Income to
Average Net Assets	2.74%	2.85%	2.54%	2.50%	2.75%
Portfolio Turnover Rate[2]	8%	8%	5%	8%	34%

1 Calculated based on average shares outstanding.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

50

Mega Cap Value Index Fund

Notes to Financial Statements

Vanguard Mega Cap Value Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Institutional Shares. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker. Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended August 31, 2017, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

51

Mega Cap Value Index Fund

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2014–2017), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2017, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

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Mega Cap Value Index Fund

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and the proxy. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2017, the fund had contributed to Vanguard capital in the amount of $117,000, representing 0.01% of the fund’s net assets and 0.05% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments as of August 31, 2017, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	1,838,139	—	—
Temporary Cash Investments	1	199	—
Futures Contracts—Assets[1]	23	—	—
Total	1,838,163	199	—
1 Represents variation margin on the last day of the reporting period.

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Mega Cap Value Index Fund

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended August 31, 2017, the fund realized $38,219,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at August 31, 2017, the fund had $11,697,000 of ordinary income available for distribution. At August 31, 2017, the fund had available capital losses totaling $25,266,000 to offset future net capital gains. Of this amount, $4,326,000 is subject to expiration on August 31, 2019. Capital losses of $20,940,000 realized beginning in fiscal 2012 may be carried forward indefinitely under the Regulated Investment Company Modernization Act of 2010, but must be used before any expiring loss carryforwards.

At August 31, 2017, the cost of investment securities for tax purposes was $1,463,071,000. Net unrealized appreciation of investment securities for tax purposes was $375,268,000, consisting of unrealized gains of $412,749,000 on securities that had risen in value since their purchase and $37,481,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended August 31, 2017, the fund purchased $438,879,000 of investment securities and sold $290,803,000 of investment securities, other than temporary cash investments. Purchases and sales include $307,725,000 and $101,768,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended August 31, 2017, such purchases and sales were $43,725,000 and $35,301,000, respectively; these amounts are included in the purchases and sales of investment securities noted above.

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Mega Cap Value Index Fund

F. Capital share transactions for each class of shares were:
			Year Ended August 31,
		2017		2016
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued	349,985	5,200	364,263	6,137
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(105,075)	(1,550)	(126,295)	(2,150)
Net Increase (Decrease)—ETF Shares	244,910	3,650	237,968	3,987
Institutional Shares
Issued	16,316	124	22,320	195
Issued in Lieu of Cash Distributions	2,661	20	4,297	37
Redeemed	(116,254)	(887)	(56,767)	(477)
Net Increase (Decrease)—Institutional Shares	(97,277)	(743)	(30,150)	(245)

G. Management has determined that no material events or transactions occurred subsequent to August 31, 2017, that would require recognition or disclosure in these financial statements.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard World Fund and the Shareholders of Vanguard Mega Cap Index Fund, Vanguard Mega Cap Growth Index Fund and Vanguard Mega Cap Value Index Fund:

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Mega Cap Index Fund, Vanguard Mega Cap Growth Index Fund and Vanguard Mega Cap Value Index Fund (constituting separate portfolios of Vanguard World Fund, hereafter referred to as the “Funds”) as of August 31, 2017, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of August 31, 2017 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
October 13, 2017

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Special 2017 tax information (unaudited) for Vanguard Mega Cap Index Funds

This information for the fiscal year ended August 31, 2017, is included pursuant to provisions of the Internal Revenue Code.

The funds distributed qualified dividend income to shareholders during the fiscal year as follows:

Fund	($000)
Mega Cap Index Fund	26,074
Mega Cap Growth Index Fund	37,075
Mega Cap Value Index Fund	43,524

For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends-received deduction is as follows:

Fund	Percentage
Mega Cap Index Fund	95.8%
Mega Cap Growth Index Fund	91.1
Mega Cap Value Index Fund	97.8

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Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2017. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for ETF Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Mega Cap Index Funds
Periods Ended August 31, 2017
			Since
	One	Five	Inception
	Year	Years	(12/17/2007)
Mega Cap Index Fund ETF Shares
Returns Before Taxes	17.01%	14.25%	7.96%
Returns After Taxes on Distributions	16.43	13.71	7.54
Returns After Taxes on Distributions and Sale of
Fund Shares	10.03	11.37	6.40

			Since
	One	Five	Inception
	Year	Years	(12/17/2007)
Mega Cap Growth Index FundETF Shares
Returns Before Taxes	21.17%	14.92%	9.55%
Returns After Taxes on Distributions	20.76	14.53	9.26
Returns After Taxes on Distributions and Sale of
Fund Shares	12.26	11.95	7.79

			Since
	One	Five	Inception
	Year	Years	(12/17/2007)
Mega Cap Value Index Fund ETF Shares
Returns Before Taxes	13.40%	13.79%	6.46%
Returns After Taxes on Distributions	12.70	13.13	5.94
Returns After Taxes on Distributions and Sale of
Fund Shares	8.10	10.98	5.12

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About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

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Six Months Ended August 31, 2017
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	2/28/2017	8/31/2017	Period
Based on Actual Fund Return
Mega Cap Index Fund
ETF Shares	$1,000.00	$1,060.70	$0.36
Institutional Shares	1,000.00	1,060.68	0.31
Mega Cap Growth Index Fund
ETF Shares	$1,000.00	$1,107.92	$0.37
Institutional Shares	1,000.00	1,107.99	0.32
Mega Cap Value Index Fund
ETF Shares	$1,000.00	$1,019.90	$0.36
Institutional Shares	1,000.00	1,019.94	0.31
Based on Hypothetical 5% Yearly Return
Mega Cap Index Fund
ETF Shares	$1,000.00	$1,024.85	$0.36
Institutional Shares	1,000.00	1,024.90	0.31
Mega Cap Growth Index Fund
ETF Shares	$1,000.00	$1,024.85	$0.36
Institutional Shares	1,000.00	1,024.90	0.31
Mega Cap Value Index Fund
ETF Shares	$1,000.00	$1,024.85	$0.36
Institutional Shares	1,000.00	1,024.90	0.31

The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are: for the Mega Cap Index Fund, 0.07% for ETF Shares and 0.06% for Institutional Shares; for the Mega Cap Growth Index
Fund, 0.07% for ETF Shares and 0.06% for Institutional Shares; and for the Mega Cap Value Index Fund, 0.07% for ETF Shares and 0.06%
for Institutional Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

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Trustees Approve Advisory Arrangements

The board of trustees of Vanguard Mega Cap Index Fund, Vanguard Mega Cap Growth Index Fund, and Vanguard Mega Cap Value Index Fund has renewed each fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard), through its Equity Index Group. The board determined that continuing each fund’s internalized management structure was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisor and made monthly presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.

The board, or an investment committee made up of board members, also received information throughout the year through advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.

In addition, the board received monthly reports, which included a Market and Economic Report, a Fund Dashboard Monthly Summary, and a Fund Performance Report.

Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they had received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of each fund’s investment management services over both the short and long term, and took into account the organizational depth and stability of the advisor. The board considered that Vanguard has been managing investments for more than three decades. The Equity Index Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of each advisory arrangement.

Investment performance

The board considered the short- and long-term performance of each fund, including any periods of outperformance or underperformance compared with its target index and peer group. The board concluded that the performance was such that each advisory arrangement should continue. Information about each fund’s most recent performance can be found on the Performance Summary pages of this report.

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Cost

The board concluded that each fund’s expense ratio was well below the average expense ratio charged by funds in its respective peer group. The board also concluded that the advisory expenses for the Mega Cap Index Fund and Mega Cap Growth Index Fund were well below the advisory expenses of funds in their peer groups, while the advisory expenses for the Mega Cap Value Index Fund were reasonable compared with the average advisory expenses for funds in its peer group. Information about the funds’ expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements sections.

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that each fund’s at-cost arrangement with Vanguard ensures that the funds will realize economies of scale as they grow, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangements again after a one-year period.

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Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share.

For a fund, the weighted average price/book ratio of the stocks it holds.

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Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Benchmark Information

Spliced Mega Cap Growth Index: MSCI US Large Cap Growth Index through April 16, 2013; CRSP US Mega Cap Growth Index thereafter.

Spliced Mega Cap Index: MSCI US Large Cap 300 Index through January 30, 2013; CRSP US Mega Cap Index thereafter.

Spliced Mega Cap Value Index: MSCI US Large Cap Value Index through April 16, 2013; CRSP US Mega Cap Value Index thereafter.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 195 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee1

F. William McNabb III

Born 1957. Trustee Since July 2009. Chairman of the Board. Principal Occupation(s) During the Past Five Years and Other Experience: Chairman of the Board of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group, since January 2010; Chief Executive Officer and Director of The Vanguard Group and President and Chief Executive Officer of each of the investment companies served by The Vanguard Group, since 2008; Director of Vanguard Marketing Corporation; President of The Vanguard Group (2008–2017); Managing Director of The Vanguard Group (1995–2008).

Independent Trustees

Emerson U. Fullwood

Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Executive Chief Staff and Marketing Officer for North America and Corporate Vice President (retired 2008) of Xerox Corporation (document management products and services); Executive in Residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology; Lead Director of SPX FLOW, Inc. (multi-industry manufacturing); Director of the United Way of Rochester, the University of Rochester Medical Center, Monroe Community College Foundation, North Carolina A&T University, and Roberts Wesleyan College; Trustee of the University of Rochester.

Rajiv L. Gupta

Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years and Other Experience: Chairman and Chief Executive Officer (retired 2009) and President (2006–2008) of Rohm and Haas Co. (chemicals); Director of Arconic Inc. (diversified manufacturer), HP Inc. (printer and personal computer manufacturing), and Delphi Automotive plc (automotive components); Senior Advisor at New Mountain Capital.

Amy Gutmann

Born 1949. Trustee Since June 2006. Principal Occupation(s) During the Past Five Years and Other Experience: President of the University of Pennsylvania; Christopher H. Browne

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

Distinguished Professor of Political Science, School of Arts and Sciences, and Professor of Communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania; Trustee of the National Constitution Center.

JoAnn Heffernan Heisen

Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years and Other Experience: Corporate Vice President and Member of the Executive Committee (1997–2008), Chief Global Diversity Officer (retired 2008), Vice President and Chief Information Officer (1997–2006), Controller (1995–1997), Treasurer (1991–1995), and Assistant Treasurer (1989–1991) of Johnson & Johnson (pharmaceuticals/medical devices/ consumer products); Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation; Member of the Advisory Board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born 1949. Trustee Since October 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2009) of Cummins Inc. (industrial machinery); Chairman of the Board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina Foundation for Education; Director of the V Foundation for Cancer Research; Member of the Advisory Council for the College of Arts and Letters and Chair of the Advisory Board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born 1953. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Senior Vice President and Chief Financial Officer (retired 2013) at IBM (information technology services); Fiduciary Member of IBM’s Retirement Plan Committee (2004–2013); Director of the Dow Chemical Company; Member of the Council on Chicago Booth.

Scott C. Malpass

Born 1962. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Chief Investment Officer and Vice President at the University of Notre Dame; Assistant Professor of Finance at the Mendoza College of Business at Notre Dame; Member of the Notre Dame 403(b) Investment Committee, the Board of Advisors for Spruceview Capital Partners, the Board of Catholic Investment Services, Inc. (investment advisor), and the Board of Superintendence of the Institute for the Works of Religion; Chairman of the Board of TIFF Advisory Services, Inc. (investment advisor).

André F. Perold

Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years and Other Experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011); Chief Investment Officer and Co-Managing Partner of HighVista Strategies LLC (private investment firm); Overseer of the Museum of Fine Arts Boston.

Peter F. Volanakis

Born 1955. Trustee Since July 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2010) of Corning Incorporated (communications equipment); Chairman of the Board of Trustees of Colby-Sawyer College; Member of the Board of Hypertherm, Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born 1967. Investment Stewardship Officer Since February 2017. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Treasurer (2015–2017), Controller (2010–2015), and Assistant Controller (2001–2010) of each of the investment companies served by The Vanguard Group.

Thomas J. Higgins

Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Peter Mahoney

Born 1974. Controller Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Controller of each of the investment companies served by The Vanguard Group; Head of International Fund Services at The Vanguard Group (2008–2014).

Anne E. Robinson

Born 1970. Secretary Since September 2016. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; General Counsel of The Vanguard Group; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group; Director and Senior Vice President of Vanguard Marketing Corporation; Managing Director and General Counsel of Global Cards and Consumer Services at Citigroup (2014–2016); Counsel at American Express (2003–2014).

Michael Rollings

Born 1963. Treasurer Since February 2017. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group; Director of Vanguard Marketing Corporation; Executive Vice President and Chief Financial Officer of MassMutual Financial Group (2006–2016).

Vanguard Senior Management Team

Mortimer J. Buckley	Chris D. McIsaac
Gregory Davis	James M. Norris
John James	Thomas M. Rampulla
Martha G. King	Karin A. Risi
John T. Marcante

Chairman Emeritus and Senior Advisor

John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

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the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2017 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q8280 102017

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. All members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts and to be independent: Rajiv L. Gupta, JoAnn Heffernan Heisen, F. Joseph Loughrey, Mark Loughridge, and Peter F. Volanakis.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended August 31, 2017: $599,000
Fiscal Year Ended August 31, 2016: $611,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended August 31, 2017: $8,424,459
Fiscal Year Ended August 31, 2016: $9,629,849

Includes fees billed in connection with audits of the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc. and Vanguard Marketing Corporation.

(b) Audit-Related Fees.

Fiscal Year Ended August 31, 2017: $3,194,093
Fiscal Year Ended August 31, 2016: $2,717,627

Includes fees billed in connection with assurance and related services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(c) Tax Fees.

Fiscal Year Ended August 31, 2017: $274,313
Fiscal Year Ended August 31, 2016: $254,050

Includes fees billed in connection with tax compliance, planning, and advice services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(d) All Other Fees.

Fiscal Year Ended August 31, 2017: $0
Fiscal Year Ended August 31, 2016: $214,225

Includes fees billed for services related to tax reported information provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(e) (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

     In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

     The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., or other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant.

     (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g) Aggregate Non-Audit Fees.

Fiscal Year Ended August 31, 2017: $274,313
Fiscal Year Ended August 31, 2016: $468,275

Includes fees billed for non-audit services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(h) For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

The Registrant is a listed issuer as defined in rule 10A-3 under the Securities Exchange Act of 1934 (“Exchange Act”). The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Registrant’s audit committee members are: Rajiv L. Gupta, JoAnn Heffernan Heisen, F. Joseph Loughrey, Mark Loughridge, and Peter F. Volanakis.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not Applicable.

Item 13: Exhibits.

(a) Code of Ethics. (b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD WORLD FUND

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: October 18, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD WORLD FUND

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: October 18, 2017

VANGUARD WORLD FUND

BY:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: October 18, 2017

* By: /s/ Anne E. Robinson

Anne E. Robinson, pursuant to a Power of Attorney filed on October 4, 2016 see file Number 33-32548, Incorporated by Reference.